[AMERICAN GENERAL LIFE COMPANIES LOGO]

                                               LAUREN W. JONES
                                               VICE PRESIDENT AND CHIEF COUNSEL,
                                               BUSINESS LINES LEGAL
                                               Direct Line (713) 831-8470
                                               FAX (713) 620-3878
                                               E-mail: Laurie.Jones@aglife.com

                                 April 30, 2012

BY EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street N.E.
Washington, D.C. 20549

     Re: The United States Life Insurance Company in the City of New York and The United States Life Insurance Company in the City of New York
             Separate Account USL A ("Registrant")
          Group Immediate Variable Annuity Contract -Vanguard
          File No. 333-171496 and No. 811-04865
          CIK No. 0000803401

Dear Ladies and Gentlemen:

     As Vice President and Chief Counsel, Business Lines Legal of The United States Life Insurance Company in the City of New York ("US Life") and counsel to US Life, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing with the Commission pursuant to the Securities Act of 1933 (the "1933 Act") and Rule 101(a) of Regulation S-T, a conformed electronic format copy of Post-Effective Amendment No. 2, which also constitutes Amendment No. 9 under the Investment Company Act of 1940, to Registrant's Form N-4 Registration Statement for the group immediate variable annuity contracts.

     Any questions or comments about the filing should be addressed to the undersigned at the above referenced number.

                                        Very truly yours,


                                        LAUREN W. JONES

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                  2919 Allen Parkway, L4-01 . Houston, TX 77019

                                                    Registration Nos. 333-171496
                                                                       811-04865

     As filed with the Securities and Exchange Commission on April 30, 2012

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-Effective Amendment No.   [ ]                            [ ]

     Post-Effective Amendment No.  [2]                            [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.                 [9]                            [X]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                             SEPARATE ACCOUNT USL A
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                           One World Financial Center
                               200 Liberty Street
                            New York, New York 10281
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
               (Depositor's Telephone Number, Including Area Code)

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                               (Name of Guarantor)
                          175 Water Street, 18th Floor
                            New York, New York 10038

                                 (212) 770-7000
               (Guarantor's Telephone Number, Including Area Code)

                              Lauren W. Jones, Esq.
                        Vice President and Chief Counsel
        The United States Life Insurance Company in the City of New York
                            2919 Allen Parkway, L4-01
                            Houston, Texas 77019-2111
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     It is proposed that the filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)
     [X]  on  April 30, 2012 pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Separate Account USL A of The United States Life Insurance Company in the City of New York under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

       GROUP IMMEDIATE VARIABLE          retirement plans (Vanguard Public
           ANNUITY CONTRACT              Mutual Funds), will not be available
              PROSPECTUS                 for you to allocate your money within
            APRIL 30, 2012               your Contract. The fixed investment
                                         option is part of our general account
   Issued By The United States Life      and, if chosen, each of your annuity
     Life Insurance Company in the       payments will generally be the same
           City of New York              amount. If you allocate your money to
  Through Its Separate Account USL A     the variable investment options, the
                                         periodic annuity payments will change
This prospectus describes information    depending on the investment performance
you should know before you purchase a    of the funds you select. You bear the
Group Immediate Variable Annuity (the    investment risk. Currently, the
"Group IVA"). On page 5 you will find    variable investment options are funds
definitions of certain capitalized       of:
terms used in this prospectus. Please
read this prospectus carefully and       .    Vanguard(R) Variable Insurance
keep it for future reference. For             Fund ("Vanguard VIF Portfolios")
information on how to contact us,        .    Vanguard Public Mutual Funds
please see page 10.                           ("Vanguard Funds")

The Group IVA is a single premium        See "Investment Options" on page 15 for
immediate variable annuity Contract      a complete list of the variable
(the "Contract" or "Contracts")          investment options. You should be sure
between you and The United States Life   you also read the prospectuses of the
Insurance Company in the City of New     Funds underlying the variable
York ("US Life") where you agree to      investment options that may interest
make one Premium Payment to US Life      you. You can request free copies of any
and US Life agrees to make a stream of   or all of the Funds' prospectuses by
Income (annuity) Payments at a later     contacting us as set out on page 10.
date. The Contract is a single
premium, immediate, variable annuity     In addition, the Securities and
offered to individuals within groups.    Exchange Commission ("SEC") maintains a
It is immediate because we start         website at http://www.sec.gov that
making Income Payments within 12         contains the prospectus, Statement of
months from the Contract Date.           Additional Information ("SAI"),
                                         materials incorporated by reference,
The description of the Contract in       and other information that we have
this prospectus is fully applicable to   filed electronically with the SEC.
your certificate and the word
"Contract" includes any such             NEITHER THE SECURITIES AND EXCHANGE
certificate.                             COMMISSION NOR ANY STATE SECURITIES
                                         COMMISSION HAS APPROVED OR DISAPPROVED
THE CONTRACT IS DESIGNED TO MEET         OF THESE SECURITIES OR PASSED UPON THE
LONG-TERM FINANCIAL GOALS. DUE TO        ADEQUACY OR ACCURACY OF THIS
CERTAIN RESTRICTIONS ON WITHDRAWALS      PROSPECTUS. ANY REPRESENTATION TO THE
AND SURRENDERS, THE CONTRACT IS NOT      CONTRARY IS A CRIMINAL OFFENSE.
SUITABLE AS A SHORT-TERM INVESTMENT.
                                         THE CONTRACTS ARE NOT INSURED BY THE
THE CONTRACT IS AVAILABLE AS A           FDIC, THE FEDERAL RESERVE BOARD, OR ANY
QUALIFIED CONTRACT, SUCH AS AN           SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
INDIVIDUAL RETIREMENT ANNUITY CONTRACT   OR OTHER OBLIGATION OF, NOR ARE THEY
FUNDED WITH ROLLOVERS FROM               GUARANTEED OR ENDORSED BY, ANY BANK OR
TAX-QUALIFIED PLANS, AND AS A            DEPOSITORY INSTITUTION. AN INVESTMENT
NON-QUALIFIED CONTRACT FUNDED WITH       IN A VARIABLE ANNUITY IS SUBJECT TO
MONEY FROM ANY SOURCE.                   INVESTMENT RISKS, INCLUDING POSSIBLE
                                         LOSS OF PRINCIPAL INVESTED.
The Contract has 25 investment options
to which you can allocate your money -   THE CONTRACTS ARE NOT AVAILABLE IN ALL
24 variable investment options and one   STATES. THIS PROSPECTUS DOES NOT OFFER
fixed investment option. If your         THE CONTRACTS IN ANY JURISDICTION WHERE
Contract is a tax-deferred               THEY CANNOT BE LAWFULLY SOLD. YOU
non-qualified annuity that is not part   SHOULD RELY ONLY ON THE INFORMATION
of your retirement plan, those           CONTAINED IN THIS PROSPECTUS, SALES
variable investment options that are     MATERIALS WE HAVE APPROVED OR THAT WE
invested in Mutual Funds available to    HAVE REFERRED YOU TO. WE HAVE NOT
the public outside of annuity            AUTHORIZED ANYONE TO PROVIDE YOU WITH
Contracts, life insurance Contracts,     INFORMATION THAT IS DIFFERENT.
or certain employer-sponsored

                                TABLE OF CONTENTS

DEFINITIONS................................................................    5
THE MERGER.................................................................    7
SUMMARY OF THE CONTRACT....................................................    7
   Purpose of the Annuity Contract.........................................    7
   Type of Contract........................................................    7
   Purchase of the Contract................................................    7
   The Investment Options..................................................    7
   Expenses................................................................    9
   Mortality and Expense Risk Charge.......................................    9
   Statutory Premium Tax Charge............................................   10
   Other Expenses..........................................................   10
   Right to Examine........................................................   10
   Partial Withdrawal Rights...............................................   10
   Cancellation Rights.....................................................   10
INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION.....................   10
   General.................................................................   10
FEE TABLES.................................................................   11
CONDENSED FINANCIAL INFORMATION............................................   12
INVESTMENT OPTIONS.........................................................   15
   Variable Investment Options.............................................   15
   Separate Account USL A..................................................   15
   Vanguard Funds..........................................................   15
   Vanguard VIF Portfolios.................................................   16
   Name Changes............................................................   20
   Fixed Investment Option.................................................   20
EXPENSES...................................................................   20
   Mortality and Expense Risk Charge.......................................   21
   Statutory Premium Taxes.................................................   21
   Income Taxes............................................................   21
   Fund Expenses...........................................................   22
   Fees and Expenses and Money Market Investment Options...................   22
   Reduction of Certain Charges and Additional Amounts Credited............   22
THE CONTRACT...............................................................   22
   General Description.....................................................   22
   Who Should Purchase a Contract..........................................   23
   About the Contract......................................................   23
   Purchasing a Contract...................................................   23
   Allocation of Premium...................................................   23
   Right to Return.........................................................   23
   Market Timing...........................................................   24
   Restrictions Initiated By the Funds and Information Sharing Obligations.   25
   Transfers Among Investment Options......................................   25
   Transaction Requests in Good Order......................................   26
   Partial Withdrawal Rights With Variable Payments For A Guaranteed Number
      of Years.............................................................   27
   Cancellation Rights.....................................................   29
   Access to your Money/Cancellation of the Contract.......................   29
   Computing the Cancellation Value........................................   29
   Taxes...................................................................   30

   Additional Rights That We Have..........................................   30
   Variations in Contract or Investment Option Terms and Conditions........   30
   Expenses or Risks.......................................................   31
   Underlying Investments..................................................   31
ANNUITY PAYMENTS...........................................................   31
   Generally...............................................................   31
   Annuity Payment Options.................................................   32
   Annuity Units...........................................................   33
   Determination of the Initial Annuity Payment............................   33
   Impact of Annuitant's Age on Annuity Payments...........................   33
   Impact of Annuitant' Gender on Annuity Payments.........................   34
   Impact of Length of Payment Periods on Annuity Payments.................   34
   Impact of Optional Cancellation Endorsement on Annuity Payments.........   34
   Determination of Subsequent Variable Annuity Payments...................   34
   Assumed Investment Return...............................................   35
   Selecting an AIR--Pros and Cons.........................................   36
ACCESS TO YOUR MONEY.......................................................   36
   Generally...............................................................   36
   Deferment of Payments...................................................   36
DEATH BENEFIT..............................................................   37
   Death Within Six Months of the Contract Date............................   37
   Death Prior to Income Start Date........................................   37
   Death of Owner After the Income Start Date..............................   37
   Death of Annuitant After the Income Start Date..........................   38
   Designation of Beneficiary..............................................   38
PERFORMANCE................................................................   38
TAXES......................................................................   39
   Introduction............................................................   39
   Annuity Contracts In General............................................   40
   Distributions In General................................................   40
   Withdrawals Where Income Start Date Is Before Age 59 1/2 - A Partial
      Withdrawal or Complete Surrender May Trigger a 10% Tax Penalty Unless
      an Exception Applies.................................................   40
   Individual Retirement Annuities.........................................   41
   Rollovers...............................................................   41
   Conversions.............................................................   42
   Tax Treatment Of Distributions - Non-Qualified Contracts................   42
   General.................................................................   42
   Complete Surrenders.....................................................   42
   Partial Withdrawal - 100% Taxable.......................................   42
   A Partial Withdrawal or Complete Surrender May Trigger an Additional 10%
      Tax Penalty Unless an Exception Applies..............................   42
   Non-Qualified Contracts Owned By Non-Natural Persons....................   43
   Section 1035 Exchanges..................................................   43
   Diversification And Investor Control....................................   43
   Withholding.............................................................   44
OTHER INFORMATION..........................................................   44
   The United States Life Insurance Company in the City of New York........   44
   National Union Guarantee................................................   45
   Ownership...............................................................   46
   Voting Privileges.......................................................   46
   Distribution of the Contract............................................   46

   Legal Proceedings.......................................................   47
FINANCIAL STATEMENTS.......................................................   47
REGISTRATION STATEMENTS....................................................   47
APPENDIX...................................................................   48
   Hypothetical Illustrations of Annuity Payments..........................   48
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...............   57

                                   DEFINITIONS

We have defined certain terms used in this prospectus to help you understand these terms. We have defined them in this glossary.

ANNUITANT

The person you designate to receive annuity payments and whose life determines the duration of annuity payments involving life contingencies. The Annuitant is usually the owner of the Contract, but in some circumstances the owner may not be the Annuitant. In addition, certain annuity options under the Contract permit a Joint Annuitant.

ANNUITY PAYMENT OPTION

The method in which you choose to receive your stream of annuity payment(s).

ANNUITY UNIT

An accounting unit of measure used to calculate annuity payments after the Contract Date.

ASSUMED INVESTMENT RETURN

The net investment return that will cause variable annuity payments to remain level. The Assumed Investment Return is used in calculating the initial and subsequent variable annuity payments.

COMPANY

The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. In this prospectus, the word "we" refers to the Company.

CONTRACT ANNIVERSARY

An anniversary of the date we issued your Contract.

CONTRACT DATE

The date your Contract is issued and becomes effective.

CONTRACT OWNER

The person (or persons) shown as the Owner under the Contract schedule. Unless otherwise noted, all references to "you" or "your" in this prospectus, refer to the Contract Owner.

CONTRACT YEAR

Each twelve-month period beginning on the Contract Date.

INCOME CHANGE DATE

The date on which the amount of your next variable annuity payment is calculated based in part on the performance of the subaccounts you have chosen, your selected Assumed Investment Return and certain other factors. The Income Change Date occurs on the same frequency as your variable annuity payments (monthly, quarterly, semi-annual or annual basis), which is specified in your Contract.

INCOME START DATE

The date on which annuity payments begin. You choose this date when you purchase the Contract. Because the Contract is an immediate annuity, rather than a deferred annuity, the Income Start Date cannot be later than 12 months after the Contract Date. (Deferred annuities generally permit you to defer the date that annuity payments begin for an indefinite period of time.)

NON-QUALIFIED CONTRACT

An annuity purchased with dollars already subject to taxation.

PREMIUM PAYMENT

Money sent to us to be invested in your Contract. Because the Contract is a single premium Contract, you are permitted to make only one Premium Payment to us. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

QUALIFIED CONTRACT

An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by a deductible IRA.

RIGHT TO EXAMINE PERIOD

Time period immediately following the Contract Date, when you may return your Contract to the Company.

STATUTORY PREMIUM TAX

A tax charged by a state or municipality on Premium Payments.

VALUATION DATE (ALSO CALLED A "BUSINESS DAY")

Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern Time.

VALUATION PERIOD

The period between the close of business on any Valuation Date and the close of business for the next succeeding Valuation Date.

VALUATION DATES, TIMES, AND PERIODS

We compute values under a Contract on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

We compute Contract values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one

Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

                                   THE MERGER

Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of US Life, merged with and into US Life ("Merger"). Before the Merger, the Contracts were issued by AI Life. Upon the Merger, all Contract obligations that had been those of AI Life became obligations of US Life.

The Merger did not affect the terms of, or the rights and obligations under your Contract, other than to reflect the change to the company that provides your Contract benefits from AI Life to US Life. You will receive a Contract endorsement from US Life that reflects the change from AI Life to US Life. The Merger also did not result in any adverse tax consequences for any Contract owners.

                             SUMMARY OF THE CONTRACT

The summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Investment Option."

PURPOSE OF THE ANNUITY CONTRACT

The single premium immediate variable annuity Contract described in this prospectus provides annuity payments to the Annuitant for his or her life, and, under particular options, the life of a Joint Annuitant or for a certain period of years. You may select from a number of annuity payment options. Certain options provide a guaranteed minimum number of years of annuity income. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

The Contract is intended for people who want to receive a stream of income payments, generally for retirement but also for other long-term purposes.

TYPE OF CONTRACT

If you are eligible, you may purchase the Contract as an individual retirement annuity ("IRA") with contributions rolled-over from tax-qualified plans such as 401(k) Plans, 403(b) Plans, governmental 457 Plans, or IRAs. You may also purchase the Contract as a non-qualified retirement plan for an individual.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $20,000. We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. In general, we will not issue a Contract to anyone who is over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide a variable annuity. Our Separate Account is divided into subaccounts, 24 of which are offered under the Contract. Each of the 24 subaccounts invest exclusively in shares of a specific Vanguard Fund or Vanguard

VIF Portfolio. The investment performance of each subaccount is linked to the investment performance of one of the Funds. Assets in each of the subaccounts belong to the Company, but are accounted for separately from the Company's other assets and can be used only to satisfy its obligations under the Contracts.

     The Vanguard Funds are only available if your Contract has been issued on a qualified basis. The Vanguard VIF Portfolios are available for both qualified and non-qualified Contracts. You can allocate your Premium Payment to one or more subaccounts that invest exclusively in shares of the following variable investment options described in the Funds' prospectuses:

VANGUARD FUNDS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard Inflation-Protected Securities Fund

Managed by Wellington Management Company, LLP
   Vanguard Dividend Growth Fund
   Vanguard GNMA Fund

Also included in the Vanguard Funds are the:
   Vanguard LifeStrategy(R) Conservative Growth Fund
   Vanguard LifeStrategy(R) Growth Fund
   Vanguard LifeStrategy(R) Income Fund
   Vanguard LifeStrategy(R) Moderate Growth Fund

     These Funds receive advisory services indirectly, by investing in other Vanguard funds.

VANGUARD VIF PORTFOLIOS (and their investment advisors)

Managed by Vanguard's Fixed Income Group
   Vanguard VIF Money Market Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Total Bond Market Index Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.
   Vanguard VIF Diversified Value Portfolio

Managed by Vanguard's Quantitative Equity Group
   Vanguard VIF Conservative Allocation Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF Moderate Allocation Portfolio
   Vanguard VIF REIT Index Portfolio

Managed by AllianceBernstein L.P. and William Blair & Company, L.L.C.
   Vanguard VIF Growth Portfolio

Managed by Wellington Management Company, LLP
   Vanguard VIF Balanced Portfolio
   Vanguard VIF High Yield Bond Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group
   Vanguard VIF Small Company Growth Portfolio

Managed by Wellington Management Company, LLP and Vanguard's Quantitative Equity Group
   Vanguard VIF Equity Income Portfolio

Managed by Schroder Investment Management North America Inc.,
M&G Investment Management
   Limited, and Baillie Gifford Overseas Ltd
   Vanguard VIF International Portfolio

Managed by PRIMECAP Management Company
   Vanguard VIF Capital Growth Portfolio

Also included in Vanguard VIF Portfolio is:
   Vanguard VIF Total Stock Market Index Portfolio

Vanguard VIF Total Stock Market Index Portfolio receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios.

Each Vanguard Fund's board of trustees and each Vanguard VIF Portfolio's board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Vanguard Fund's or Vanguard VIF Portfolio's advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Vanguard Fund's and each Vanguard VIF Portfolio's overall manager, The Vanguard Group, Inc. ("Vanguard") may provide investment advisory services to any Vanguard Fund or Vanguard VIF Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing investment advisory agreement be revised.

ALLOCATING PART OR ALL OF YOUR PREMIUM PAYMENT TO A SUBACCOUNT MEANS YOU HAVE ELECTED, AT LEAST IN PART, A VARIABLE ANNUITY PAYMENT. THE AMOUNT OF YOUR VARIABLE ANNUITY PAYMENT WILL INCREASE OR DECREASE DEPENDING ON THE INVESTMENT PERFORMANCE OF THE SUBACCOUNTS YOU SELECTED. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS ALLOCATED TO A SUBACCOUNT.

You can also allocate all or part of your Premium Payment to the general account and elect a fixed annuity payment. Under this option, the periodic amount you receive will not change once it is established. Each new allocation from the Separate Account A to the general account will establish a new periodic payment amount for that allocation.

EXPENSES

The company does not deduct a sales load from your Premium Payment, but does deduct the following charges in connection with the Contract. For additional information, see "EXPENSES" further on in this prospectus.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge from the assets of each subaccount for mortality and expense risks. The maximum charge is 0.52% per annum based on each subaccount's average daily net assets.

STATUTORY PREMIUM TAX CHARGE. Certain states assess a premium tax charge for Premium Payments made under the Contract. If applicable, the premium tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" further on in this prospectus for more information.

OTHER EXPENSES. The management fees and other expenses of the funds are paid by the funds and are reflected in the net asset values of the funds' shares.

RIGHT TO EXAMINE

You may cancel your Contract within ten days after receiving it. We will refund your Premium Payment, adjusted as required by your Contract. See "Right to Return" further on in this prospectus.

PARTIAL WITHDRAWAL RIGHTS

If you choose an annuity payment option with a Guaranteed Number of Years, you will have the right to make a partial withdrawal from your Contract subject to certain provisions. See "Partial Withdrawal Rights with Variable Payments for a Guaranteed Number of Years" further on in this prospectus.

CANCELLATION RIGHTS

You may choose to have the right to cancel your Contract subject to certain provisions. See "Cancellation Rights" further on in this prospectus.

             INQUIRIES AND CONTRACT OWNER AND ANNUITANT INFORMATION

If you have questions about your Contract, please telephone our Annuity Administration Department at 1-877-299-1724. Personal and/or account specific information may be requested to validate a caller's identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner's records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the contract. You will receive periodic statements confirming any transactions that take place as well as other required periodic reports if you choose a variable payout option. Until we update all the forms to reflect that AI Life merged into US Life, we may provide you with forms, statements or reports that still reflect AI Life as the issuer and/or the former Separate Account's name.

You may also contact US Life, the issuer of the Contracts. You can contact US Life at its Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, Delaware 19801.

GENERAL

It is your responsibility to carefully review all documents you receive from us and immediately notify the Annuity Administration Department of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Annuity Administration Department of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying and owning the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or transfer cash value between investment options. Statutory state premium taxes may also be deducted.

     ------------------------------------------------------------------------------------------------------------
     MAXIMUM OWNER TRANSACTION EXPENSES
     ------------------------------------------------------------------------------------------------------------
     CHARGE                                                                             AMOUNT
     ------------------------------------------------------------------------------------------------------------
     Sales Load Imposed on Purchases (as a percentage of purchase
     payments)                                                     None
     ------------------------------------------------------------------------------------------------------------
     Transfer Fee                                                  $10 per transfer
                                                                   (There is no charge for the first 12 transfers
                                                                   each Contract year; thereafter, we reserve the
                                                                   right to charge a fee of $10 per transfer.)
     ------------------------------------------------------------------------------------------------------------
     Partial Withdrawal Transaction Charge                         The lesser of 2% of the amount withdrawn
                                                                   or $25
     ------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including fund fees and expenses.

     ----------------------------------------------------------------------------------------------------------
     SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average account value)
     ----------------------------------------------------------------------------------------------------------
     CHARGE                                                                                              AMOUNT
     ----------------------------------------------------------------------------------------------------------
     Maximum Mortality and Expense Risk Fees                                                              0.52%
     TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES                                                               0.52%
     ----------------------------------------------------------------------------------------------------------

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Contract. Total Annual Fund Operating Expenses vary for each Fund. The range in the table shows the minimum and maximum for the Funds as of each Fund's most recent fiscal year end. Current and future expenses for the Funds may be higher or lower than those shown.

     ----------------------------------------------------------------------------------------------------------
     ANNUAL FUND FEES AND EXPENSES (as a percentage of average daily Separate Account value)
     ----------------------------------------------------------------------------------------------------------
     CHARGE                                                                                 MAXIMUM     MINIMUM
     ----------------------------------------------------------------------------------------------------------
     Total Annual Fund Operating Expenses (expenses that are deducted from fund              0.51%        0.13%
     assets include management fees, distribution (12b-1) fees, and other expenses)
     ----------------------------------------------------------------------------------------------------------

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

                                               CONDENSED FINANCIAL INFORMATION
                                                   ACCUMULATION UNIT VALUES

VANGUARD(R) FUNDS:                                    12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11
   VANGUARD DIVIDEND GROWTH FUND
   Accumulation Unit value at beginning of year            N/A      N/A   $12.68   $15.08   $16.06   $11.89   $14.40   $15.96
   Accumulation Unit value at end of year                  N/A   $12.68   $15.08   $16.06   $11.89   $14.40   $15.96   $17.37
   Number of Accumulation Units outstanding at end of
   year                                                    N/A    1,937    1,829    1,724    1,622    1,852    1,734    1,620

   VANGUARD INFLATION-PROTECTED SECURITIES FUND
   Accumulation Unit value at beginning of year            N/A      N/A      N/A   $11.38   $12.63   $12.21   $13.46   $14.21
   Accumulation Unit value at end of year                  N/A      N/A   $11.38   $12.63   $12.21   $13.46   $14.21   $16.01
   Number of Accumulation Units outstanding at end of
   year                                                    N/A      N/A    1,517    5,248    3,520    3,198    2,891    2,598

   VANGUARD LIFESTRATEGY(R) INCOME FUND
   Accumulation Unit value at beginning of year            N/A   $10.89   $11.18   $12.01   $12.75   $11.35   $12.65   $13.75
   Accumulation Unit value at end of year               $10.89   $11.18   $12.01   $12.75   $11.35   $12.65   $13.75   $14.19
   Number of Accumulation Units outstanding at end of
   year                                                  4,605    4,268    3,918    3,584    3,266    2,963    2,675    2,400

VANGUARD(R) VIF PORTFOLIOS:
   VANGUARD VIF BALANCED PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $11.98   $12.74   $14.57   $15.70   $12.09   $14.79   $16.33
   Accumulation Unit value at end of year               $11.98   $12.74   $14.57   $15.70   $12.09   $14.79   $16.33   $16.85
   Number of Accumulation Units outstanding at end of
   year                                                  9,626   16,264   21,748   19,875   17,468   16,104   13,871   22,759

   VANGUARD VIF CAPITAL GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $12.64   $13.54   $15.03   $16.82   $11.65   $15.57   $17.51
   Accumulation Unit value at end of year               $12.64   $13.54   $15.03   $16.82   $11.65   $15.57   $17.51   $17.26
   Number of Accumulation Units outstanding at end of
   year                                                  2,118    2,307    2,178    4,630      285    1,193      221      190

                                               CONDENSED FINANCIAL INFORMATION
                                                   ACCUMULATION UNIT VALUES

VANGUARD(R) VIF PORTFOLIOS                            12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11
   VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $13.50   $14.45   $17.09   $17.67   $11.22   $14.17   $15.42
   Accumulation Unit value at end of year               $13.50   $14.45   $17.09   $17.67   $11.22   $14.17   $15.42   $15.94
   Number of Accumulation Units outstanding at end of
   year                                                  3,031    3,886    3,463    4,106    2,807    2,297    1,812    1,349

   VANGUARD VIF EQUITY INCOME PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $12.63   $13.08   $15.71   $16.33   $11.23   $13.04   $14.88
   Accumulation Unit value at end of year               $12.63   $13.08   $15.71   $16.33   $11.23   $13.04   $14.88   $16.32
   Number of Accumulation Units outstanding at end of
   year                                                  2,132    4,450    5,190    5,314    4,159    3,548    3,757    3,635

   VANGUARD VIF EQUITY INDEX PORTFOLIO

   Accumulation Unit value at beginning of year            N/A   $12.02   $12.53   $14.43   $15.12    $9.49      N/A   $13.64
   Accumulation Unit value at end of year               $12.02   $12.53   $14.43   $15.12    $9.49      N/A      N/A   $13.83
   Number of Accumulation Units outstanding at end of
   year                                                  2,169    1,964    2,550    2,296      N/A      N/A      N/A      544

   VANGUARD VIF GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $11.41   $12.65   $12.83   $14.06    $8.71   $11.71   $13.02
   Accumulation Unit value at end of year               $11.41   $12.65   $12.83   $14.06    $8.71   $11.71   $13.02   $12.85
   Number of Accumulation Units outstanding at end of
   year                                                  3,245    2,951    3,020    4,627      727    3,138      587    1,347

   VANGUARD VIF HIGH YIELD BOND PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $11.31   $11.56   $12.45   $12.63    $9.81   $13.55   $15.11
   Accumulation Unit value at end of year               $11.31   $11.56   $12.45   $12.63    $9.81   $13.55   $15.11   $16.07
   Number of Accumulation Units outstanding at end of
   year                                                  2,272    2,058    2,208    1,977    1,011    2,385    1,952  216,169

   VANGUARD VIF INTERNATIONAL PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $13.34   $15.43   $19.46   $22.73   $12.46   $17.69   $20.37
   Accumulation Unit value at end of year               $13.34   $15.43   $19.46   $22.73   $12.46   $17.69   $20.37   $17.52
   Number of Accumulation Units outstanding at end of
   year                                                  4,459    7,918    6,750    6,306    2,262    3,635    2,372    2,466

                                               CONDENSED FINANCIAL INFORMATION
                                                   ACCUMULATION UNIT VALUES

VANGUARD(R) VIF PORTFOLIOS                            12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11
   VANGUARD VIF MID-CAP INDEX PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $13.23   $15.00   $16.98   $17.93   $10.38   $14.49   $18.07
   Accumulation Unit value at end of year               $13.23   $15.00   $16.98   $17.93   $10.38   $14.49   $18.07   $17.61
   Number of Accumulation Units outstanding at end of
   year                                                  4,226    8,695    7,665    3,189    1,742    3,457    2,385    1,988

   VANGUARD VIF MONEY MARKET PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $10.09   $10.35   $10.82   $11.33   $11.59   $11.60   $11.57
   Accumulation Unit value at end of year               $10.09   $10.35   $10.82   $11.33   $11.59   $11.60   $11.57   $11.53
   Number of Accumulation Units outstanding at end of
   year                                                  1,140    1,046    2,571    2,349    3,475    1,231    1,028      833

   VANGUARD VIF REIT INDEX PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $14.32   $15.93   $21.38   $17.74   $11.07   $14.23   $18.15
   Accumulation Unit value at end of year               $14.32   $15.93   $21.38   $17.74   $11.07   $14.23   $18.15   $19.58
   Number of Accumulation Units outstanding at end of
   year                                                  4,816    7,227    6,038    3,718    1,270      764    1,646    1,460

   VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $10.22   $10.40   $10.86   $11.45   $11.00   $12.46   $13.04
   Accumulation Unit value at end of year               $10.22   $10.40   $10.86   $11.45   $11.00   $12.46   $13.04   $13.23
   Number of Accumulation Units outstanding at end of
   year                                                    543      487      433      382    1,734    5,076    2,079      769

   VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $12.20   $12.90   $14.15   $14.60    $8.79   $12.19   $15.98
   Accumulation Unit value at end of year               $12.20   $12.90   $14.15   $14.60    $8.79   $12.19   $15.98   $16.12
   Number of Accumulation Units outstanding at end of
   year                                                  5,345    4,853    4,791    4,302      726    1,247    2,326    2,119

   VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $10.51   $10.71   $11.11   $11.83   $12.38   $13.05   $13.83
   Accumulation Unit value at end of year               $10.51   $10.71   $11.11   $11.83   $12.38   $13.05   $13.83   $14.81
   Number of Accumulation Units outstanding at end of
   year                                                  4,732   14,408   14,378   13,232   19,364   10,448   10,608    8,025

                                               CONDENSED FINANCIAL INFORMATION
                                                   ACCUMULATION UNIT VALUES

VANGUARD(R) VIF PORTFOLIOS                            12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11
   VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO
   Accumulation Unit value at beginning of year            N/A   $12.22   $12.90   $14.83   $15.51    $9.68   $12.35   $14.39
   Accumulation Unit value at end of year               $12.22   $12.90   $14.83   $15.51    $9.68   $12.35   $14.39   $14.43
   Number of Accumulation Units outstanding at end of
   year                                                 14,608   16,038   14,701   13,221    8,861    3,476    5,651    5,652

                               INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

SEPARATE ACCOUNT USL A

US Life holds the assets of your Account Value in subaccounts of Separate Account USL A (the "Separate Account"). The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Before January 3, 2011, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York insurance law. At that time the Separate Account was named Variable Account A of American International Life Assurance Company of New York. On January 3, 2011, and in conjunction with the merger of US Life and AI Life, the Separate Account was transferred to and became a separate account of US Life under New York law.

US Life owns the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Contract.

The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Contracts, and US Life is obligated to pay all amounts due the Contract Owners under the Contracts.

VANGUARD FUNDS

Each of the Vanguard Funds is a mutual fund registered with the SEC. You should carefully read the prospectus for each of the Vanguard Funds before investing. They contain detailed information regarding management of the Vanguard Funds, investment objectives, investment advisory fees and expenses, and other charges. The prospectuses also discuss the risks involved in investing in the Vanguard Funds. Below is a summary of the investment objective and strategies of each Fund available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE.

..    Vanguard LifeStrategy Income Fund seeks to provide current income and some capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks.

..    Vanguard LifeStrategy Conservative Growth Fund seeks to provide current income and low to moderate capital appreciation. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks.

..    Vanguard LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds.

..    Vanguard LifeStrategy Growth Fund seeks to provide capital appreciation and some current income. The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds.

..    Vanguard Dividend Growth Fund seeks to provide, primarily, a growing stream of income over time and, secondarily, long-term capital appreciation and current income. The Fund invests primarily in stocks that tend to offer current dividends. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically - but not always - will be undervalued relative to the market and will show potential for increasing dividends. The Fund will be diversified across industry sectors.

..    Vanguard GNMA Fund seeks to provide a moderate level of current income. The
     Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the Fund's assets may be invested in other types of securities, such as U.S. Treasury, or other U.S. government agency securities, as well as in repurchase agreements collateralized by such securities. Securities issued by most other U.S. government agencies, other than the U.S. Treasury and GNMA, are neither guaranteed by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. The Fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages. Although the Fund does not observe specific maturity guidelines, the Fund's dollar-weighted average maturity will normally fall within an intermediate-term range (3 to 10 years).

..    Vanguard Inflation-Protected Securities Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Fund invests at least 80% of its assets in inflation-indexed bonds issued by the U.S. government, its agencies and instrumentalities, and corporations. The Fund may invest in bonds of any maturity; however, its dollar-weighted average maturity is expected to be in the range of 7 to 20 years. At a minimum, all bonds purchased by the Fund will be rated "investment-grade."

Each Fund is part of Vanguard, a family of 37 investment companies with more than 160 investment portfolios holding assets in excess of $1 trillion. Vanguard serves as the investment advisor to VANGUARD INFLATION-PROTECTED SECURITIES FUND. Vanguard manages the Inflation-Protected Securities Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. Certain funds employ external advisors. Wellington Management Company, LLP serves as advisor to VANGUARD DIVIDEND GROWTH FUND and VANGUARD GNMA FUND. The LifeStrategy Funds do not employ an investment advisor. The LifeStrategy Funds' board of trustees decides how to allocate their assets among the underlying funds.

VANGUARD VIF PORTFOLIOS

Each of the Vanguard VIF Portfolios is a mutual fund registered with the SEC. You should carefully read the prospectus for the Vanguard VIF Portfolios before investing. It contains detailed information regarding management of the Vanguard VIF Portfolios, investment objectives, investment advisory fees and expenses, and other charges. The prospectus also discusses the risks involved in investing in the Vanguard VIF

Portfolios. Below is a summary of the investment objective and strategies of each Portfolio available under the Contract. THERE IS NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE.

..    Vanguard VIF Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker's acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 90 days or less.

..    Vanguard VIF Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody's Investor Services, Inc., or by another independent rating agency; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2 or Baa3 by Moody's or another independent rating agency. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody's.) The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

..    Vanguard VIF Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index. The Portfolio employs a "passive management" - or indexing investment approach designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. The Portfolio invests by SAMPLING the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process, and at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

..    Vanguard VIF High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds - commonly known as "junk bonds"
     - with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody's, have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B, or the equivalent, convertible securities, and preferred stocks and fixed and floating rate loans of medium to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody's; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio's advisor. The Portfolio's high-yield bonds and loans mostly have short- and intermediate-term maturities.

..    Vanguard VIF Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, medium-size and large companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

..    Vanguard VIF Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in stocks, also known as equity securities. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

..    Vanguard VIF Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

..    Vanguard VIF Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs a "passive management" - or indexing-investment approach designed to track the performance of the Standard & Poor's (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds - Vanguard Variable Insurance Fund-Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds.

..    Vanguard VIF Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs a "passive management" - or indexing-investment approach designed to track the performance of the Standard & Poor's 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

..    Vanguard VIF Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a "passive management" - or indexing - investment approach designed to track the performance of the MSCI(R) US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

..    Vanguard VIF Conservative Allocation Portfolio seeks to provide current income and low-to-moderate capital appreciation by investing in a diversified group of Vanguard index funds. The portfolio follows a balanced approach by allocating approximately 60% of its assets to bonds and 40% to common stocks. The portfolio's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holding consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-cap and small-cap U.S. stocks and foreign stocks.

..    Vanguard VIF Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income. The portfolio follows a balanced approach by allocating approximately 60% of its assets to common stocks and 40% to bonds. The portfolio's indirect bond holdings are a diversified mix of short-, intermediate-, U.S. agency, and invest-grade corporation bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-cap and small-cap U.S. stocks and foreign stock.

..    Vanguard VIF Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stock of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. The Portfolio uses multiple investment advisors.

..    Vanguard VIF Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of mid- and large-capitalization stocks.

..    Vanguard VIF Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of smaller companies. These companies tend to be unseasoned and are considered by the Portfolio's advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio's 80% policy may be changed only upon 60 days' notice to shareholders. The Portfolio uses multiple investment advisors.

..    Vanguard VIF International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies large-, mid-, and small capitalization considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

..    Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs a "passive management" - or indexing-investment approach designed to track the performance of the MSCI(R) US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Vanguard's Fixed Income Group serves as the investment advisor to VANGUARD VIF MONEY MARKET PORTFOLIO, VANGUARD VIF SHORT-TERM INVESTMENT-GRADE PORTFOLIO, and VANGUARD VIF TOTAL BOND MARKET INDEX PORTFOLIO. Vanguard's Quantitative Equity Group serves as advisor to VANGUARD VIF CONSERVATIVE ALLOCATION PORTFOLIO, VANGUARD VIF EQUITY INCOME PORTFOLIO, VANGUARD VIF MID-CAP INDEX PORTFOLIO,



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VANGUARD VIF MODERATE ALLOCATION PORTFOLIO, and VANGUARD VIF REIT INDEX
PORTFOLIO. VANGUARD VIF TOTAL STOCK MARKET INDEX PORTFOLIO receives advisory services indirectly, by investing in other Vanguard funds and Vanguard VIF Portfolios. Vanguard manages these funds on an at-cost basis, subject to the control of the trustees and officers of the funds. Certain funds employ external advisors. PRIMECAP Management Company serves as advisor to VANGUARD VIF CAPITAL GROWTH PORTFOLIO. AllianceBernstein L.P. and William Blair & Company, L.L.C. serve as advisors to VANGUARD VIF GROWTH PORTFOLIO. Wellington Management Company, LLP serves as advisor to VANGUARD VIF HIGH YIELD BOND PORTFOLIO and VANGUARD VIF BALANCED PORTFOLIO. Granahan Investment Management, Inc. and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF SMALL COMPANY GROWTH PORTFOLIO. Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited serve as advisors to VANGUARD VIF INTERNATIONAL PORTFOLIO. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as advisor to VANGUARD VIF DIVERSIFIED VALUE PORTFOLIO. Wellington Management Company, LLP and Vanguard's Quantitative Equity Group serve as advisors to VANGUARD VIF EQUITY INCOME PORTFOLIO.

NAME CHANGES

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports, and confirmations that reflect a Fund's prior name.

FIXED INVESTMENT OPTION

Premium you allocate to the fixed investment option goes into our general account. The general account is not registered with the SEC. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our Separate Accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

To the extent that you allocate premium or transfer amounts into the fixed investment option, we guarantee that the amount of the annuity payments you receive will be unaffected by investment performance.

                                    EXPENSES

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          A CLOSER LOOK AT THE COSTS OF INVESTING IN A VARIABLE ANNUITY

     Costs are an important consideration in choosing a variable annuity. That's because you, as a Contract Owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity Contract itself. These combined costs can have a significant effect on the investment performance of the annuity Contract. Even seemingly small differences in mutual fund and annuity Contract expenses can, over time, have a dramatic effect on performance.

--------------------------------------------------------------------------------

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                 SUMMARY OF COSTS OF INVESTING IN THE CONTRACTS

..    No sales load or sales charge

..    No annual Contract maintenance charge

..    No current fee to exchange money among the Subaccounts (we reserve the right to charge a fee of $10.00 per transfer)

..    Maximum Annual Mortality and Expense Risk Charge: 0.52%

..    Partial Withdrawal Transaction Charge: The lesser of 2% of the amount withdrawn or $25

..    Fees and expenses paid by the funds ranged from 0.13% to 0.51% at the end of each fund's most recent fiscal year

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MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. We may offer different rates to different groups, based upon our assessment of the risks that are involved. Once the charge is established it will not change for the group. The maximum rate we will charge any group is 0.52%. The charge compensates us for the expenses of administering the Contract, for assuming the risk that we will have to make annuity payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit.

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             A CLOSER LOOK AT THE MORTALITY AND EXPENSE RISK CHARGE

     The Company assumes mortality risk where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives. The Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live.`

     The Company also assumes charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

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STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any premium tax imposed on us by the state or locality where you reside. The State of New York currently imposes no premium taxes on annuity Contracts.

INCOME TAXES

Although we do not currently deduct any charge for income taxes attributable to your Contract, we reserve the right to do so in the future.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various funds. These charges are described in the prospectuses for the Vanguard Funds and the Vanguard VIF Portfolios. The maximum fund expenses are described in the fee table contained in the prospectus.

FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTIONS

During periods of low short-term interest rates, and in part due to Contract fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Contract's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your Contract value in the money market investment option will lose value.

REDUCTION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED

We may charge a mortality and expense risk charge that is lower than the maximum charge, reduce or eliminate transaction charges, or lower the minimum single premium requirement when the Contract is sold to groups of individuals under circumstances that reduce our sales, administrative, or any other expenses or mortality risks. Any variation in charges under the Contract will reflect differences in costs, services or risks, and will not be unfairly discriminatory. We will determine the eligibility of such groups by considering factors such as:

(1)  the size and nature of the group;

(2)  the total amount of premium we expect to receive from the group;

(3) any other circumstances which we believe to be relevant in determining whether reduced sales, administrative or any other expenses or mortality risks may be expected.

Any reduction or elimination may be withdrawn or modified by us.

                                  THE CONTRACT

GENERAL DESCRIPTION

An annuity is a Contract between you, as the owner, and a life insurance company. The Contract provides income in the form of annuity payments beginning on the Income Start Date you select, which must be within 12 months after the Contract Date. You may purchase the Contract using after-tax dollars (a non-qualified Contract), transferring assets from another IRA, or by "rolling over" assets from a qualified plan (a qualified Contract).

The Contract is called a variable annuity because you can allocate your money among variable investment options. Each subaccount of our Separate Account invests in shares of a corresponding mutual fund. Depending on market conditions, the various funds may increase or decrease in value. If you allocate money to the funds, the amount of the variable annuity payments will depend on the investment performance of the funds you select.

The Contract also has a fixed investment option that is part of our general account. Each annuity payment from the fixed portion of your Contract will generally be for the same amount and will not vary with investment performance.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed for people who want to receive a stream of income payments, generally for retirement. We call this stream of income payments "Annuity Payments."

You can purchase the Contract as a non-qualified Contract, with money generally from any source. Or, you may purchase the Contract as a qualified Contract such as an individual retirement annuity Contract funded with rollovers from tax-qualified plans.

--------------------------------------------------------------------------------

      A FEW THINGS TO KEEP IN MIND REGARDING WHO SHOULD PURCHASE A CONTRACT

     Under the Contract, you will have access to your investment only through annuity payments, or certain other Contract provisions discussed in your Contract (and any applicable endorsements thereto).

     The Contract should only be purchased by individuals who will not need full access to their Premium Payment on an immediate basis.

--------------------------------------------------------------------------------

ABOUT THE CONTRACT

This prospectus describes a Contract between you and the Company, the issuer of the Contract. The Contract may provide income payments for the life of one or two persons, or for a designated period, or both.

PURCHASING A CONTRACT

The minimum investment for both qualified and non-qualified Contracts is $20,000. We reserve the right to refuse your Premium Payment. In general, we will not issue a Contract to anyone who is over age 90, but we reserve the right to lower or increase this age for new Contracts.

ALLOCATION OF PREMIUM

When you purchase a Contract, you will tell us how to allocate your Premium Payment among the investment options. At the time of application, we must receive your Premium Payment before the Contract will be effective. We will issue your Contract and allocate your Premium Payment to Vanguard VIF Money Market Portfolio within two business days. If you do not give us all the necessary information we need to issue the Contract, we will contact you to obtain it. If we are unable to complete this process within five business days, we will refund your money unless you authorize us to keep it until all the necessary information is obtained.

RIGHT TO RETURN

If for any reason you are not satisfied with your Contract, you may return it to us and we will refund your Premium Payment received by us, and any applicable charges that have been deducted, adjusted by any investment experience. Because you have this right, we will direct the portion of your initial net Premium Payment that is to be allocated to a variable investment option, to Vanguard VIF Money Market Portfolio for a period of 15 days, starting on the date your investment performance begins. Then we will automatically allocate your investment among the available variable investment options in the ratios you have chosen. The allocation of your investment out of Vanguard VIF Money Market Portfolio into the investment options you have chosen, generally utilizes investment option prices as of the date of the allocation. However, if the allocation is scheduled to occur on a non-business day, it will be processed as of the preceding business day. As with all of the subaccounts, you bear any risk associated with investing in Vanguard VIF Money Market Portfolio during the right to return period.

To exercise your right to return your Contract, you must mail it directly to us at The United States Life Insurance Company in the City of New York, Attention:
Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, Delaware 19801, within 10 days after you receive it.

Any portion of your initial net premium that is to be allocated to the fixed investment option will be so allocated upon receipt.

MARKET TIMING

The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

..    dilution in the value of Fund shares underlying investment options of other
     Contract Owners;

..    interference with the efficient management of the Fund's portfolio; and

..    increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean a transfer of your account value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one variable annuity contract for another annuity contract or life insurance policy. We are required to monitor the Contracts to determine if a Contract Owner requests:

..    an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

..    an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

..    an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

..    an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, email and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months.

In most cases, exchanges into and out of the Vanguard VIF Money Market Portfolio are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the

Vanguard VIF Money Market Portfolio. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

(1) if a Contract Owner requests an exchange out of any variable investment option into the Vanguard VIF Money Market Portfolio, and

(2) the same Contract Owner, within two calendar weeks requests an exchange out of the Vanguard VIF Money Market Portfolio back into that same variable investment option, then

(3)  the second transaction above is considered market timing.

Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

In addition, Contract Owners incur a $10 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

The exchange privilege (your ability to transfer from one of the Vanguard Portfolios and Funds (the "funds") to another investment option among the funds) may be available to you through your annuity. Although Vanguard makes every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of premium among investment options to provide variable annuity payments can be changed by transfers of fund values among the investment options made by written request. We reserve the right to charge $10 per transfer after the first 12 transfers in a Contract year. We consider your instructions to transfer from or to more than one investment option at the same time to be one transfer.

No transfers can be made from the fixed investment option to a variable investment option, but transfers can be made from the variable investment options to the fixed investment option or to other variable investment options.

The company may offer certain features, such as dollar cost averaging and/or automatic rebalancing, that provide for automatic and scheduled transfers between variable investment options. Under these features, transactions are generally priced as of the date of the transfer. However, if the scheduled date of the transfer falls on a non-business day, it will be processed as of the preceding business day. Dollar cost averaging and automatic rebalancing transfers do not count against the free transfers you are permitted to make each Contract year.

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          A CLOSER LOOK AT TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

     HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED:

     (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

     (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

     (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

     MINIMUM TRANSFER AMOUNT. The minimum amount that can be transferred in any one transfer is $50 per month of income. This means that however many Annuity Units would produce $50 of monthly income, calculated at the current Annuity Unit Value, is the minimum number of Annuity Units that may be transferred.

     FOR EXAMPLE, let's say that you owned 500 Annuity Units in subaccount one ("s1"), valued at $2 per Annuity Unit, for a total of $1,000 in monthly income. You decide to transfer the entire amount in s1 to subaccount two ("s2"). Annuity Units in s2 are currently valued at $5 per Annuity Unit. Upon completion of the transfer, you will own 200 Annuity Units in s2 valued at $5 per Annuity Unit, for a total of $1,000 in monthly income.

--------------------------------------------------------------------------------

The transfer request must clearly state which investment options are involved and the amount of the transfer.

We will accept transfers after required authorization forms are received at our office. Neither we nor any of the fund managers will be liable for following instructions we reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such instructions. We have in place procedures to provide reasonable assurance that instructions are genuine.

TRANSACTION REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to withdraw value from the Contract or to transfer values in the Contract Owner's investment options, contingent upon the Contract Owner providing us with withdrawal or transfer requests in good order. This means that the Contract Owners' requests must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

If we receive a transaction request and it is not in good order, the transfer will not be completed until we receive all necessary information. If we receive a withdrawal request and it is not in good order, the withdrawal will not be completed until we receive all necessary information.

We will attempt to make a Contract Owner's request in good order for up to five business days following its receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a

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request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is cancelled.

PARTIAL WITHDRAWAL RIGHTS WITH VARIABLE PAYMENTS FOR A GUARANTEED NUMBER OF
YEARS

If you choose an annuity payment option where you will continuously receive annuity payments for "A Guaranteed Number of Years" (referred to as the "Guaranteed Period"), then you will have the right to make one partial withdrawal per Contract Year from the present value of your remaining variable annuity payments subject to the following provisions:

..    PARTIAL WITHDRAWAL TRANSACTION CHARGE. We will assess a partial withdrawal transaction charge for each partial withdrawal. The partial withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the net proceeds of the partial withdrawal.

..    DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS. This prospectus describes how we determine variable annuity payments subsequent to the initial annuity payment. While the number of Annuity Units for each subaccount will generally remain constant, this prospectus lists two exceptions to that rule on page 32. Another exception exists if you make a partial withdrawal, as permitted in this prospectus. A partial withdrawal involves a transfer of assets out of a subaccount. As actual assets decrease in a subaccount, the number of Annuity Units in such subaccount must also be decreased to reflect the loss of those assets.

..    ACCESS TO YOUR MONEY. You may elect a partial withdrawal of a portion of the present value of the variable annuity payments remaining in the Guaranteed Period as long as at least five (5) years of variable guaranteed periodic payments remain in your annuity after the partial withdrawal has been completed. A partial withdrawal will reduce all remaining variable annuity payments, both guaranteed and life contingent, by an equal amount and will also reduce the length of the Guaranteed Period for variable annuity payments. See the section on "Computing the Partial Withdrawal Amount" on the next page of this prospectus.

..    PARTIAL WITHDRAWAL LIMITATIONS. In determining the value available for a partial withdrawal, only the present value of the variable annuity payments will be used. No fixed Annuity Payments will be used in determining partial withdrawal values, and neither the amount of fixed annuity payments nor the length of the Guaranteed Period for such fixed annuity payments will be affected by a partial withdrawal. At any time after the Right to Examine period has ended, you may request a partial withdrawal from your Contract as long as more than five (5) years remain in the Guaranteed Period. Partial withdrawals are only available under annuity options which are either a single or joint life annuity with payments guaranteed for a minimum number of years. The Guaranteed Period can never exceed the life expectancy of the Annuitant or Joint Annuitant and cannot be less than five
     (5) years. To effect a partial withdrawal, the Contract must be in force. Only one partial withdrawal is permitted during any Contract Year. The minimum partial withdrawal amount is $2,500. The partial withdrawal is restricted to an amount that allows at least five (5) years of guaranteed period variable Annuity Payments to remain in the Contract after the withdrawal.

..    PARTIAL WITHDRAWALS REDUCE YOUR FUTURE VARIABLE ANNUITY PAYMENTS. If you
     make a partial withdrawal you will still receive annuity payments, but the partial withdrawal will result in a reduction in the amount of each remaining variable annuity payment as well as a decrease in the guaranteed period that will apply to such variable annuity payments. In addition, if you transfer values from one or more subaccounts which support those variable annuity payments to the fixed investment option which supports the fixed annuity payments at any time after a partial withdrawal has been taken, the Guaranteed Period related to those recently transferred values that are now supporting fixed annuity payments will remain shortened. The Guaranteed Period applicable to any pre-existing fixed annuity payments would not be affected. See "Partial Withdrawal Rights With Variable Payments For A Guaranteed Number of Years" above for the definition of the term "Guaranteed Period."

When you request a partial withdrawal, we will take it from the subaccounts in which the annuity is then invested in the same proportion as the value invested in each subaccount on the date of the partial withdrawal. We charge a fee for each partial withdrawal, which will be deducted from the lump sum payment at the time a partial withdrawal is effected. Since the amount of annuity payments changes on the next Income Change Date, the reduction in annuity payments due to the partial withdrawal (but not the payment of the partial withdrawal amount) will be delayed until that time.

..    COMPUTING THE PARTIAL WITHDRAWAL AMOUNT. If you make a partial withdrawal, we will calculate the present value of future variable annuity payments during the guaranteed period by discounting the payments at the assumed investment return, and with consideration to any fees charged for a partial withdrawal. The future variable income payment amount we use in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the withdrawal request by the current number of Annuity Units for each subaccount, and summing for all subaccounts. A partial withdrawal will reduce all future variable annuity payments by an equal amount, and the remaining length of the guaranteed period will also be reduced.

The following four factors will determine the specific amount by which the remaining variable annuity payments will be reduced and by which the remaining length of the Guaranteed Period will be shortened:

(1)  the amount of the partial withdrawal request;

(2) the length of time remaining in the Guaranteed Period at the time that the partial withdrawal is requested;

(3)  the age and sex of the Annuitant or Joint Annuitants; and

(4)  the Annuity Income Option chosen.

In other words, the more you withdraw the lower future variable annuity payments will be and more of a reduction in the length of time in the guaranteed period will occur. Any fixed income payments remaining under the Contract and their guaranteed period will remain unchanged.

--------------------------------------------------------------------------------

     EXAMPLE OF COMPUTING A PARTIAL WITHDRAWAL: Individual A is age 65 when he begins to receive variable annuity payments of $1,000. He receives payments in monthly installments from a Life Annuity with a Guaranteed Number of Years (20 years). In annuity payment year one, A requests the maximum partial withdrawal amount possible from his variable annuity. By taking this partial withdrawal, A's monthly variable annuity payments are reduced from $1,000 to $210 after the withdrawal, because the number of annuity units has been permanently reduced. A's guaranteed period for variable annuity payments is also reduced from 20 years to 5 years.

     Any portion of your Contract that is allocated to fixed annuity income will not be changed, the monthly fixed payments will remain the same and the guaranteed period for such payments will not be reduced.

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..    TAXES. Please read the tax discussion in your prospectus for information relating to partial withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not

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     intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

CANCELLATION RIGHTS

If you elect to include the cancellation option with your Contract, you may have the right to cancel your Contract. Otherwise, the cancellation option described in this section does not apply to you. The cancellation option is available with both the variable and the fixed payouts under all annuity options. If you choose the cancellation endorsement, the amount of each annuity payment will be lower than without the cancellation option.

The Contract is designed to meet long-term financial goals and is not suitable as a short-term investment. If you are concerned that you may need to cancel the Contract within six months, you should consider selecting the Cancellation Endorsement for your Contract. However, since selecting the Cancellation Endorsement will lower your Annuity Payments, if you do not anticipate a need to cancel your Contract, you should not select the Cancellation Endorsement.

ACCESS TO YOUR MONEY/CANCELLATION OF THE CONTRACT. If you are the Annuitant, you may access your money by receiving your scheduled annuity payments. Also, you, as the Contract Owner may cancel your Contract for its cancellation value within six (6) months after the contract date if the following conditions are met:

..    At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80;

..    Your Contract includes a Cancellation Endorsement;

..    Your Contract is in force; and

..    A Voluntary Cancellation Form is received by us, in good order, no later than six (6) months after the Annuity Contract date.

If you cancel your Contract, we will pay you a lump sum amount. No residual benefit under the Contract will remain once a cancellation has been requested and paid during the six month period, which means that the annuitant(s) will receive no more payments under the Contract.

COMPUTING THE CANCELLATION VALUE. If you cancel, the amount of the lump sum benefit will be determined by calculating the actuarial present value, if any, of future variable and fixed annuity payments, to be determined as follows.

(1) The value of future variable annuity payments is calculated by applying the Assumed Investment Return factor, and the mortality rates used to initially determine annuity payments, to the future variable annuity payments which are to be paid in accordance with the Annuity Income Option in effect when cancellation is requested. The amount of future variable annuity payments used in this calculation is determined by multiplying the Annuity Unit value next computed after we receive the request by the current number of Annuity Units for each subaccount, and summing for all subaccounts.

(2) Fixed annuity payments will be determined by applying the then current annuity pricing factors, established in accordance with the Fixed Account section of the Contract, to the remaining value of fixed annuity payments which is to be paid in accordance with the Annuity Income Option in effect on the date the request is received. One of these annuity pricing factors is the current interest rate for the



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     Fixed Account, or the "annuity purchase rate." We use investments in the fixed income market in part to support our obligations under the Contracts. We constantly monitor the rate of return we can derive in the fixed income markets. We may change the annuity purchase rate under the Contracts on account of variations in the rate of return on such investments. The current annuity purchase rates we use in calculating the benefit will be no more than three percent (3%) greater than or less than the interest rate used in originally calculating the stream of annuity payments at the Contract Date. For example, if the current annuity purchase rates for fixed annuity payments is seven percent (7%) then the annuity purchase rate that we will use in calculating the lump sum cancellation amount related to the fixed annuity payments portion of your Contract will be no less than four percent (4%) and no greater than ten percent (10%).

TAXES. Please read the discussion under "Taxes" further on in this prospectus for information relating to the cancellation of your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. We do not guarantee the tax status of your Contract.

ADDITIONAL RIGHTS THAT WE HAVE

We have the right at any time to:

(1) Transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Annuity Unit value for that option to below $500;

(2) transfer the entire balance in proportion to any other investment options you then are using, if the Annuity Unit value in an investment option is below $500 for any other reason;

(3) end the automatic rebalancing feature if your Annuity Unit value falls below $5,000;

(4) replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

(5) add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Contracts from one investment option and put them into another, subject to SEC and other required regulatory approvals;

(6) operate the Separate Account under the direction of a committee or discharge such a committee at any time;

(7) operate the Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

(8) make other changes in the Contract that in our judgment are necessary or appropriate to ensure that the Contract continues to qualify for tax treatment as an annuity.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:



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EXPENSES OR RISKS. US Life may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

UNDERLYING INVESTMENTS. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                                ANNUITY PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Annuitant will receive periodic annuity payments. You may choose annuity payments that are fixed, variable, or a combination of fixed and variable. You may choose annuity payments on a monthly, quarterly, semi-annual, or annual basis.

You select the Income Start Date, which must be within 12 months after the Contract Date, and can start as early as 1 month after we receive your Premium Payment. In addition, annuity payments must begin by the Annuitant's 91st birthday. If a state requires that annuity payments begin prior to such date, we must comply with those requirements.

We will make annuity payments to you as the Annuitant unless, in the case of non-qualified Contracts only, you designate another person as Annuitant to receive them.

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             A FEW THINGS TO KEEP IN MIND REGARDING ANNUITY PAYMENTS

     . From time to time, the Company may require proof that the Annuitant or Joint Annuitant is living.

     . Once Annuity Payments begin, you may not select a different Annuity Payment Option.

     . You may select an Annuity Payment Option and allocate your Premium Payment to either fixed or variable income choices, or both. You may not select more than one Annuity Payment Option.

     . If you choose both a fixed and a variable payment option, premium that you allocate to the fixed account may not be reallocated to another subaccount.

     . If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement.

     . If the postal or other delivery service is unable to deliver checks to the payee's address of record, or if direct deposits to a bank account are returned because the account is closed, no interest will accrue on amounts represented by uncashed Annuity Payment checks or undeliverable direct deposits. It is the payee's responsibility to keep the Company informed of their current address or active bank account location.

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ANNUITY PAYMENT OPTIONS

The Contract currently offers the four annuity options described below. We may make other annuity options available subject to our discretion. Please refer to your Contract specific materials for the annuity options available in your Contract. If your annuity payments would be less than $100 per payment period, we have the right to change the frequency of your payment so that the payments are at least $100.

..    Option 1 - LIFE ANNUITY

     Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

..    Option 2 - LIFE ANNUITY WITH A GUARANTEED NUMBER OF YEARS

     Under this option, we will make annuity payments as long as the Annuitant is alive with the additional guarantee that payments will be made for a particular number of years. If the Annuitant dies before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period.

..    Option 3 - JOINT AND SURVIVOR ANNUITY

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive. Upon the death of the Annuitant, we will continue to make annuity payments so long as the Joint Annuitant is alive. However, the amount of the remaining annuity payments will be either equal to or less than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 3 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

..    Option 4 - JOINT AND SURVIVOR ANNUITY WITH A GUARANTEED NUMBER OF YEARS

     Under this option, we will make annuity payments as long as either the Annuitant or Joint Annuitant is alive with the additional guarantee that payments will be made for a minimum number of years. If both the Annuitant and the Joint Annuitant die before all guaranteed payments have been made, payments will continue to the beneficiary for the remainder of the guaranteed period. After the guaranteed period ends, we will continue to make annuity payments for the life of the Annuitant and for as long thereafter as the Joint Annuitant is alive. However, the amount of the annuity payments made to the Joint Annuitant will be either equal to or lower than the amount that was payable while the Annuitant was alive. The amount to be paid to the Joint Annuitant is determined by the Contract Owner at the time that this Option 4 is selected. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.



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       SOMETHING TO KEEP IN MIND REGARDING ANNUITY PAYMENT OPTIONS 3 OR 4

     Under Annuity Payment Options 3 or 4, you have the right to determine whether or not the annuity payments to be made to the Joint Annuitant, upon the Annuitant's death, will be:

     (A) equal to the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive; or

     (B) lower than the annuity payments the Annuitant was receiving while both the Annuitant and the Joint Annuitant were alive.

     All things being equal, annuity payments to the Annuitant while both the Annuitant and the Joint Annuitant are alive will be higher if you choose lower payments to the Joint Annuitant.

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ANNUITY UNITS

Upon receiving your single Premium Payment, we calculate the number of Annuity Units associated with each annuity payment as determined by our currently used annuity rate factors. The Annuity Unit value for each fund will vary from one Valuation Period to the next based on the investment experience of the assets in the Fund and the deduction of certain charges and expenses. The SAI contains an explanation of how Annuity Units are valued.

DETERMINATION OF THE INITIAL ANNUITY PAYMENT

The following factors determine the amount of the first annuity payment:

..    the portion of the premium allocated to provide variable payments, the investment options and the Assumed Investment Return ("AIR") you chose and the performance of the investment options between the date we received your Premium Payment and the date of the first annuity payment;

..    the portion of the premium allocated to provide fixed annuity payments and prevailing fixed interest rates;

..    the age and gender of the Annuitant (and Joint Annuitant, if any);

..    the annuity option selected;

..    the frequency of annuity payments;

..    the deduction of applicable premium taxes; and

..    the time period from the Contract Date to the Income Start Date.

IMPACT OF ANNUITANT'S AGE ON ANNUITY PAYMENTS

For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.



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IMPACT OF ANNUITANT' GENDER ON ANNUITY PAYMENTS

Congress and the legislatures of various states have from time to time considered legislation that would require annuity benefits to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of annuity Contracts in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.

In most cases, other than those mentioned above, the amount of fixed and variable Annuity Payments involving life income will be affected by the gender of the Annuitant and Joint Annuitant. However, we reserve the right to offer Contracts to certain groups in situations which, under current, law, may require gender-neutral benefits. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

IMPACT OF LENGTH OF PAYMENT PERIODS ON ANNUITY PAYMENTS

The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

IMPACT OF OPTIONAL CANCELLATION ENDORSEMENT ON ANNUITY PAYMENTS

If you choose to include the Cancellation Endorsement with your Contract, the amount of each annuity payment will be lower than without the Cancellation Endorsement. The reduction per annuity payment will vary by Contract, based on the age of the Annuitant(s) and the Annuity Payment Option selected.

DETERMINATION OF SUBSEQUENT VARIABLE ANNUITY PAYMENTS

On each Income Change Date, we will recalculate the variable annuity payments to reflect the performance of the investment options you chose since the last Income Change Date. We determine the dollar amount of the variable annuity payment as follows. The portion of the first annuity payment funded by a particular subaccount is divided by the Annuity Unit value for that subaccount as of the Contract Date. This establishes the number of Annuity Units provided by each subaccount for each subsequent variable annuity payment.

The number of Annuity Units for each subaccount will generally remain constant, subject to the following exceptions:

..    If value is transferred from one investment option to another. See the example under "A Closer Look At Transfers Among Variable Investment Options" in this prospectus.

..    Upon the death of the primary Annuitant after the guaranteed period ends if the Contract Owner selects a joint and survivor annuity option (either Annuity Option 4 or Annuity Option 3) with a lower percentage of payments elected for the Joint Annuitant. Any reduction in the annuity payment amount will be achieved through a reduction in the number of Annuity Units.

The number of Annuity Units for each subaccount is multiplied by the Annuity Unit value for that subaccount for the Valuation Date for which the payment is being calculated. The sum of these figures for all the subaccounts in which you invest establishes the dollar amount of the variable annuity payment.



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



On the Income Start Date and each Income Change Date thereafter, we will calculate the amount of money necessary to make expected payments until the next Income Change Date. We will transfer that amount to our general account.

The variable annuity payments will remain level until the next Income Change Date. Subsequent variable annuity payments may be more or less than the previously calculated variable annuity payments depending on whether the net investment performance of the selected investment options is greater than or less than the AIR.

ASSUMED INVESTMENT RETURN

The amount of the annuity payments provided by the portion of the Premium Payment allocated to provide variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the AIR. The AIR not only determines the initial level of income, but also how future investment performance affects annuity payments. Generally, the AIR used is 5%, but on occasion another AIR, for example 3.5%, may be offered.

A higher AIR will result in a larger initial payment, but future increases in the annuity payment will be smaller than with a lower AIR. If net performance for a year (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable annuity payment will not change. If net performance is less than the AIR, annuity payments will decrease. If net performance is more than the AIR, annuity payments will increase. For example, payments based on a 5% AIR would mean a higher initial payment, but payments would increase more slowly in a rising market and decline more rapidly in a falling market. Payments based on a 3.5% AIR would mean a lower initial payment, but payments would increase more rapidly in a rising market and decline more slowly in a falling market.



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



--------------------------------------------------------------------------------

                PLAIN TALK ABOUT ASSUMED INVESTMENT RETURN OR AIR

..    If you allocate a portion of your premium to variable annuity income then you invest this premium into the annuity investment options available and select an AIR. Currently, we offer an AIR of 5% or an AIR of 3.5%. In the future we may make additional AIRs available.

..    We use the AIR to help us calculate your current and future variable annuity benefits. In order to calculate the benefit amounts we need a rate of return for the annuity investment options you selected. Since we cannot know what the performance of the investment options will be in the future, we make an assumption, and this assumption is called the AIR.

..    For future variable annuity benefits, the AIR represents the total return after expenses of the investment options needed to keep your payments from increasing or decreasing. If the rate of return after expenses earned by your annuity investment options is higher than the AIR, then your benefit payment will increase. Similarly, if the rate of return after expenses earned by your annuity investment options is less than the AIR, then your benefit payment will decrease.

SELECTING AN AIR - PROS AND CONS

..    If more than one AIR is offered you will need to decide between a higher or lower AIR, for example, 3.5% and 5%.

..    With a 5% AIR you will receive a higher initial benefit amount than with a
     3.5% AIR. However, benefits based on a 5% AIR will increase more slowly in a rising market and decline more rapidly in a falling market than benefits based on a 3.5% AIR.

     With a 3.5% AIR, you will receive a lower initial benefit amount than with a 5% AIR. However, benefits based on a 3.5% AIR will increase more quickly in a rising market and decline more slowly in a falling market than benefits based on a 5% AIR.

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                              ACCESS TO YOUR MONEY

GENERALLY

Depending on the annuity option you select and whether you are the Annuitant, you may receive annuity payments according to the annuity option you select.

DEFERMENT OF PAYMENTS

We may delay making fixed payments from your Contract for up to 12 months subject to state law. We will credit interest to you during that period.

We may suspend or postpone making variable payments from your Contract or processing transfer requests for an undetermined period of time when:

..    the NYSE is closed other than weekend and holiday closings;

..    trading on the NYSE is restricted,



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



..    an emergency exists, as determined by a regulatory authority, such that disposal of or determination of the value of shares of the funds is not reasonably practicable;

..    the SEC by order so permits for the protection of investors; or

..    we are on notice that this Contract is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

                                  DEATH BENEFIT

DEATH WITHIN SIX MONTHS OF THE CONTRACT DATE

In the event that the Annuitant and Joint Annuitant, if any, die within six (6) months of the Contract Date, and your contract includes a Cancellation Endorsement, we may pay a lump sum death benefit to the Contract Owner, if living, or if not, to the Beneficiary, if the following conditions are met.

..    At the time of Contract issue, the Annuitant has not reached the attained age of 75 and the Joint Annuitant, if any, has not reached the attained age of 80; and

..    Your Contract includes a Cancellation Endorsement.

..    Note: If you choose the Cancellation Endorsement, the amount of each annuity payment will be lower than without the cancellation option.

..    The amount of the lump sum death benefit will be determined by:

..    Calculating the actuarial present value of future variable annuity payments as described under Computing the Cancellation Value earlier in this prospectus; and

..    Adding to that, the amount of premium allocated to pay fixed annuity payments, if any, minus any fixed annuity payments already made.

No residual benefit under the Contract will remain once a cancellation or a death benefit has been requested and paid during this six-month period.

If you do not elect the Cancellation Endorsement, we shall pay the annuity payments, if any, according to the annuity payment option you selected.

DEATH PRIOR TO INCOME START DATE

Subject to the above provision, if no Annuitant or Joint Annuitant is alive on the Income Start Date, the Contract will be canceled and we will pay you a refund equal to your Premium Payment adjusted for any investment performance and any accumulated interest.

DEATH OF OWNER AFTER THE INCOME START DATE

If you are not the Annuitant, and if your death occurs on or after the Income Start Date, no death benefit will be payable under the Contract. Payments will continue to be paid to the Annuitant pursuant to the annuity option in force at the date of your death.



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



DEATH OF ANNUITANT AFTER THE INCOME START DATE

If an Annuitant dies after the Income Start Date, the remaining payments, if any, will be as specified in the annuity option in effect when the Annuitant died. We will require proof of the Annuitant's death. The remaining benefit, if any, will be paid to the beneficiary according to the annuity option in effect at the Annuitant's death. If no beneficiary survives the Annuitant we will pay any remaining benefit to the Annuitant's estate.

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                          A WORD ABOUT JOINT ANNUITANTS

     The Contract permits you as Contract Owner to name a Joint Annuitant. However, choosing a Joint Annuitant will only impact your Contract if you have also designated the Joint Annuitant as a controlling life and chosen one of the following two Joint and Survivor Annuity Options.

     .    Annuity Payment Option 3 - Joint and Survivor Annuity; or
     . Annuity Payment Option 4 - Joint and Survivor Annuity With A Guaranteed Number of Years.

     If you have chosen one of the single life Annuity Options listed below, your naming of a Joint Annuitant under the Contract will have no effect on the benefits due under the Contract.

     .    Annuity Payment Option 1 - Life Annuity; or
     .    Annuity Payment Option 2 - Life Annuity With A Guaranteed Number of
          Years.

     See "Annuity Payment Options" in this prospectus.

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DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form if the Annuity Payment Option selected provides for a beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Annuitant may change the Beneficiary by written notice. The change will take effect as of the date the Annuitant signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. The Annuitant may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company.

                                   PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the subaccounts, including average annual total return and yield information. A subaccount's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a subaccount, it reflects changes in the fund share price, the automatic reinvestment by the subaccount of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.



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



When we advertise the yield of a subaccount, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the subaccount during the period by the value of the subaccount on the last day of the period.

When we advertise the performance of the money market subaccount, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market subaccount refers to the income generated by an investment in that subaccount over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the underlying fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the Separate Account level are lower than at the fund level because they are reduced by the mortality and expense risk charge.

Performance information for a subaccount may be compared in reports and advertising to:

(1) the MSCI Mid Cap 450 Index, the Standard & Poor's 500 Stock Index, MSCI U.S. Broad Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Barclays Capital and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

(2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

(3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

(4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                      TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract (for example, information relating to partial withdrawals and surrenders). This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Internal Revenue Code (the "Code") provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

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               TAX TREATMENT OF DISTRIBUTIONS QUALIFIED CONTRACTS

     If you purchase your Contract under a tax-favored retirement plan or account, your Contract is referred to as a qualified Contract. Examples of qualified plans or accounts are:

     .    Individual Retirement Annuities ("IRAs");

     . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans");

     .    Keogh Plans; and

     . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans

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DISTRIBUTIONS IN GENERAL

Generally, you have not paid any taxes on the premium used to buy a qualified Contract or on any earnings. Therefore, any amount you take out as annuity payments, as a withdrawal, or upon surrender will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This additional 10% tax does not apply:

..    in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;
..    where the taxpayer is age 59 1/2 or older;
..    where payment is made on account of death;
..    where the payment is made on account of the taxpayer's disability;
..    where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;
..    in some cases, upon separation from service on or after age 55; or
..    certain other limited circumstances.

WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2 - A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, you should be aware that a partial withdrawal from or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a partial withdrawal from or full surrender of the Contract. You should also contact your tax adviser before taking partial withdrawals or surrenders.

--------------------------------------------------------------------------------

     EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000 from a traditional IRA. Since this is a qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

--------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of a different endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

ROLLOVERS

Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, traditional IRA or in certain circumstances a Roth IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and traditional or Roth IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

CONVERSIONS

In years prior to 2010, if you had modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you could convert previously untaxed funds from a traditional IRA to a Roth IRA. Beginning January 1, 2011, the income limitation requirement is no longer in effect. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

GENERAL

For annuity payments, generally a portion of each payment will be considered a return of your Premium Payment and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable annuity payments is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payment has been recovered, a tax deduction is allowed for the unrecovered amount.

COMPLETE SURRENDERS

For payments made upon complete surrender of the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

PARTIAL WITHDRAWAL - 100% TAXABLE

As a general rule, partial withdrawals will be 100% taxable to the extent there is income in the Contract.

A PARTIAL WITHDRAWAL OR COMPLETE SURRENDER MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES

If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax does not apply where:

..    the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium, (2) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;
..    the payment is a part of a series of substantially equal periodic payments
     (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and a designated joint annuitant;
..    the taxpayer is age 59 1/2 or older;
..    the payment is made on account of the taxpayer's disability;
..    the payment is made on account of death;
..    or in certain other circumstances.

You should be aware that a partial withdrawal or full surrender of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal or surrender (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a partial withdrawal or full surrender of the Contract. You should also seek the advice of your tax adviser.

--------------------------------------------------------------------------------

     EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual annuity payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a partial withdrawal. In 2003, A must pay the 10% penalty tax on the annuity payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

--------------------------------------------------------------------------------

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity Contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity Contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity Contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity Contracts should consult with a tax adviser.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of an annuity Contract for another annuity Contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisers.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on annuity payments, partial withdrawals, and complete surrenders that include taxable income unless the payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number on the appropriate forms, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For complete surrenders or partial withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For annuity payments, the Company will withhold on the taxable portion of annuity payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                                OTHER INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life's home office is The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

US Life is regulated for the benefit of Contract Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. US Life is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Contract Owners. Insurance regulations also require US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in US Life's operations.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life. The commitments under the Policies are US Life's, and AIG has no legal obligation to back those commitments.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, a trust established for the sole benefit of the United States Department of Treasury (the "Department of the Treasury"), held all of the outstanding Series C Perpetual Convertible Participating Preferred Stock ("Series C Preferred Stock"). The Series C Preferred Stock was, to the extent permitted by law, entitled to vote on all matters with the AIG Common Stock and was entitled to approximately 79.8 percent of the voting power of AIG's shareholders entitled to vote on any particular matter. In addition, the United States Department of the Treasury held all of the outstanding AIG Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock and Series F Fixed Rated Non-Cumulative Perpetual Preferred Stock.

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. The Series C Preferred Stock was exchanged for AIG Common Stock which was transferred by the trust to the Department of the Treasury. The Series E and Series F Stock were exchanged for interests in certain special purpose entities.

As a result of the Recapitalization, AIG is controlled by the Department of Treasury. Immediately after the Recapitalization, the Department of the Treasury owned shares of AIG Common Stock representing approximately 92 percent of AIG Common Stock then outstanding. As a result of certain transactions since the Recapitalization, ownership of AIG Common Stock by the Department of Treasury has been reduced to approximately 70 percent. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its remaining ownership interest over time.

The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Contract Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

NATIONAL UNION GUARANTEE

Insurance obligations under all Contracts with an Issue Date prior to April 30, 2010 at 4:00 p.m. Eastern time are and continue to be guaranteed (the "NU Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of US Life. New York law provides for the continuation of such guarantees for policies and other contracts and certificates issued prior to a merger. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The NU Guarantee does not guarantee Contract value or the investment performance of any of the subaccounts available under the Contracts. The Guarantee provides that Contract Owners can enforce the Guarantee directly.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the NU Guarantee was terminated for prospectively issued Contracts. The NU Guarantee does not cover any Contracts with an Issue Date later than the Point of Termination. The NU Guarantee will continue to cover insurance obligations under the Contracts with an Issue Date earlier than the Point of Termination including obligations arising from premium payments or other payments received after the Point of Termination until all insurance obligations under such Contracts are satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of US Life.

OWNERSHIP

This prospectus describes a group single premium immediate variable annuity Contract. A group Contract is issued to a Contract holder for the benefit of the participants in the group. If you are a participant in the group you will receive a certificate evidencing your ownership. You, as the owner of a certificate, are entitled to all the rights and privileges of ownership. As used in this prospectus, the term Contract is equally applicable to a certificate.

VOTING PRIVILEGES

We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) the corresponding value invested in that Fund divided by (b) the net asset value of one share of that fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

The voting rights relate only to amounts invested in the Separate Account. There are no voting rights with respect to Funds allocated to the fixed investment option.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

DISTRIBUTION OF THE CONTRACT

American General Equity Services Corporation ("AGESC") is the distributor and principal underwriter of the Contracts. AGESC (formerly known as Franklin Financial Services Corporation) is located at 2727-A Allen Parkway 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of US Life (AGESC is an indirect wholly-owned subsidiary of American International Group, Inc.). AGESC also acts as principal underwriter for US Life's other separate accounts and for the separate accounts of certain US Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

US Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature and similar services.

LEGAL PROCEEDINGS

US Life is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit recovery of damages in excess of the maximum amount of policy benefits available. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of US Life and its subsidiaries, such as through financial examinations, market conduct exams or regulatory inquiries. Based upon information presently available, US Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits, proceedings and regulatory exams or inquiries will not have a material adverse effect on US Life's results of operations, cash flows and financial position.

                              FINANCIAL STATEMENTS

The Financial Statements of US Life, the Separate Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-877-299-1724. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                             REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the Contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, US Life and its general account, the investment options and the Contract, please refer to the registration statements and exhibits.

                                    APPENDIX

HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYMENTS

We have prepared the following tables to show how variable annuity payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly annuity payments would vary over time if the return on assets in the selected subaccounts were a uniform gross annual rate of 0%, 4.29%, 6%, 8%, or 10%. The values would be different from those shown if the returns averaged 0%, 4.29%, 6%, 8%, or 10%, but fluctuated over and under those averages throughout the years.

The tables reflect the daily mortality and expense risk charge, which is equivalent to an annual charge of 0.52%. The amounts shown in the tables also take into account the arithmetic average of the funds' management fees and operating expenses at an annual rate of approximately 0.27% of the average daily net assets of the funds. Actual fees and expenses of the funds associated with your Contract may be more or less than 0.27%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly annuity payments are illustrated on a pre-tax basis. The federal income tax treatment of annuity income considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.52% for mortality and expense risk and the assumed 0.27% for investment management and operating expenses. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 0.79%.

The following tables include one set of illustrations showing Annuity Payments without the optional Cancellation Endorsement and one set of illustrations showing Annuity Payments with the optional Cancellation Endorsement.

Two sets of tables follow - one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable annuity option. The second assumes that 50% of the single Premium Payment is allocated to a fixed annuity option using the fixed crediting rate we offered on the fixed annuity option at the time this illustration was prepared. Both sets of tables assume that a life annuity with ten years guaranteed was purchased.

When part of the single Premium Payment has been allocated to the fixed annuity option, the guaranteed minimum annuity payment resulting from this allocation is also shown, and is based on the fixed credit rate we offered on the fixed annuity option at the time this illustration was prepared. The illustrated variable annuity payments use an assumed investment return of 3.5% per year. Thus, actual performance greater than 3.5% per year will result in increasing annuity payments and actual performance less than 3.5% per year will result in decreasing annuity payments. We may offer alternative assumed investment returns. Fixed annuity payments remain constant.

These tables show the monthly annuity payments for several hypothetical constant assumed investment returns. Of course, actual investment performance will not be constant and may be volatile. Actual monthly annuity payments would differ from those shown if the actual rate of return averaged the rate shown over a period of years, but also fluctuated above or below those averages from year to year. Upon request, and when you are considering an annuity option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $541.43

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $583.50.

---------------------------------------------------------------------------------------------------
                                          MONTHLY PAYMENTS
                                      WITH AN ASSUMED RATE OF:
---------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%      8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%      7.21%      9.21%     11.21%
                             NET RETURN
---------------------------------------------------------------------------------------------------
    1      2012       65                 $583.50  $583.50  $583.50    $583.50    $583.50    $583.50
    2      2013       66                 $559.32  $583.50  $593.14    $604.42    $615.69    $626.97
    3      2014       67                 $536.13  $583.50  $602.94    $626.08    $649.66    $673.67
    4      2015       68                 $513.91  $583.50  $612.91    $648.53    $685.50    $723.86
    5      2016       69                 $492.61  $583.50  $623.03    $671.77    $723.32    $777.78
   10      2021       74                 $398.64  $583.50  $676.23    $801.12    $946.11  $1,113.97
   15      2026       79                 $322.59  $583.50  $733.97    $955.37  $1,237.52  $1,595.48
   20      2031       84                 $261.05  $583.50  $796.64  $1,139.32  $1,618.68  $2,285.12
---------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $541.43

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $270.72. The monthly guaranteed payment of $270.72 is being provided by the $50,000 applied under the fixed Payout Option.

-------------------------------------------------------------------------------------------------
                                         MONTHLY PAYMENTS
                                     WITH AN ASSUMED RATE OF:
-------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%    8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%    7.21%      9.21%     11.21%
                             NET RETURN
-------------------------------------------------------------------------------------------------
    1      2012       65                 $562.47  $562.47  $562.47  $562.47    $562.47    $562.47
    2      2013       66                 $550.37  $562.47  $567.29  $572.93    $578.56    $584.20
    3      2014       67                 $538.78  $562.47  $572.19  $583.76    $595.55    $607.55
    4      2015       68                 $527.67  $562.47  $577.17  $594.98    $613.47    $632.65
    5      2016       69                 $517.02  $562.47  $582.23  $606.60    $632.38    $659.61
   10      2021       74                 $470.04  $562.47  $608.83  $671.28    $743.77    $827.70
   15      2026       79                 $432.01  $562.47  $637.70  $748.40    $889.48  $1,068.46
   20      2031       84                 $401.24  $562.47  $669.03  $840.38  $1,080.06  $1,413.28
-------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $499.21

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $540.29

---------------------------------------------------------------------------------------------------
                                          MONTHLY PAYMENTS
                                      WITH AN ASSUMED RATE OF:
---------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%      8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%      7.21%      9.21%     11.21%
                             NET RETURN
---------------------------------------------------------------------------------------------------
    1      2012       65                 $540.29  $540.29  $540.29    $540.29    $540.29    $540.29
    2      2013       66                 $517.90  $540.29  $549.22    $559.66    $570.10    $580.54
    3      2014       67                 $496.43  $540.29  $558.29    $579.72    $601.55    $623.79
    4      2015       68                 $475.85  $540.29  $567.52    $600.50    $634.74    $670.25
    5      2016       69                 $456.13  $540.29  $576.89    $622.02    $669.76    $720.18
   10      2021       74                 $369.12  $540.29  $626.15    $741.79    $876.05  $1,031.48
   15      2026       79                 $298.70  $540.29  $679.61    $884.62  $1,145.87  $1,477.33
   20      2031       84                 $241.72  $540.29  $737.64  $1,054.95  $1,498.81  $2,115.90
---------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                ANNUITY PAYMENT ILLUSTRATION WITHOUT CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $499.21

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $249.61. The monthly guaranteed payment of $249.61 is being provided by the $50,000 applied under the fixed Payout Option.

-----------------------------------------------------------------------------------------------
                                        MONTHLY PAYMENTS
                                    WITH AN ASSUMED RATE OF:
-----------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%    8.00%   10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%    7.21%    9.21%     11.21%
                             NET RETURN
-----------------------------------------------------------------------------------------------
    1      2012       65                 $519.75  $519.75  $519.75  $519.75  $519.75    $519.75
    2      2013       66                 $508.56  $519.75  $524.22  $529.44  $534.66    $539.88
    3      2014       67                 $497.82  $519.75  $528.75  $539.47  $550.38    $561.50
    4      2015       68                 $487.53  $519.75  $533.36  $549.86  $566.98    $584.73
    5      2016       69                 $477.67  $519.75  $538.05  $560.62  $584.48    $609.70
   10      2021       74                 $434.17  $519.75  $562.68  $620.50  $687.63    $765.35
   15      2026       79                 $398.96  $519.75  $589.41  $691.92  $822.54    $988.27
   20      2031       84                 $370.47  $519.75  $618.43  $777.08  $999.01  $1,307.55
-----------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly annuity payments based on current rates, if 100% fixed for annuity payment option selected: $539.59

Illustrative amounts below assume 100% of the single premium is allocated to a variable annuity payment option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly annuity payment on the date of the illustration: $581.50

---------------------------------------------------------------------------------------------------
                                          MONTHLY PAYMENTS
                                      WITH AN ASSUMED RATE OF:
---------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%      8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%      7.21%      9.21%     11.21%
                             NET RETURN
---------------------------------------------------------------------------------------------------
   1       2012       65                 $581.50  $581.50  $581.50    $581.50    $581.50    $581.50
   2       2013       66                 $557.39  $581.50  $591.10    $602.34    $613.58    $624.81
   3       2014       67                 $534.29  $581.50  $600.87    $623.93    $647.43    $671.36
   4       2015       68                 $512.15  $581.50  $610.80    $646.30    $683.15    $721.37
   5       2016       69                 $490.92  $581.50  $620.89    $669.46    $720.84    $775.11
  10       2021       74                 $397.27  $581.50  $673.90    $798.37    $942.86  $1,110.14
  15       2026       79                 $321.48  $581.50  $731.44    $952.09  $1,233.27  $1,590.00
  20       2031       84                 $260.16  $581.50  $793.90  $1,135.41  $1,613.12  $2,277.27
---------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                    SEX: MALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $539.59

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $269.79. The monthly guaranteed payment of $269.79 is being provided by the $50,000 applied under the fixed Payout Option.

-------------------------------------------------------------------------------------------------
                                         MONTHLY PAYMENTS
                                     WITH AN ASSUMED RATE OF:
-------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%    8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%    7.21%      9.21%     11.21%
                             NET RETURN
-------------------------------------------------------------------------------------------------
   1       2012       65                 $560.54  $560.54  $560.54  $560.54    $560.54    $560.54
   2       2013       66                 $548.49  $560.54  $565.35  $570.96    $576.58    $582.20
   3       2014       67                 $536.94  $560.54  $570.23  $581.76    $593.51    $605.47
   4       2015       68                 $525.87  $560.54  $575.19  $592.94    $611.37    $630.48
   5       2016       69                 $515.25  $560.54  $580.24  $604.53    $630.21    $657.35
  10       2021       74                 $468.43  $560.54  $606.75  $668.98    $741.22    $824.87
  15       2026       79                 $430.54  $560.54  $635.52  $745.84    $886.43  $1,064.79
  20       2031       84                 $399.87  $560.54  $666.74  $837.50  $1,076.35  $1,408.43
-------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                                 (100% VARIABLE)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $497.75

Illustrative amounts below assume 100% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Variable monthly Income Payments based on current rates, if 100% variable for Payout Option selected: $538.68

---------------------------------------------------------------------------------------------------
                                          MONTHLY PAYMENTS
                                      WITH AN ASSUMED RATE OF:
---------------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%      8.00%     10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%      7.21%      9.21%     11.21%
                             NET RETURN
---------------------------------------------------------------------------------------------------
   1       2012       65                 $538.68  $538.68  $538.68    $538.68    $538.68    $538.68
   2       2013       66                 $516.35  $538.68  $547.58    $557.99    $568.40    $578.81
   3       2014       67                 $494.95  $538.68  $556.63    $577.99    $599.76    $621.93
   4       2015       68                 $474.44  $538.68  $565.83    $598.71    $632.85    $668.26
   5       2016       69                 $454.77  $538.68  $575.17    $620.17    $667.76    $718.04
  10       2021       74                 $368.02  $538.68  $624.29    $739.58    $873.44  $1,028.41
  15       2026       79                 $297.81  $538.68  $677.59    $881.99  $1,142.46  $1,472.93
  20       2031       84                 $241.00  $538.68  $735.44  $1,051.81  $1,494.35  $2,109.60
---------------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.

                 ANNUITY PAYMENT ILLUSTRATION WITH CANCELLATION
                            (50% VARIABLE/50% FIXED)
                        SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: FEMALE
                                     AGE: 65
          PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                        FREQUENCY OF INCOME PAY: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $497.75

Illustrative amounts below assume 50% of the single premium is allocated to a variable Payout Option.

Assumed investment return at which monthly variable payments remain constant:
3.50%

Monthly Income Payments will vary with investment performance, but will never be less than $248.87. The monthly guaranteed payment of $248.87 is being provided by the $50,000 applied under the fixed Payout Option.

-----------------------------------------------------------------------------------------------
                                        MONTHLY PAYMENTS
                                    WITH AN ASSUMED RATE OF:
-----------------------------------------------------------------------------------------------
PAYMENT  CALENDAR  ATTAINED     GROSS      0.00%    4.29%    6.00%    8.00%   10.00%     12.00%
 YEAR      YEAR      YEAR      RETURN     -0.79%    3.50%    5.21%    7.21%    9.21%     11.21%
                             NET RETURN
-----------------------------------------------------------------------------------------------
    1      2012       65                 $518.21  $518.21  $518.21  $518.21  $518.21    $518.21
    2      2013       66                 $507.05  $518.21  $522.66  $527.87  $533.07    $538.28
    3      2014       67                 $496.35  $518.21  $527.19  $537.87  $548.75    $559.84
    4      2015       68                 $486.09  $518.21  $531.79  $548.23  $565.30    $583.00
    5      2016       69                 $476.26  $518.21  $536.46  $558.96  $582.75    $607.89
   10      2021       74                 $432.88  $518.21  $561.02  $618.67  $685.59    $763.08
   15      2026       79                 $397.78  $518.21  $587.67  $689.87  $820.10    $985.34
   20      2031       84                 $369.37  $518.21  $616.60  $774.78  $996.05  $1,303.67
-----------------------------------------------------------------------------------------------

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE ANNUITY PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY ANNUITY PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

NOTES: Annuity payments are made during the Annuitant's lifetime. Benefits vary depending on the annuity option selected. The hypothetical performance above illustrates a life annuity with 10 years of payments guaranteed. If the Annuitant dies before payments have been made for the guaranteed period, payments will continue to be paid to the beneficiary for the remainder of the period. The cumulative amount of annuity payments received depends on how long the Annuitant lives after the guaranteed period

The illustrated net assumed rates of return reflect the deduction of average fund expenses and the mortality and expense risk charge from the gross rates of return.


----------------------------------------------------------------------------------------------
                 TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------------------------------
General Information.....................................................................    3
---------------------------------------------------------------------------------------------
US Life.................................................................................    3
---------------------------------------------------------------------------------------------
Separate Account USL A..................................................................    3
---------------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, Pa.................................    4
---------------------------------------------------------------------------------------------
Services................................................................................    4
---------------------------------------------------------------------------------------------
Distribution of the Contracts...........................................................    5
---------------------------------------------------------------------------------------------
Performance Information.................................................................    5
---------------------------------------------------------------------------------------------
Performance Data........................................................................    6
---------------------------------------------------------------------------------------------
Average Annual Total Return Calculations................................................    6
---------------------------------------------------------------------------------------------
Fund Performance Calculations...........................................................    8
---------------------------------------------------------------------------------------------
Vanguard VIF Money Market Investment Option Yield and Effective Yield Calculations......    9
---------------------------------------------------------------------------------------------
Contract Provisions.....................................................................    9
---------------------------------------------------------------------------------------------
Variable Income Payments................................................................    9
---------------------------------------------------------------------------------------------
Annuity Income Unit Value...............................................................   10
---------------------------------------------------------------------------------------------
Net Investment Factor...................................................................   10
---------------------------------------------------------------------------------------------
Misstatement of Age or Gender...........................................................   11
---------------------------------------------------------------------------------------------
Evidence of Survival....................................................................   11
---------------------------------------------------------------------------------------------
Additional Information About the Contracts..............................................   11
---------------------------------------------------------------------------------------------
Gender Neutral Policies.................................................................   11
---------------------------------------------------------------------------------------------
Our General Account.....................................................................   11
---------------------------------------------------------------------------------------------
Material Conflicts......................................................................   12
---------------------------------------------------------------------------------------------
Financial Statements....................................................................   12
---------------------------------------------------------------------------------------------
US Life Separate Account USL A Financial Statements.....................................   13
---------------------------------------------------------------------------------------------
US Life Financial Statements............................................................   13
---------------------------------------------------------------------------------------------
National Union Statutory Basis Financial Statements.....................................   13
---------------------------------------------------------------------------------------------
Other Financial Statements..............................................................   13
---------------------------------------------------------------------------------------------
Incorporation of American International Group, Inc. Financial Information...............   14
---------------------------------------------------------------------------------------------
Index to Financial Statements...........................................................   14
---------------------------------------------------------------------------------------------
US Life Separate Account USL A Financial Statements.....................................   14
---------------------------------------------------------------------------------------------
US Life Financial Statements............................................................   14
---------------------------------------------------------------------------------------------
National Union Statutory Basis Financial Statements.....................................   14
---------------------------------------------------------------------------------------------

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies





FACTS     WHAT DOES AMERICAN GENERAL LIFE COMPANIES DO WITH YOUR PERSONAL
          INFORMATION?

WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:
          . Social Security number and Medical Information
          . Income and Credit History
          . Payment History and Employment Information
          When you are NO LONGER our customer, we continue to share your information as described in this notice.

HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons American General Life Companies chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information          Does American General    Can you limit
                                                        Life Companies share?    this sharing?
------------------------------------------------------------------------------------------------
FOR OUR EVERYDAY BUSINESS PURPOSES-- such as to
process your transactions, maintain your account(s),
respond to court orders and legal investigations, or             Yes                   No
report to credit bureaus
------------------------------------------------------------------------------------------------

FOR OUR MARKETING PURPOSES-- to offer our products
and services to you                                              Yes                   No

------------------------------------------------------------------------------------------------

FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES               Yes                   No
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your transactions and experiences              No              We don't share
------------------------------------------------------------------------------------------------

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your creditworthiness                          No              We don't share
------------------------------------------------------------------------------------------------

FOR NONAFFILIATES TO MARKET TO YOU                               No              We don't share
------------------------------------------------------------------------------------------------
     QUESTIONS?     CALL 800-231-3655 OR GO TO WWW.AMERICANGENERAL.COM

                   THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                          AGLC105775 Rev 03/2012
AMERICAN GENERAL
Life Companies

--------------------------------------------------------------------------------
WHO WE ARE
--------------------------------------------------------------------------------

WHO IS PROVIDING THIS NOTICE?    All American General Life Companies
                                 [a complete list is described below]
--------------------------------------------------------------------------------
WHAT WE DO
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       To protect your personal information from
LIFE COMPANIES PROTECT MY       unauthorized access and use, we use security
PERSONAL INFORMATION?           measures that comply with federal law. These
                                measures include computer safeguards and secured
                                files and buildings. We restrict access to
                                employees, representatives, agents, or selected
                                third parties who have been trained to handle
                                nonpublic personal information.
--------------------------------------------------------------------------------

HOW DOES AMERICAN GENERAL       We collect your personal information, for
                                example, when you

LIFE COMPANIES COLLECT MY       . apply for insurance or pay insurance premiums
PERSONAL INFORMATION?           . file an insurance claim or give us your
                                income information
                                . provide employment information

                                We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
--------------------------------------------------------------------------------

WHY CAN'T I LIMIT ALL SHARING?  Federal law gives you the right to limit only

                                . sharing for affiliates' everyday business purposes--information about your creditworthiness
                                . affiliates from using your information to
                                  market to you
                                . sharing for nonaffiliates to market to you

                                State laws and individual companies may give you additional rights to limit sharing.

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------

AFFILIATES                      Companies related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . OUR AFFILIATES INCLUDE THE MEMBER COMPANIES OF AMERICAN INTERNATIONAL GROUP, INC.

NONAFFILIATES                   Companies not related by common ownership or
                                control. They can be financial and nonfinancial companies.

                                . AMERICAN GENERAL LIFE COMPANIES DOES NOT SHARE WITH NONAFFILIATES SO THEY CAN MARKET TO YOU.

JOINT MARKETING                 A formal agreement between nonaffiliated
                                financial companies that together market financial products or services to you.

                                . OUR JOINT MARKETING PARTNERS INCLUDE COMPANIES WITH WHICH WE JOINTLY OFFER INSURANCE PRODUCTS, SUCH AS A BANK.
--------------------------------------------------------------------------------
OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------

This Privacy Notice is provided on behalf of the following companies: AGC Life Insurance Company, AIG Life of Bermuda, Ltd., American General Assurance
Company,   American  General  Equity  Services  Corporation,   American  General
Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company, Delaware American Life Insurance Company, The United States Life Insurance Company in the City of New York, American General Life Insurance Company of Delaware.

Issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, Form Number 21GVIA1000
Distributed by AMERICAN GENERAL EQUITY SERVICES CORPORATION,
Member FINRA.

Merger Endorsement Form Number L8204-AIL-NY

CONTACT INFORMATION

For additional information about the Group Immediate Variable Annuity Contracts and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2012. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Contract or Fund prospectuses if you write us at The United States Life Insurance Company in the City of New York, Attention:
Group Annuity Administration Department, 405 King Street, 4th Floor, Wilmington, Delaware 19801, telephone 1-877-299-1724. You may also obtain the SAI from an insurance representative through which the Contracts may be purchased.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street NE, Washington, D.C. 20549.

Vanguard(R) and LifeStrategy(R) are trademarks of The Vanguard Group, Inc.

Only available in the state of New York.

American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

                    THE UNITED STATES LIFE INSURANCE COMPANY
                             IN THE CITY OF NEW YORK

PAIGNY 043012

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL A

                   GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                    GROUP ANNUITY ADMINISTRATION DEPARTMENT

            405 KING STREET, 4TH FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-877-299-1724

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2012



      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL A (the "Separate Account" or "Separate Account USL A") dated April 30, 2012, describing the group immediate variable annuity contract (the "Contract" or "Contracts"). The description of the Contract or Contracts in the related prospectus is fully applicable to your certificate and the use of the word "Contract" or "Contracts" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("US Life" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS


 GENERAL INFORMATION.......................................................  3

      US Life..............................................................  3
      Separate Account USL A...............................................  3
      National Union Fire Insurance Company of Pittsburgh, Pa..............  4

 SERVICES..................................................................  4

 DISTRIBUTION OF THE CONTRACTS.............................................  5

 PERFORMANCE INFORMATION...................................................  5

      Performance Data.....................................................  6
           Average Annual Total Return Calculations........................  6
           Fund Performance Calculations...................................  8
           Vanguard VIF Money Market Portfolio Investment Option
              Yield and Effective Yield Calculations.......................  9

 CONTRACT PROVISIONS.......................................................  9

      Variable Income Payments.............................................  9
      Annuity Income Unit Value............................................ 10
      Net Investment Factor................................................ 10
      Misstatement of Age or Gender........................................ 11
      Evidence of Survival................................................. 11

 ADDITIONAL INFORMATION ABOUT THE CONTRACTS................................ 11

      Gender Neutral Policies.............................................. 11
      Our General Account.................................................. 11

 MATERIAL CONFLICTS........................................................ 12

 FINANCIAL STATEMENTS...................................................... 12

      Separate Account Financial Statements................................ 13
      US Life Financial Statements......................................... 13
      National Union Statutory Basis Financial Statements.................. 13
      American International Group, Inc. Financial Information............. 13

 INDEX TO FINANCIAL STATEMENTS............................................. 14

      US Life Separate Account USL A Financial Statements.................. 14
      US Life Financial Statements......................................... 14
      National Union Statutory Basis Financial Statements.................. 14

                              GENERAL INFORMATION

US LIFE

      We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

      AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States.

      American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life. The commitments under the Contracts are US Life's, and American International Group, Inc. has no legal obligation to back those commitments.

      On December 31, 2010, an affiliate of US Life, American International Life Assurance Company of New York ("AI Life") merged with US Life (the "Merger"). Prior to this date, the Contracts were issued by AI Life.

SEPARATE ACCOUNT USL A

      We hold the Fund shares in the subaccounts of Separate Account US Life A in which any of your single premium payment is invested. Separate Account US Life A is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2010, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York law. On December 31, 2010, and in conjunction with the merger of US Life and AI Life, the Separate Account was transferred to and became a Separate Account of US Life under New York law.

      For record keeping and financial reporting purposes, Separate Account USL A is divided into 76 separate subaccounts, 22 of which are available under the Contracts offered by the Contract prospectus as variable investment options. All of these 22 subaccounts and the remaining 54 subaccounts are offered under other US Life contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the subaccount that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

      The assets in Separate Account USL A are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Contracts. US Life is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

      All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Contracts with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

      National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

                                   SERVICES

      US Life and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. may provide services to US Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

      US Life and American General Life Companies, LLC ("AGLC") are parties to a services agreement. US Life and AGLC are both wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to US Life and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011, 2010 and 2009, US Life paid AGLC for these services $112,436,425, $95,355,628 and $121,543,754 respectively.

      AI Life maintained a services agreement with AGLC prior to the Merger. During 2010 and 2009, AI Life paid AGLC for these services $17,198,169 and $18,211,879, respectively.

      In 2010, US Life (previously AI Life) entered into an amended services agreement with The Vanguard Group, Inc. ("Vanguard"), a Pennsylvania corporation. Vanguard is an affiliate of the Vanguard Variable Insurance Fund and the Vanguard Public Mutual Funds. Under the services agreement, Vanguard provides administrative services to US Life. Those services include, but are not limited to, processing of applications, processing of client service requests, and printing and delivery of contract prospectuses and other marketing materials. During 2011, US Life paid Vanguard $3,787 for these services. During 2010 and 2009, AI Life, under the predecessor services agreement, paid Vanguard for these services $25,575 and $28,455, respectively. These payments to Vanguard do not result in any additional charges under the Contracts that are not described in the prospectus.

      AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of US Life. AGL now provides all services to US Life previously provided by AGLC.

      We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE CONTRACTS

      American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of US Life, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and US Life. AGESC also acts as principal underwriter for US Life's other separate accounts and for the separate accounts of certain US Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

      The Contracts are offered on a continuous basis.

      Individuals who sell the Contracts will be licensed by State insurance authorities as agents of US Life. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with US Life, or
(2) other broker-dealer firms, which are not affiliated with US Life. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

      US Life will not pay any commission to entities that sell the Contracts. Payments may be made for services not directly related to the sale of the Contract, including the establishment of administrative arrangements, recruitment and training of personnel, the distribution and production of promotional literature, and similar services.

                            PERFORMANCE INFORMATION

      From time to time, we may quote performance information for the divisions of Separate Account USL A in advertisements, sales literature, or reports to Contract Owners or prospective investors.

      We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

      We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of US Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

      Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

      The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes the applicable Separate Account or Contract charges: mortality and expense risk charge and withdrawal charge.

      The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does NOT reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

      AVERAGE ANNUAL TOTAL RETURN CALCULATIONS. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

      . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

      . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge and the withdrawal charge.

      .    We divide the Redeemable Value by the Initial Investment.

      . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

      Average annual total return quotations for the variable investment options for the period ended December 31, 2011 are shown in the table below.



            VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
     WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2011)

                                                                                        SINCE      INVESTMENT
                                                                                        INVESTMENT OPTION
                                                                                        OPTION     INCEPTION
INVESTMENT OPTION*                                  1 YEAR  3 YEARS 5 YEARS 10 YEARS/1/  INCEPTION    DATE
------------------                                  ------  ------- ------- -----------  ---------    ----
Vanguard Dividend Growth Fund......................  8.80%   13.43%  2.81%     n/a         6.87%   9/22/2003
Vanguard GNMA Fund.................................  7.02%   6.02%   6.22%     n/a         5.13%   9/22/2003
Vanguard Health Care Fund.......................... 10.82%   12.06%  3.44%     n/a         7.25%   9/22/2003
Vanguard Inflation-Protected Securities Fund....... 12.59%   9.41%   7.02%     n/a         5.81%   9/22/2003
Vanguard LifeStrategy Conservative Growth Fund.....  1.17%   9.18%   2.06%     n/a         4.43%   9/22/2003
Vanguard LifeStrategy Growth Fund.................. -2.85%   11.38%  -0.77%    n/a         4.53%   9/22/2003
Vanguard LifeStrategy Income Fund..................  3.17%   7.69%   3.34%     n/a         4.28%   9/22/2003
Vanguard LifeStrategy Moderate Growth Fund......... -0.32%   10.36%  0.94%     n/a         4.71%   9/22/2003
Vanguard Total International Stock Index Fund...... -15.07%  8.47%   -4.04%    n/a         6.08%   9/22/2003
Vanguard VIF Balanced Portfolio....................  3.10%   11.63%  2.90%     n/a         6.47%   9/22/2003
Vanguard VIF Capital Growth Portfolio.............. -1.51%   13.94%  2.74%     n/a         6.78%   9/22/2003
Vanguard VIF Diversified Value Portfolio...........  3.32%   12.34%  -1.45%    n/a         5.75%   9/22/2003
Vanguard VIF Equity Income Portfolio............... 10.77%   13.64%  0.92%     n/a         6.20%   9/22/2003
Vanguard VIF Equity Index Portfolio................  1.34%   13.35%  -0.90%    n/a         3.95%   9/22/2003
Vanguard VIF Growth Portfolio...................... -1.41%   13.77%  -0.03%    n/a         3.02%   9/22/2003
Vanguard VIF High Yield Bond Portfolio.............  6.32%   17.85%  5.18%     n/a         5.86%   9/22/2003
Vanguard VIF International Portfolio............... -14.05%  11.99%  -2.15%    n/a         6.97%   9/22/2003
Vanguard VIF Mid-Cap Index Portfolio............... -2.61%   19.24%  0.68%     n/a         7.04%   9/22/2003
Vanguard VIF Money Market Portfolio................ -0.42%   -0.24%  1.21%     n/a         1.68%   9/22/2003
Vanguard VIF REIT Index Portfolio..................  7.81%   20.88%  -1.81%    n/a         8.43%   9/22/2003
Vanguard VIF Short-Term Investment-Grade Portfolio.  1.43%   6.31%   3.99%     n/a         3.40%   9/22/2003
Vanguard VIF Small Company Growth Portfolio........  0.77%   22.34%  2.59%     n/a         5.90%   9/22/2003
Vanguard VIF Total Bond Market Index Portfolio.....  7.03%   6.09%   5.86%     n/a         4.82%   9/22/2003
Vanguard VIF Total Stock Market Index Portfolio....  0.25%   14.20%  -0.60%    n/a         4.49%   9/22/2003

-----------------

* The performance figures in the table reflect the investment performance for the investment option for the stated periods and should not be used to infer that future performance will be the same.

/1./ "n/a" indicates data is not available for the stated period. None of the investment options has an inception date earlier than September 22, 2003.

      FUND PERFORMANCE CALCULATIONS. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

      The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does NOT reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.



                       FUND AVERAGE ANNUAL TOTAL RETURNS
   WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                          (THROUGH DECEMBER 31, 2011)

                                                                                        SINCE        FUND
                                                                                        FUND         INCEPTION
FUND                                                1 YEAR  3 YEARS 5 YEARS 10 YEARS/1/ INCEPTION/2/ DATE
----                                                ------  ------- ------- ----------  -----------  ----

Vanguard Dividend Growth Fund......................  9.43%   14.07%  3.40%    4.97%          *       5/15/1992
Vanguard GNMA Fund.................................  7.69%   6.64%   6.83%    5.79%          *       6/27/1980
Vanguard Health Care Fund.......................... 11.45%   12.69%  4.03%    6.72%          *       5/23/1984
Vanguard Inflation-Protected Securities Fund....... 13.24%   10.03%  7.63%    7.33%          *       6/29/2000
Vanguard LifeStrategy Conservative Growth Fund.....  1.76%   9.80%   2.65%    4.61%          *       9/30/1994
Vanguard LifeStrategy Growth Fund.................. -2.28%   12.01%  -0.19%   4.12%          *       9/30/1994
Vanguard LifeStrategy Income Fund..................  3.77%   8.30%   3.93%    4.74%          *       9/30/1994
Vanguard LifeStrategy Moderate Growth Fund.........  0.26%   10.98%  1.53%    4.60%          *       9/30/1994
Vanguard Total International Stock Index Fund...... -14.56%  9.08%   -3.47%   5.86%          *       4/29/1996
Vanguard VIF Balanced Portfolio....................  3.70%   12.26%  3.49%    6.19%          *       5/23/1991
Vanguard VIF Capital Growth Portfolio.............. -0.93%   14.58%  3.34%     n/a         8.78%     12/3/2002
Vanguard VIF Diversified Value Portfolio...........  3.92%   12.98%  -0.87%   5.19%          *       2/8/1999
Vanguard VIF Equity Income Portfolio............... 10.27%   13.88%  1.30%    5.01%          *       6/7/1993
Vanguard VIF Equity Index Portfolio................  1.93%   13.99%  -0.32%   2.84%          *       4/29/1991
Vanguard VIF Growth Portfolio...................... -0.84%   14.41%  0.55%    0.13%          *       6/7/1993
Vanguard VIF High Yield Bond Portfolio.............  6.93%   18.51%  5.78%    6.62%          *       6/3/1996
Vanguard VIF International Portfolio............... -13.54%  12.60%  -1.57%   6.14%          *       6/3/1994
Vanguard VIF Mid-Cap Index Portfolio............... -2.04%   19.91%  1.26%    6.63%          *       2/9/1999
Vanguard VIF Money Market Portfolio................  0.17%   0.34%   1.80%    2.11%          *       5/2/1991
Vanguard VIF REIT Index Portfolio..................  8.44%   21.55%  -1.23%   10.01%         *       2/9/1999
Vanguard VIF Short-Term Investment-Grade Portfolio.  2.02%   6.92%   4.56%    4.19%          *       2/8/1999
Vanguard VIF Small Company Growth Portfolio........  1.36%   23.02%  3.18%    5.40%          *       6/3/1996
Vanguard VIF Total Bond Market Index Portfolio.....  7.65%   6.70%   6.44%    5.54%          *       4/29/1991
Vanguard VIF Total Stock Market Index Portfolio....  0.83%   14.84%  -0.02%    n/a         6.53%     1/8/2003

-----------------

/1./  "n/a" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.


      VANGUARD VIF MONEY MARKET PORTFOLIO INVESTMENT OPTION YIELD AND EFFECTIVE YIELD CALCULATIONS. We calculate the Vanguard VIF Money Market Portfolio Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

      . We take the net change in the value of your single premium payment during the period.

      . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

      . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

      . We carry the current yield figure to the nearest one-hundredth of one percent.

      We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The Vanguard VIF Money Market Portfolio Investment Option's historical yield for the seven day period ended December 31, 2011 was -0.42%.

      We determine the Vanguard VIF Money Market Portfolio Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The Vanguard VIF Money Market Portfolio Investment Option's historical effective yield for the seven day period ended December 31, 2011 was -0.42%. Yield and effective yield do not reflect the deduction of any charges that we may impose when you redeem Annuity Units.

      The yield and effective yield calculations above do NOT reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                              CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

      A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

ANNUITY UNIT VALUE

      The value of an Annuity Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

      (a)is the net investment factor (described below) for the Valuation Period for which the Annuity Unit Value is being determined; and

      (b)is the Assumed Investment Return for such Valuation Period.

      The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

      The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

      (a) is equal to:

              (i) the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

              (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

              (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

      (b) is equal to:

              (i) the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

              (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

      (c) is equal to the mortality and expense risk charge rate for the Valuation Period.

      The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

      We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

      If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                  ADDITIONAL INFORMATION ABOUT THE CONTRACTS

      GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

      OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of US Life in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              MATERIAL CONFLICTS

      We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, US Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

      .    state insurance law or federal income tax law changes;

      .    investment management of an underlying Fund changes; or

      . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

      The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

      If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

      When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

      Under the Investment Company Act of 1940, we may be required to get your approval for certain actions involving our Separate Account. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                             FINANCIAL STATEMENTS

      PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account USL A and US Life. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

      The financial statements of Separate Account USL A as of December 31, 2011 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

US LIFE FINANCIAL STATEMENTS

      The financial statements of US Life as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

      The statutory financial statements of National Union as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

      On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement.

      The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K filed on February 23, 2012, for the year ended December 31, 2011, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

      The consolidated financial statements of AIA Group Limited incorporated into this Statement of Additional Information by reference to American International Group's Amendment No. 1 on Form 10-K/A have been so incorporated in reliance upon the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting.

      American International Group, Inc. does not underwrite any insurance policy referenced herein.

                         INDEX TO FINANCIAL STATEMENTS

      You should consider the financial statements of US Life that we include in this SAI as bearing on the ability of US Life to meet its obligations under the Contracts.

      You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union as guarantor under a guarantee agreement to meet its obligations under Contracts with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

I.   US Life Separate Account USL A Financial Statements
     ___________________________________________________

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2011
Statement of Operations for the year ended December 31, 2011
Statement of Changes in Net Assets for the years ended December 31, 2011 and 2010, except as indicated
Notes to Financial Statements


II.  US Life Financial Statements
     ____________________________

Report of Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2011 and 2010
Statement of Income (Loss) for the years ended December 31, 2011, 2010 and 2009 Statement of Comprehensive Income (Loss) for the years ended December 31, 2011, 2010 and 2009
Statement of Shareholder's Equity for the years ended December 31, 2011, 2010 and 2009
Statement of Cash Flows for the years ended December 31, 2011, 2010 and 2009 Notes to Financial Statements


III. National Union Statutory Basis Financial Statements
     ___________________________________________________

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2011 and 2010
Statements of Liabilities, Capital and Surplus as of December 31, 2011 and 2010 Statements of Income and Changes in Capital and Surplus for the years ended December 31, 2011, 2010 and 2009
Statements of Cash Flow for the years ended December 31, 2011, 2010 and 2009 Notes to Statutory Basis Financial Statements

AMERICAN GENERAL
Life Companies

                                                         Separate Account USL A
                                                               Variable Annuity

                                                                           2011

                                                                  Annual Report
                                                              December 31, 2011

               The United States Life Insurance Company in the City of New York

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The United States Life Insurance Company in the City of New York and Contract Owners of
The United States Life Insurance Company in the City of New York Separate Account USL A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The United States Life Insurance Company in the City of New York Separate Account USL A at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of The United States Life Insurance Company in the City of New York; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2011 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP
Houston, Texas
April 25, 2012

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                         Due from (to) The                                    NET ASSETS
                                                         United States Life                                  ATTRIBUTABLE
                                                             Insurance                 Contract   Contract        TO
                                           Investment      Company in the              owners -   owners -     CONTRACT
                                         securities - at  City of New York             annuity  accumulation    OWNER
Sub-accounts                               fair value         New York      NET ASSETS reserves   reserves     RESERVES
-------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth
  Strategy Portfolio - Class A                $3,350,993               $  - $3,350,993 $  3,375   $3,347,618   $3,350,993
AllianceBernstein Global Thematic
  Growth Portfolio - Class A                   2,849,805                  -  2,849,805    1,050    2,848,755    2,849,805
AllianceBernstein Global Thematic
  Growth Portfolio - Class B                     398,306                  -    398,306        -      398,306      398,306
AllianceBernstein Growth and Income
  Portfolio - Class A                          7,751,453                  -  7,751,453   17,317    7,734,136    7,751,453
AllianceBernstein Growth and Income
  Portfolio - Class B                          4,566,309                  -  4,566,309    2,140    4,564,169    4,566,309
AllianceBernstein Growth Portfolio -
  Class A                                      4,166,860                  -  4,166,860   40,422    4,126,438    4,166,860
AllianceBernstein Growth Portfolio -
  Class B                                      1,218,648                  -  1,218,648        -    1,218,648    1,218,648
AllianceBernstein Intermediate Bond
  Portfolio - Class A                          9,598,036                  -  9,598,036   20,201    9,577,835    9,598,036
AllianceBernstein Intermediate Bond
  Portfolio - Class B                             15,019                  -     15,019        -       15,019       15,019
AllianceBernstein International Growth
  Portfolio - Class A                          3,374,046                  -  3,374,046   72,861    3,301,185    3,374,046
AllianceBernstein International Value
  Portfolio - Class A                            622,394                  -    622,394        -      622,394      622,394
AllianceBernstein Large Cap Growth
  Portfolio - Class A                          5,044,838                  -  5,044,838   37,558    5,007,280    5,044,838
AllianceBernstein Large Cap Growth
  Portfolio - Class B                          1,093,020                  -  1,093,020        -    1,093,020    1,093,020
AllianceBernstein Money Market
  Portfolio - Class A                          1,321,716                  -  1,321,716        -    1,321,716    1,321,716
AllianceBernstein Money Market
  Portfolio - Class B                          1,488,459                  -  1,488,459        -    1,488,459    1,488,459
AllianceBernstein Real Estate
  Investment Portfolio - Class A               1,460,653                  -  1,460,653    2,248    1,458,405    1,460,653
AllianceBernstein Small Cap Growth
  Portfolio - Class A                          1,640,295                  -  1,640,295   21,910    1,618,385    1,640,295
AllianceBernstein Small/Mid Cap Value
  Portfolio - Class A                          2,178,036                  -  2,178,036        -    2,178,036    2,178,036
AllianceBernstein Value Portfolio -
  Class B                                      1,542,692                  -  1,542,692        -    1,542,692    1,542,692
BlackRock Basic Value V.I. Fund - Class
  I                                               57,831                  -     57,831        -       57,831       57,831
BlackRock Equity Dividend V.I. Fund -
  Class I                                              -                  -          -        -            -            -
BlackRock Global Allocation V.I. Fund -
  Class I                                         91,169                  -     91,169        -       91,169       91,169
BlackRock Global Opportunities V.I.
  Fund - Class I                                   4,748                  -      4,748        -        4,748        4,748
BlackRock High Income V.I. Fund - Class
  I                                               60,188                360     60,548        -       60,548       60,548
BlackRock Large Cap Core V.I. Fund -
  Class I                                          5,541                  -      5,541        -        5,541        5,541
BlackRock Total Return V.I. Fund -
  Class I                                         70,066                238     70,304        -       70,304       70,304
Delaware VIP Cash Reserve Series -
  Standard Class                                       -                  -          -        -            -            -
Delaware VIP High Yield Series -
  Standard Class                                  11,617                  -     11,617        -       11,617       11,617
Delaware VIP Limited-Term Diversified
  Income Series - Standard Class                  33,992                 14     34,006        -       34,006       34,006
Delaware VIP Smid Cap Growth Series -
  Standard Class                                 312,115                  -    312,115        -      312,115      312,115
Delaware VIP Value Series - Standard
  Class                                          380,210                  -    380,210        -      380,210      380,210
Dreyfus Stock Index Fund, Inc. -
  Initial Shares                                 504,196                  -    504,196    2,468      501,728      504,196
Fidelity VIP Asset Manager Portfolio -
  Initial Class                                  273,968                  -    273,968        -      273,968      273,968
Fidelity VIP Contrafund Portfolio -
  Initial Class                                  307,406                  -    307,406        -      307,406      307,406
Fidelity VIP Growth Portfolio - Initial
  Class                                          687,059                  -    687,059    1,270      685,789      687,059
Fidelity VIP High Income Portfolio -
  Initial Class                                  163,419                  -    163,419        -      163,419      163,419
Fidelity VIP Investment Grade Bond
  Portfolio - Initial Class                       32,320                  -     32,320        -       32,320       32,320
Fidelity VIP Money Market Portfolio -
  Initial Class                                  372,691                  -    372,691        -      372,691      372,691
Fidelity VIP Overseas Portfolio -
  Initial Class                                   29,627                  -     29,627        -       29,627       29,627
Invesco V.I. Capital Appreciation Fund
  - Series I                                     114,472                  -    114,472        -      114,472      114,472
Invesco V.I. International Growth Fund
  - Series I                                     110,068                  -    110,068        -      110,068      110,068
Lincoln VIP Delaware Foundation
  Moderate Allocation Fund - Standard
  Class                                            7,544                  -      7,544        -        7,544        7,544
Van Eck VIP Emerging Markets Fund -
  Initial Class                                   10,918                  -     10,918        -       10,918       10,918
Van Eck VIP Global Hard Assets Fund -
  Initial Class                                   47,700                  -     47,700        -       47,700       47,700
Vanguard Dividend Growth Fund                     28,136                  -     28,136   28,136            -       28,136
Vanguard Inflation-Protected Securities
  Fund                                            41,600                  -     41,600   41,600            -       41,600
Vanguard LifeStrategy Income Fund                 34,064                  -     34,064   34,064            -       34,064
Vanguard VIF Balanced Portfolio                  383,421                  -    383,421  383,421            -      383,421
Vanguard VIF Capital Growth Portfolio              3,287                  -      3,287    3,287            -        3,287

                            See accompanying notes.

                                   VA A - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2011

                                                             Due from (to) The                                      NET ASSETS
                                                             United States Life                                    ATTRIBUTABLE
                                                                 Insurance                  Contract    Contract        TO
                                               Investment      Company in the               owners -    owners -     CONTRACT
                                             securities - at  City of New York              annuity   accumulation    OWNER
Sub-accounts                                   fair value         New York      NET ASSETS  reserves    reserves     RESERVES
-------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Diversified Value Portfolio          $   21,503      $      -      $   21,503 $   21,503   $      -     $   21,503
Vanguard VIF Equity Income Portfolio                  59,335             -          59,335     59,335          -         59,335
Vanguard VIF Equity Index Portfolio                    7,519             -           7,519      7,519          -          7,519
Vanguard VIF Growth Portfolio                         17,309             -          17,309     17,309          -         17,309
Vanguard VIF High Yield Bond Portfolio             3,474,321             -       3,474,321  3,474,321          -      3,474,321
Vanguard VIF International Portfolio                  43,195             -          43,195     43,195          -         43,195
Vanguard VIF Mid-Cap Index Portfolio                  35,024             -          35,024     35,024          -         35,024
Vanguard VIF Money Market Portfolio                    9,598             -           9,598      9,598          -          9,598
Vanguard VIF REIT Index Portfolio                     28,581             -          28,581     28,581          -         28,581
Vanguard VIF Short-Term Investment-Grade
  Portfolio                                           10,171             -          10,171     10,171          -         10,171
Vanguard VIF Small Company Growth Portfolio           34,146             -          34,146     34,146          -         34,146
Vanguard VIF Total Bond Market Index
  Portfolio                                          118,827             -         118,827    118,827          -        118,827
Vanguard VIF Total Stock Market Index
  Portfolio                                           81,573             -          81,573     81,573          -         81,573

                            See accompanying notes.

                                   VA A - 3

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

                               A            B           A+B=C          D              E             F            C+D+E+F

                                      Mortality and                                           Net change in      INCREASE
                                       expense risk      NET      Net realized  Capital gain    unrealized    (DECREASE) IN
                           Dividends       and        INVESTMENT  gain (loss)   distributions  appreciation     NET ASSETS
                          from mutual administrative    INCOME         on        from mutual  (depreciation)  RESULTING FROM
Sub-accounts                 funds       charges        (LOSS)    investments       funds     of investments    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
  Balanced Wealth
  Strategy Portfolio -
  Class A                    $ 99,955      $ (55,230)   $ 44,725     $(239,546)      $      -      $  30,903       $(163,918)
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class A          21,869        (52,576)    (30,707)     (648,454)             -       (257,248)       (936,409)
AllianceBernstein Global
  Thematic Growth
  Portfolio - Class B           2,116         (8,283)     (6,167)      (92,589)             -        (43,138)       (141,894)
AllianceBernstein Growth
  and Income Portfolio -
  Class A                     112,028       (116,444)     (4,416)      (85,055)             -        484,633         395,162
AllianceBernstein Growth
  and Income Portfolio -
  Class B                      52,701        (67,427)    (14,726)      (40,034)             -        283,617         228,857
AllianceBernstein Growth
  Portfolio - Class A               -        (63,127)    (63,127)     (121,389)             -        183,255          (1,261)
AllianceBernstein Growth
  Portfolio - Class B               -        (18,733)    (18,733)      (20,429)             -         40,267           1,105
AllianceBernstein
  Intermediate Bond
  Portfolio - Class A         481,455       (140,980)    340,475        31,782         36,728         99,133         508,118
AllianceBernstein
  Intermediate Bond
  Portfolio - Class B             658           (205)        453            68             54            128             703
AllianceBernstein
  International Growth
  Portfolio - Class A         126,527        (58,381)     68,146      (707,120)             -       (100,406)       (739,380)
AllianceBernstein
  International Value
  Portfolio - Class A          31,676        (11,890)     19,786      (168,589)             -        (24,177)       (172,980)
AllianceBernstein Large
  Cap Growth Portfolio -
  Class A                      18,567        (79,004)    (60,437)     (261,657)             -         97,860        (224,234)
AllianceBernstein Large
  Cap Growth Portfolio -
  Class B                       1,230        (20,225)    (18,995)      (20,363)             -         (1,455)        (40,813)
AllianceBernstein Money
  Market Portfolio -
  Class A                         142        (19,775)    (19,633)            -              -              -         (19,633)
AllianceBernstein Money
  Market Portfolio -
  Class B                         127        (17,656)    (17,529)            -              -              -         (17,529)
AllianceBernstein Real
  Estate Investment
  Portfolio - Class A          22,120        (21,504)        616      (197,284)       166,859        129,689          99,880
AllianceBernstein Small
  Cap Growth Portfolio -
  Class A                           -        (23,987)    (23,987)       12,775              -         78,833          67,621
AllianceBernstein
  Small/Mid Cap Value
  Portfolio - Class A          12,717        (35,882)    (23,165)     (276,094)             -         50,901        (248,358)
AllianceBernstein Value
  Portfolio - Class B          22,380        (25,601)     (3,221)     (109,704)             -         31,647         (81,278)
BlackRock Basic Value
  V.I. Fund - Class I           1,093           (836)        257        (4,672)             -          2,134          (2,281)
BlackRock Equity
  Dividend V.I. Fund -
  Class I                           -           (221)       (221)         (106)             -          4,751           4,424
BlackRock Global
  Allocation V.I. Fund -
  Class I                       2,140         (1,362)        778        (4,470)         2,090         (2,755)         (4,357)
BlackRock Global
  Opportunities V.I.
  Fund - Class I                   60            (73)        (13)         (744)             -              9            (748)
BlackRock High Income
  V.I. Fund - Class I           3,345           (658)      2,687        (4,912)             -          1,564            (661)
BlackRock Large Cap Core
  V.I. Fund - Class I              66            (79)        (13)         (162)             -            230              55
BlackRock Total Return
  V.I. Fund - Class I           3,065           (958)      2,107           495              -            767           3,369
Delaware VIP Cash
  Reserve Series -
  Standard Class                   36           (646)       (610)            -              -              -            (610)
Delaware VIP High Yield
  Series - Standard Class       2,526           (332)      2,194        (2,329)             -             (5)           (140)
Delaware VIP
  Limited-Term
  Diversified Income
  Series - Standard Class         665           (422)        243          (188)           519             (5)            569
Delaware VIP Smid Cap
  Growth Series -
  Standard Class                3,289         (4,171)       (882)       10,618          9,414          3,230          22,380
Delaware VIP Value
  Series - Standard Class      10,466         (5,769)      4,697        11,975              -         19,215          35,887
Dreyfus Stock Index
  Fund, Inc. - Initial
  Shares                       10,581         (8,233)      2,348       (12,772)         4,252         12,866           6,694
Fidelity VIP Asset
  Manager Portfolio -
  Initial Class                 5,671         (4,038)      1,633       (13,566)         1,377           (570)        (11,126)
Fidelity VIP Contrafund
  Portfolio - Initial
  Class                         3,291         (4,506)     (1,215)      (13,130)             -          1,955         (12,390)
Fidelity VIP Growth
  Portfolio - Initial
  Class                         2,669        (10,740)     (8,071)       (5,464)         2,623          3,339          (7,573)
Fidelity VIP High Income
  Portfolio - Initial
  Class                        11,267         (1,963)      9,304        (8,574)             -          2,729           3,459
Fidelity VIP Investment
  Grade Bond Portfolio -
  Initial Class                 1,054           (773)        281          (499)         1,337          2,022           3,141
Fidelity VIP Money
  Market Portfolio -
  Initial Class                   339         (4,458)     (4,119)            -              -              -          (4,119)
Fidelity VIP Overseas
  Portfolio - Initial
  Class                           492           (486)          6        (5,465)            65         (1,248)         (6,642)
Invesco V.I. Capital
  Appreciation Fund -
  Series I                        193         (1,754)     (1,561)       (8,486)             -         (1,546)        (11,593)
Invesco V.I.
  International Growth
  Fund - Series I               1,820         (1,680)        140       (10,105)             -            295          (9,670)
Lincoln VIP Delaware
  Foundation Moderate
  Allocation Fund -
  Standard Class                  194            (96)         98          (337)             -            165             (74)
Van Eck VIP Emerging
  Markets Fund - Initial
  Class                           198           (197)          1        (3,733)             -           (416)         (4,148)
Van Eck VIP Global Hard
  Assets Fund - Initial
  Class                           652           (777)       (125)       (8,211)           698         (2,547)        (10,185)

                            See accompanying notes.

                                   VA A - 4

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2011

                                    A            B          A+B=C         D             E             F           C+D+E+F

                                           Mortality and                                        Net change in     INCREASE
                                            expense risk     NET     Net realized Capital gain    unrealized   (DECREASE) IN
                                Dividends       and       INVESTMENT gain (loss)  distributions  appreciation    NET ASSETS
                               from mutual administrative   INCOME        on       from mutual  (depreciation) RESULTING FROM
Sub-accounts                      funds       charges       (LOSS)   investments      funds     of investments   OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Vanguard Dividend Growth Fund    $  575       $  (145)     $   430    $     165      $    -        $  1,780      $   2,375
Vanguard Inflation-Protected
  Securities Fund                 1,686          (216)       1,470          102          52           3,318          4,942
Vanguard LifeStrategy Income
  Fund                              863          (185)         678           38         223             198          1,137
Vanguard VIF Balanced
  Portfolio                       5,835        (1,160)       4,675        1,421           -           4,914         11,010
Vanguard VIF Capital Growth
  Portfolio                          33        (1,330)      (1,297)    (201,051)         97            (469)      (202,720)
Vanguard VIF Diversified
  Value Portfolio                   529          (129)         400          517           -             (48)           869
Vanguard VIF Equity Income
  Portfolio                       1,345          (301)       1,044          862           -           3,173          5,079
Vanguard VIF Equity Index
  Portfolio                         231           (53)         178         (144)        456            (492)            (2)
Vanguard VIF Growth Portfolio        48           (62)         (14)          56           -          (1,287)        (1,245)
Vanguard VIF High Yield Bond
  Portfolio                         621        (3,872)      (3,251)       1,909           -         161,749        160,407
Vanguard VIF International
  Portfolio                       1,074        (1,522)        (448)    (224,143)          -         (12,850)      (237,441)
Vanguard VIF Mid-Cap Index
  Portfolio                         392        (1,374)        (982)    (258,070)          -          (7,150)      (266,202)
Vanguard VIF Money Market
  Portfolio                       1,042        (3,354)      (2,312)           -           -               -         (2,312)
Vanguard VIF REIT Index
  Portfolio                         472          (146)         326          373         332             917          1,948
Vanguard VIF Short-Term
  Investment- Grade Portfolio       438           (69)         369          (75)        124            (194)           224
Vanguard VIF Small Company
  Growth Portfolio                   70        (4,570)      (4,500)    (256,081)          -          (6,403)      (266,984)
Vanguard VIF Total Bond
  Market Index Portfolio          4,193          (651)       3,542         (457)      1,139           4,157          8,381
Vanguard VIF Total Stock
  Market Index Portfolio          1,291          (461)         830          734       2,771          (4,275)            60

                            See accompanying notes.

                                   VA A - 5

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2011

                                                                                          Value of
                                                                       Net Asset Value Shares at Fair Cost of Shares
Sub-accounts                                                  Shares      Per Share        Value           Held      Level /(1)/
--------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                      307,431     $10.90        $3,350,993     $3,176,850       1
AllianceBernstein Global Thematic Growth Portfolio - Class A   191,648      14.87         2,849,805      2,870,928       1
AllianceBernstein Global Thematic Growth Portfolio - Class B    27,469      14.50           398,306        400,882       1
AllianceBernstein Growth and Income Portfolio - Class A        429,443      18.05         7,751,453      6,858,220       1
AllianceBernstein Growth and Income Portfolio - Class B        255,672      17.86         4,566,309      4,042,204       1
AllianceBernstein Growth Portfolio - Class A                   204,258      20.40         4,166,860      3,806,060       1
AllianceBernstein Growth Portfolio - Class B                    61,517      19.81         1,218,648      1,113,638       1
AllianceBernstein Intermediate Bond Portfolio - Class A        765,394      12.54         9,598,036      9,582,636       1
AllianceBernstein Intermediate Bond Portfolio - Class B          1,210      12.41            15,019         15,007       1
AllianceBernstein International Growth Portfolio - Class A     223,743      15.08         3,374,046      3,173,479       1
AllianceBernstein International Value Portfolio - Class A       54,121      11.50           622,394        606,679       1
AllianceBernstein Large Cap Growth Portfolio - Class A         187,820      26.86         5,044,838      4,644,782       1
AllianceBernstein Large Cap Growth Portfolio - Class B          41,766      26.17         1,093,020      1,006,878       1
AllianceBernstein Money Market Portfolio - Class A           1,321,716       1.00         1,321,716      1,321,716       1
AllianceBernstein Money Market Portfolio - Class B           1,488,459       1.00         1,488,459      1,488,459       1
AllianceBernstein Real Estate Investment Portfolio - Class A   126,136      11.58         1,460,653      1,273,176       1
AllianceBernstein Small Cap Growth Portfolio - Class A          95,980      17.09         1,640,295      1,447,470       1
AllianceBernstein Small/Mid Cap Value Portfolio - Class A      140,882      15.46         2,178,036      1,914,605       1
AllianceBernstein Value Portfolio - Class B                    166,238       9.28         1,542,692      1,378,169       1
BlackRock Basic Value V.I. Fund - Class I                        5,060      11.43            57,831         52,316       1
BlackRock Global Allocation V.I. Fund - Class I                  6,131      14.87            91,169         91,404       1
BlackRock Global Opportunities V.I. Fund - Class I                 387      12.26             4,748          4,473       1
BlackRock High Income V.I. Fund - Class I                        8,761       6.87            60,188         58,527       1
BlackRock Large Cap Core V.I. Fund - Class I                       241      23.00             5,541          5,060       1
BlackRock Total Return V.I. Fund - Class I                       6,098      11.49            70,066         70,367       1
Delaware VIP High Yield Series - Standard Class                  2,045       5.68            11,617         11,085       1
Delaware VIP Limited-Term Diversified Income Series -
  Standard Class                                                 3,369      10.09            33,992         34,227       1
Delaware VIP Smid Cap Growth Series - Standard Class            13,459      23.19           312,115        291,119       1
Delaware VIP Value Series - Standard Class                      21,444      17.73           380,210        328,958       1
Dreyfus Stock Index Fund, Inc. - Initial Shares                 17,103      29.48           504,196        457,901       1
Fidelity VIP Asset Manager Portfolio - Initial Class            19,853      13.80           273,968        273,505       1
Fidelity VIP Contrafund Portfolio - Initial Class               13,354      23.02           307,406        288,020       1
Fidelity VIP Growth Portfolio - Initial Class                   18,625      36.89           687,059        645,899       1
Fidelity VIP High Income Portfolio - Initial Class              30,319       5.39           163,419        168,117       1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class     2,492      12.97            32,320         33,344       1
Fidelity VIP Money Market Portfolio - Initial Class            372,691       1.00           372,691        372,691       1
Fidelity VIP Overseas Portfolio - Initial Class                  2,174      13.63            29,627         29,204       1
Invesco V.I. Capital Appreciation Fund - Series I                5,344      21.42           114,472        110,678       1
Invesco V.I. International Growth Fund - Series I                4,174      26.37           110,068        101,928       1
Lincoln VIP Delaware Foundation Moderate Allocation Fund -
  Standard Class                                                   566      13.33             7,544          7,275       1
Van Eck VIP Emerging Markets Fund - Initial Class                1,050      10.40            10,918         11,002       1
Van Eck VIP Global Hard Assets Fund - Initial Class              1,551      30.75            47,700         45,311       1
Vanguard Dividend Growth Fund                                    1,825      15.42            28,136         25,233       1
Vanguard Inflation-Protected Securities Fund                     2,948      14.11            41,600         39,524       1
Vanguard LifeStrategy Income Fund                                2,409      14.14            34,064         33,970       1
Vanguard VIF Balanced Portfolio                                 20,287      18.90           383,421        369,301       1
Vanguard VIF Capital Growth Portfolio                              209      15.69             3,287          3,555       1
Vanguard VIF Diversified Value Portfolio                         1,711      12.57            21,503         19,898       1
Vanguard VIF Equity Income Portfolio                             3,725      15.93            59,335         52,947       1
Vanguard VIF Equity Index Portfolio                                329      22.85             7,519          8,012       1
Vanguard VIF Growth Portfolio                                    1,332      12.99            17,309         18,230       1
Vanguard VIF High Yield Bond Portfolio                         450,042       7.72         3,474,321      3,312,306       1
Vanguard VIF International Portfolio                             2,772      15.58            43,195         52,954       1

                            See accompanying notes.

                                   VA A - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2011

                                                                              Value of
                                                           Net Asset Value Shares at Fair Cost of Shares
Sub-accounts                                        Shares    Per Share        Value           Held      Level /(1)/
--------------------------------------------------------------------------------------------------------------------
Vanguard VIF Mid-Cap Index Portfolio                2,417      $14.49         $ 35,024       $ 39,661        1
Vanguard VIF Money Market Portfolio                 9,598        1.00            9,598          9,598        1
Vanguard VIF REIT Index Portfolio                   2,622       10.90           28,581         26,568        1
Vanguard VIF Short-Term Investment-Grade Portfolio    950       10.71           10,171         10,415        1
Vanguard VIF Small Company Growth Portfolio         1,909       17.89           34,146         38,174        1
Vanguard VIF Total Bond Market Index Portfolio      9,560       12.43          118,827        116,252        1
Vanguard VIF Total Stock Market Index Portfolio     3,452       23.63           81,573         81,125        1

/(1)/ Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VA A - 7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                           Sub-accounts
                                         --------------------------------------------------------------------------------
                                          AllianceBernstein    AllianceBernstein   AllianceBernstein   AllianceBernstein
                                           Balanced Wealth      Global Thematic     Global Thematic        Growth and
                                         Strategy Portfolio -  Growth Portfolio -  Growth Portfolio -  Income Portfolio -
                                               Class A              Class A             Class B             Class A
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                    $   44,725         $   (30,707)          $  (6,167)        $    (4,416)
   Net realized gain (loss) on
     investments                                     (239,546)           (648,454)            (92,589)            (85,055)
   Capital gain distributions from
     mutual funds                                           -                   -                   -                   -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                       30,903            (257,248)            (43,138)            484,633
                                                  -----------        ------------          ----------        ------------
Increase (decrease) in net assets
  resulting from operations                          (163,918)           (936,409)           (141,894)            395,162
                                                  -----------        ------------          ----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             150                   -                   -                   -
   Administrative charges                              (4,433)             (4,149)             (1,127)             (7,760)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (396,121)            (11,016)            (93,302)           (229,818)
   Mortality reserve transfers                         (7,217)               (605)                  -            (129,582)
   Contract withdrawals                              (197,759)           (511,804)           (135,639)           (784,688)
   Surrender charges                                        -                   -                   -                   -
   Death benefits                                      (6,443)           (181,072)                  -            (221,665)
   Annuity payments                                    (4,200)               (129)                  -              (1,327)
                                                  -----------        ------------          ----------        ------------
Increase (decrease) in net assets
  resulting from principal transactions              (616,023)           (708,775)           (230,068)         (1,374,840)
                                                  -----------        ------------          ----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (779,941)         (1,645,184)           (371,962)           (979,678)
NET ASSETS:
   Beginning of year                                4,130,934           4,494,989             770,268           8,731,131
                                                  -----------        ------------          ----------        ------------
   End of year                                     $3,350,993         $ 2,849,805           $ 398,306         $ 7,751,453
                                                  ===========        ============          ==========        ============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                    $   56,791         $    33,751           $   7,485         $  (118,050)
   Net realized gain (loss) on
     investments                                        7,382            (608,232)            (37,679)           (361,438)
   Capital gain distributions from
     mutual funds                                           -                   -                   -                   -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                      276,112           1,222,827             106,609           1,357,251
                                                  -----------        ------------          ----------        ------------
Increase (decrease) in net assets
  resulting from operations                           340,285             648,346              76,415             877,763
                                                  -----------        ------------          ----------        ------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                               -                 534                   -                   -
   Administrative charges                              (5,069)             (4,875)             (1,598)             (8,453)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               (145,451)           (238,239)           (139,905)           (489,763)
   Mortality reserve transfers                          8,412                   -                   -             160,167
   Contract withdrawals                              (489,380)           (331,036)           (101,696)           (602,231)
   Surrender charges                                     (850)                (67)               (768)                 (6)
   Death benefits                                     (27,881)            (28,656)             (8,167)           (182,533)
   Annuity payments                                    (4,153)               (125)                  -              (1,225)
                                                  -----------        ------------          ----------        ------------
Increase (decrease) in net assets
  resulting from principal transactions              (664,372)           (602,464)           (252,134)         (1,124,044)
                                                  -----------        ------------          ----------        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (324,087)             45,882            (175,719)           (246,281)
NET ASSETS:
   Beginning of year                                4,455,021           4,449,107             945,987           8,977,412
                                                  -----------        ------------          ----------        ------------
   End of year                                     $4,130,934         $ 4,494,989           $ 770,268         $ 8,731,131
                                                  ===========        ============          ==========        ============

                            See accompanying notes.

                                   VA A - 8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                      Sub-accounts
                                    -------------------------------------------------------------------------------
                                    AllianceBernstein
                                        Growth and      AllianceBernstein   AllianceBernstein    AllianceBernstein
                                    Income Portfolio -  Growth Portfolio -  Growth Portfolio -   Intermediate Bond
                                         Class B             Class A             Class B        Portfolio - Class A
FOR THE YEAR ENDED DECEMBER 31,
  2011
OPERATIONS:
   Net investment income (loss)             $  (14,726)         $  (63,127)         $  (18,733)         $   340,475
   Net realized gain (loss) on
     investments                               (40,034)           (121,389)            (20,429)              31,782
   Capital gain distributions from
     mutual funds                                    -                   -                   -               36,728
   Net change in unrealized
     appreciation (depreciation)
     of investments                            283,617             183,255              40,267               99,133
                                            ----------          ----------          ----------          -----------
Increase (decrease) in net assets
  resulting from operations                    228,857              (1,261)              1,105              508,118
                                            ----------          ----------          ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      408                   -               3,007               37,477
   Administrative charges                       (5,105)             (4,248)             (2,312)              (9,572)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                   (303,755)            (46,689)            (78,535)            (323,947)
   Mortality reserve transfers                  (1,306)            (31,390)                  -                4,448
   Contract withdrawals                       (332,023)           (330,688)           (182,901)            (972,438)
   Surrender charges                               (80)                  -                  (9)                (123)
   Death benefits                              (68,160)           (178,025)                  -             (114,604)
   Annuity payments                             (3,282)             (7,029)                  -               (7,490)
                                            ----------          ----------          ----------          -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                                (713,303)           (598,069)           (260,750)          (1,386,249)
                                            ----------          ----------          ----------          -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                      (484,446)           (599,330)           (259,645)            (878,131)
NET ASSETS:
   Beginning of year                         5,050,755           4,766,190           1,478,293           10,476,167
                                            ----------          ----------          ----------          -----------
   End of year                              $4,566,309          $4,166,860          $1,218,648          $ 9,598,036
                                            ==========          ==========          ==========          ===========
FOR THE YEAR ENDED DECEMBER 31,
  2010
OPERATIONS:
   Net investment income (loss)             $  (67,310)         $  (51,100)         $  (19,415)         $   438,453
   Net realized gain (loss) on
     investments                              (266,752)           (262,461)              9,113              316,223
   Capital gain distributions from
     mutual funds                                    -                   -                   -                    -
   Net change in unrealized
     appreciation (depreciation)
     of investments                            843,360             875,524             184,721               90,015
                                            ----------          ----------          ----------          -----------
Increase (decrease) in net assets
  resulting from operations                    509,298             561,963             174,419              844,691
                                            ----------          ----------          ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      408                 534               1,533               24,185
   Administrative charges                       (5,592)             (4,646)             (2,573)             (11,555)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                    (30,006)           (209,922)            (41,921)            (251,017)
   Mortality reserve transfers                   4,986              22,894                   -               (3,129)
   Contract withdrawals                       (430,467)           (311,346)           (137,642)          (1,081,979)
   Surrender charges                              (734)                (61)                 (8)              (1,220)
   Death benefits                              (54,460)            (61,332)             (5,880)            (354,080)
   Annuity payments                             (3,045)             (6,491)                  -               (7,488)
                                            ----------          ----------          ----------          -----------
   Increase (decrease) in net
     assets resulting from
     principal transactions                   (518,910)           (570,370)           (186,491)          (1,686,283)
                                            ----------          ----------          ----------          -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        (9,612)             (8,407)            (12,072)            (841,592)
NET ASSETS:
   Beginning of year                         5,060,367           4,774,597           1,490,365           11,317,759
                                            ----------          ----------          ----------          -----------
   End of year                              $5,050,755          $4,766,190          $1,478,293          $10,476,167
                                            ==========          ==========          ==========          ===========

                            See accompanying notes.

                                   VA A - 9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                      Sub-accounts
                                    -------------------------------------------------------------------------------
                                                         AllianceBernstein                        AllianceBernstein
                                     AllianceBernstein     International      AllianceBernstein   Large Cap Growth
                                     Intermediate Bond   Growth Portfolio -  International Value  Portfolio - Class
                                    Portfolio - Class B       Class A        Portfolio - Class A          A
FOR THE YEAR ENDED DECEMBER 31,
  2011
OPERATIONS:
   Net investment income (loss)               $     453        $     68,146           $   19,786       $    (60,437)
   Net realized gain (loss) on
     investments                                     68            (707,120)            (168,589)          (261,657)
   Capital gain distributions from
     mutual funds                                    54                   -                    -                  -
   Net change in unrealized
     appreciation (depreciation)
     of investments                                 128            (100,406)             (24,177)            97,860
                                             ----------       -------------          -----------      -------------
Increase (decrease) in net assets
  resulting from operations                         703            (739,380)            (172,980)          (224,234)
                                             ----------       -------------          -----------      -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         -                 528                1,504                  -
   Administrative charges                           (15)             (4,300)              (1,182)            (6,201)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                           1            (299,252)             (85,668)          (159,343)
   Mortality reserve transfers                        -              55,926                    -             89,932
   Contract withdrawals                               -            (395,033)             (86,779)          (496,493)
   Surrender charges                                  -                 (55)                   -                  -
   Death benefits                                     -            (100,194)             (63,576)          (192,379)
   Annuity payments                                   -             (12,226)                   -            (19,357)
                                             ----------       -------------          -----------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                      (14)           (754,606)            (235,701)          (783,841)
                                             ----------       -------------          -----------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                            689          (1,493,986)            (408,681)        (1,008,075)
NET ASSETS:
   Beginning of year                             14,330           4,868,032            1,031,075          6,052,913
                                             ----------       -------------          -----------      -------------
   End of year                                $  15,019        $  3,374,046           $  622,394       $  5,044,838
                                             ==========       =============          ===========      =============
FOR THE YEAR ENDED DECEMBER 31,
  2010
OPERATIONS:
   Net investment income (loss)               $   2,617        $     36,114           $   17,386       $    (53,097)
   Net realized gain (loss) on
     investments                                  1,065            (929,707)            (283,192)          (333,599)
   Capital gain distributions from
     mutual funds                                     -                   -                    -                  -
   Net change in unrealized
     appreciation (depreciation)
     of investments                              (1,126)          1,317,752              283,962            855,689
                                             ----------       -------------          -----------      -------------
Increase (decrease) in net assets
  resulting from operations                       2,556             424,159               18,156            468,993
                                             ----------       -------------          -----------      -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                         -                 528                  767                  -
   Administrative charges                           (14)             (5,408)              (1,503)            (6,868)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                          (2)            (73,722)             (45,344)          (236,157)
   Mortality reserve transfers                        -             (66,398)                   -           (103,949)
   Contract withdrawals                         (45,725)           (584,464)            (135,454)          (526,871)
   Surrender charges                                  -              (1,050)                (718)               (10)
   Death benefits                                     -             (75,733)             (12,837)           (60,455)
   Annuity payments                                   -             (11,817)                   -            (18,429)
                                             ----------       -------------          -----------      -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                                  (45,741)           (818,064)            (195,089)          (952,739)
                                             ----------       -------------          -----------      -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                        (43,185)           (393,905)            (176,933)          (483,746)
NET ASSETS:
   Beginning of year                             57,515           5,261,937            1,208,008          6,536,659
                                             ----------       -------------          -----------      -------------
   End of year                                $  14,330        $  4,868,032           $1,031,075       $  6,052,913
                                             ==========       =============          ===========      =============

                            See accompanying notes.

                                   VA A - 10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                     Sub-accounts
                                    ------------------------------------------------------------------------------
                                                                                                 AllianceBernstein
                                     AllianceBernstein   AllianceBernstein   AllianceBernstein      Real Estate
                                     Large Cap Growth      Money Market        Money Market         Investment
                                    Portfolio - Class B Portfolio - Class A Portfolio - Class B Portfolio - Class A
FOR THE YEAR ENDED DECEMBER 31,
  2011
OPERATIONS:
   Net investment income (loss)         $    (18,995)       $    (19,633)       $    (17,529)       $        616
   Net realized gain (loss) on
     investments                             (20,363)                  -                   -            (197,284)
   Capital gain distributions from
     mutual funds                                  -                   -                   -             166,859
   Net change in unrealized
     appreciation (depreciation)
     of investments                           (1,455)                  -                   -             129,689
                                       -------------       -------------       -------------       -------------
Increase (decrease) in net assets
  resulting from operations                  (40,813)            (19,633)            (17,529)             99,880
                                       -------------       -------------       -------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                    384                  25               3,120                   -
   Administrative charges                     (2,281)             (1,787)             (1,617)             (2,193)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                 (229,384)            568,031             710,532            (171,376)
   Mortality reserve transfers                     -                   -                   -              (1,445)
   Contract withdrawals                     (322,812)           (577,015)           (210,778)           (171,644)
   Surrender charges                               -                   -                   -                   -
   Death benefits                            (84,953)           (115,297)            (45,304)               (445)
   Annuity payments                                -                   -                   -                (350)
                                       -------------       -------------       -------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (639,046)           (126,043)            455,953            (347,453)
                                       -------------       -------------       -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (679,859)           (145,676)            438,424            (247,573)
NET ASSETS:
   Beginning of year                       1,772,879           1,467,392           1,050,035           1,708,226
                                       -------------       -------------       -------------       -------------
   End of year                          $  1,093,020        $  1,321,716        $  1,488,459        $  1,460,653
                                       =============       =============       =============       =============
FOR THE YEAR ENDED DECEMBER 31,
  2010
OPERATIONS:
   Net investment income (loss)         $    (18,696)       $    (25,522)       $    (16,195)       $      1,437
   Net realized gain (loss) on
     investments                              61,610                   -                   -            (462,904)
   Capital gain distributions from
     mutual funds                                  -                   -                   -                   -
   Net change in unrealized
     appreciation (depreciation)
     of investments                           88,638                   -                   -             814,084
                                       -------------       -------------       -------------       -------------
Increase (decrease) in net assets
  resulting from operations                  131,552             (25,522)            (16,195)            352,617
                                       -------------       -------------       -------------       -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                    384                   -               2,620                   -
   Administrative charges                     (2,720)             (2,276)             (1,519)             (2,554)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                   36,045             717,025             111,996              96,794
   Mortality reserve transfers                     -                   -                   -                 156
   Contract withdrawals                     (142,404)         (1,509,656)           (308,815)           (337,192)
   Surrender charges                            (143)                  -                 (31)               (963)
   Death benefits                            (15,914)            (32,557)            (51,110)            (34,780)
   Annuity payments                                -                   -                   -                (315)
                                       -------------       -------------       -------------       -------------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (124,752)           (827,464)           (246,859)           (278,854)
                                       -------------       -------------       -------------       -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       6,800            (852,986)           (263,054)             73,763
NET ASSETS:
   Beginning of year                       1,766,079           2,320,378           1,313,089           1,634,463
                                       -------------       -------------       -------------       -------------
   End of year                          $  1,772,879        $  1,467,392        $  1,050,035        $  1,708,226
                                       =============       =============       =============       =============

                            See accompanying notes.

                                   VA A - 11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                     Sub-accounts
                                        ----------------------------------------------------------------------
                                        AllianceBernstein AllianceBernstein
                                        Small Cap Growth    Small/Mid Cap   AllianceBernstein  BlackRock Basic
                                        Portfolio - Class Value Portfolio - Value Portfolio - Value V.I. Fund -
                                                A              Class A           Class B           Class I
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)            $    (23,987)     $    (23,165)     $     (3,221)      $     257
   Net realized gain (loss) on
     investments                                 12,775          (276,094)         (109,704)         (4,672)
   Capital gain distributions from
     mutual funds                                     -                 -                 -               -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 78,833            50,901            31,647           2,134
                                          -------------     -------------     -------------      ----------
Increase (decrease) in net assets
  resulting from operations                      67,621          (248,358)          (81,278)         (2,281)
                                          -------------     -------------     -------------      ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                       648                 -                 -               -
   Administrative charges                        (1,944)           (3,022)           (2,350)            (60)
   Net transfers from (to) other
     Sub-accounts or fixed rate option           27,476          (150,422)         (131,025)             (6)
   Mortality reserve transfers                   23,954                 -                 -               -
   Contract withdrawals                        (193,312)         (236,719)         (268,415)              -
   Surrender charges                                  -                 -               (79)              -
   Death benefits                               (96,264)         (113,230)          (65,127)              -
   Annuity payments                             (12,775)                -                 -               -
                                          -------------     -------------     -------------      ----------
Increase (decrease) in net assets
  resulting from principal transactions        (252,217)         (503,393)         (466,996)            (66)
                                          -------------     -------------     -------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (184,596)         (751,751)         (548,274)         (2,347)
NET ASSETS:
   Beginning of year                          1,824,891         2,929,787         2,090,966          60,178
                                          -------------     -------------     -------------      ----------
   End of year                             $  1,640,295      $  2,178,036      $  1,542,692       $  57,831
                                          =============     =============     =============      ==========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)            $    (22,242)     $    (25,420)     $      7,546       $     116
   Net realized gain (loss) on
     investments                                108,894          (183,910)         (142,658)           (665)
   Capital gain distributions from
     mutual funds                                     -                 -                 -               -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                410,140           783,864           334,653           6,812
                                          -------------     -------------     -------------      ----------
Increase (decrease) in net assets
  resulting from operations                     496,792           574,534           199,541           6,263
                                          -------------     -------------     -------------      ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                       648                 -                 -               -
   Administrative charges                        (1,996)           (3,358)           (2,874)            (57)
   Net transfers from (to) other
     Sub-accounts or fixed rate option           72,490           (88,571)           (5,168)              6
   Mortality reserve transfers                  (57,329)                -                 -               -
   Contract withdrawals                        (338,540)         (223,372)         (259,880)         (3,027)
   Surrender charges                               (735)           (1,758)             (806)              -
   Death benefits                               (18,336)          (16,855)           (9,959)              -
   Annuity payments                             (10,082)                -                 -               -
                                          -------------     -------------     -------------      ----------
Increase (decrease) in net assets
  resulting from principal transactions        (353,880)         (333,914)         (278,687)         (3,078)
                                          -------------     -------------     -------------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         142,912           240,620           (79,146)          3,185
NET ASSETS:
   Beginning of year                          1,681,979         2,689,167         2,170,112          56,993
                                          -------------     -------------     -------------      ----------
   End of year                             $  1,824,891      $  2,929,787      $  2,090,966       $  60,178
                                          =============     =============     =============      ==========

                            See accompanying notes.

                                   VA A - 12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                    Sub-accounts
                                      ------------------------------------------------------------------------
                                       BlackRock Equity  BlackRock Global  BlackRock Global    BlackRock High
                                      Dividend V.I. Fund Allocation V.I.  Opportunities V.I. Income V.I. Fund -
                                          - Class I       Fund - Class I    Fund - Class I        Class I
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)            $    (221)       $      778         $    (13)          $  2,687
   Net realized gain (loss) on
     investments                                (106)           (4,470)            (744)            (4,912)
   Capital gain distributions from
     mutual funds                                  -             2,090                -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                               4,751            (2,755)               9              1,564
                                          ----------       -----------        ---------          ---------
Increase (decrease) in net assets
  resulting from operations                    4,424            (4,357)            (748)              (661)
                                          ----------       -----------        ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      -                 -                -                  -
   Administrative charges                        (16)              (98)              (5)               (47)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                  (65,811)           (7,707)              (1)            53,635
   Mortality reserve transfers                     -                 -                -                  -
   Contract withdrawals                            -                 -                -                  -
   Surrender charges                               -                 -                -                  -
   Death benefits                                  -                 -                -                  -
   Annuity payments                                -                 -                -                  -
                                          ----------       -----------        ---------          ---------
Increase (decrease) in net assets
  resulting from principal
  transactions                               (65,827)           (7,805)              (6)            53,588
                                          ----------       -----------        ---------          ---------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     (61,403)          (12,162)            (754)            52,927
NET ASSETS:
   Beginning of year                          61,403           103,331            5,502              7,621
                                          ----------       -----------        ---------          ---------
   End of year                             $       -        $   91,169         $  4,748           $ 60,548
                                          ==========       ===========        =========          =========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)            $     789        $     (180)        $    (56)          $    644
   Net realized gain (loss) on
     investments                                  22               169            1,058                605
   Capital gain distributions from
     mutual funds                              7,997               530                -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (3,847)            7,598             (357)                47
                                          ----------       -----------        ---------          ---------
Increase (decrease) in net assets
  resulting from operations                    4,961             8,117              645              1,296
                                          ----------       -----------        ---------          ---------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      -                 -                -                  -
   Administrative charges                        (55)              (96)              (7)               (10)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                        5                 1                -                 (1)
   Mortality reserve transfers                     -                 -                -                  -
   Contract withdrawals                            -                 -           (2,511)            (3,518)
   Surrender charges                               -                 -                -                  -
   Death benefits                                  -                 -                -                  -
   Annuity payments                                -                 -                -                  -
                                          ----------       -----------        ---------          ---------
Increase (decrease) in net assets
  resulting from principal
  transactions                                   (50)              (95)          (2,518)            (3,529)
                                          ----------       -----------        ---------          ---------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                       4,911             8,022           (1,873)            (2,233)
NET ASSETS:
   Beginning of year                          56,492            95,309            7,375              9,854
                                          ----------       -----------        ---------          ---------
   End of year                             $  61,403        $  103,331         $  5,502           $  7,621
                                          ==========       ===========        =========          =========

                            See accompanying notes.

                                   VA A - 13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                      Sub-accounts
                                        -----------------------------------------------------------------------
                                                                             Delaware VIP
                                        BlackRock Large  BlackRock Total     Cash Reserve       Delaware VIP
                                         Cap Core V.I.  Return V.I. Fund - Series - Standard High Yield Series -
                                        Fund - Class I       Class I             Class         Standard Class
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)             $    (13)        $   2,107         $     (610)        $   2,194
   Net realized gain (loss) on
     investments                                (162)              495                  -            (2,329)
   Capital gain distributions from
     mutual funds                                  -                 -                  -                 -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 230               767                  -                (5)
                                           ---------        ----------        -----------        ----------
Increase (decrease) in net assets
  resulting from operations                       55             3,369               (610)             (140)
                                           ---------        ----------        -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      -                 -                  -                 -
   Administrative charges                         (6)              (69)               (30)              (20)
   Net transfers from (to) other
     Sub-accounts or fixed rate option            (1)             (216)          (107,390)                -
   Mortality reserve transfers                     -                 -                  -                 -
   Contract withdrawals                            -                 -                  -                 -
   Surrender charges                               -                 -                  -                 -
   Death benefits                                  -                 -                  -           (17,708)
   Annuity payments                                -                 -                  -                 -
                                           ---------        ----------        -----------        ----------
Increase (decrease) in net assets
  resulting from principal transactions           (7)             (285)          (107,420)          (17,728)
                                           ---------        ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           48             3,084           (108,030)          (17,868)
NET ASSETS:
   Beginning of year                           5,493            67,220            108,030            29,485
                                           ---------        ----------        -----------        ----------
   End of year                              $  5,541         $  70,304         $        -         $  11,617
                                           =========        ==========        ===========        ==========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)             $    (45)        $   2,347         $   (1,379)        $   1,765
   Net realized gain (loss) on
     investments                                (396)               11                  -                62
   Capital gain distributions from
     mutual funds                                  -                 -                  -                 -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 944             2,650                  -             1,771
                                           ---------        ----------        -----------        ----------
Increase (decrease) in net assets
  resulting from operations                      503             5,008             (1,379)            3,598
                                           ---------        ----------        -----------        ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                      -                 -                  -                 -
   Administrative charges                         (7)              (66)               (35)              (21)
   Net transfers from (to) other
     Sub-accounts or fixed rate option             -                (3)           (12,621)               (2)
   Mortality reserve transfers                     -                 -                  -                 -
   Contract withdrawals                       (2,508)                -                  -                 -
   Surrender charges                               -                 -                  -                 -
   Death benefits                                  -                 -                  -                 -
   Annuity payments                                -                 -                  -                 -
                                           ---------        ----------        -----------        ----------
Increase (decrease) in net assets
  resulting from principal transactions       (2,515)              (69)           (12,656)              (23)
                                           ---------        ----------        -----------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (2,012)            4,939            (14,035)            3,575
NET ASSETS:
   Beginning of year                           7,505            62,281            122,065            25,910
                                           ---------        ----------        -----------        ----------
   End of year                              $  5,493         $  67,220         $  108,030         $  29,485
                                           =========        ==========        ===========        ==========

                            See accompanying notes.

                                   VA A - 14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                         Sub-accounts
                                            ---------------------------------------------------------------------
                                               Delaware VIP
                                               Limited-Term      Delaware VIP
                                            Diversified Income  Smid Cap Growth   Delaware VIP    Dreyfus Stock
                                            Series - Standard  Series - Standard Value Series - Index Fund, Inc. -
                                                  Class              Class       Standard Class   Initial Shares
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                  $     243         $     (882)     $    4,697       $    2,348
   Net realized gain (loss) on investments            (188)            10,618          11,975          (12,772)
   Capital gain distributions from mutual
     funds                                             519              9,414               -            4,252
   Net change in unrealized appreciation
     (depreciation) of investments                      (5)             3,230          19,215           12,866
                                                ----------        -----------     -----------      -----------
Increase (decrease) in net assets
  resulting from operations                            569             22,380          35,887            6,694
                                                ----------        -----------     -----------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                            -                  -               -                -
   Administrative charges                              (12)              (245)           (381)            (715)
   Net transfers from (to) other
     Sub-accounts or fixed rate option                 (22)                 -               1          (22,485)
   Mortality reserve transfers                           -                  -               -              772
   Contract withdrawals                                  -            (28,396)       (114,563)        (130,476)
   Surrender charges                                     -                  -               -                -
   Death benefits                                        -                  -         (63,803)               -
   Annuity payments                                      -                  -               -             (126)
                                                ----------        -----------     -----------      -----------
Increase (decrease) in net assets
  resulting from principal transactions                (34)           (28,641)       (178,746)        (153,030)
                                                ----------        -----------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                535             (6,261)       (142,859)        (146,336)
NET ASSETS:
   Beginning of year                                33,471            318,376         523,069          650,532
                                                ----------        -----------     -----------      -----------
   End of year                                   $  34,006         $  312,115      $  380,210       $  504,196
                                                ==========        ===========     ===========      ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                  $     316         $   (3,823)     $    7,393       $    2,432
   Net realized gain (loss) on investments              10             48,083         (31,973)         (21,842)
   Capital gain distributions from mutual
     funds                                             169                  -               -                -
   Net change in unrealized appreciation
     (depreciation) of investments                     329             49,719          92,750           96,935
                                                ----------        -----------     -----------      -----------
Increase (decrease) in net assets
  resulting from operations                            824             93,979          68,170           77,525
                                                ----------        -----------     -----------      -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                            -                  -               -                -
   Administrative charges                              (12)              (348)           (456)            (764)
   Net transfers from (to) other
     Sub-accounts or fixed rate option               5,049                 (5)             (2)              (8)
   Mortality reserve transfers                           -                  -               -                -
   Contract withdrawals                                  -           (254,900)       (242,131)         (88,304)
   Surrender charges                                     -                  -               -                -
   Death benefits                                        -                  -         (83,288)               -
   Annuity payments                                      -                  -               -             (117)
                                                ----------        -----------     -----------      -----------
Increase (decrease) in net assets
  resulting from principal transactions              5,037           (255,253)       (325,877)         (89,193)
                                                ----------        -----------     -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              5,861           (161,274)       (257,707)         (11,668)
NET ASSETS:
   Beginning of year                                27,610            479,650         780,776          662,200
                                                ----------        -----------     -----------      -----------
   End of year                                   $  33,471         $  318,376      $  523,069       $  650,532
                                                ==========        ===========     ===========      ===========

                            See accompanying notes.

                                   VA A - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                            Sub-accounts
                                            ----------------------------------------------------------------------------
                                                                   Fidelity VIP
                                            Fidelity VIP Asset      Contrafund         Fidelity VIP    Fidelity VIP High
                                            Manager Portfolio - Portfolio - Initial Growth Portfolio - Income Portfolio -
                                               Initial Class           Class          Initial Class      Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                  $    1,633          $   (1,215)        $   (8,071)        $    9,304
   Net realized gain (loss) on investments          (13,566)            (13,130)            (5,464)            (8,574)
   Capital gain distributions from mutual
     funds                                            1,377                   -              2,623                  -
   Net change in unrealized appreciation
     (depreciation) of investments                     (570)              1,955              3,339              2,729
                                                -----------         -----------        -----------        -----------
Increase (decrease) in net assets
  resulting from operations                         (11,126)            (12,390)            (7,573)             3,459
                                                -----------         -----------        -----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             -                   -                  -                  -
   Administrative charges                              (268)               (568)              (864)              (130)
   Net transfers from (to) other
     Sub-accounts or fixed rate option                   (1)                  9             (8,698)            39,330
   Mortality reserve transfers                            -                   -               (391)                 -
   Contract withdrawals                              (5,680)             (5,468)           (67,479)            (1,185)
   Surrender charges                                      -                 (14)                (9)                 -
   Death benefits                                         -                   -                  -                  -
   Annuity payments                                       -                   -               (125)                 -
                                                -----------         -----------        -----------        -----------
Increase (decrease) in net assets
  resulting from principal transactions              (5,949)             (6,041)           (77,566)            38,015
                                                -----------         -----------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (17,075)            (18,431)           (85,139)            41,474
NET ASSETS:
   Beginning of year                                291,043             325,837            772,198            121,945
                                                -----------         -----------        -----------        -----------
   End of year                                   $  273,968          $  307,406         $  687,059         $  163,419
                                                ===========         ===========        ===========        ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                  $      650          $     (819)        $   (8,550)        $    7,621
   Net realized gain (loss) on investments            3,617              10,604            (49,780)              (267)
   Capital gain distributions from mutual
     funds                                            1,413                 150              2,421                  -
   Net change in unrealized appreciation
     (depreciation) of investments                   27,651              42,044            209,722              4,541
                                                -----------         -----------        -----------        -----------
Increase (decrease) in net assets
  resulting from operations                          33,331              51,979            153,813             11,895
                                                -----------         -----------        -----------        -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                             -                   -                  -                  -
   Administrative charges                              (285)               (647)            (1,115)              (112)
   Net transfers from (to) other
     Sub-accounts or fixed rate option                   (1)            (22,098)            (2,048)            13,997
   Mortality reserve transfers                            -                   -                  -                  -
   Contract withdrawals                             (33,873)            (64,864)          (117,831)            (1,184)
   Surrender charges                                      -                 (12)                (7)                 -
   Death benefits                                         -                   -            (16,251)                 -
   Annuity payments                                       -                   -               (109)                 -
                                                -----------         -----------        -----------        -----------
Increase (decrease) in net assets
  resulting from principal transactions             (34,159)            (87,621)          (137,361)            12,701
                                                -----------         -----------        -----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (828)            (35,642)            16,452             24,596
NET ASSETS:
   Beginning of year                                291,871             361,479            755,746             97,349
                                                -----------         -----------        -----------        -----------
   End of year                                   $  291,043          $  325,837         $  772,198         $  121,945
                                                ===========         ===========        ===========        ===========

                            See accompanying notes.

                                   VA A - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                      Sub-accounts
                                      ----------------------------------------------------------------------------
                                        Fidelity VIP      Fidelity VIP        Fidelity VIP
                                      Investment Grade    Money Market          Overseas       Invesco V.I. Capital
                                      Bond Portfolio - Portfolio - Initial Portfolio - Initial Appreciation Fund -
                                       Initial Class          Class               Class              Series I
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)           $     281         $   (4,119)         $       6           $   (1,561)
   Net realized gain (loss) on
     investments                               (499)                 -             (5,465)              (8,486)
   Capital gain distributions from
     mutual funds                             1,337                  -                 65                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                              2,022                  -             (1,248)              (1,546)
                                         ----------        -----------         ----------          -----------
Increase (decrease) in net assets
  resulting from operations                   3,141             (4,119)            (6,642)             (11,593)
                                         ----------        -----------         ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                     -                  -                  -                    -
   Administrative charges                       (95)              (283)               (24)                (157)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                   3,407            110,795                 (3)                 (15)
   Mortality reserve transfers                    -                  -                  -                    -
   Contract withdrawals                     (32,021)            (3,054)                 -               (3,394)
   Surrender charges                              -                  -                  -                   (8)
   Death benefits                                 -                  -                  -                    -
   Annuity payments                               -                  -                  -                    -
                                         ----------        -----------         ----------          -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (28,709)           107,458                (27)              (3,574)
                                         ----------        -----------         ----------          -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (25,568)           103,339             (6,669)             (15,167)
NET ASSETS:
   Beginning of year                         57,888            269,352             36,296              129,639
                                         ----------        -----------         ----------          -----------
   End of year                            $  32,320         $  372,691          $  29,627           $  114,472
                                         ==========        ===========         ==========          ===========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)           $   1,146         $   (3,496)         $      10           $     (862)
   Net realized gain (loss) on
     investments                                437                  -               (361)              (8,883)
   Capital gain distributions from
     mutual funds                               625                170                 64                    -
   Net change in unrealized
     appreciation (depreciation) of
     investments                              2,019                  -              4,046               27,467
                                         ----------        -----------         ----------          -----------
Increase (decrease) in net assets
  resulting from operations                   4,227             (3,326)             3,759               17,722
                                         ----------        -----------         ----------          -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                     -                  -                  -                    -
   Administrative charges                      (167)              (338)               (26)                (211)
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                      (2)            (3,207)                 5               (2,501)
   Mortality reserve transfers                    -                  -                  -                    -
   Contract withdrawals                     (17,605)           (10,628)            (1,126)             (18,589)
   Surrender charges                              -                  -                  -                   (7)
   Death benefits                                 -             (9,687)                 -                    -
   Annuity payments                               -                  -                  -                    -
                                         ----------        -----------         ----------          -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                              (17,774)           (23,860)            (1,147)             (21,308)
                                         ----------        -----------         ----------          -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                    (13,547)           (27,186)             2,612               (3,586)
NET ASSETS:
   Beginning of year                         71,435            296,538             33,684              133,225
                                         ----------        -----------         ----------          -----------
   End of year                            $  57,888         $  269,352          $  36,296           $  129,639
                                         ==========        ===========         ==========          ===========

                            See accompanying notes.

                                   VA A - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                    Sub-accounts
                                         -----------------------------------------------------------------
                                                          Lincoln VIP
                                                           Delaware
                                         Invesco V.I.     Foundation                           Van Eck VIP
                                         International     Moderate          Van Eck VIP       Global Hard
                                         Growth Fund - Allocation Fund -   Emerging Markets   Assets Fund -
                                           Series I     Standard Class   Fund - Initial Class Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)            $      140       $     98           $       1        $    (125)
   Net realized gain (loss) on
     investments                              (10,105)          (337)             (3,733)          (8,211)
   Capital gain distributions from
     mutual funds                                   -              -                   -              698
   Net change in unrealized
     appreciation (depreciation) of
     investments                                  295            165                (416)          (2,547)
                                          -----------      ---------          ----------       ----------
Increase (decrease) in net assets
  resulting from operations                    (9,670)           (74)             (4,148)         (10,185)
                                          -----------      ---------          ----------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                       -              -                   -                -
   Administrative charges                        (259)            (2)                (20)             (25)
   Net transfers from (to) other
     Sub-accounts or fixed rate option        (12,609)            (1)             (6,257)             (12)
   Mortality reserve transfers                      -              -                   -                -
   Contract withdrawals                        (8,034)             -                   -                -
   Surrender charges                                -              -                   -                -
   Death benefits                                   -              -                   -                -
   Annuity payments                                 -              -                   -                -
                                          -----------      ---------          ----------       ----------
Increase (decrease) in net assets
  resulting from principal transactions       (20,902)            (3)             (6,277)             (37)
                                          -----------      ---------          ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS       (30,572)           (77)            (10,425)         (10,222)
NET ASSETS:
   Beginning of year                          140,640          7,621              21,343           57,922
                                          -----------      ---------          ----------       ----------
   End of year                             $  110,068       $  7,544           $  10,918        $  47,700
                                          ===========      =========          ==========       ==========
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)            $    1,170       $    127           $    (171)       $    (862)
   Net realized gain (loss) on
     investments                                2,976              -              (9,894)          25,452
   Capital gain distributions from
     mutual funds                                   -              -                   -                -
   Net change in unrealized
     appreciation (depreciation) of
     investments                               10,058             (7)             14,524           (4,785)
                                          -----------      ---------          ----------       ----------
Increase (decrease) in net assets
  resulting from operations                    14,204            120               4,459           19,805
                                          -----------      ---------          ----------       ----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                       -              -                   -                -
   Administrative charges                        (284)             -                 (24)             (37)
   Net transfers from (to) other
     Sub-accounts or fixed rate option         (3,790)         7,501              (3,529)               -
   Mortality reserve transfers                      -              -                   -                -
   Contract withdrawals                          (656)             -                   -          (52,720)
   Surrender charges                                -              -                   -                -
   Death benefits                                   -              -                   -                -
   Annuity payments                                 -              -                   -                -
                                          -----------      ---------          ----------       ----------
Increase (decrease) in net assets
  resulting from principal transactions        (4,730)         7,501              (3,553)         (52,757)
                                          -----------      ---------          ----------       ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         9,474          7,621                 906          (32,952)
NET ASSETS:
   Beginning of year                          131,166              -              20,437           90,874
                                          -----------      ---------          ----------       ----------
   End of year                             $  140,640       $  7,621           $  21,343        $  57,922
                                          ===========      =========          ==========       ==========

                            See accompanying notes.

                                   VA A - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                               Sub-accounts
                                    ------------------------------------------------------------------
                                       Vanguard     Vanguard Inflation-   Vanguard
                                    Dividend Growth      Protected      LifeStrategy    Vanguard VIF
                                         Fund         Securities Fund   Income Fund  Balanced Portfolio
FOR THE YEAR ENDED DECEMBER 31,
  2011
OPERATIONS:
   Net investment income (loss)        $     430         $   1,470        $     678      $    4,675
   Net realized gain (loss) on
     investments                             165               102               38           1,421
   Capital gain distributions from
     mutual funds                              -                52              223               -
   Net change in unrealized
     appreciation (depreciation)
     of investments                        1,780             3,318              198           4,914
                                      ----------        ----------       ----------     -----------
Increase (decrease) in net assets
  resulting from operations                2,375             4,942            1,137          11,010
                                      ----------        ----------       ----------     -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                  -                 -                -               -
   Administrative charges                      -                 -                -               -
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                   (2)               (1)               2         174,963
   Mortality reserve transfers                 -                 -                -               -
   Contract withdrawals                        -                 -                -               -
   Surrender charges                           -                 -                -               -
   Death benefits                              -                 -                -               -
   Annuity payments                       (1,903)           (4,424)          (3,843)        (29,082)
                                      ----------        ----------       ----------     -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (1,905)           (4,425)          (3,841)        145,881
                                      ----------        ----------       ----------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                     470               517           (2,704)        156,891
NET ASSETS:
   Beginning of year                      27,666            41,083           36,768         226,530
                                      ----------        ----------       ----------     -----------
   End of year                         $  28,136         $  41,600        $  34,064      $  383,421
                                      ==========        ==========       ==========     ===========
FOR THE YEAR ENDED DECEMBER 31,
  2010
OPERATIONS:
   Net investment income (loss)        $     393         $     792        $     840      $    5,854
   Net realized gain (loss) on
     investments                             107               367               30          (1,358)
   Capital gain distributions from
     mutual funds                              -                 -               88               -
   Net change in unrealized
     appreciation (depreciation)
     of investments                        2,230             1,189            2,132          17,526
                                      ----------        ----------       ----------     -----------
Increase (decrease) in net assets
  resulting from operations                2,730             2,348            3,090          22,022
                                      ----------        ----------       ----------     -----------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                  -                 -                -               -
   Administrative charges                      -                 -                -               -
   Net transfers from (to) other
     Sub-accounts or fixed rate
     option                                    -                (1)              (2)         (6,670)
   Mortality reserve transfers                 -                 -                -               -
   Contract withdrawals                        -                 -                -               -
   Surrender charges                           -                 -                -               -
   Death benefits                              -                 -                -               -
   Annuity payments                       (1,723)           (4,293)          (3,807)        (26,948)
                                      ----------        ----------       ----------     -----------
Increase (decrease) in net assets
  resulting from principal
  transactions                            (1,723)           (4,294)          (3,809)        (33,618)
                                      ----------        ----------       ----------     -----------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                                   1,007            (1,946)            (719)        (11,596)
NET ASSETS:
   Beginning of year                      26,659            43,029           37,487         238,126
                                      ----------        ----------       ----------     -----------
   End of year                         $  27,666         $  41,083        $  36,768      $  226,530
                                      ==========        ==========       ==========     ===========

                            See accompanying notes.

                                   VA A - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                   Sub-accounts
                                                        -----------------------------------------------------------------
                                                          Vanguard VIF     Vanguard VIF      Vanguard VIF    Vanguard VIF
                                                         Capital Growth  Diversified Value   Equity Income   Equity Index
                                                           Portfolio         Portfolio         Portfolio      Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                          $       (1,297)     $         400   $       1,044   $        178
   Net realized gain (loss) on investments                     (201,051)               517             862           (144)
   Capital gain distributions from mutual funds                      97                  -               -            456
   Net change in unrealized appreciation
     (depreciation) of investments                                 (469)               (48)          3,173           (492)
                                                        ---------------     --------------  --------------  -------------
Increase (decrease) in net assets resulting from
  operations                                                   (202,720)               869           5,079             (2)
                                                        ---------------     --------------  --------------  -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         -                  -               -              -
   Administrative charges                                             -                  -               -              -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                215,726                 (1)          8,837          8,710
   Mortality reserve transfers                                        -                  -               -              -
   Contract withdrawals                                               -                  -               -              -
   Surrender charges                                                  -                  -               -              -
   Death benefits                                                     -                  -               -              -
   Annuity payments                                             (13,586)            (7,292)        (10,486)        (1,189)
                                                        ---------------     --------------  --------------  -------------
Increase (decrease) in net assets resulting from
  principal transactions                                        202,140             (7,293)         (1,649)         7,521
                                                        ---------------     --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (580)            (6,424)          3,430          7,519
NET ASSETS:
   Beginning of year                                              3,867             27,927          55,905              -
                                                        ---------------     --------------  --------------  -------------
   End of year                                           $        3,287      $      21,503   $      59,335   $      7,519
                                                        ===============     ==============  ==============  =============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                          $          141      $         621   $       1,067   $          -
   Net realized gain (loss) on investments                          122             (3,648)         (3,861)             -
   Capital gain distributions from mutual funds                     735                  -               -              -
   Net change in unrealized appreciation
     (depreciation) of investments                               (1,020)             5,335           9,874              -
                                                        ---------------     --------------  --------------  -------------
Increase (decrease) in net assets resulting from
  operations                                                        (22)             2,308           7,080              -
                                                        ---------------     --------------  --------------  -------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                         -                  -               -              -
   Administrative charges                                             -                  -               -              -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                (12,759)                (2)         10,817              -
   Mortality reserve transfers                                        -                  -               -              -
   Contract withdrawals                                               -                  -               -              -
   Surrender charges                                                  -                  -               -              -
   Death benefits                                                     -                  -               -              -
   Annuity payments                                              (1,931)            (6,936)         (8,256)             -
                                                        ---------------     --------------  --------------  -------------
Increase (decrease) in net assets resulting from
  principal transactions                                        (14,690)            (6,938)          2,561              -
                                                        ---------------     --------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (14,712)            (4,630)          9,641              -
NET ASSETS:
   Beginning of year                                             18,579             32,557          46,264              -
                                                        ---------------     --------------  --------------  -------------
   End of year                                           $        3,867      $      27,927   $      55,905   $          -
                                                        ===============     ==============  ==============  =============


                            See accompanying notes.

                                   VA A - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                        Sub-accounts
                                                             ------------------------------------------------------------------
                                                                                 Vanguard VIF    Vanguard VIF    Vanguard VIF
                                                                Vanguard VIF    High Yield Bond  International   Mid-Cap Index
                                                              Growth Portfolio     Portfolio       Portfolio       Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                               $            (14)  $       (3,251)  $       (448)  $        (982)
   Net realized gain (loss) on investments                                  56            1,909       (224,143)       (258,070)
   Capital gain distributions from mutual funds                              -                -              -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                        (1,287)         161,749        (12,850)         (7,150)
                                                             -----------------  ---------------  -------------  --------------
Increase (decrease) in net assets resulting from operations             (1,245)         160,407       (237,441)       (266,202)
                                                             -----------------  ---------------  -------------  --------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                -                -              -               -
   Administrative charges                                                    -                -              -               -
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                             12,282        3,333,500        252,471         278,795
   Mortality reserve transfers                                               -                -              -               -
   Contract withdrawals                                                      -                -              -               -
   Surrender charges                                                         -                -              -               -
   Death benefits                                                            -                -              -               -
   Annuity payments                                                     (1,377)         (49,080)       (20,155)        (20,677)
                                                             -----------------  ---------------  -------------  --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          10,905        3,284,420        232,316         258,118
                                                             -----------------  ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  9,660        3,444,827         (5,125)         (8,084)
NET ASSETS:
   Beginning of year                                                     7,649           29,494         48,320          43,108
                                                             -----------------  ---------------  -------------  --------------
   End of year                                                $         17,309   $    3,474,321   $     43,195   $      35,024
                                                             =================  ===============  =============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                               $             67   $        1,583   $        834   $         187
   Net realized gain (loss) on investments                               5,120              321         (9,159)         (1,437)
   Capital gain distributions from mutual funds                              -                -              -               -
   Net change in unrealized appreciation (depreciation) of
     investments                                                        (5,918)           1,057         14,511          10,264
                                                             -----------------  ---------------  -------------  --------------
Increase (decrease) in net assets resulting from operations               (731)           2,961          6,186           9,014
                                                             -----------------  ---------------  -------------  --------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                -                -              -               -
   Administrative charges                                                    -                -              -               -
   Net transfers from (to) other Sub-accounts or fixed rate
     option                                                            (26,422)          (1,088)       (15,022)         (8,528)
   Mortality reserve transfers                                               -                -              -               -
   Contract withdrawals                                                      -                -              -               -
   Surrender charges                                                         -                -              -               -
   Death benefits                                                            -                -              -               -
   Annuity payments                                                     (1,928)          (4,691)        (7,159)         (7,477)
                                                             -----------------  ---------------  -------------  --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (28,350)          (5,779)       (22,181)        (16,005)
                                                             -----------------  ---------------  -------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (29,081)          (2,818)       (15,995)         (6,991)
NET ASSETS:
   Beginning of year                                                    36,730           32,312         64,315          50,099
                                                             -----------------  ---------------  -------------  --------------
   End of year                                                $          7,649   $       29,494   $     48,320   $      43,108
                                                             =================  ===============  =============  ==============

                            See accompanying notes.

                                   VA A - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                    Sub-accounts
                                                        --------------------------------------------------------------------
                                                                                          Vanguard VIF
                                                         Vanguard VIF    Vanguard VIF      Short-Term     Vanguard VIF Small
                                                         Money Market     REIT Index    Investment-Grade       Company
                                                          Portfolio       Portfolio        Portfolio       Growth Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                          $      (2,312)  $        326   $            369   $         (4,500)
   Net realized gain (loss) on investments                           -            373                (75)          (256,081)
   Capital gain distributions from mutual funds                      -            332                124                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                   -            917               (194)            (6,403)
                                                        --------------  -------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                    (2,312)         1,948                224           (266,984)
                                                        --------------  -------------  -----------------  -----------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                4,675,000              -                  -                  -
   Administrative charges                                            -              -                  -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                            (4,653,492)          (228)           (12,996)           321,145
   Mortality reserve transfers                                       -              -                  -                  -
   Contract withdrawals                                              -              -                  -                  -
   Surrender charges                                                 -              -                  -                  -
   Death benefits                                                    -              -                  -                  -
   Annuity payments                                            (21,479)        (3,017)            (4,159)           (57,192)
                                                        --------------  -------------  -----------------  -----------------
   Increase (decrease) in net assets resulting from
     principal transactions                                         29         (3,245)           (17,155)           263,953
                                                        --------------  -------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (2,283)        (1,297)           (16,931)            (3,031)
NET ASSETS:
   Beginning of year                                            11,881         29,878             27,102             37,177
                                                        --------------  -------------  -----------------  -----------------
   End of year                                           $       9,598   $     28,581   $         10,171   $         34,146
                                                        ==============  =============  =================  =================
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                          $         (38)  $        239   $          1,633   $            (57)
   Net realized gain (loss) on investments                           -           (560)             2,602                 88
   Capital gain distributions from mutual funds                      -              -                  -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                                   -          4,856             (2,725)             8,792
                                                        --------------  -------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  operations                                                       (38)         4,535              1,510              8,823
                                                        --------------  -------------  -----------------  -----------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                        -              -                  -                  -
   Administrative charges                                            -              -                  -                  -
   Net transfers from (to) other Sub-accounts or fixed
     rate option                                                     -         16,225            (31,361)            16,007
   Mortality reserve transfers                                       -              -                  -                  -
   Contract withdrawals                                              -              -                  -                  -
   Surrender charges                                                 -              -                  -                  -
   Death benefits                                                    -              -                  -                  -
   Annuity payments                                             (2,364)        (1,749)            (6,278)            (2,854)
                                                        --------------  -------------  -----------------  -----------------
Increase (decrease) in net assets resulting from
  principal transactions                                        (2,364)        14,476            (37,639)            13,153
                                                        --------------  -------------  -----------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (2,402)        19,011            (36,129)            21,976
NET ASSETS:
   Beginning of year                                            14,283         10,867             63,231             15,201
                                                        --------------  -------------  -----------------  -----------------
   End of year                                           $      11,881   $     29,878   $         27,102   $         37,177
                                                        ==============  =============  =================  =================

                            See accompanying notes.

                                   VA A - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

                                                                                       Sub-accounts
                                                                         ---------------------------------------
                                                                            Vanguard VIF         Vanguard VIF
                                                                          Total Bond Market   Total Stock Market
                                                                           Index Portfolio     Index Portfolio
FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                                           $            3,542   $             830
   Net realized gain (loss) on investments                                              (457)                734
   Capital gain distributions from mutual funds                                        1,139               2,771
   Net change in unrealized appreciation (depreciation) of investments                 4,157              (4,275)
                                                                         -------------------  ------------------
Increase (decrease) in net assets resulting from operations                            8,381                  60
                                                                         -------------------  ------------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                              -                   -
   Administrative charges                                                                  -                   -
   Net transfers from (to) other Sub-accounts or fixed rate option                   (19,125)             11,759
   Mortality reserve transfers                                                             -                   -
   Contract withdrawals                                                                    -                   -
   Surrender charges                                                                       -                   -
   Death benefits                                                                          -                   -
   Annuity payments                                                                  (17,105)            (11,546)
                                                                         -------------------  ------------------
Increase (decrease) in net assets resulting from principal transactions              (36,230)                213
                                                                         -------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              (27,849)                273
NET ASSETS:
   Beginning of year                                                                 146,676              81,300
                                                                         -------------------  ------------------
   End of year                                                            $          118,827   $          81,573
                                                                         ===================  ==================
FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
   Net investment income (loss)                                           $            4,176   $             562
   Net realized gain (loss) on investments                                               987              (4,988)
   Capital gain distributions from mutual funds                                          239               1,123
   Net change in unrealized appreciation (depreciation) of investments                 2,337              12,013
                                                                         -------------------  ------------------
Increase (decrease) in net assets resulting from operations                            7,739               8,710
                                                                         -------------------  ------------------
PRINCIPAL TRANSACTIONS:
   Contract purchase payments                                                              -                   -
   Administrative charges                                                                  -                   -
   Net transfers from (to) other Sub-accounts or fixed rate option                    20,277              38,517
   Mortality reserve transfers                                                             -                   -
   Contract withdrawals                                                                    -                   -
   Surrender charges                                                                       -                   -
   Death benefits                                                                          -                   -
   Annuity payments                                                                  (17,691)             (8,848)
                                                                         -------------------  ------------------
Increase (decrease) in net assets resulting from principal transactions                2,586              29,669
                                                                         -------------------  ------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                               10,325              38,379
NET ASSETS:
   Beginning of year                                                                 136,351              42,921
                                                                         -------------------  ------------------
   End of year                                                            $          146,676   $          81,300
                                                                         ===================  ==================


                            See accompanying notes.

                                   VA A - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Separate Account USL A, formerly Variable Account A (the "Account") was established by American International Life Assurance Company of New York ("AI Life") on June 5, 1986, to fund individual single purchase payment deferred variable annuity contracts, individual flexible premium deferred variable annuity contracts and group flexible premium deferred variable annuity contracts (the "contracts") issued by AI Life. New contracts for the following product are available for sale by the Account: Vanguard Group Immediate Variable Annuity ("Vanguard SPIA"). New contracts for the following products are no longer available for sale by the Account: Group Immediate Variable Annuity ("GIVA"), Ovation, Ovation Plus, Ovation Advisor, Gallery, The Variable Annuity, Paradigm, Trilogy, and Profile. On December 31, 2010, American International Life Assurance Company of New York merged into an affiliate company, The United States Life Insurance Company in the City of New York (the "Company"). The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

As a result of the merger, the Company became the depositor of the Account, and its assets are the property of the Company. The Company is now responsible for all life assurance contracts funded through the Account. The rights of the contract owners were not affected by the merger.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (3)
             Invesco V.I. Capital Appreciation Fund - Series I (4) Invesco V.I. International Growth Fund - Series I (5)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A AllianceBernstein Global Thematic Growth Portfolio - Class B
            AllianceBernstein Growth and Income Portfolio - Class A AllianceBernstein Growth and Income Portfolio - Class B
                 AllianceBernstein Growth Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class B
            AllianceBernstein Intermediate Bond Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class B
          AllianceBernstein International Growth Portfolio - Class A
           AllianceBernstein International Value Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Large Cap Growth Portfolio - Class B
              AllianceBernstein Money Market Portfolio - Class A
              AllianceBernstein Money Market Portfolio - Class B
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A
           AllianceBernstein Small/Mid Cap Value Portfolio - Class A
                  AllianceBernstein Value Portfolio - Class B

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
              BlackRock Equity Dividend V.I. Fund - Class I (10)
                BlackRock Global Allocation V.I. Fund - Class I
            BlackRock Global Opportunities V.I. Fund - Class I (6)
                   BlackRock High Income V.I. Fund - Class I
             BlackRock International Value V.I. Fund - Class I (1)
                 BlackRock Large Cap Core V.I. Fund - Class I
              BlackRock Large Cap Growth V.I. Fund - Class I (1)
                BlackRock Money Market V.I. Fund - Class I (1)

                                   VA A - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED


       BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"): - CONTINUED
                  BlackRock Total Return V.I. Fund - Class I
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                     DELAWARE VIP TRUST ("DELAWARE VIP"):
            Delaware VIP Cash Reserve Series - Standard Class (11)
                Delaware VIP High Yield Series - Standard Class
     Delaware VIP Limited-Term Diversified Income Series - Standard Class
           Delaware VIP Smid Cap Growth Series - Standard Class (2)
                  Delaware VIP Value Series - Standard Class

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

           FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

          LINCOLN VARIABLE INSURANCE PRODUCTS TRUST ("LINCOLN VIP"):
   Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class

                      VAN ECK VIP TRUST ("VAN ECK"): (7)
             Van Eck VIP Emerging Markets Fund - Initial Class (8)
            Van Eck VIP Global Hard Assets Fund - Initial Class (9)

                    THE VANGUARD GROUP(R) ("VANGUARD(R)"):
                        Vanguard(R) 500 Index Fund (1)
                       Vanguard(R) Dividend Growth Fund
                           Vanguard(R) GNMA Fund (1)
                       Vanguard(R) Health Care Fund (1)
                Vanguard(R) Inflation-Protected Securities Fund
           Vanguard(R) LifeStrategy(R) Conservative Growth Fund (1)
                  Vanguard(R) LifeStrategy(R) Growth Fund (1)
                    Vanguard(R) LifeStrategy(R) Income Fund
             Vanguard(R) LifeStrategy(R) Moderate Growth Fund (1)
                    Vanguard(R) Prime Money Market Fund (1)
                  Vanguard(R) Small-Cap Growth Index Fund (1)
                  Vanguard(R) Small-Cap Value Index Fund (1)
                 Vanguard(R) Total Bond Market Index Fund (1)
             Vanguard(R) Total International Stock Index Fund (1)
                       Vanguard(R) U.S. Growth Fund (1)
                      Vanguard(R) Wellington(TM) Fund (1)
                       Vanguard(R) Windsor(TM) Fund (1)

             VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD VIF"):
                      Vanguard(R) VIF Balanced Portfolio
                   Vanguard(R) VIF Capital Growth Portfolio
                  Vanguard(R) VIF Diversified Value Portfolio
                    Vanguard(R) VIF Equity Income Portfolio
                    Vanguard(R) VIF Equity Index Portfolio
                       Vanguard(R) VIF Growth Portfolio
                   Vanguard(R) VIF High Yield Bond Portfolio
                    Vanguard(R) VIF International Portfolio

                                   VA A - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

       VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD VIF"): - CONTINUED
                    Vanguard(R) VIF Mid-Cap Index Portfolio
                    Vanguard(R) VIF Money Market Portfolio
                     Vanguard(R) VIF REIT Index Portfolio
             Vanguard(R) VIF Short-Term Investment-Grade Portfolio
                Vanguard(R) VIF Small Company Growth Portfolio
               Vanguard(R) VIF Total Bond Market Index Portfolio
              Vanguard(R) VIF Total Stock Market Index Portfolio

(1) Sub-accounts had no activity in current year.
(2) Effective March 22, 2010, Delaware VIP Growth Opportunities Series - Standard Class changed its name to Delaware VIP Smid Cap Growth Series - Standard Class.
(3) Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(4) Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(5) Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(6) Effective May 1, 2010, BlackRock Global Growth V.I. Fund - Class I changed its name to BlackRock Global Opportunities V.I. Fund - Class I.
(7) Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(8) Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(9) Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(10)Effective October 1, 2010, BlackRock Utilities and Telecommunications V.I. Fund - Class I changed its name to BlackRock Equity Dividend V.I. Fund - Class I.
(11)Effective June 24, 2011, Delaware VIP Cash Reserve Series - Standard Class was closed and liquidated.

In addition to the Sub-accounts above, contract owners may allocate contract funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net purchases from the contracts are allocated to the Sub-accounts and invested in the Funds in accordance with contract owner instructions. The purchases are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

                                   VA A - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 5.0% for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Account to the Company. If there are transfers between the Company and the Account they will be disclosed as mortality reserve transfers in the Statements of Changes in Net Assets under principal transactions.

Annuity reserves are calculated according to either the 1983(a) Individual Mortality Table or the Annuity 2000 Mortality Table, depending on the calendar year of annuitization.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE 3 - FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most Account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

                                   VA A - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS - CONTINUED

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Account assets measured at fair value as of December 31, 2011 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

NOTE 4 - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset values of the Sub-accounts. A summary of the charges by contract follows:

-----------------------------------------------
                     MORTALITY AND EXPENSE RISK
                     AND ADMINISTRATIVE CHARGES
CONTRACTS               MAXIMUM ANNUAL RATE
-----------------------------------------------
Gallery                         1.40%
-----------------------------------------------
Ovation                         1.40%
-----------------------------------------------
Ovation Advisor                 1.40%
-----------------------------------------------
Ovation Plus                    1.40%
-----------------------------------------------
Paradigm                        1.40%
-----------------------------------------------
Profile                         1.40%
-----------------------------------------------
GIVA                            1.25%
-----------------------------------------------
Trilogy                         1.40%
-----------------------------------------------
Vanguard SPIA                   0.52%
-----------------------------------------------
Variable Annuity                1.40%
-----------------------------------------------

ACCIDENTAL DEATH BENEFIT CHARGES - Daily charges for the Accidental Death Benefit (ADB) option are assessed through the daily unit value calculation on all contracts that have elected this option and are equivalent, on an annual basis, to 0.05% of the value of the contracts. These charges are included as part of the mortality and expense risk and administrative charges line in the Statements of Operations.

ANNUAL ADMINISTRATIVE FEE - An annual administrative expense charge of $30 may be assessed against each contract on its anniversary date. The annual administrative expense is paid by redemption of units outstanding. Contracts under the Vanguard SPIA and GIVA products are not subject to the annual administrative expense charge. Annual fees are included with administrative charges in the Statements of Changes in Net Assets under principal transactions.

DISTRIBUTION CHARGES - Daily charges for distribution expenses are assessed on all contracts issued under the Ovation Plus product and are equivalent, on an annual basis, to 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. Distribution charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

                                   VA A - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - CONTRACT CHARGES - CONTINUED

DEATH BENEFIT RIDER CHARGES - The Annual Ratchet Plan is a death benefit rider. Daily charges for the Annual Ratchet Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to 0.10% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Annual Ratchet Plan charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

The Equity Assurance Plan is a death benefit rider. Daily charges for the Equity Assurance Plan option are assessed on all contracts that have elected this option and are equivalent, on an annual basis, to a maximum 0.20% of the value of the contracts. These charges are paid to the Company by redemption of units outstanding. The Equity Assurance Plan charges are included as part of the administrative charges line in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A $10 transfer fee for each transfer in excess of 12 during the contract year may be assessed on all contracts issued under the Vanguard SPIA and GIVA products. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net transfers from
(to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - In the event that a contract owner withdraws all or a portion of the contract value within the surrender charge period, the contracts provide that they will be assessed a surrender charge. The surrender charge is based on a table of charges, of which the maximum charge is 6% of the contract value subject to a maximum of 8.5% of premiums paid for single premium contracts and a maximum charge of 6% of premiums paid for flexible premium contracts. Contracts under the Ovation Advisor, Vanguard SPIA and GIVA products are not subject to surrender charges. For the Vanguard SPIA product, a partial withdrawal transaction charge may be assessed for each partial withdrawal. The surrender charges and partial withdrawals are paid by redemption of units outstanding. The surrender charges and partial withdrawals charges are included with surrender charges and contract withdrawals, respectively, in the Statements of Changes in Net Assets under principal transactions.

                                   VA A - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                             Cost of   Proceeds from
Sub-accounts                                                                Purchases      Sales
----------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A             $ 3,708,636  $ 4,279,931
AllianceBernstein Global Thematic Growth Portfolio - Class A                 3,085,870    3,825,365
AllianceBernstein Global Thematic Growth Portfolio - Class B                   465,578      701,813
AllianceBernstein Growth and Income Portfolio - Class A                      7,640,886    9,020,123
AllianceBernstein Growth and Income Portfolio - Class B                      4,284,585    5,012,612
AllianceBernstein Growth Portfolio - Class A                                 4,135,031    4,796,229
AllianceBernstein Growth Portfolio - Class B                                 1,190,170    1,469,653
AllianceBernstein Intermediate Bond Portfolio - Class A                     11,010,963   12,020,008
AllianceBernstein Intermediate Bond Portfolio - Class B                         15,781       15,289
AllianceBernstein International Growth Portfolio - Class A                   3,539,845    4,226,305
AllianceBernstein International Value Portfolio - Class A                      704,039      919,955
AllianceBernstein Large Cap Growth Portfolio - Class A                       5,178,121    6,022,399
AllianceBernstein Large Cap Growth Portfolio - Class B                       1,221,840    1,879,881
AllianceBernstein Money Market Portfolio - Class A                           2,018,010    2,163,684
AllianceBernstein Money Market Portfolio - Class B                           2,390,767    1,952,343
AllianceBernstein Real Estate Investment Portfolio - Class A                 1,659,865    1,839,843
AllianceBernstein Small Cap Growth Portfolio - Class A                       1,633,748    1,910,021
AllianceBernstein Small/Mid Cap Value Portfolio - Class A                    2,129,406    2,655,964
AllianceBernstein Value Portfolio - Class B                                  1,578,815    2,049,024
BlackRock Basic Value V.I. Fund - Class I                                       52,617       52,426
BlackRock Equity Dividend V.I. Fund - Class I                                        -       66,048
BlackRock Global Allocation V.I. Fund - Class I                                 92,089       97,024
BlackRock Global Opportunities V.I. Fund - Class I                               4,497        4,516
BlackRock High Income V.I. Fund - Class I                                      114,949       58,983
BlackRock Large Cap Core V.I. Fund - Class I                                     5,083        5,103
BlackRock Total Return V.I. Fund - Class I                                      73,159       71,360
Delaware VIP Cash Reserve Series - Standard Class                                   35      108,061
Delaware VIP High Yield Series - Standard Class                                 31,057       46,591
Delaware VIP Limited-Term Diversified Income Series - Standard Class            35,392       34,657
Delaware VIP Smid Cap Growth Series - Standard Class                           312,840      332,948
Delaware VIP Value Series - Standard Class                                     407,932      581,981
Dreyfus Stock Index Fund, Inc. - Initial Shares                                495,956      642,377
Fidelity VIP Asset Manager Portfolio - Initial Class                           276,740      279,679
Fidelity VIP Contrafund Portfolio - Initial Class                              290,654      297,910
Fidelity VIP Growth Portfolio - Initial Class                                  703,703      786,728
Fidelity VIP High Income Portfolio - Initial Class                             201,404      154,085
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                    70,075       97,167
Fidelity VIP Money Market Portfolio - Initial Class                            487,889      384,550
Fidelity VIP Overseas Portfolio - Initial Class                                 29,389       29,345
Invesco V.I. Capital Appreciation Fund - Series I                              112,298      117,432
Invesco V.I. International Growth Fund - Series I                              104,135      124,899
Lincoln VIP Delaware Foundation Moderate Allocation Fund - Standard Class        7,347        7,252
Van Eck VIP Emerging Markets Fund - Initial Class                               11,242       17,518
Van Eck VIP Global Hard Assets Fund - Initial Class                             46,839       46,303
Vanguard Dividend Growth Fund                                                      575        2,049
Vanguard Inflation-Protected Securities Fund                                     1,737        4,640
Vanguard LifeStrategy Income Fund                                                1,088        4,029
Vanguard VIF Balanced Portfolio                                                180,809       30,252
Vanguard VIF Capital Growth Portfolio                                        1,079,764      878,824
Vanguard VIF Diversified Value Portfolio                                           529        7,422
Vanguard VIF Equity Income Portfolio                                            10,186       10,791
Vanguard VIF Equity Index Portfolio                                             15,416        7,260

                                   VA A - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                       Cost of   Proceeds from
 Sub-accounts                                         Purchases      Sales
 -----------------------------------------------------------------------------
 Vanguard VIF Growth Portfolio                       $    12,329  $     1,439
 Vanguard VIF High Yield Bond Portfolio                3,354,829       73,661
 Vanguard VIF International Portfolio                  1,105,137      873,269
 Vanguard VIF Mid-Cap Index Portfolio                  1,083,090      825,955
 Vanguard VIF Money Market Portfolio                  16,868,885   16,871,168
 Vanguard VIF REIT Index Portfolio                         3,567        6,153
 Vanguard VIF Short-Term Investment-Grade Portfolio          562       17,223
 Vanguard VIF Small Company Growth Portfolio           5,512,789    5,253,335
 Vanguard VIF Total Bond Market Index Portfolio            5,333       36,881
 Vanguard VIF Total Stock Market Index Portfolio          18,791       14,976

                                   VA A - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the year ended December 31, 2011.

                                                      Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                          Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
-----------------------------------------------------------------------------------------------------------------------------
  1  AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                   358,024       (414,738)         1,399        (2,550)      (57,865)
  1  AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                   215,539       (254,910)             2           (66)      (39,435)
  4  AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                    85,384       (119,568)             -             -       (34,184)
  1  AllianceBernstein Growth and Income
     Portfolio - Class A                                   212,351       (244,552)         4,327        (8,201)      (36,075)
  3  AllianceBernstein Growth and Income
     Portfolio - Class A                                     2,144         (2,151)             -             -            (7)
  4  AllianceBernstein Growth and Income
     Portfolio - Class B                                   126,260       (144,938)           242          (443)      (18,879)
  1  AllianceBernstein Growth Portfolio - Class A          175,095       (197,826)         2,716        (3,764)      (23,779)
  4  AllianceBernstein Growth Portfolio - Class B           53,529        (63,806)             -             -       (10,277)
  1  AllianceBernstein Intermediate Bond Portfolio
     - Class A                                             490,821       (556,936)         1,158        (1,399)      (66,356)
  3  AllianceBernstein Intermediate Bond Portfolio
     - Class A                                                 101           (110)             -             -            (9)
  4  AllianceBernstein Intermediate Bond Portfolio
     - Class B                                                 725           (725)             -             -             -
  1  AllianceBernstein International Growth
     Portfolio - Class A                                   128,346       (155,415)         1,853           750       (24,466)
  1  AllianceBernstein International Value
     Portfolio - Class A                                    54,840        (70,129)             -             -       (15,289)
  1  AllianceBernstein Large Cap Growth Portfolio
     - Class A                                             187,426       (213,797)         3,168        (2,260)      (25,463)
  3  AllianceBernstein Large Cap Growth Portfolio
     - Class A                                                  70            (76)             -             -            (6)
  4  AllianceBernstein Large Cap Growth Portfolio
     - Class B                                             187,591       (272,513)             -             -       (84,922)
  1  AllianceBernstein Money Market Portfolio -
     Class A                                               153,092       (162,651)             -             -        (9,559)
  4  AllianceBernstein Money Market Portfolio -
     Class B                                               185,950       (150,593)             -             -        35,357
  1  AllianceBernstein Real Estate Investment
     Portfolio - Class A                                    53,670        (65,757)           147          (214)      (12,154)
  1  AllianceBernstein Small Cap Growth Portfolio
     - Class A                                             112,215       (128,039)         1,662          (891)      (15,053)
  1  AllianceBernstein Small/Mid Cap Value
     Portfolio - Class A                                   118,065       (141,193)             -             -       (23,128)
  4  AllianceBernstein Value Portfolio - Class B           168,625       (211,490)             -             -       (42,865)
  1  BlackRock Basic Value V.I. Fund - Class I               3,230         (3,234)             -             -            (4)
  1  BlackRock Equity Dividend V.I. Fund - Class
     I                                                           -         (3,005)             -             -        (3,005)
  1  BlackRock Global Allocation V.I. Fund -
     Class I                                                 4,612         (4,974)             -             -          (362)
  1  BlackRock Global Opportunities V.I. Fund -
     Class I                                                   433           (433)             -             -             -
  1  BlackRock High Income V.I. Fund - Class I               6,641         (3,558)             -             -         3,083
  1  BlackRock Large Cap Core V.I. Fund - Class I              349           (349)             -             -             -
  1  BlackRock Total Return V.I. Fund - Class I              4,337         (4,341)             -             -            (4)
  5  Delaware VIP Cash Reserve Series - Standard
     Class                                                       -         (6,216)             -             -        (6,216)
  5  Delaware VIP High Yield Series - Standard
     Class                                                     839         (1,352)             -             -          (513)
  5  Delaware VIP Limited-Term Diversified
     Income Series - Standard Class                          1,234         (1,235)             -             -            (1)
  5  Delaware VIP Smid Cap Growth Series -
     Standard Class                                          6,629         (7,205)             -             -          (576)
  5  Delaware VIP Value Series - Standard Class             10,664        (14,988)             -             -        (4,324)
  1  Dreyfus Stock Index Fund, Inc. - Initial Shares        27,326        (35,041)            45           (27)       (7,697)
  1  Fidelity VIP Asset Manager Portfolio - Initial
     Class                                                  14,694        (14,997)             -             -          (303)
  1  Fidelity VIP Contrafund Portfolio - Initial
     Class                                                  15,194        (15,479)             -             -          (285)
  1  Fidelity VIP Growth Portfolio - Initial Class          44,970        (49,538)           121          (170)       (4,617)
  1  Fidelity VIP High Income Portfolio - Initial
     Class                                                  12,561        (10,107)             -             -         2,454
  1  Fidelity VIP Investment Grade Bond Portfolio
     - Initial Class                                         3,246         (4,622)             -             -        (1,376)
  1  Fidelity VIP Money Market Portfolio - Initial
     Class                                                  20,549        (20,545)             -             -             4
  5  Fidelity VIP Money Market Portfolio - Initial
     Class                                                  21,483        (10,743)             -             -        10,740
  1  Fidelity VIP Overseas Portfolio - Initial Class         2,091         (2,092)             -             -            (1)
  1  Invesco V.I. Capital Appreciation Fund -
     Series I                                               12,363        (12,711)             -             -          (348)
  1  Invesco V.I. International Growth Fund -
     Series I                                                6,619         (7,778)             -             -        (1,159)
  5  Lincoln VIP Delaware Foundation Moderate
     Allocation Fund - Standard Class                          595           (596)             -             -            (1)
  1  Van Eck VIP Emerging Markets Fund - Initial
     Class                                                     563           (806)             -             -          (243)
  1  Van Eck VIP Global Hard Assets Fund - Initial
     Class                                                   1,516         (1,517)             -             -            (1)
  6  Vanguard Dividend Growth Fund                               -              -              -          (114)         (114)
  6  Vanguard Inflation-Protected Securities Fund                -              -              -          (293)         (293)

                                   VA A - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                         Accumulation  Accumulation    Annuity    Annuity Units  Net Increase
Sub-accounts                                             Units Issued Units Redeemed Units Issued   Redeemed      (Decrease)
------------------------------------------------------------------------------------------------------------------------------
  6  Vanguard LifeStrategy Income Fund                              -              -            -          (275)         (275)
  6  Vanguard VIF Balanced Portfolio                                -              -       10,626        (1,738)        8,888
  6  Vanguard VIF Capital Growth Portfolio                          -              -       57,687       (57,718)          (31)
  6  Vanguard VIF Diversified Value Portfolio                       -              -            -          (463)         (463)
  6  Vanguard VIF Equity Income Portfolio                           -              -          556          (678)         (122)
  6  Vanguard VIF Equity Index Portfolio                            -              -        1,041          (497)          544
  6  Vanguard VIF Growth Portfolio                                  -              -          867          (107)          760
  6  Vanguard VIF High Yield Bond Portfolio                         -              -      218,661        (4,444)      214,217
  6  Vanguard VIF International Portfolio                           -              -       51,310       (51,216)           94
  6  Vanguard VIF Mid-Cap Index Portfolio                           -              -       54,047       (54,444)         (397)
  6  Vanguard VIF Money Market Portfolio                            -              -    1,460,328    (1,460,522)         (194)
  6  Vanguard VIF REIT Index Portfolio                              -              -          133          (319)         (186)
  6  Vanguard VIF Short-Term Investment-Grade Portfolio             -              -            -        (1,310)       (1,310)
  6  Vanguard VIF Small Company Growth Portfolio                    -              -      317,152      (317,359)         (207)
  6  Vanguard VIF Total Bond Market Index Portfolio                 -              -            -        (2,583)       (2,583)
  6  Vanguard VIF Total Stock Market Index Portfolio                -              -          988          (987)            1

                                   VA A - 33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                      Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                          Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
-----------------------------------------------------------------------------------------------------------------------------
  1  AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                         -        (64,148)           771          (406)      (63,783)
  1  AllianceBernstein Balanced Wealth Strategy
     Portfolio - Class A                                         -         (2,646)             -             -        (2,646)
  1  AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                        35        (38,928)             -             -       (38,893)
  1  AllianceBernstein Global Thematic Growth
     Portfolio - Class A                                         -             (2)             -            (9)          (11)
  4  AllianceBernstein Global Thematic Growth
     Portfolio - Class B                                         -        (47,275)             -             -       (47,275)
  1  AllianceBernstein Growth and Income
     Portfolio - Class A                                         -        (37,563)         8,649        (4,324)      (33,238)
  1  AllianceBernstein Growth and Income
     Portfolio - Class A                                         -         (1,635)             -             -        (1,635)
  3  AllianceBernstein Growth and Income
     Portfolio - Class A                                         -             (7)             -             -            (7)
  4  AllianceBernstein Growth and Income
     Portfolio - Class B                                        12        (15,988)           136           (84)      (15,924)
  1  AllianceBernstein Growth Portfolio - Class A               24        (26,161)           961          (273)      (25,449)
  1  AllianceBernstein Growth Portfolio - Class A                -           (161)             -            (8)         (169)
  4  AllianceBernstein Growth Portfolio - Class B               62         (8,499)             -             -        (8,437)
  1  AllianceBernstein Intermediate Bond Portfolio
     - Class A                                               1,194        (84,426)           202          (748)      (83,778)
  1  AllianceBernstein Intermediate Bond Portfolio
     - Class A                                                   -           (582)             -             -          (582)
  3  AllianceBernstein Intermediate Bond Portfolio
     - Class A                                                   -            (10)             -             -           (10)
  4  AllianceBernstein Intermediate Bond Portfolio
     - Class B                                                   -         (2,402)             -             -        (2,402)
  1  AllianceBernstein International Growth
     Portfolio - Class A                                        18        (27,649)         1,244        (3,821)      (30,208)
  1  AllianceBernstein International Value
     Portfolio - Class A                                        49        (13,218)             -             -       (13,169)
  1  AllianceBernstein Large Cap Growth Portfolio
     - Class A                                                   -        (29,996)         2,067        (6,256)      (34,185)
  1  AllianceBernstein Large Cap Growth Portfolio
     - Class A                                                   -            (41)             -             -           (41)
  3  AllianceBernstein Large Cap Growth Portfolio
     - Class A                                                   -             (6)             -             -            (6)
  4  AllianceBernstein Large Cap Growth Portfolio
     - Class B                                               5,423        (24,369)             -             -       (18,946)
  1  AllianceBernstein Money Market Portfolio -
     Class A                                                55,151       (116,831)             -             -       (61,680)
  4  AllianceBernstein Money Market Portfolio -
     Class B                                                 8,792        (27,650)             -             -       (18,858)
  1  AllianceBernstein Real Estate Investment
     Portfolio - Class A                                     3,212        (14,609)             6           (12)      (11,403)
  1  AllianceBernstein Small Cap Growth Portfolio
     - Class A                                               4,773        (28,656)         2,350        (7,324)      (28,857)
  1  AllianceBernstein Small Cap Growth Portfolio
     - Class A                                                   -             (1)             -             -            (1)
  1  AllianceBernstein Small/Mid Cap Value
     Portfolio - Class A                                         -        (19,419)             -             -       (19,419)
  4  AllianceBernstein Value Portfolio - Class B                 -        (27,034)             -             -       (27,034)
  1  BlackRock Basic Value V.I. Fund - Class I                   -           (172)             -             -          (172)
  1  BlackRock Equity Dividend V.I. Fund - Class
     I                                                           -             (3)             -             -            (3)
  1  BlackRock Global Allocation V.I. Fund -
     Class I                                                     -             (5)             -             -            (5)
  1  BlackRock Global Opportunities V.I. Fund -
     Class I                                                     -           (204)             -             -          (204)
  1  BlackRock High Income V.I. Fund - Class I                   -           (213)             -             -          (213)
  1  BlackRock Large Cap Core V.I. Fund - Class I                -           (164)             -             -          (164)
  1  BlackRock Total Return V.I. Fund - Class I                  -             (5)             -             -            (5)
  5  Delaware VIP Cash Reserve Series - Standard
     Class                                                       -           (728)             -             -          (728)
  5  Delaware VIP High Yield Series - Standard
     Class                                                       -              -              -             -             -
  5  Delaware VIP Limited-Term Diversified
     Income Series - Standard Class                            184              -              -             -           184
  5  Delaware VIP Smid Cap Growth Series -
     Standard Class                                              -         (7,227)             -             -        (7,227)
  5  Delaware VIP Value Series - Standard Class                  -         (9,285)             -             -        (9,285)
  1  Dreyfus Stock Index Fund, Inc. - Initial Shares             -         (5,138)             -            (7)       (5,145)
  1  Fidelity VIP Asset Manager Portfolio - Initial
     Class                                                       -         (1,934)             -             -        (1,934)
  1  Fidelity VIP Contrafund Portfolio - Initial
     Class                                                       -         (4,347)             -             -        (4,347)
  1  Fidelity VIP Growth Portfolio - Initial Class               -         (9,192)             -            (8)       (9,200)
  1  Fidelity VIP High Income Portfolio - Initial
     Class                                                     924            (91)             -             -           833
  1  Fidelity VIP Investment Grade Bond Portfolio
     - Initial Class                                             -           (909)             -             -          (909)
  1  Fidelity VIP Money Market Portfolio - Initial
     Class                                                       -         (1,772)             -             -        (1,772)
  1  Fidelity VIP Overseas Portfolio - Initial Class             -            (74)             -             -           (74)
  1  Invesco V.I. Capital Appreciation Fund -
     Series I                                                    -         (2,146)             -             -        (2,146)
  1  Invesco V.I. International Growth Fund -
     Series I                                                    -           (295)             -             -          (295)

                                   VA A - 34

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2010.

                                                          Accumulation  Accumulation   Annuity Units Annuity Units  Net Increase
Sub-accounts                                              Units Issued Units Redeemed     Issued       Redeemed      (Decrease)
---------------------------------------------------------------------------------------------------------------------------------
  5  Lincoln VIP Delaware Foundation Moderate Allocation
     Fund - Standard Class                                         596              -              -             -           596
  1  Van Eck VIP Emerging Markets Fund - Initial Class               -           (159)             -             -          (159)
  1  Van Eck VIP Global Hard Assets Fund - Initial Class             -         (1,515)             -             -        (1,515)
  6  Vanguard Dividend Growth Fund                                   -              -              -          (118)         (118)
  6  Vanguard Inflation-Protected Securities Fund                    -              -              -          (307)         (307)
  6  Vanguard LifeStrategy Income Fund                               -              -              -          (288)         (288)
  6  Vanguard VIF Balanced Portfolio                                 -              -              -        (2,233)       (2,233)
  6  Vanguard VIF Capital Growth Portfolio                           -              -              -          (972)         (972)
  6  Vanguard VIF Diversified Value Portfolio                        -              -              -          (485)         (485)
  6  Vanguard VIF Equity Income Portfolio                            -              -            822          (613)          209
  6  Vanguard VIF Growth Portfolio                                   -              -              -        (2,551)       (2,551)
  6  Vanguard VIF High Yield Bond Portfolio                          -              -              -          (433)         (433)
  6  Vanguard VIF International Portfolio                            -              -              -        (1,263)       (1,263)
  6  Vanguard VIF Mid-Cap Index Portfolio                            -              -              -        (1,072)       (1,072)
  6  Vanguard VIF Money Market Portfolio                             -              -              -          (204)         (204)
  6  Vanguard VIF REIT Index Portfolio                               -              -            987          (105)          882
  6  Vanguard VIF Short-Term Investment-Grade Portfolio              -              -              -        (2,997)       (2,997)
  6  Vanguard VIF Small Company Growth Portfolio                     -              -          1,289          (210)        1,079
  6  Vanguard VIF Total Bond Market Index Portfolio                  -              -          1,454        (1,294)          160
  6  Vanguard VIF Total Stock Market Index Portfolio                 -              -          2,864          (689)        2,175

FOOTNOTES
/1/ Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm, Gallery and Retirement Gold products.
/2/ Ovation, Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that have elected the Accidental Death Benefit option.
/3/  Profile product.
/4/ Ovation Plus, Ovation Advisor, Trilogy, Paradigm and Profile products that are subject to 12B-1 fees.
/5/  Variable Annuity product.
/6/  Vanguard SPIA product.

                                   VA A - 35

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                 For the year ended December 31
      ---------------------------------------- -------------------------------------------------------------------
                                                 Investment Income           Expense
                   Unit Value                          Ratio               Ratio                    Total Return
       Units   Lowest to Highest   Net Assets  Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
---------------------------------------------  -------------------------------------------------------------------
AllianceBernstein Americas Government Income
  Portfolio - Class A/(6)/
-----------------------------------------------
2008        -  $    -              $         -  9.11%                  1.40%                     0.90%
2007  145,146    23.28               3,379,624  5.79%                  1.40%                     6.86%
AllianceBernstein Balanced Shares Portfolio -
  Class A/(7)/
-----------------------------------------------
2008        -  $    -              $         -  8.55%          9.69%   1.25%           1.40%   -16.29%   to   -16.20%
2007  264,141    13.84  to  27.97    7,251,352  2.69%          3.19%   1.25%           1.40%     1.61%   to     1.76%
AllianceBernstein Balanced Wealth Strategy
  Portfolio - Class A/(7)/
-----------------------------------------------
2011  318,826  $ 10.51             $ 3,350,993  2.67%                  1.40%                    -4.16%
2010  376,691    10.97               4,130,934  2.66%   to     3.25%   1.40%                     9.08%
2009  443,120    10.05  to  10.07    4,455,021  1.08%   to     2.28%   1.25%    to     1.40%    23.14%   to    23.33%
2008  477,711     8.16  to   8.17    3,900,195  0.00%                  1.25%    to     1.40%   -17.80%   to   -17.77%
AllianceBernstein Global Bond Portfolio -
  Class A/(6)/
-----------------------------------------------
2008        -  $    -              $         - 21.36%   to    23.34%   1.40%                     4.94%
2007   58,766    14.39  to  18.57    1,088,000  3.10%   to     3.17%   1.40%                     8.81%
AllianceBernstein Global Dollar Government
  Portfolio - Class A/(6)/
-----------------------------------------------
2008        -  $    -              $         - 14.46%                  1.40%                     0.04%
2007   51,610    37.40               1,930,213  5.98%                  1.40%                     3.07%
AllianceBernstein Global Thematic Growth
  Portfolio - Class A
-----------------------------------------------
2011  203,049  $ 12.66  to  14.07  $ 2,849,805  0.60%                  1.40%                   -24.29%
2010  242,484    16.72  to  18.58    4,494,989  1.96%   to     2.06%   1.40%                    17.28%
2009  281,390    14.26  to  15.85    4,449,107  0.00%                  1.40%                    51.35%
2008  301,144     9.42  to  10.47    3,143,778  0.00%                  1.40%                   -48.10%
2007  369,976    18.15  to  20.17    7,436,938  0.00%                  1.40%                    18.52%
AllianceBernstein Global Thematic Growth
  Portfolio - Class B
-----------------------------------------------
2011   74,218  $  5.37             $   398,306  0.36%                  1.40%                   -24.47%
2010  108,402     7.11                 770,268  2.15%                  1.40%                    16.94%
2009  155,677     6.08                 945,987  0.00%                  1.40%                    51.01%
2008  174,829     4.02                 703,499  0.00%                  1.40%                   -48.20%
2007  226,615     7.77               1,760,294  0.00%                  1.40%                    18.22%
AllianceBernstein Growth and Income Portfolio
  - Class A
-----------------------------------------------
2011  201,389  $ 24.76  to  40.14  $ 7,751,453  1.36%                  1.25%    to     1.40%     4.84%   to     5.00%
2010  237,471    23.61  to  38.23    8,731,131  0.00%                  1.25%    to     1.40%    11.52%   to    11.69%
2009  272,351    21.17  to  34.22    8,977,412  3.81%   to     4.39%   1.25%    to     1.40%    19.14%   to    19.32%
2008  303,451    17.77  to  28.68    8,391,955  2.06%   to     2.10%   1.25%    to     1.40%   -41.43%   to   -41.34%
2007  395,186    30.34  to  48.90   18,716,090  1.36%   to     1.57%   1.25%    to     1.40%     3.65%   to     3.81%

                                   VA A - 36

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                       At December 31                                For the year ended December 31
           --------------------------------------- -------------------------------------------------------------------
                                                   Investment Income
                        Unit Value                      Ratio                  Expense Ratio          Total Return
            Units   Lowest to Highest  Net Assets  Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------  -------------------------------------------------------------------

AllianceBernstein Growth and Income Portfolio - Class B
------------------------------------------------------------------
2011       120,283  $ 37.96            $ 4,566,309  1.10%                  1.40%                     4.60%
2010       139,162    36.29              5,050,755  0.00%                  1.40%                    11.23%
2009       155,086    32.63              5,060,367  3.33%                  1.40%                    18.68%
2008       187,706    27.49              5,160,880  1.69%                  1.40%                   -41.52%
2007       216,298    47.02             10,169,341  1.26%                  1.40%                     3.39%

AllianceBernstein Growth Portfolio - Class A
---------------------------------------------------
2011       166,468  $ 16.24 to  25.43  $ 4,166,860  0.00%                  1.40%                    -0.16%
2010       190,247    16.27 to  25.47    4,766,190  0.26%   to     0.27%   1.40%                    13.46%
2009       215,865    14.34 to  22.45    4,774,597  0.00%                  1.40%                    31.38%
2008       249,127    10.91 to  17.09    4,172,728  0.00%                  1.40%                   -43.27%
2007       307,331    19.24 to  30.12    9,039,187  0.00%                  1.40%                    11.44%

AllianceBernstein Growth Portfolio - Class B
---------------------------------------------------
2011        49,454  $ 24.64            $ 1,218,648  0.00%                  1.40%                    -0.43%
2010        59,731    24.75              1,478,293  0.05%                  1.40%                    13.20%
2009        68,168    21.86              1,490,365  0.00%                  1.40%                    31.02%
2008        79,759    16.69              1,330,909  0.00%                  1.40%                   -43.40%
2007        93,997    29.48              2,771,027  0.00%                  1.40%                    11.09%

AllianceBernstein High Yield Portfolio - Class
  A/(6)/
---------------------------------------------------
2008             -  $     -            $         - 17.33%                  1.40%                    -0.94%
2007       194,409    11.79              2,291,614  7.92%                  1.40%                    -0.52%

AllianceBernstein Intermediate Bond Portfolio -
  Class A /(6)/
---------------------------------------------------
2011       448,823  $ 12.27 to  21.92  $ 9,598,036  4.80%                  1.25%    to     1.40%     5.16%   to     5.31%
2010       515,188    11.67 to  20.81   10,476,167  5.45%   to     7.56%   1.25%    to     1.40%     7.68%   to     7.84%
2009       599,558    10.84 to  19.30   11,317,759  3.49%   to     3.65%   1.25%    to     1.40%    16.87%   to    17.04%
2008       697,207     9.27 to  16.49   11,261,486  0.00%   to     5.18%   1.25%    to     1.40%    -7.68%   to    -6.81%
2007       378,812    17.51 to  17.83    6,632,036  1.66%   to     4.61%   1.25%    to     1.40%     3.39%   to     3.54%

AllianceBernstein Intermediate Bond Portfolio -
  Class B
---------------------------------------------------
2011           725  $ 20.72            $    15,019  4.48%                  1.40%                     4.91%
2010           725    19.75                 14,330  8.55%                  1.40%                     7.41%
2009         3,127    18.39                 57,515  3.92%                  1.40%                    16.56%
2008         4,152    15.78                 65,517  5.73%                  1.40%                    -7.89%
2007         6,744    17.13                115,528  4.69%                  1.40%                     3.13%

AllianceBernstein International Growth Portfolio
  - Class A/(5)/
---------------------------------------------------
2011       124,078  $ 27.19            $ 3,374,046  3.07%                  1.40%                   -17.02%
2010       148,544    32.77              4,868,032  2.02%                  1.40%                    11.33%
2009       178,752    24.75 to  29.44    5,261,937  4.56%   to    10.60%   1.25%    to     1.40%    37.64%   to    37.85%
2008       196,971    17.95 to  21.39    4,207,079  0.00%                  1.25%    to     1.40%   -49.56%   to   -49.49%
2007       267,107    35.54 to  42.40   11,314,907  0.00%   to     1.16%   1.25%    to     1.40%    -3.12%   to    16.48%

AllianceBernstein International Research Growth
  Portfolio - Class A /(5)/
---------------------------------------------------
2007             -  $     -            $         -  2.68%   to     3.17%   1.25%    to     1.40%    24.41%   to    24.58%

                                   VA A - 37

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                 At December 31                                For the year ended December 31
      -------------------------------------- -------------------------------------------------------------------
                                             Investment Income
                  Unit Value                      Ratio                    Expense Ratio        Total Return
       Units   Lowest to Highest Net Assets  Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------  -------------------------------------------------------------------

AllianceBernstein International Value
  Portfolio - Class A
---------------------------------------------
2011   47,911  $12.99              $622,394  3.83%                   1.40%                   -20.37%
2010   63,200   16.31             1,031,075  2.80%                   1.40%                     3.14%
2009   76,369   15.82             1,208,008  1.29%                   1.40%                    32.81%
2008   86,675   11.91             1,032,336  1.16%                   1.40%                   -53.84%
2007  114,175   25.80             2,945,809  1.26%                   1.40%                     4.36%

AllianceBernstein Large Cap Growth
  Portfolio - Class A
---------------------------------------------
2011  174,263  $12.55 to  29.90  $5,044,838  0.33%                   1.25%    to     1.40%    -4.39%   to    -4.24%
2010  199,732   13.12 to  31.22   6,052,913  0.46%    to     0.48%   1.25%    to     1.40%     8.57%   to     8.73%
2009  233,964   12.09 to  28.71   6,536,659  0.10%    to     0.33%   1.25%    to     1.40%    35.61%   to    35.81%
2008  269,392    8.91 to  21.14   5,521,978  0.00%                   1.25%    to     1.40%   -40.50%   to   -40.41%
2007  329,944   14.98 to  35.48  11,352,085  0.00%                   1.25%    to     1.40%    12.33%   to    12.50%

AllianceBernstein Large Cap Growth
  Portfolio - Class B
---------------------------------------------
2011  155,207  $ 7.04            $1,093,020  0.09%                   1.40%                    -4.61%
2010  240,129    7.38             1,772,879  0.25%                   1.40%                     8.31%
2009  259,075    6.82             1,766,079  0.00%                   1.40%                    35.20%
2008  326,775    5.04             1,647,620  0.00%                   1.40%                   -40.66%
2007  377,389    8.50             3,206,585  0.00%                   1.40%                    12.03%

AllianceBernstein Money Market Portfolio -
  Class A
---------------------------------------------
2011  100,690  $13.13            $1,321,716  0.01%                   1.40%                    -1.38%
2010  110,249   13.31             1,467,392  0.01%                   1.40%                    -1.38%
2009  171,929   13.50             2,320,378  0.18%                   1.40%                    -1.22%
2008  245,249   13.66             3,350,898  1.80%                   1.40%                     0.48%
2007  221,029   13.60 to  13.85   3,005,539  2.41%    to     4.11%   1.25%    to     1.40%     2.89%   to     3.04%

AllianceBernstein Money Market Portfolio -
  Class B
---------------------------------------------
2011  116,205  $12.81            $1,488,459  0.01%                   1.40%                    -1.38%
2010   80,848   12.99             1,050,035  0.01%                   1.40%                    -1.38%
2009   99,706   13.17             1,313,089  0.08%                   1.40%                    -1.30%
2008  100,623   13.34             1,342,640  1.42%                   1.40%                     0.23%
2007   93,515   13.31             1,244,924  3.83%                   1.40%                     2.63%

AllianceBernstein Real Estate Investment
  Portfolio - Class A
---------------------------------------------
2011   47,208  $30.94            $1,460,653  1.40%                   1.40%                     7.52%
2010   59,362   28.78             1,708,226  1.49%                   1.40%                    24.59%
2009   70,765   23.10             1,634,463  2.74%                   1.40%                    27.66%
2008   85,343   18.09 to  18.42   1,544,098  0.00%    to     1.86%   1.25%    to     1.40%   -36.58%   to   -36.49%
2007  117,181   28.53 to  29.00   3,343,113  1.44%    to     1.52%   1.25%    to     1.40%   -15.72%   to   -15.60%

AllianceBernstein Small Cap Growth
  Portfolio - Class A
---------------------------------------------
2011  103,116  $15.50 to  15.91  $1,640,295  0.00%                   1.40%                     3.01%
2010  118,169   15.05 to  15.45   1,824,891  0.00%                   1.40%                    35.00%
2009  147,027   11.15 to  11.44   1,681,979  0.00%                   1.40%                    39.78%
2008  157,066    7.97 to   8.19   1,285,446  0.00%                   1.40%                   -46.30%
2007  200,998   14.85 to  15.25   3,063,634  0.00%                   1.40%                    12.48%

                                   VA A - 38

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                          At December 31                               For the year ended December 31
                ----------------------------------   -------------------------------------------------------------------
                                                       Investment Income
                            Unit Value                       Ratio               Expense Ratio          Total Return
                 Units  Lowest to Highest Net Assets Lowest to Highest/(1)/  Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------    -------------------------------------------------------------------

AllianceBernstein Small/Mid Cap Value Portfolio -
  Class A
-----------------------------------------------------
2011            107,482 $20.26            $2,178,036  0.50%                  1.40%                    -9.66%
2010            130,610  22.43             2,929,787  0.42%                  1.40%                    25.15%
2009            150,029  17.92             2,689,167  1.12%                  1.40%                    40.87%
2008            153,416  12.72             1,952,070  0.82%                  1.40%                   -36.47%
2007            237,055  20.03             4,748,094  0.97%                  1.40%                     0.28%

AllianceBernstein Utility Income Portfolio - Class
  A/(10)/
-----------------------------------------------------
2009                  - $    -            $        -  8.66%                  1.40%                     8.39%
2008             94,700  21.28  to  21.75  2,059,826  0.00%    to    2.81%   1.25%    to     1.40%   -37.47%   to   -37.38%
2007            130,819  33.98  to  34.79  4,550,446  2.16%    to    2.25%   1.25%    to     1.40%    20.64%   to    20.83%

AllianceBernstein Value Portfolio - Class B
-----------------------------------------------------
2011            149,817 $10.30            $1,542,692  1.23%                  1.40%                    -5.11%
2010            192,682  10.85             2,090,966  1.70%                  1.40%                     9.87%
2009            219,716   9.88             2,170,112  2.84%                  1.40%                    19.35%
2008            249,681   8.28             2,066,181  2.13%                  1.40%                   -41.84%
2007            323,400  14.23             4,601,179  1.27%                  1.40%                    -5.50%

BlackRock Basic Value V.I. Fund - Class I
-----------------------------------------------------
2011              3,229 $17.91            $   57,831  1.85%                  1.40%                    -3.80%
2010              3,233  18.62                60,178  1.57%                  1.40%                    11.24%
2009              3,405  16.74                56,993  1.87%                  1.40%                    29.31%
2008              4,232  12.94                54,774  2.44%                  1.40%                   -37.65%
2007              4,236  20.76                87,936  1.33%                  1.40%                     0.40%

BlackRock Global Allocation V.I. Fund - Class I
-----------------------------------------------------
2011              4,611 $19.77            $   91,169  2.20%                  1.40%                    -4.83%
2010              4,973  20.78               103,331  1.17%                  1.40%                     8.52%
2009              4,978  19.15                95,309  2.05%                  1.40%                    19.52%
2008              2,123  16.02                34,010  2.24%                  1.40%                   -20.54%
2007              2,125  20.16                42,845  1.95%                  1.40%                    15.37%

BlackRock Global Opportunities V.I. Fund - Class I
-----------------------------------------------------
2011                433 $10.97            $    4,748  1.17%                  1.40%                   -13.61%
2010                433  12.70                 5,502  0.67%                  1.40%                     9.68%
2009                637  11.58                 7,375  1.63%                  1.40%                    33.76%
2008              1,624   8.66                14,059  0.38%                  1.40%                   -46.68%
2007              1,626  16.23                26,393  1.09%                  1.40%                    34.97%

BlackRock High Income V.I. Fund - Class I
-----------------------------------------------------
2011              3,537 $17.12            $   60,548  9.81%                  1.40%                     1.88%
2010                454  16.80                 7,621  9.00%                  1.40%                    13.71%
2009                667  14.78                 9,854 10.15%                  1.40%                    54.21%
2008              1,700   9.58                16,294 10.26%                  1.40%                   -30.11%
2007              1,702  13.71                23,339  7.95%                  1.40%                     0.96%

                                   VA A - 39

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                      At December 31                                   For the year ended December 31
                ---------------------------------------  ----------------------------------------------------------------------
                                                           Investment Income
                          Unit Value                             Ratio              Expense Ratio           Total Return
                Units Lowest to Highest     Net Assets   Lowest to Highest/(1)/ Lowest to Highest/(2)/  Lowest to Highest/(3)/
-------------------------------------------------------  ----------------------------------------------------------------------

BlackRock Large Cap Core V.I. Fund - Class I
-------------------------------------------------------
2011              349 $15.90                 $  5,541     1.20%                 1.40%                     0.97%
2010              349  15.74                    5,493     0.87%                 1.40%                     7.61%
2009              513  14.63                    7,505     0.79%                 1.40%                    20.83%
2008            1,308  12.11                   15,839     1.26%                 1.40%                   -39.61%
2007            1,309  20.05                   26,252     1.01%                 1.40%                     6.83%

BlackRock Total Return V.I. Fund - Class I
-------------------------------------------------------
2011            4,324 $16.26                 $ 70,304     4.46%                 1.40%                     4.69%
2010            4,328  15.53                   67,220     5.05%                 1.40%                     8.04%
2009            4,333  14.38                   62,281     5.95%                 1.40%                    16.20%
2008            4,337  12.37                   53,654     5.34%                 1.40%                   -13.36%
2007            4,958  14.28                   70,793     4.74%                 1.40%                     2.19%

BlackRock Equity Dividend V.I. Fund - Class I
-------------------------------------------------------
2011                - $21.35                 $      -     0.00%                 1.40%                     4.49%
2010            3,005  20.43                   61,403     2.66%                 1.40%                     8.80%
2009            3,008  18.78                   56,492     2.67%                 1.40%                     7.87%

Delaware VIP Balanced Series - Standard
 Class/(9)/
-------------------------------------------------------
2008                - $25.59                 $      -     7.26%                 1.25%                   -23.45%
2007              401  33.43                   13,420     5.67%                 1.25%                    -0.92%

Delaware VIP Cash Reserve Series - Standard
 Class/(11)/
-------------------------------------------------------
2011                - $    -                 $      -     0.07%                 1.25%                    -0.57%
2010            6,216  17.38                  108,030     0.10%                 1.25%                    -1.15%
2009            6,944  17.58                  122,065     0.26%                 1.25%                    -0.98%
2008            6,946  17.75                  123,314     2.08%                 1.25%                     0.83%
2007            6,947  17.61                  122,328     4.66%                 1.25%                     3.46%

Delaware VIP High Yield Series - Standard Class
-------------------------------------------------------
2011              327 $35.51                 $ 11,617    12.29%                 1.25%                     1.11%
2010              840  35.12                   29,485     7.62%                 1.25%                    13.89%
2009              840  30.84                   25,910     5.60%                 1.25%                    47.12%
2008            1,451  20.96                   30,412     9.16%                 1.25%                   -25.12%
2007            1,478  27.99                   41,365     6.74%                 1.25%                     1.51%

Delaware VIP Limited-Term Diversified Income
 Series - Standard Class
-------------------------------------------------------
2011            1,234 $27.55                 $ 34,006     1.97%                 1.25%                     1.64%
2010            1,235  27.11                   33,471     2.22%                 1.25%                     3.14%
2009            1,051  26.28                   27,610     3.29%                 1.25%                    11.39%
2008            1,663  23.59                   39,239     4.96%                 1.25%                    -1.53%
2007            1,915  23.96                   45,876     5.37%                 1.25%                     3.16%

                                   VA A - 40

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                   For the year ended December 31
           ----------------------------------------  ---------------------------------------------------------------------
                                                       Investment Income
                      Unit Value                             Ratio              Expense Ratio           Total Return
           Units  Lowest to Highest     Net Assets   Lowest to Highest/(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
---------------------------------------------------  ---------------------------------------------------------------------

Delaware VIP Smid Cap Growth Series -
 Standard Class
---------------------------------------------------
2011        6,452 $48.38                $  312,115   1.04%                  1.25%                    6.79%
2010        7,028  45.30                   318,376   0.00%                  1.25%                   34.63%
2009       14,255  33.65                   479,650   0.00%                  1.25%                   43.60%
2008       12,263  23.43                   287,347   0.00%                  1.25%                  -41.29%
2007       14,328  39.91                   571,817   0.00%                  1.25%                   11.55%

Delaware VIP Value Series - Standard Class
---------------------------------------------------
2011        8,855 $42.94                $  380,210   2.32%                  1.25%                    8.18%
2010       13,179  39.69                   523,069   2.19%                  1.25%                   14.19%
2009       22,464  34.76                   780,776   3.21%                  1.25%                   16.50%
2008       29,263  29.84                   873,061   2.86%                  1.25%                  -34.25%
2007       30,446  45.38                 1,381,592   1.69%                  1.25%                   -3.94%

Dreyfus Stock Index Fund, Inc. - Initial
 Shares
---------------------------------------------------
2011       25,984 $19.40                $  504,196   1.83%                  1.40%                    0.46%
2010       33,681  19.31                   650,532   1.73%                  1.40%                   13.24%
2009       38,826  17.06                   662,200   1.97%                  1.40%                   24.58%
2008       44,458  13.69                   608,660   2.10%                  1.40%                  -38.02%
2007       49,483  22.09                 1,092,979   1.70%                  1.40%                    3.78%

Dreyfus VIF Small Company Stock Portfolio
 - Initial Shares/(4)/
---------------------------------------------------
2007            - $    -                $        -   0.00%                  1.40%                    8.44%

Fidelity VIP Asset Manager Portfolio -
 Initial Class
---------------------------------------------------
2011       14,578 $18.79                $  273,968   2.01%                  1.40%                   -3.91%
2010       14,881  19.56                   291,043   1.61%                  1.40%                   12.68%
2009       16,815  17.36                   291,871   2.33%                  1.40%                   27.32%
2008       18,035  13.63                   245,876   2.58%                  1.40%                  -29.71%
2007       21,393  19.40                   414,941   6.10%                  1.40%                   13.89%

Fidelity VIP Contrafund Portfolio -
 Initial Class
---------------------------------------------------
2011       15,111 $20.34                $  307,406   1.04%                  1.40%                   -3.88%
2010       15,396  21.16                   325,837   1.19%                  1.40%                   15.59%
2009       19,743  18.31                   361,479   1.24%                  1.40%                   33.82%
2008       25,856  13.68                   353,763   1.01%                  1.40%                  -43.31%
2007       27,499  24.14                   663,729   0.93%                  1.40%                   15.95%

Fidelity VIP Growth Portfolio - Initial
 Class
---------------------------------------------------
2011       41,757 $16.45                $  687,059   0.37%                  1.40%                   -1.19%
2010       46,374  16.65                   772,198   0.25%                  1.40%                   22.45%
2009       55,574  13.60                   755,746   0.41%                  1.40%                   26.50%
2008       65,669  10.75                   705,925   0.83%                  1.40%                  -47.90%
2007       71,218  20.63                 1,469,542   0.83%                  1.40%                   25.19%

                                   VA A - 41

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                            At December 31                                 For the year ended December 31
                   ---------------------------------   -------------------------------------------------------------------
                                                         Investment Income
                              Unit Value                       Ratio                  Expense Ratio         Total Return
                   Units  Lowest to Highest Net Assets Lowest to Highest/(1)/     Lowest to Highest/(2)/  Lowest to Highest/(3)/
---------------------------------------------------    -------------------------------------------------------------------

Fidelity VIP High Income Portfolio - Initial Class
-------------------------------------------------------
2011               10,466 $15.61             $163,419  7.90%                      1.40%                     2.59%
2010                8,012  15.22              121,945  8.28%                      1.40%                    12.24%
2009                7,179  13.56               97,349  7.80%                      1.40%                    41.96%
2008                8,494   9.55               81,131  9.43%                      1.40%                   -26.03%
2007                8,740  12.91              112,861  8.01%                      1.40%                     1.35%

Fidelity VIP Investment Grade Bond Portfolio -
  Initial Class
-------------------------------------------------------
2011                1,536 $21.04             $ 32,320  2.34%                      1.40%                     5.85%
2010                2,912  19.88               57,888  3.20%                      1.40%                     6.31%
2009                3,821  18.70               71,435  8.57%                      1.40%                    14.11%
2008                4,676  16.38               76,620  4.05%                      1.40%                    -4.59%
2007                7,816  17.17              134,233  4.53%                      1.40%                     2.89%

Fidelity VIP Money Market Portfolio - Initial Class
-------------------------------------------------------
2011               30,823 $ 9.94  to  13.24  $372,691  0.11%                      1.25%    to     1.40%    -1.28%   to    -0.60%
2010               20,079  13.41              269,352  0.18%                      1.40%                    -1.15%
2009               21,851  13.57              296,538  0.73%                      1.40%                    -0.68%
2008               26,900  13.66              367,558  3.47%                      1.40%                     1.59%
2007               17,948  13.45              241,395  5.82%                      1.40%                     3.74%

Fidelity VIP Overseas Portfolio - Initial Class
-------------------------------------------------------
2011                2,090 $14.18             $ 29,627  1.49%                      1.40%                   -18.31%
2010                2,091  17.36               36,296  1.34%                      1.40%                    11.54%
2009                2,165  15.56               33,684  2.01%                      1.40%                    24.77%
2008                2,404  12.47               29,984  2.40%                      1.40%                   -44.59%
2007                3,004  22.51               67,608  3.36%                      1.40%                    15.67%

Invesco V.I. Capital Appreciation Fund - Series I
-------------------------------------------------------
2011               12,252 $ 9.34             $114,472  0.16%                      1.40%                    -9.19%
2010               12,600  10.29              129,639  0.76%                      1.40%                    13.88%
2009               14,746   9.03              133,225  0.53%                      1.40%                    19.40%
2008               20,799   7.57              157,379  0.00%                      1.40%                   -43.29%
2007               22,310  13.34              297,697  0.00%                      1.40%                    10.45%

Invesco V.I. International Growth Fund - Series I
-------------------------------------------------------
2011                6,619 $16.63             $110,068  1.45%                      1.40%                    -8.04%
2010                7,778  18.08              140,640  2.20%                      1.40%                    11.30%
2009                8,073  16.25              131,166  1.44%                      1.40%                    33.36%
2008                8,920  12.18              108,674  0.55%                      1.40%                   -41.21%
2007                9,547  20.72              197,849  0.43%                      1.40%                    13.12%

Lincoln VIP Delaware Foundation Moderate Allocation
  Fund - Standard Class/(9)/
-------------------------------------------------------
2011                  595 $12.67             $  7,544  2.56%                      1.25%                    -0.97%
2010                  596  12.79                7,621  3.66%                      1.25%                     1.60%

                                   VA A - 42

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                 For the year ended December 31
           ----------------------------------------  ----------------------------------------------------------------------
                                                       Investment Income
                      Unit Value                             Ratio              Expense Ratio           Total Return
           Units  Lowest to Highest     Net Assets   Lowest to Highest/(1)/ Lowest to Highest/(2)/  Lowest to Highest/(3)/
---------------------------------------------------  ----------------------------------------------------------------------
UBS U.S. Allocation Portfolio /(8)/
---------------------------------------------------
2009            - $    -                 $      -    9.26%                  1.40%                    -2.37%
2008        2,854  11.37                   32,461    3.46%                  1.40%                   -36.04%
2007        3,528  17.78                   62,730    2.69%                  1.40%                     0.76%
Van Eck VIP Emerging Markets Fund -
  Initial Class
---------------------------------------------------
2011          563 $19.39                 $ 10,918    1.23%                  1.40%                   -26.77%
2010          806  26.48                   21,343    0.59%                  1.40%                    25.08%
2009          965  21.17                   20,437    0.15%                  1.40%                   110.22%
2008          967  10.07                    9,738    0.00%                  1.40%                   -65.27%
2007          968  29.00                   28,070    0.32%                  1.40%                    35.69%
Van Eck VIP Global Hard Assets Fund -
  Initial Class
---------------------------------------------------
2011        1,515 $31.48                 $ 47,700    1.23%                  1.40%                   -17.61%
2010        1,516  38.21                   57,922    0.44%                  1.40%                    27.44%
2009        3,031  29.98                   90,874    0.25%                  1.40%                    55.34%
2008        3,033  19.30                   58,527    0.34%                  1.40%                   -46.88%
2007        3,055  36.33                  110,980    0.11%                  1.40%                    43.33%
Vanguard Dividend Growth Fund
---------------------------------------------------
2011        1,620 $17.37                 $ 28,136    2.06%                  0.52%                     8.86%
2010        1,734  15.96                   27,666    1.95%                  0.52%                    10.84%
2009        1,852  14.40                   26,659    2.58%                  0.52%                    21.11%
2008        1,622  11.89                   19,282    1.97%                  0.52%                   -25.96%
2007        1,724  16.06                   27,673    1.84%                  0.52%                     6.44%
Vanguard Inflation-Protected Securities
  Fund
---------------------------------------------------
2011        2,598 $16.01                 $ 41,600    4.08%                  0.52%                    12.65%
2010        2,891  14.21                   41,083    2.41%                  0.52%                     5.62%
2009        3,198  13.46                   43,029    1.68%                  0.52%                    10.23%
2008        3,520  12.21                   42,970    4.65%                  0.52%                    -3.35%
2007        5,248  12.63                   66,282    7.42%                  0.52%                    11.01%
Vanguard LifeStrategy Income Fund
---------------------------------------------------
2011        2,400 $14.19                 $ 34,064    2.44%                  0.52%                     3.24%
2010        2,675  13.75                   36,768    2.78%                  0.52%                     8.66%
2009        2,963  12.65                   37,487    3.21%                  0.52%                    11.50%
2008        3,266  11.35                   37,056    4.00%                  0.52%                   -10.99%
2007        3,584  12.75                   45,683    4.05%                  0.52%                     6.15%
Vanguard VIF Balanced Portfolio
---------------------------------------------------
2011       22,759 $16.85                 $383,421    1.91%                  0.52%                     3.16%
2010       13,871  16.33                  226,530    3.03%                  0.52%                    10.44%
2009       16,104  14.79                  238,126    4.35%                  0.52%                    22.26%
2008       17,468  12.09                  211,262    3.63%                  0.52%                   -22.97%
2007       19,875  15.70                  312,065    2.83%                  0.52%                     7.79%

                                   VA A - 43

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

              At December 31                                 For the year ended December 31
      ---------------------------------------  ----------------------------------------------------------------------
                                                 Investment Income
                   Unit Value                          Ratio              Expense Ratio            Total Return
       Units   Lowest to Highest  Net Assets   Lowest to Highest/(1)/ Lowest to Highest/(2)/  Lowest to Highest/(3)/
---------------------------------------------  ----------------------------------------------------------------------
Vanguard VIF Capital Growth Portfolio
---------------------------------------------
2011      190  $17.26             $    3,287    0.92%                 0.52%                    -1.44%
2010      221   17.51                  3,867    2.01%                 0.52%                    12.49%
2009    1,193   15.57                 18,579    0.35%                 0.52%                    33.60%
2008      285   11.65                  3,319    1.65%                 0.52%                   -30.73%
2007    4,630   16.82                 77,887    0.45%                 0.52%                    11.89%
Vanguard VIF Diversified Value
 Portfolio
---------------------------------------------
2011    1,349  $15.94             $   21,503    2.14%                 0.52%                     3.38%
2010    1,812   15.42                 27,927    2.55%                 0.52%                     8.77%
2009    2,297   14.17                 32,557    4.12%                 0.52%                    26.27%
2008    2,807   11.22                 31,506    1.74%                 0.52%                   -36.48%
2007    4,106   17.67                 72,548    1.68%                 0.52%                     3.39%
Vanguard VIF Equity Income Portfolio
---------------------------------------------
2011    3,635  $16.32             $   59,335    2.33%                 0.52%                     9.69%
2010    3,757   14.88                 55,905    2.58%                 0.52%                    14.12%
2009    3,548   13.04                 46,264    4.81%                 0.52%                    16.17%
2008    4,159   11.23                 46,687    2.72%                 0.52%                   -31.27%
2007    5,314   16.33                 86,802    2.69%                 0.52%                     3.99%
Vanguard VIF Equity Index Portfolio
---------------------------------------------
2011      544  $13.83             $    7,519    6.14%                 0.52%                     1.41%
2010        -   13.64                      -    0.00%                 0.52%                    14.32%
2009        -   11.93                      -    0.00%                 0.52%                    25.79%
2008        -    9.49                      -    3.59%                 0.52%                   -37.26%
2007    2,296   15.12                 34,723    1.59%                 0.52%                     4.83%
Vanguard VIF Growth Portfolio
---------------------------------------------
2011    1,347  $12.85             $   17,309    0.38%                 0.52%                    -1.35%
2010      587   13.02                  7,649    0.71%                 0.52%                    11.23%
2009    3,138   11.71                 36,730    0.33%                 0.52%                    34.35%
2008      727    8.71                  6,336    1.43%                 0.52%                   -38.04%
2007    4,627   14.06                 65,073    0.52%                 0.52%                     9.64%
Vanguard VIF High Yield Bond
 Portfolio
---------------------------------------------
2011  216,169  $16.07             $3,474,321    0.04%                 0.52%                     6.38%
2010    1,952   15.11                 29,494    5.58%                 0.52%                    11.52%
2009    2,385   13.55                 32,312    4.21%                 0.52%                    38.13%
2008    1,011    9.81                  9,913   10.60%                 0.52%                   -22.36%
2007    1,977   12.63                 24,967    6.97%                 0.52%                     1.42%
Vanguard VIF International Portfolio
---------------------------------------------
2011    2,466  $17.52             $   43,195    2.35%                 0.52%                   -13.98%
2010    2,372   20.37                 48,320    2.03%                 0.52%                    15.12%
2009    3,635   17.69                 64,315    2.62%                 0.52%                    42.04%
2008    2,262   12.46                 28,175    4.47%                 0.52%                   -45.20%
2007    6,306   22.73                143,334    1.96%                 0.52%                    16.80%

                                   VA A - 44

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2011 are as follows:

                  At December 31                                 For the year ended December 31
           --------------------------------------  ---------------------------------------------------------------------
                                                     Investment Income
                       Unit Value                          Ratio              Expense Ratio           Total Return
           Units   Lowest to Highest  Net Assets   Lowest to Highest/(1)/ Lowest to Highest/(2)/ Lowest to Highest/(3)/
-------------------------------------------------  ---------------------------------------------------------------------
Vanguard VIF Mid-Cap Index Portfolio
-------------------------------------------------
2011        1,988  $17.61               $ 35,024   1.00%                  0.52%                   -2.54%
2010        2,385   18.07                 43,108   0.87%                  0.52%                   24.72%
2009        3,457   14.49                 50,099   0.98%                  0.52%                   39.64%
2008        1,742   10.38                 18,075   2.00%                  0.52%                  -42.12%
2007        3,189   17.93                 57,173   1.20%                  0.52%                    5.59%
Vanguard VIF Money Market Portfolio
-------------------------------------------------
2011          833  $11.53               $  9,598   9.70%                  0.52%                   -0.35%
2010        1,027   11.57                 11,881   0.23%                  0.52%                   -0.29%
2009        1,231   11.60                 14,283   0.47%                  0.52%                    0.10%
2008        3,475   11.59                 40,273   2.24%                  0.52%                    2.28%
2007        2,349   11.33                 26,618   5.49%                  0.52%                    4.71%
Vanguard VIF REIT Index Portfolio
-------------------------------------------------
2011        1,460  $19.58               $ 28,581   1.61%                  0.52%                    7.88%
2010        1,646   18.15                 29,878   1.63%                  0.52%                   27.59%
2009          764   14.23                 10,867   5.41%                  0.52%                   28.47%
2008        1,270   11.07                 14,069   5.06%                  0.52%                  -37.57%
2007        3,718   17.74                 65,953   2.60%                  0.52%                  -17.04%
Vanguard VIF Short-Term Investment-Grade
 Portfolio
-------------------------------------------------
2011          769  $13.23               $ 10,171   2.35%                  0.52%                    1.49%
2010        2,079   13.04                 27,102   3.99%                  0.52%                    4.67%
2009        5,076   12.46                 63,231   7.23%                  0.52%                   13.27%
2008        1,734   11.00                 19,068   1.59%                  0.52%                   -3.96%
2007          382   11.45                  4,374   4.49%                  0.52%                    5.47%
Vanguard VIF Small Company Growth
 Portfolio
-------------------------------------------------
2011        2,119  $16.12               $ 34,146   0.20%                  0.52%                    0.84%
2010        2,326   15.98                 37,177   0.30%                  0.52%                   31.10%
2009        1,247   12.19                 15,201   0.71%                  0.52%                   38.65%
2008          726    8.79                  6,386   0.98%                  0.52%                  -39.79%
2007        4,302   14.60                 62,808   0.53%                  0.52%                    3.22%
Vanguard VIF Total Bond Market Index
 Portfolio
-------------------------------------------------
2011        8,025  $14.81               $118,827   3.16%                  0.52%                    7.10%
2010       10,608   13.83                146,676   3.47%                  0.52%                    5.95%
2009       10,448   13.05                136,351   6.02%                  0.52%                    5.39%
2008       19,364   12.38                239,783   3.40%                  0.52%                    4.68%
2007       13,232   11.83                156,523   3.92%                  0.52%                    6.43%
Vanguard VIF Total Stock Market Index
 Portfolio
-------------------------------------------------
2011        5,652  $14.43               $ 81,573   1.59%                  0.52%                    0.31%
2010        5,651   14.39                 81,300   1.53%                  0.52%                   16.50%
2009        3,476   12.35                 42,921   0.98%                  0.52%                   27.59%
2008        8,861    9.68                 85,762   1.78%                  0.52%                  -37.61%
2007       13,221   15.51                205,095   1.09%                  0.52%                    4.62%

                                   VA A - 45

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(1)/ These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests. In 2011 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/ These amounts represent the annualized contract expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/ These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values. For the years ended December 31, 2011, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/ Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio -
      Initial Shares was closed and liquidated.

/(5)/ Effective December 7, 2007, AllianceBernstein International Research
      Growth Portfolio - Class A was acquired by AllianceBernstein International Growth Portfolio - Class A.

/(6)/ Effective April 25, 2008, AllianceBernstein Americas Government Income
      Portfolio - Class A, AllianceBernstein Global Bond Portfolio - Class A, AllianceBernstein Global Dollar Government Portfolio - Class A, and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A, which subsequently changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.

/(7)/ Effective September 26, 2008, AllianceBernstein Balanced Shares Portfolio
      - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.

/(8)/ Effective April 24, 2009, UBS U.S. Allocation Portfolio was closed and liquidated.

/(9)/ Effective June 12, 2009, Delaware VIP Balanced Series - Standard Class was acquired by Lincoln VIP Delaware Foundation Moderate Allocation Fund
      - Standard Class.

/(10)/Effective September 25, 2009, AllianceBernstein Utility Income Portfolio
      - Class A was closed and liquidated.

/(11)/Effective June 24, 2011, Delaware VIP Cash Reserve Series - Standard
      Class was closed and liquidated.

                                   VA A - 46

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS

The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                   VA A - 47

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK


                          INDEX TO FINANCIAL STATEMENTS


                                                                                      Page
                                                                                    Numbers
                                                                                    -------

Report of Independent Registered Public Accounting Firm                                1

Balance Sheets - December 31, 2011 and 2010                                          2 to 3

Statements of Income - Years Ended December 31, 2011, 2010 and 2009                    4

Statements of Comprehensive Income - Years Ended December 31, 2011, 2010 and 2009      5

Statements of Shareholder's Equity - Years Ended December 31, 2011, 2010 and 2009      6

Statements of Cash Flows  - Years Ended December 31, 2011, 2010 and 2009             7 to 8

Notes to Financial Statements                                                       9 to 66

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of the United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, effective December 31, 2011, the Company merged with First SunAmerica Life Insurance Company, an affiliate, with the Company being the surviving legal entity.

As discussed in Note 2 to the financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.



/s/ PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 25, 2012

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                                 BALANCE SHEETS

                                                                                 December 31,
                                                                    -------------------------------------
                                                                           2011                2010
                                                                    -----------------   -----------------
                                                                                        (as adjusted, see
                                                                                             Note 1)
                                                                                (In Millions)
ASSETS
Investments:
 Fixed maturity securities, available for sale, at fair value
  (amortized cost: 2011 - $19,435; 2010 - $15,757)                   $        20,651     $        16,536
 Fixed maturity securities, trading, at fair value                               111                 107
 Hybrid securities, at fair value
  (cost: 2011 - $32; 2010 - $0)                                                   31                   -
 Equity securities, available for sale, at fair value
  (cost: 2011 - $5; 2010 - $5)                                                     6                   7
 Mortgage and other loans receivable
  (net of allowance: 2011 - $26; 2010 - $44)                                   1,379               1,193
 Policy loans                                                                    229                 232
 Investment real estate
  (net of accumulated depreciation of: 2011 - $9; 2010 - $6)                      26                  25
 Partnerships and other invested assets                                          335                 136
 Short-term investments
  (portion measured at fair value: 2011 - $58; 2010 - $2,143)                    105               2,671
 Derivative assets, at fair value                                                  9                   3
                                                                    -----------------    ----------------
Total investments                                                             22,882              20,910

Cash                                                                              31                  22
Accrued investment income                                                        217                 191
Reinsurance receivables                                                          293                 317
Deferred policy acquisition costs                                                558                 582
Deferred sales inducements                                                        95                  94
Income taxes receivable                                                            -                  38
Other assets                                                                     119                 106
Separate account assets, at fair value                                           751                 763
                                                                    -----------------   -----------------
TOTAL ASSETS                                                         $        24,946     $        23,023
                                                                    =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           BALANCE SHEETS (Continued)

                                                                                 December 31,
                                                                    -------------------------------------
                                                                           2011                2010
                                                                    -----------------   -----------------
                                                                                        (as adjusted, see
                                                                                             Note 1)
                                                                       (In Millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
 Future policy benefits                                              $         5,470     $         5,200
 Policyholder contract deposits                                               14,044              12,708
 Policy claims and benefits payable                                              256                 273
 Other policyholders' funds                                                      405                 409
 Reserve for unearned premiums                                                   100                 106
 Income taxes payable to parent                                                   56                   -
 Derivative liabilities, at fair value                                             9                  16
 Other liabilities                                                               281                 231
 Separate account liabilities                                                    751                 763
                                                                    -----------------   -----------------
TOTAL LIABILITIES                                                             21,372              19,706
                                                                    -----------------   -----------------

COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 12)

SHAREHOLDER'S EQUITY:
 Common stock, $2 par value, 1,980,658 shares authorized,
  issued and outstanding                                                           4                   4
 Additional paid-in capital                                                    3,961               4,076
 Accumulated deficit                                                            (803)             (1,055)
 Accumulated other comprehensive income                                          412                 292
                                                                    -----------------   -----------------
TOTAL SHAREHOLDER'S EQUITY                                                     3,574               3,317
                                                                    -----------------   -----------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                           $        24,946     $        23,023
                                                                    =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              STATEMENTS OF INCOME

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
REVENUES:
 Premiums and other considerations                               $           480     $           508     $           566
 Net investment income                                                     1,175               1,211               1,069
 Net realized investment gains (losses):
  Total other-than-temporary impairments on
   available for sale securities                                            (114)               (140)               (328)
  Portion of other-than-temporary impairments on
   available for sale fixed maturity securities recognized
   in accumulated other comprehensive income                                  (6)                (48)                 14
                                                                -----------------   -----------------   -----------------
  Net other-than-temporary impairments on available
   for sale securities recognized in net income                             (120)               (188)               (314)
  Other realized investment gains                                            238                  66                  45
                                                                -----------------   -----------------   -----------------
    Total net realized investment gains (losses)                             118                (122)               (269)
 Insurance charges                                                           193                 196                 203
 Other                                                                        69                  62                  58
                                                                -----------------   -----------------   -----------------
TOTAL REVENUES                                                             2,035               1,855               1,627
                                                                -----------------   -----------------   -----------------

BENEFITS AND EXPENSES:
 Policyholder benefits                                                       933                 796                 828
 Interest credited on policyholder contract deposits                         465                 446                 419
 Amortization of deferred policy acquisition costs                           103                  85                  83
 Amortization of deferred sales inducements                                   28                  13                  (1)
 General and administrative expenses, net of deferrals                       131                 185                 155
 Commissions, net of deferrals                                               125                 105                 112
                                                                -----------------   -----------------   -----------------
TOTAL BENEFITS AND EXPENSES                                                1,785               1,630               1,596
                                                                -----------------   -----------------   -----------------

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                                   250                 225                  31

INCOME TAX EXPENSE (BENEFIT):
 Current                                                                      72                 (30)                (49)
 Deferred                                                                    (74)               (154)                 69
                                                                -----------------   -----------------   -----------------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                            (2)               (184)                 20
                                                                -----------------   -----------------   -----------------

NET INCOME                                                       $           252     $           409     $            11
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
NET INCOME                                                       $           252     $           409     $            11

OTHER COMPREHENSIVE INCOME:

 Net unrealized gains of fixed maturity investments
  on which other-than-temporary credit impairments
  were taken - net of reclassification adjustments                            60                 393                 565
 Deferred income tax expense on above changes                                (23)               (126)               (145)

 Net unrealized gains on all other invested
  assets arising during the current period - net of
  reclassification adjustments                                               382                 465               1,035
 Deferred income tax expense on above changes                               (143)               (163)               (362)

 Adjustment to deferred policy acquisition costs
  and deferred sales inducements                                             (13)               (191)               (122)
 Deferred income tax benefit on above changes                                  5                  74                  45

 Insurance loss recognition                                                 (227)               (217)                  -
 Deferred income tax benefit on above changes                                 79                  76                   -
                                                                -----------------   -----------------   -----------------
OTHER COMPREHENSIVE INCOME                                                   120                 311               1,016
                                                                -----------------   -----------------   -----------------

COMPREHENSIVE INCOME                                             $           372     $           720     $         1,027
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
COMMON STOCK:
 Balance at beginning and end of year                            $             4     $             4     $             4


ADDITIONAL PAID-IN CAPITAL:
 Balance at beginning of year                                              4,076               4,075               3,443
  Capital contributions from Parent (see Note 13)                              1                   1                 632
  Return of capital                                                         (116)                  -                   -
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                    3,961               4,076               4,075
                                                                -----------------   -----------------   -----------------
ACCUMULATED DEFICIT:
 Balance at beginning of year                                             (1,055)             (1,464)             (2,350)
  Cumulative effect of accounting change, net of tax                           -                   -                 875
  Net income                                                                 252                 409                  11
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                     (803)             (1,055)             (1,464)
                                                                -----------------   -----------------   -----------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
 Balance at beginning of year                                                292                 (19)               (443)
  Cumulative effect of accounting change, net of tax                           -                   -                (592)
  Other comprehensive income                                                 120                 311               1,016
                                                                -----------------   -----------------   -----------------
 Balance at end of year                                                      412                 292                 (19)
                                                                -----------------   -----------------   -----------------

TOTAL SHAREHOLDER'S EQUITY                                       $         3,574     $         3,317     $         2,596
                                                                =================   =================   =================

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $           252     $           409     $            11
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
PROVIDED BY OPERATING ACTIVITIES:
Interest credited to policyholder account balances                           465                 446                 419
Fees charged for policyholder contract deposits                             (188)               (188)               (184)
Amortization of deferred policy acquisition costs                            103                  85                  83
Amortization of deferred sales inducements                                    28                  13                  (1)
Net realized investment (gains) losses                                      (118)                122                 269
Equity in income of partnerships and other invested assets                    (2)                (21)                 (8)
Depreciation and amortization                                                  4                 (21)                  4
Amortization (accretion) of net premium/discount on
investments                                                                 (142)                (92)               (113)
Provision for deferred income taxes                                         (114)               (182)               (198)
Unrealized (gains) losses in earnings - net                                   (2)                (41)                  5
Capitalized interest                                                         (15)                 (2)                 (3)
CHANGE IN:
 Hybrid securities, at fair value                                            (22)                  -                   -
 Accrued investment income                                                   (26)                 (3)                 (5)
 Amounts due to/from related parties                                          33                 (13)                 (2)
 Worker's compensation claim reserve, net                                      -                (331)                 (9)
 Reinsurance receivables                                                      24                  16                  25
 Deferral of deferred policy acquisition costs                               (94)                (90)               (114)
 Income taxes currently receivable/payable                                   126                  62                 222
 Other assets                                                                 18                  37                  17
 Future policy benefits                                                       (3)                 (4)                (61)
 Other policyholders' funds                                                  (12)                (10)                 59
 Other liabilities                                                             4                  27                   4
Other, net                                                                    (4)                 21                 (14)
                                                                -----------------   -----------------   -----------------
     NET CASH PROVIDED BY OPERATING ACTIVITIES                               315                 240                 406
                                                                -----------------   -----------------   -----------------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
 Fixed maturity securities, available for sale                            (7,103)             (3,134)             (3,040)
 Equity securities                                                             -                   -                  (6)
 Mortgage and other loans                                                   (265)                (32)                (17)
 Other investments, excluding short-term investments                        (297)                (93)               (121)
Sales of:
 Fixed maturity securities, available for sale                             2,157               1,998               1,092
 Equity securities                                                             9                  12                   9
 Other investments, excluding short-term investments                          79                  85                 103
Redemptions and maturities of:
 Fixed maturity securities, available for sale                             1,508                 909                 827
 Mortgage and other loans                                                     94                  49                  84
 Other investments, excluding short-term investments                          42                   7                   7
Purchases of property, equipment and software                                 (1)                  -                   -
Change in short-term investments                                           2,566                (630)               (600)
                                                                -----------------   -----------------   -----------------
     NET CASH USED IN INVESTING ACTIVITIES                       $        (1,211)    $          (829)    $        (1,662)
                                                                -----------------   -----------------   -----------------

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                      STATEMENTS OF CASH FLOWS (Continued)

                                                                                Years ended December 31,
                                                                ---------------------------------------------------------
                                                                       2011                2010                2009
                                                                -----------------   -----------------   -----------------
                                                                                    (as adjusted, see   (as adjusted, see
                                                                                         Note 1)             Note 1)
                                                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                    $         1,934     $         1,604     $         2,010
Policyholder account withdrawals                                            (669)               (636)             (1,035)
Net exchanges to/(from) separate accounts                                    (21)                (10)                (14)
Claims and annuity payments                                                 (237)               (372)               (224)
Net receipts from (repayments of) other short-term
financings                                                                     6                  (4)                 (7)
Cash overdrafts                                                                8                   -                  (2)
Cash capital contribution                                                      -                   -                 500
Return of capital                                                           (116)                  -                   -
                                                                -----------------   -----------------   -----------------
     NET CASH PROVIDED BY FINANCING ACTIVITIES                               905                 582               1,228
                                                                -----------------   -----------------   -----------------

INCREASE (DECREASE) IN CASH                                                    9                  (7)                (28)
CASH AT BEGINNING OF PERIOD                                                   22                  29                  57
                                                                -----------------   -----------------   -----------------
CASH AT END OF PERIOD                                            $            31     $            22     $            29
                                                                =================   =================   =================

SUPPLEMENTAL CASH FLOW INFORMATION

Income taxes paid                                                $            18     $            27     $            28
Interest (received) paid                                         $             -     $            51     $            39

Non-cash activity:
Capital contribution in the form of securities                   $             -     $             -     $           131
Sales inducements credited to policyholder contract
deposits                                                         $            28     $            24     $            17
Other various non-cash contributions                             $             1     $             1     $             1

                 See accompanying notes to financial statements

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The United States Life Insurance Company in the City of New York ("US Life" or the "Company") is a direct, wholly-owned subsidiary of AGC Life Insurance Company (the "Parent"), which is in turn an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual fixed and variable annuity and life products, group insurance and certain credit products. The Company is licensed to sell life and accident and health insurance in all 50 states and the District of Columbia. The Company is also licensed in American Samoa, U.S. Virgin Islands, and Guam.

Individual   annuity   products   offered  by  the  Company  include  fixed  and
equity-indexed  annuities,  immediate  annuities,  terminal  funding  annuities, structured settlement contracts and annuities directed at the market for tax-deferred, long-term savings products. These individual annuity products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions, affiliated and independent broker-dealers and full-service securities firms. Three financial institutions represented approximately 23 percent, 20 percent and 14 percent of premiums received in the year ended December 31, 2011. Four financial institutions represented approximately 27 percent, 16 percent, 15 percent and 11 percent of premiums received in the year ended December 31, 2010. No other independent selling organization was responsible for more than 10 percent of premiums received for any such periods.

The individual life insurance products include universal life, term life, whole life and interest sensitive whole life. These individual life products are sold primarily to affluent markets, generally through affiliated and independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

Effective December 31, 2011, First SunAmerica Life Insurance Company ("FSA"), a subsidiary of SunAmerica Life Insurance Company ("SALIC"), merged with US Life, the surviving entity. The primary purpose of the merger is to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of FSA for all periods presented.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Effective December 31, 2010, American International Life Assurance Company of New York ("AIL"), a subsidiary of AIG, merged with US Life, the surviving entity. The primary purpose of the merger is to reduce costs, complexity and regulatory requirements by reducing the number of separate legal entities. The merger represented a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying financial statements include the financial position, results of operations and cash flows of AIL for all periods presented.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

     .    future policy benefits for life and accident and health contracts;

     .    policyholder contract deposits;

     .    recoverability of deferred policy acquisition costs ("DAC");

     .    estimated gross profits ("EGPs") for investment-oriented products;

     .    other-than-temporary impairments;

     . estimates with respect to income taxes, including recoverability of deferred tax assets; and

     . fair value measurements of certain financial assets and liabilities, including the Company's economic interest in Maiden Lane II LLC ("ML II"), a Delaware limited liability company whose sole member is the Federal Reserve Bank of New York ("New York Fed"). See Note 3 herein.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's financial condition, results of operations and cash flows could be materially affected.

OUT OF PERIOD ADJUSTMENTS

In 2011, the Company recorded the net effect of certain out of period adjustments which increased pretax income for 2011 by $8 million. The out of period adjustments are primarily related to valuation system or administration system conversion errors which caused calculated reserves to be either overstated or understated. The Company evaluated these errors taking into account both qualitative and quantitative factors and considered the impact of these errors to 2011, as well as the materiality to the periods in which they originated.

Management believes these errors are not material to the accompanying 2011 financial statements.

INSURANCE CONTRACTS

The insurance contracts accounted for in these financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, guaranteed renewable term life, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

provisions generally cannot be changed or canceled by the insurer during the contract period; however, most contracts issued by the Company in the future allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical, credit and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses, net of deferred taxes and an adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II, which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted prospectively an accounting standard addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements have significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changes the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected ("recovery value"), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

In assessing whether a credit impairment has occurred for a structured fixed maturity security (e.g. residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO"), asset backed securities ("ABS")), the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security, management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

     .    Current delinquency rates;

     .    Expected default rates and the timing of such defaults;

     .    Loss severity and the timing of any recovery; and

     .    Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

     . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

     . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

     . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate (net of related collateral), commercial loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

INVESTMENT REAL ESTATE

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest or less than five percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate and foreign currency swaps, options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues or has issued equity-indexed universal life and annuity products that offer optional guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum account value ("GMAV") living benefits. These types of guarantees are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company purchases exchange traded and over-the-counter options and exchange traded futures from various indicies to offset the increase in its liabilities resulting from the indexed features of these products. Exchange traded options and futures are marked to market using observable market

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

quotes, while the over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the balance sheets as derivative assets or derivative liabilities. The fair value of the embedded derivatives is reflected in policyholder contract deposits in the balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the statements of income. See Notes 3 and 5 for additional disclosures.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Policy   acquisition  costs  represent  those  costs,   including   commissions,
underwriting and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are based on management's best estimates and are composed of net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses. If management's assumptions underlying the EGPs change significantly, DAC is recalculated using the new assumptions. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

DAC for certain investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC on certain products equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income (loss). DAC related to certain investment-oriented business sold on AIL paper prior to its December 31, 2010 merger with US Life was not adjusted for changes in net unrealized gains or losses.

With respect to the Company's variable universal life policies, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 8.0 percent. For the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is approximately 7.5 percent.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. The sales inducements provided to the variable annuity policyholders are primarily reflected in the separate account liability on the balance sheets. All other sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the balance sheets. The cost of sales inducements is deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without these bonus amounts, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefits ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or
(ii) a guaranteed minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The Company provides reserves for future GMDB-related benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for GMDB are included in policyholder benefits in the statements of income. The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis.

Waiver of premium reserves for life insurance are based primarily on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 5.15 percent.

Claim reserves attributable to the workers' compensation business are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3 percent discount rate.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

contract deposits also include the Company's liabilities for GMWB and GMAV, accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment losses in the statements of income.

GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the policyholder at the time of contract issuance and subject to the specific provisions of the feature elected, this feature can provide a guaranteed annual withdrawal stream either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is based off of a guaranteed benefit base, the amount of which is determined by the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and /or greater than expected longevity could result in GMWB benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

GMAV is a feature that was offered on certain variable annuity products from the second quarter of 2004 to May 2009. If available and elected by the policyholder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than the underlying policyholder account balances and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique was modified during 2010, primarily with respect to the discount rates applied to certain projected benefits payments.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company recorded an increase of approximately $22 million in the estimated reserves for IBNR death claims in 2011 in conjunction with the use of the Social Security Death Master File ("SSDMF") to identify potential claims not yet filed. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that industry-wide regulatory inquiries, audits and other regulatory activity could result in the payment of additional death claims, additional escheatment of funds deemed abandoned under state laws, administrative penalties and interest.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for premiums received in advance.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90% of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income. The Company's participating business has not been profitable and has resulted in an asset, rather than a liability balance. Such assets or receivable balances are not recognized for financial reporting purposes at December 31, 2011 or 2010.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the statements of income.

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

Premiums on accident and health policies and credit products are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums. The Company estimates and accrues group and credit premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

     . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

     . Dividend income from common and preferred stock and distributions from other investments.

     . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

     .    Earnings  from  private  equity  funds  and  hedge  fund   investments
          accounted for under the equity method.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     .    Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net  realized   investment   gains  and  losses  are   determined   by  specific
identification. The net realized investment gains and losses are generated primarily from the following sources:

     .    Sales  of  fixed  maturity  and  equity  securities   (except  trading
          securities accounted for at fair value), real estate, investments in private equity funds and hedge funds and other types of investments.

     . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value) and other invested assets for other-than-temporary impairments.

     .    Changes in fair value of derivative assets and liabilities.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

ACCOUNTING CHANGES

FUTURE APPLICATION OF ACCOUNTING STANDARDS

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the Financial Accounting Standards Board ("FASB") issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard amends how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is also permitted.

The Company will adopt the standard retrospectively on January 1, 2012. Upon adoption, retrospective application will result in a reduction to opening retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts because the Company will only defer costs that are incremental and directly related to the successful acquisition of new or renewal business.

As a result of adopting this standard at January 1, 2012, the Company expects a pre-tax reduction of DAC of approximately $57 million and an after-tax decrease in the Company shareholder's equity of approximately $37 million, which consists of an increase in accumulated deficit of approximately $43 million and an increase in accumulated other comprehensive income of $6 million at January 1, 2012. The retrospective adoption will favorably (unfavorably) affect income before income tax expense (benefit) by approximately $(4) million, $732 thousand and $12 million for the years ended December 31, 2011, 2010, and 2009, respectively. The reduction in DAC is primarily due to lower deferrals associated with unsuccessful efforts.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

RECONSIDERATION OF EFFECTIVE CONTROL FOR SECURED BORROWINGS

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the new standard must be applied prospectively to transactions or modifications of existing transactions that occur on or after January 1, 2012. Early adoption is prohibited.

COMMON  FAIR  VALUE   MEASUREMENT  AND  DISCLOSURE   REQUIREMENTS  IN  GAAP  AND
INTERNATIONAL FINANCIAL REPORTING STANDARDS ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. Consequently, when the standard becomes effective on January 1, 2012, fair value measurement and disclosure requirements under GAAP and IFRS will be consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. While many of the amendments are not expected to significantly affect current practice, the guidance clarifies how a principal market is determined, addresses the fair value measurement of financial instruments with offsetting market or counterparty credit risks and the concept of valuation premise (i.e., in-use or in exchange) and highest and best use, extends the prohibition on blockage factors to all three levels of the fair value hierarchy, and requires additional disclosures.

The standard is effective for the Company for interim and annual periods beginning on January 1, 2012. The new disclosure requirements must be applied prospectively. The standard will not have a material effect on the Company's financial condition, results of operations or cash flows.

PRESENTATION OF COMPREHENSIVE INCOME

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. This presentation is effective January 1, 2012, and is required to be applied retrospectively.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

FAIR VALUE MEASUREMENTS AND DISCLOSURES

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

CONSOLIDATION OF INVESTMENTS IN SEPARATE ACCOUNTS

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

A CREDITOR'S DETERMINATION OF WHETHER A RESTRUCTURING IS A TROUBLED DEBT RESTRUCTURING

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("VIE")

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

recognized in earnings. The adoption of this standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments, (ii) how derivative instruments and related hedged items are accounted for, and (iii) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 herein for the expanded disclosures.

The Company adopted the standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $283 million as of April 1, 2009, consisting of a decrease in accumulated deficit of $875 million and an increase to accumulated other comprehensive loss of $592 million, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 14 herein). The cumulative effect adjustment resulted in an increase of approximately $1.1 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income will be offset, in part, by a decrease in the amortization of DAC and deferred sales inducements.

The standard reduced the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments:

     . Impairment charges for non-credit (e.g., severity) losses are no longer recognized;

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

     . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only when the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the accounting standard for other-than-temporary impairments:

                                                                              (Increase) Decrease to    Net Increase in the
                                                     (Increase) Decrease to      Accumulated Other           Company's
                                                       Accumulated Deficit       Comprehensive Loss    Shareholder's Equity
                                                     ----------------------   ----------------------   --------------------
                                                                                  (In Millions)
Net effect of the increase in amortized cost of
    available for sale fixed maturity securities      $              1,096     $             (1,096)    $                -
Net effect of related DAC, sales inducement assets
    and other insurance balances                                      (164)                     161                     (3)
Net effect on deferred income tax assets                               (57)                     343                    286
                                                     ----------------------   ----------------------   --------------------
Net increase in the Company's shareholder's equity    $                875     $               (592)    $              283
                                                     ======================   ======================   ====================

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The adoption of the standard on April 1, 2009, did not have a material effect on the Company's financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standard to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The standard explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The standard was effective beginning October 1, 2009 for the Company. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the standard on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the standard did not have a material effect on the Company's financial condition, results of operations or cash flows. See Note 3 herein for disclosure.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

..    Level 1 - Fair value  measurements  that are quoted prices  (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..    Level 2 - Fair value  measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..    Level 3 - Fair value  measurements  based on valuation  techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

INCORPORATION OF CREDIT RISK IN FAIR VALUE MEASUREMENTS

..    THE  COMPANY'S  OWN  CREDIT  RISK.  Fair  value  measurements  for  certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

..    COUNTERPARTY   CREDIT  RISK.  Fair  value   measurements  for  freestanding
     derivatives  incorporate   counterparty  credit  risk  by  determining  the
     explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit
     exposure  to  a  counterparty   is  determined   based  on  master  netting
     agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

A CDS is a derivative contract that allows the transfer of third-party credit risk from one party to the other. The buyer of the CDS pays an upfront and/or periodic premium to the seller. The seller's payment obligation is triggered by the occurrence of a credit event under a specified reference security and is determined by the loss on that specified reference security. The present value of the amount of the upfront and/or periodic premium therefore represents a market-based expectation of the likelihood that the specified reference party will fail to perform on the reference obligation, a key market observable indicator of non-performance risk (the "CDS spread").

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES - TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third-party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from independent third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, adjusted for illiquidity and structure.

RMBS, CMBS, CDOS AND OTHER ABS

Independent third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

ML II

The fixed maturity securities, trading portfolio includes an interest in ML II. See Note 4 for additional background information on ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $84 million. Subsequently and prior to March 31, 2011, the ML II interest has been valued using a discounted cash flow methodology that (i) uses the estimated future cash flows and the fair value of the ML II assets, (ii) allocates the estimated future cash flows according to the ML II waterfall, and (iii) determines the discount rate to be applied to the Company's interest in ML II by reference to the discount rate implied by the estimated value of ML II assets and the estimated future cash flows of the Company's interest in the capital structure. Estimated cash flows and discount rates used in the valuations are validated, to the extent possible, using market observable information for securities with similar asset pools, structures and terms.

As a result of the announcement on March 31, 2011 by the New York Fed of its plan to begin selling the assets in the ML II portfolio over time through a competitive sales process, the Company modified its methodology for estimating the fair value of its interest in ML II to incorporate the assumption of the current liquidation, which (i) uses the estimated fair value of the ML II assets and (ii) allocates the estimated asset fair value according to the ML II waterfall.

As of December 31, 2011, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest after repayment of the first priority obligations owed to the New York Fed. The fair value of the Company's interest in ML II is most affected by the liquidation proceeds realized by the New York Fed from the sale of the collateral securities.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the Company's interest in ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

See Note 17 for a subsequent event related to ML II.

EQUITY SECURITIES - AVAILABLE FOR SALE AND TRADING

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED POLICY DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

Certain variable annuity and equity-indexed annuity and life contracts contain embedded policy derivatives that the Company bifurcates from the host contracts and accounts for separately at fair value, with changes in fair value recognized in earnings. The Company concluded these contracts contain (i) written option guarantees on minimum accumulation value, (ii) a series of written options that guarantee withdrawals from the highest anniversary value within a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives that must be bifurcated.

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $15 million, which is partially offset by $6 million of DAC amortization.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:


At December 31, 2011                                      Level 1            Level 2            Level 3       Total Fair Value
                                                      ----------------   ----------------   ----------------   ----------------
                                                                                    (In Millions)

ASSETS:
Fixed maturity securities, available for sale:
  U.S. government obligations                          $          124     $          122     $            -     $          246
  Foreign government                                                -                246                  -                246
  States, territories & political subdivisions                      -                264                164                428
  Corporate securities                                              -             15,003                165             15,168
  RMBS                                                              -              1,753              1,013              2,766
  CMBS                                                              -                267                544                811
  CDO/ABS                                                           -                479                507                986
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, available for sale               124             18,134              2,393             20,651
                                                      ----------------   ----------------   ----------------   ----------------
Fixed maturity securities, trading:
  CDO/ABS                                                           -                  -                111                111
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, trading                            -                  -                111                111
                                                      ----------------   ----------------   ----------------   ----------------
Hybrid securities:
  RMBS                                                              -                  6                  8                 14
  CDO/ABS                                                           -                  8                  9                 17
                                                      ----------------   ----------------   ----------------   ----------------
Total hybrid securities                                             -                 14                 17                 31
                                                      ----------------   ----------------   ----------------   ----------------
Equity securities, available for sale:
  Common stocks                                                     -                  -                  1                  1
  Preferred stocks                                                  -                  5                  -                  5
                                                      ----------------   ----------------   ----------------   ----------------
Total equity securities, available for sale                         -                  5                  1                  6
                                                      ----------------   ----------------   ----------------   ----------------
Partnerships and other invested assets (a)                          -                148                 36                184
Short-term investments (b)                                          -                 58                  -                 58
Derivative assets:
  Interest rate contracts                                           2                  -                  -                  2
  Equity contracts                                                  7                  -                  -                  7
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative assets                                             9                  -                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
Separate account assets                                           751                  -                  -                751
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $          884     $       18,359     $        2,558     $       21,801
                                                      ================   ================   ================   ================

LIABILITIES:
Policyholder contract deposits (c)                     $            -     $            -     $           44     $           44
Derivative liabilities:
  Foreign exchange contracts                                        -                  9                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative liabilities                                        -                  9                  -                  9
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $            -     $            9     $           44     $           53
                                                      ================   ================   ================   ================

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)


At December 31, 2010                                       Level 1            Level 2            Level 3       Total Fair Value
                                                      ----------------   ----------------   ----------------   ----------------
                                                                                    (In Millions)

ASSETS:
Fixed maturity securities, available for sale:
 U.S. government obligations                           $            -     $          145     $            -     $          145
 Foreign government                                                 -                125                  -                125
 States, territories & political subdivisions                       -                 95                 34                129
 Corporate securities                                               -             12,643                203             12,846
 RMBS                                                               -              1,388                523              1,911
 CMBS                                                               -                221                503                724
 CDO/ABS                                                            -                227                429                656
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, available for sale                 -             14,844              1,692             16,536
                                                      ----------------   ----------------   ----------------   ----------------
Fixed maturity securities, trading:
 CDO/ABS                                                            -                  -                107                107
                                                      ----------------   ----------------   ----------------   ----------------
Total fixed maturity securities, trading                            -                  -                107                107
                                                      ----------------   ----------------   ----------------   ----------------
Equity securities, available for sale:
 Common stocks                                                      -                  -                  2                  2
 Preferred stocks                                                   -                  5                  -                  5
                                                      ----------------   ----------------   ----------------   ----------------
Total equity securities, available for sale                         -                  5                  2                  7
                                                      ----------------   ----------------   ----------------   ----------------
Partnerships and other invested assets (a)                          -                 25                 32                 57
Short-term investments (b)                                        200              1,943                  -              2,143
Derivative assets:
 Interest rate contracts                                            1                  -                  -                  1
 Equity contracts                                                   2                  -                  -                  2
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative assets                                             3                  -                  -                  3
                                                      ----------------   ----------------   ----------------   ----------------
Separate account assets                                           763                  -                  -                763
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $          966     $       16,817     $        1,833     $       19,616
                                                      ================   ================   ================   ================


LIABILITIES:
Policyholder contract deposits (c)                     $            -     $            -     $           19     $           19
Derivative liabilities:
 Foreign exchange contracts                                         -                 16                  -                 16
                                                      ----------------   ----------------   ----------------   ----------------
Total derivative liabilities                                        -                 16                  -                 16
                                                      ----------------   ----------------   ----------------   ----------------
     Total                                             $            -     $           16     $           19     $           35
                                                      ================   ================   ================   ================

     (a) Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

     (b) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $47 million and $528 million at December 31, 2011 and 2010, respectively.

     (c) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2011 and 2010, Level 3 assets were 10.3 percent and 8.0 percent of total assets, respectively, and Level 3 liabilities were 0.2 percent and 0.1 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2011.

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2011 and 2010 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the statements of income during 2011 and 2010 related to the Level 3 assets and liabilities that remained in the balance sheets at December 31, 2011 and 2010:

                                                                                                                 Changes in
                                               Net                                                               Unrealized
                                            Realized                                                               Gains
                                               and                   Purchases,                                   (Losses)
                                           Unrealized                  Sales,                                   Included in
                                Fair Value    Gains    Accumulated    Issuances                                  Income on
                                 Beginning  (Losses)      Other          and       Gross     Gross   Fair Value Instruments
                                    of      included  Comprehensive Settlements, Transfers Transfers   End of   Held at End
December 31, 2011                  Year     in Income Income (Loss)      Net         In       Out       Year      of Year
-----------------               ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
                                                                      (In Millions)
ASSETS:
Fixed maturity securities,
 available for
 sale:
 States, territories &
  political subdivisions         $     34   $      -   $        24   $      114   $     -   $    (8)  $    164   $       -
 Corporate securities                 203          4            (2)          10       258      (308)       165           -
 RMBS                                 523        (34)           30          399        95         -      1,013           -
 CMBS                                 503         (8)           19           49         -       (19)       544           -
 CDO/ABS                              429         24           (13)          51        89       (73)       507           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total fixed maturity
 securities, available for sale     1,692        (14)           58          623       442      (408)     2,393           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Fixed maturity
 securities, trading:
 CDO/ABS                              107          4             -            -         -         -        111           1
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total fixed maturity
 securities, trading                  107          4             -            -         -         -        111           1
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Hybrid securities:
 RMBS                                   -          -             -            8         -         -          8           -
 CDO/ABS                                -         (1)            -           18         -        (8)         9          (1)
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total hybrid securities                 -         (1)            -           26         -        (8)        17          (1)
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Equity securities,
 available for sale:
 Common stocks                          2          1             -           (2)        -         -          1           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Total equity securities,
 available for sale                     2          1             -           (2)        -         -          1           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
Partnerships and other
 invested assets                       32         (1)            1            5         -        (1)        36           -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
     Total                       $  1,833   $    (11)  $        59   $      652   $   442   $  (417)  $  2,558   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
LIABILITIES:
Policyholder contract
  deposits                       $     19   $     18   $         -   $        7   $     -   $     -   $     44   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------
     Total                       $     19   $     18   $         -   $        7   $     -   $     -   $     44   $       -
                                ---------- ---------- ------------- ------------ --------- --------- ---------- -----------

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                                                         Changes in
                                                 Net                                                     Unrealized
                                              Realized                                                     Gains
                                                 and                    Purchases,                         (Losses)
                                             Unrealized                   Sales,                         Included in
                                  Fair Value    Gains    Accumulated     Issuances                        Income on
                                   Beginning  (Losses)      Other           and               Fair Value Instruments
                                      of      included  Comprehensive  Settlements,    Net      End of   Held at End
December 31, 2010                    Year     in Income Income (Loss)       Net     Transfers    Year      of Year
-----------------                 ---------- ---------- ------------- ------------- --------- ---------- -----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
  States, territories & political
    subdivisions                   $      18  $      -   $        (1)  $        29   $   (12)  $     34   $       -
  Corporate securities                   457         1            10           (50)     (215)       203           -
  RMBS                                   456       (39)          104          (110)      112        523           -
  CMBS                                   342      (131)          279          (132)      145        503           -
  CDO/ABS                                320       (13)           48           108       (34)       429           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total fixed maturity
  securities, available for sale       1,593      (182)          440          (155)       (4)     1,692           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Fixed maturity securities,
  trading:
  CDO/ABS                                 64        40             -             3         -        107          25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total fixed maturity
  securities, trading                     64        40             -             3         -        107          25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Equity securities,
  available for sale:
  Common stocks                            2         -             -             -         -          2           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Total equity securities,
  available for sale                       2         -             -             -         -          2           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
Partnerships and other
  invested assets                         20         3             1             6         2         32           -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
      Total                        $   1,679  $   (139)  $       441   $      (146)  $    (2)  $  1,833   $      25
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
LIABILITIES:
Policyholder contract
  deposits                         $      28  $    (16)  $         -   $         7   $     -   $     19   $       -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------
      Total                        $      28  $    (16)  $         -   $         7   $     -   $     19   $       -
                                  ---------- ---------- ------------- ------------- --------- ---------- -----------

Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the statements of income as follows:

                                                                  Net Realized
                                                Net Investment     Investment
At December 31, 2011                                Income       Gains (Losses)      Total
                                                --------------   --------------   ----------
                                                                (In Millions)
Fixed maturity securities, available for sale    $         87     $       (101)   $     (14)
Fixed maturity securities, trading                          4                -            4
Hybrid securities                                          (1)               -           (1)
Equity securities, available for sale                       -                1            1
Partnerships and other invested assets                      -               (1)          (1)
Policyholder contract deposits                              -               18           18

                                                                  Net Realized
                                                Net Investment     Investment
At December 31, 2010                                Income       Gains (Losses)      Total
                                                --------------   --------------   ----------
                                                                (In Millions)
Fixed maturity securities, available for sale    $        (13)    $       (169)    $   (182)
Fixed maturity securities, trading                         40                -           40
Partnerships and other invested assets                      3                -            3
Policyholder contract deposits                              -              (16)         (16)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                               Purchases,
                                                                                                 Sales,
                                                                                                Issuances
                                                                                                   and
                                                                                              Settlements,
December 31, 2011                                  Purchases        Sales       Settlements      Net (a)
-----------------                                ------------   ------------   ------------   ------------
                                                                       (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
  States, territories & political subdivisions    $      114     $        -     $        -     $      114
  Corporate securities                                    50              -            (40)            10
  RMBS                                                   531              -           (132)           399
  CMBS                                                    76              -            (27)            49
  CDO/ABS                                                270             (8)          (211)            51
                                                 ------------   ------------   ------------   ------------
Total fixed maturity securities, available
  for sale                                             1,041             (8)          (410)           623
                                                 ------------   ------------   ------------   ------------
Hybrid securities:
  RMBS                                                     9              -             (1)             8
  CDO/ABS                                                 18              -              -             18
                                                 ------------   ------------   ------------   ------------
Total hybrid securities                                   27              -             (1)            26
                                                 ------------   ------------   ------------   ------------
Equity securities, available for sale:
  Common stocks                                            -             (2)             -             (2)
                                                 ------------   ------------   ------------   ------------
Total equity securities, available for sale                -             (2)             -             (2)
                                                 ------------   ------------   ------------   ------------
Partnerships and other invested assets                    10              -             (5)             5
                                                 ------------   ------------   ------------   ------------
    Total                                         $    1,078     $      (10)    $     (416)    $      652
                                                 ------------   ------------   ------------   ------------

(a)  There were no issuances during the year ended December 31, 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2011 and 2010 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

During the year ended December 31, 2011, transfers into Level 3 included certain RMBS, ABS, and private placement corporate debt. The transfers into Level 3 of investments in certain RMBS and certain ABS were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. The downward credit migration in part reflected the Company's move to using composite credit ratings for these securities commencing in 2011 in order to reduce reliance on any single rating agency. Transfers into Level 3 for private placement corporate debt and certain other ABS were primarily the result of the Company adjusting matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. In addition, transfers out of Level 3 also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2011, transfers out of Level 3 primarily related to investments in private placement corporate debt, investments in certain CMBS and ABS. Transfers out of Level 3 for private placement corporate debt and for ABS were primarily the result of the Company using observable pricing information or a third party pricing quotation that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for certain CMBS and certain other ABS investments were primarily due to increased observations of market transactions and price information for those securities.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2011.

Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                      December 31, 2011           December 31, 2010
                                                                 -------------------------   -------------------------
                                                                  Fair Value                  Fair Value
                                                                  Using Net      Unfunded     Using Net      Unfunded
                            Investment Category Includes         Asset Value   Commitments   Asset Value   Commitments
                      ----------------------------------------   -----------   -----------   -----------   -----------
                                                                                     (In Millions)
INVESTMENT CATEGORY
PRIVATE EQUITY
FUNDS:
   Leveraged buyout   Debt and/or equity investments made as      $      25     $      14     $      20     $      19
                      part of a transaction in which assets of
                      mature companies are acquired from the
                      current shareholders, typically with
                      the use of financial leverage.

   Non-U.S.           Investments that focus primarily on                 2             2             -             -
                      Asian and European based buyouts,
                      expansion capital, special situations,
                      turnarounds, venture capital, mezzanine
                      and distressed opportunities strategies.

   Venture capital    Early-stage, high-potential, growth                 2             2             2             3
                      companies expected to generate a return
                      through an eventual realization event,
                      such as an initial public offering or
                      sale of the company.

   Other              Real estate, energy, multi-strategy,                5            21             7             4
                      mezzanine, and industry-focused
                      strategies.
                                                                 -----------   -----------   -----------   -----------
Total private equity funds                                               34            39            29            26
                                                                 -----------   -----------   -----------   -----------
HEDGE FUNDS:
   Long-short         Securities that the manager believes               63             -            25             -
                      are undervalued, with corresponding
                      short positions to hedge market risk.

   Other              Non-U.S. companies, futures and                    85             -             -             -
                      commodities, macro and multi-strategy
                      and industry-focused strategies.
                                                                 -----------   -----------   -----------   -----------
Total hedge funds                                                       148             -            25             -
                                                                 -----------   -----------   -----------   -----------
Total                                                             $     182     $      39     $      54     $      26
                                                                 ===========   ===========   ===========   ===========

At December 31, 2011, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, none of the total investments above had expected remaining lives of less than three years, 72 percent between three and seven years

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

and 28 percent between seven and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2011, hedge fund investments included above are redeemable monthly (0 percent), quarterly (73 percent), semi-annually (27 percent) and annually (0 percent), with redemption notices ranging from 30 days to 180 days. More than 60 percent require redemption notices of less than 90 days. Investments representing approximately 73 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2012. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

Fair Value Measurements on a Non-Recurring Basis

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTs. When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for partnerships and other invested assets.

MORTGAGE AND OTHER LOANS RECEIVABLE. When the Company determines that the carrying value of these assets may not be recoverable, the assets are recorded at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans receivable.

Fair Value Option - Fixed Maturity Securities, Trading

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value  accounting  for its economic  interest in ML
II. The Company recorded gains (losses) of $4 million, $44 million and $(2) million in the years ended December 31, 2011, 2010 and 2009, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the statements of income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

POLICY LOANS

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date.

PARTNERSHIPS AND OTHER INVESTED ASSETS

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value:

                                                       2011                              2010
                                         -------------------------------   -------------------------------
                                            Carrying      Estimated Fair      Carrying      Estimated Fair
                                             Amount            Value           Amount            Value
                                         --------------   --------------   --------------   --------------
                                                                   (In Millions)
ASSETS
Mortgage and other loans receivable       $      1,379     $      1,495     $      1,193     $      1,252
Policy loans                                       229              229              232              232
Partnerships and other invested assets             151              151               79               79
Short-term investments                              47               47              528              528
Cash                                                31               31               22               22
LIABILITIES
Policyholder contract deposits (a)              12,220           12,258           10,894           10,811

(a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

AVAILABLE FOR SALE SECURITIES

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                               Other-Than-
                                                                     Gross          Gross                       Temporary
                                                    Amortized     Unrealized     Unrealized        Fair        Impairments
                                                  Cost or Cost       Gains         Losses          Value       in AOCI (a)
                                                  ------------   ------------   ------------   ------------   ------------
                                                                               (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                     $      223     $       23     $        -     $      246     $        -
   Foreign government                                     203             43              -            246              -
   States, territories & political subdivisions           376             52              -            428              -
   Corporate securities                                14,002          1,307           (141)        15,168              7
   RMBS                                                 2,774            132           (140)         2,766            (49)
   CMBS                                                   864             55           (108)           811             24
   CDO/ABS                                                993             26            (33)           986              8
                                                  ------------   ------------   ------------   ------------   ------------
Total fixed maturity securities, available for
   sale                                                19,435          1,638           (422)        20,651            (10)
Equity securities, available for sale:
   Common stocks                                            1              -              -              1              -
   Preferred stocks                                         4              1              -              5              -
                                                  ------------   ------------   ------------   ------------   ------------
Total equity securities, available for sale                 5              1              -              6              -
                                                  ------------   ------------   ------------   ------------   ------------
Total                                              $   19,440     $    1,639     $     (422)    $   20,657     $      (10)
                                                  ============   ============   ============   ============   ============

                                                                                                               Other-Than-
                                                                     Gross          Gross                       Temporary
                                                    Amortized     Unrealized     Unrealized        Fair        Impairments
                                                  Cost or Cost       Gains         Losses          Value       in AOCI (a)
                                                  ------------   ------------   ------------   ------------   ------------
                                                                               (In Millions)
December 31, 2010
Fixed maturity securities, available for sale:
   U.S. government obligations                     $      130     $       15     $        -     $      145     $        -
   Foreign government                                     111             14              -            125              -
   States, territories & political subdivisions           131              1             (3)           129              -
   Corporate securities                                11,936            997            (87)        12,846              8
   RMBS                                                 1,982             83           (154)         1,911            (45)
   CMBS                                                   820             20           (116)           724            (19)
   CDO/ABS                                                647             33            (24)           656             19
                                                  ------------   ------------   ------------   ------------   ------------
Total fixed maturity securities, available for
   sale                                                15,757          1,163           (384)        16,536            (37)
Equity securities, available for sale:
   Common stocks                                            1              -              -              2              -
   Preferred stocks                                         4              1              -              5              -
                                                  ------------   ------------   ------------   ------------   ------------
Total equity securities, available for sale                 5              1              -              7              -
                                                  ------------   ------------   ------------   ------------   ------------
Total                                              $   15,762     $    1,164     $     (384)    $   16,543     $      (37)
                                                  ============   ============   ============   ============   ============

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss). This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011 and 2010:

                                    Less than 12 Months        12 Months or More               Total
                                  -----------------------   -----------------------   -----------------------
                                                  Gross                     Gross                     Gross
                                     Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
December 31, 2011                    Value       Losses        Value       Losses        Value       Losses
-----------------                 ----------   ----------   ----------   ----------   ----------   ----------
                                                                 (In Millions)
Fixed maturity securities,
 available for sale:
 Corporate securities              $   1,370    $    (70)    $    537     $    (71)    $  1,907     $   (141)
 RMBS                                   679          (64)         418          (76)       1,097         (140)
 CMBS                                   277          (36)         193          (72)         470         (108)
 CDO/ABS                                456          (19)          77          (14)         533          (33)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total fixed maturity
 securities, available for sale       2,782         (189)       1,225         (233)       4,007         (422)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total                              $  2,782     $   (189)    $  1,225     $   (233)    $  4,007     $   (422)
                                  ==========   ==========   ==========   ==========   ==========   ==========

                                    Less than 12 Months        12 Months or More               Total
                                  -----------------------   -----------------------   -----------------------
                                                  Gross                     Gross                     Gross
                                     Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
December 31, 2010                    Value       Losses        Value       Losses        Value       Losses
-----------------                 ----------   ----------   ----------   ----------   ----------   ----------
                                                                 (In Millions)
Fixed maturity securities,
 available for sale:
 States, territories &
  political subdivisions           $     92     $     (3)    $      -     $      -     $     92     $     (3)
 Corporate securities                 1,344          (46)         662          (41)       2,006          (87)
 RMBS                                   298          (10)         588         (144)         886         (154)
 CMBS                                    72           (3)         451         (113)         523         (116)
 CDO/ABS                                141           (4)         114          (20)         255          (24)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total fixed maturity
 securities, available for sale       1,947          (66)       1,815         (318)       3,762         (384)
                                  ----------   ----------   ----------   ----------   ----------   ----------
Total                              $  1,947     $    (66)    $  1,815     $   (318)    $  3,762     $   (384)
                                  ==========   ==========   ==========   ==========   ==========   ==========

As of December 31, 2011, the Company held 712 individual fixed maturity and equity securities that were in an unrealized loss position, of which 253 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2011, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2011:

                                                               Total Fixed Maturity Available
                                                                     for Sale Securities
                                                              -------------------------------
                                                                 Amortized
                                                                   Cost          Fair Value
                                                              --------------   --------------
                                                                       (In Millions)
Due in one year or less                                        $        437     $        448
Due after one year through five years                                 4,397            4,572
Due after five years through ten years                                5,320            5,725
Due after ten years                                                   4,650            5,343
Mortgage-backed, asset-backed and collateralized securities           4,631            4,563
                                                              --------------   --------------
Total fixed maturity securities available for sale             $     19,435     $     20,651
                                                              ==============   ==============

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2011, the Company's investments did not include any investment with a single issuer that exceeded 10 percent of the Company's shareholder's equity. In 2010, there was one investment exceeding 10 percent, which was a short-term money market investment.

TRADING SECURITIES

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed has directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets are used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Net unrealized gains (losses) included in the statements of income from fixed maturity securities classified as trading securities in 2011, 2010 and 2009 were $1 million, $41 million and $(5) million, respectively.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                              December 31,   December 31,
                                                                  2011           2010
                                                              ------------   ------------
                                                                     (In Millions)
Invested assets on deposit:
    Regulatory agencies                                        $       15     $      192
Invested assets pledged as collateral:
    Advance agreements - Federal Home Loan Bank of New York             5              -

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2011, the Company had direct U.S. commercial mortgage loan exposure of $1.4 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2011, were as follows:

State          # of Loans   Amount*   Apartments   Offices   Retails   Industrials   Hotels   Others   % of Total
------------   ----------   -------   ----------   -------   -------   -----------   ------   ------   ----------
                                                         ($ In Millions)
New York              29    $   278    $     40     $ 145     $   22    $      66     $   -    $   5       20.5%
California            28        220          17       113          -           51        24       15       16.2%
New Jersey            15        147         101        11         28            -         -        7       10.8%
Florida               20         73           -        15         22           22         -       14        5.4%
Connecticut            7         64           -        26          -           38         -        -        4.7%
Other states         118        574          79       116        139          119        36       85       42.4%
               ----------   -------   ----------   -------   -------   -----------   ------   ------   ----------
  Total              217    $ 1,356    $    237     $ 426     $  211    $     296     $  60    $ 126      100.0%
               ==========   =======   ==========   =======   =======   ===========   ======   ======   ==========

*    Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                  Class
                                     ---------------------------------------------------------------
December 31, 2011       # of Loans   Apartments   Offices   Retails   Industrials   Hotels    Others     Total    % of Total
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------
                                                                   ($ In Millions)
Credit Quality
  Indicator:
  In good standing            206     $    237     $ 405     $  211    $     296     $  60    $  117   $  1,326       97.8%
  Restructured (a)              9            -        16          -            -         -         9         25        1.8%
  90 days or less
    delinquent                  -            -         -          -            -         -         -          -        0.0%
  >90 days delinquent
    or in process
    of foreclosure              2            -         5          -            -         -         -          5        0.4%
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------
Total (b)                     217     $    237     $ 426     $  211    $     296     $  60    $  126   $  1,356      100.0%
                        ==========   ==========   =======   =======   ===========   ======   =======   ========   ==========
Valuation allowance                   $      2     $   9     $    -    $       6     $   2    $    7   $     26        1.9%
                        ----------   ----------   -------   -------   -----------   ------   -------   --------   ----------

----------
(a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)  Does not reflect valuation allowances.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Methodology used to estimate the allowance for credit losses

For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Allowance, beginning of year                         $     44     $     14     $      -
   Additions (reductions) to allowance for losses         (13)          44           14
   Charge-offs, net of recoveries                          (5)         (14)           -
                                                    ----------   ----------   ----------
Allowance, end of year                               $     26     $     44     $     14
                                                    ==========   ==========   ==========

The Company's impaired mortgage loans are as follows:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Impaired loans with valuation allowances             $     15     $     22     $      -
Impaired loans without valuation allowances                13           17            -
                                                    ----------   ----------   ----------
   Total impaired loans                                    28           39            -
Valuation allowances on impaired loans                     (4)          (6)           -
                                                    ----------   ----------   ----------
   Impaired loans, net                               $     24     $     33     $      -
                                                    ==========   ==========   ==========

The Company recognized $2 million each year in interest income on the above impaired mortgage loans for the years ended December 31, 2011 and 2010, respectively. The Company did not recognize any interest income on impaired loans for the year ended December 31, 2009.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

As of December 31, 2011, the Company held $25 million of commercial mortgage loans that had been modified in a TDR during 2011. The Company had no other loans that had been modified in a TDR during 2011. At December 31, 2011, those commercial mortgage loans that had been modified in a TDR during 2011 had related total allowances for credit losses of $3 million. The commercial mortgage loans modified in a TDR in 2011 are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2011 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $317 million and $109 million at December 31, 2011 and 2010, respectively, and were comprised of 35 partnerships and 29 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination /withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Investment income:
  Fixed maturities                                   $  1,100     $  1,117     $    959
  Equity securities                                         1            1            1
  Mortgage and other loans                                 78           74           89
  Policy loans                                             15           16           17
  Investment real estate                                    6            6            6
  Partnerships and other invested assets                    4           14           10
  Other investment income                                   1            5            6
                                                    ----------   ----------   ----------
Gross investment income                                 1,205        1,233        1,088
Investment expenses                                       (30)         (22)         (19)
                                                    ----------   ----------   ----------
Net investment income                                $  1,175     $  1,211     $  1,069
                                                    ==========   ==========   ==========

The carrying value of investments that produced no investment income during 2011 was $103 million, which is less than 0.5 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Sales of fixed maturity securities, available for
  sale                                               $    220     $     72     $     41
Sales of equity securities, available for sale              2            3            1
Mortgage and other loans                                   13          (24)           1
Investment real estate                                      -            -           (2)
Partnerships and other invested assets                      -            -            1
Derivatives                                                 8            4           16
Securities lending collateral, including
  other-than-temporary impairments                          -           28           (3)
Other-than-temporary impairments                         (125)        (205)        (324)
                                                    ----------   ----------   ----------
Net realized investment gains (losses) before
  taxes                                              $    118     $   (122)    $   (269)
                                                    ==========   ==========   ==========

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                    2011                  2010                  2009
                            -------------------   -------------------   -------------------
                              Gross      Gross      Gross      Gross      Gross      Gross
                            Realized   Realized   Realized   Realized   Realized   Realized
                              Gains     Losses      Gains     Losses      Gains     Losses
                            --------   --------   --------   --------   --------   --------
                                                     (In Millions)
Fixed maturity securities    $  228     $   (8)    $   83     $  (11)    $   60     $  (19)
Equity securities                 2          -          3          -          1          -
                            --------   --------   --------   --------   --------   --------
Total                        $  230     $   (8)    $   86     $  (11)    $   61     $  (19)
                            ========   ========   ========   ========   ========   ========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                    Twelve Months   Twelve Months    Nine Months
                                                                        Ended           Ended           Ended
                                                                     December 31,    December 31,   December 31,
                                                                         2011            2010           2009
                                                                    -------------   -------------   ------------
                                                                                    (In Millions)
Balance, beginning of year                                           $       697     $       603     $        -
Increases due to:
    Credit losses remaining in accumulated deficit related to
        adoption of new other-than-temporary impairment standard               -               -            539
    Credit impairments on new securities subject to impairment
        losses                                                                50              60             12
    Additional credit impairments on previously impaired
        securities                                                            69             143            116
Reductions due to:
    Credit impaired securities fully disposed for which there was
        no prior intent or requirement to sell                               (48)            (60)           (51)
    Credit impaired securities for which there is a current
        intent or anticipated requirement to sell                              -              (1)             -
    Accretion on securities previously impaired due to credit                (64)            (13)           (13)
Other                                                                          -             (35)             -
                                                                    -------------   -------------   ------------
Balance, end of year                                                 $       704     $       697     $      603
                                                                    =============   =============   ============

PURCHASED CREDIT IMPAIRED ("PCI") SECURITIES

Beginning in the second quarter of 2011, the Company purchased certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments, including both principal and interest and considering the effects of prepayments, for these PCI securities. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                              Acquisition
                                                           -----------------
                                                             (In Millions)
Contractually required payments (principal and interest)    $         1,350
Cash flows expected to be collected (a)                               1,052
Recorded investment in acquired securities                              724

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                                           December 31, 2011
                                                           -----------------
                                                             (In Millions)
Outstanding principal balance                               $           944
Amortized cost                                                          649
Fair value                                                              597

The following table presents activity for the accretable yield on PCI securities for the year ended December 31:

                                                                  2011
                                                           -----------------
                                                             (In Millions)
Balance, beginning of year                                  $             -
   Newly purchased PCI securities                                       329
   Accretion                                                            (37)
   Effect of changes in interest rate indices                            (8)
   Net reclassification from (to) non-accretable
      difference, including effects of prepayments                       65
                                                           -----------------
Balance, end of year                                        $           349
                                                           =================

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                         Derivative Assets      Derivative Liabilities
                                                     -----------------------   -----------------------
                                                      Notional       Fair       Notional       Fair
December 31, 2011                                    Amount (a)    Value (b)   Amount (a)    Value (b)
-----------------                                    ----------   ----------   ----------   ----------
                                                                       (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $    100     $      2     $      -     $      -
   Foreign exchange contracts                                5            -           30            9
   Equity contracts                                        149            7            5            -
   Other contracts (c)                                      23            -          688           44
                                                     ----------   ----------   ----------   ----------
Total derivatives, gross                              $    277            9     $    723           53
                                                     ==========   ----------   ==========   ----------
Less: Bifurcated embedded derivatives                                     -                        44
                                                                  ----------                ----------
Total derivatives on balance sheets                                $      9                  $      9
                                                                  ==========                ==========

                                                         Derivative Assets      Derivative Liabilities
                                                     -----------------------   -----------------------
                                                      Notional       Fair       Notional       Fair
December 31, 2010                                    Amount (a)    Value (b)   Amount (a)    Value (b)
-----------------                                    ----------   ----------   ----------   ----------
                                                                       (In Millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $     49     $      1     $      -     $      -
   Foreign exchange contracts                                5            -           36           16
   Equity contracts                                         94            2            -            -
   Other contracts (c)                                      22            -          528           19
                                                     ----------   ----------   ----------   ----------
Total derivatives, gross                              $    170            3     $    564           35
                                                     ==========   ----------   ==========   ----------
Less: Bifurcated embedded derivatives (d)                                 -                        19
                                                                  ----------                ----------
Total derivatives on balance sheets                                $      3                  $     16
                                                                  ==========                ==========

(a) Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.

(d) 2010 includes a change in valuation assumptions relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment,

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the statements of income:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
Derivatives not designated as hedging instruments
   Interest rate contracts                           $     (1)    $      -     $     (9)
   Foreign exchange contracts                               4          (10)          (5)
   Equity contracts                                        24           (2)         (35)
   Other contracts                                        (19)          16           65
                                                    ----------   ----------   ----------
Total                                                $      8     $      4     $     16
                                                    ==========   ==========   ==========

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2011 and 2010, the Company had $9 million and $16 million, respectively, of net derivative liabilities outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but rather is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs were zero and $1 million at December 31, 2011 and 2010, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                         Maximum Exposure to Loss
                                                 ---------------------------------------
                                    Total VIE     On-Balance   Off-Balance
                                      Assets        Sheet         Sheet         Total
                                   -----------   -----------   -----------   -----------
                                                       (In Millions)
December 31, 2011
Real estate and investment funds    $   2,005     $      60     $       -     $      60
Maiden Lane II                          9,254           111             -           111
                                   -----------   -----------   -----------   -----------
Total                               $  11,259     $     171     $       -     $     171
                                   ===========   ===========   ===========   ===========
December 31, 2010
Real estate and investment funds    $   2,086     $      34     $       1     $      35
Maiden Lane II                         16,455           107             -           107
                                   -----------   -----------   -----------   -----------
Total                               $  18,541     $     141     $       1     $     142
                                   ===========   ===========   ===========   ===========

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of unconsolidated VIEs was classified on the Company's balance sheets as follows:

                                           At December 31,
                                        ---------------------
                                           2011        2010
                                        ---------   ---------
                                            (In Millions)
Assets:
   Fixed maturity securities, trading    $   111     $   107
   Other invested assets                      60          34
                                        ---------   ---------
Total assets                             $   171     $   141
                                        =========   =========

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2011 or 2010.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 4 and 17 herein for further discussion.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                             2011         2010         2009
                                                          ----------   ----------   ----------
                                                                      (In Millions)
Balance at January 1                                       $    582     $    731     $    816
  Deferrals                                                      94           89          114
  Accretion of interest/amortization                            (95)         (94)         (81)
  Effect of unlocking assumptions used in
    estimating future gross profits                               5           (9)         (10)
  Effect of realized (gains) losses on securities (a)           (13)          18         (126)
  Effect of unrealized (gains) losses on securities (b)         (15)        (153)          18
                                                          ----------   ----------   ----------
Balance at December 31                                     $    558     $    582     $    731
                                                          ==========   ==========   ==========

(a) 2009 includes a decrease of $134 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(b) 2009 includes an increase of $131 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

The following table summarizes the activity in deferred sales inducements:

                                                             2011         2010         2009
                                                          ----------   ----------   ----------
                                                                      (In Millions)
Balance at January 1                                       $     94     $    120     $    111
  Deferrals                                                      27           25           17
  Accretion of interest/amortization                            (26)         (22)          (1)
  Effect of realized (gains) losses on securities (a)            (2)           9          (28)
  Effect of unrealized (gains) losses on securities (b)           2          (38)          21
                                                          ----------   ----------   ----------
Balance at December 31                                     $     95     $     94     $    120
                                                          ==========   ==========   ==========

(a) 2009 includes a decrease of $30 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

(b) 2009 includes an increase of $30 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2011, unlocking decreased amortization due to improved persistency for annuities. In 2010, unlocking increased amortization due to improved mortality for life insurance. In 2009, the unlocking was primarily the result of reductions in the long-term growth rate assumptions and deteriorating equity market conditions early in the year.

The Company continued to migrate certain blocks of reserves and DAC from various legacy systems to a different valuation system. In 2011, approximately $400 million of reserves were migrated. There was no DAC migrated in 2011. During 2010 and 2009, the corresponding amounts were approximately $160 million and $1.3 billion of reserves and $55 million and $106 million of DAC, respectively, at the point of conversion.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                      2011         2010
                                   ----------   ----------
                                        (In Millions)
Future policy benefits:
  Ordinary life                     $    691     $    684
  Group life                             118           94
  Life contingent annuities            2,984        2,582
  Terminal funding                     1,167        1,197
  Accident and health                    510          643
                                   ----------   ----------
Total                               $  5,470     $  5,200
                                   ==========   ==========

Policyholder contract deposits:
  Annuities                         $ 11,945     $ 10,612
  Corporate-owned life insurance          44           43
  Universal life                       1,971        1,968
  Other contract deposits                 84           85
                                   ----------   ----------
Total                               $ 14,044     $ 12,708
                                   ==========   ==========

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to 8.5 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a pre-tax decrease of $227 million and $217 million to accumulated other comprehensive income in 2011 and 2010, respectively, as a consequence of the recognition of additional policyholder benefit reserves. A deferred tax benefit of $79 million and $76 million in 2011 and 2010, respectively, was recorded related to these adjustments, resulting in a $148 million and $141 million decrease to comprehensive income and total shareholder's equity in 2011 and 2010, respectively.

For the year ended December 31, 2011 the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $127 million as a consequence of actual loss recognition. There was no actual loss recognition recorded in 2010 or 2009.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The liability for future policy benefits has been established on the basis of the following assumptions:

..    Interest rates (exclusive of immediate/terminal  funding annuities),  which vary by year of issuance and products, range from 1.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than 0.5 percent.

..    Mortality and surrender rates are based upon actual experience  modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately 15.1 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions:

..    Interest  rates  credited  on  deferred  annuities,  which  vary by year of issuance, range from 1.0 percent to 9.0 percent. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 9.0 percent grading to zero over a period of zero to 9 years.

..    Interest  rates on  corporate-owned  life  insurance are  guaranteed at 4.0 percent and the weighted average rate credited in 2011 was 4.3 percent.

..    The universal life policies have credited interest rates of 2.95 percent to
     8.0 percent and guarantees ranging from 1.0 percent to 4.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 9.0 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 17.4 percent of life insurance in force at December 31, 2011.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3 million each year in 2011, 2010 and 2009, respectively, and are included in policyholder benefits in the statements of income.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

GMDB, GMWB and GMAV

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                            2011                             2010
                                               ------------------------------   ------------------------------
                                                Net Deposits                     Net Deposits
                                                   Plus a          Highest          Plus a          Highest
                                                  Minimum      Contract Value      Minimum      Contract Value
                                                   Return         Attained          Return         Attained
                                               -------------   --------------   -------------   --------------
                                                                       ($ In Millions)
In the event of death (GMDB)
   Account value                                $       269     $        630     $       240     $        648
   Net amount at risk (a)                                15               79               9               52
   Average attained age of contract holders              64               65              67               66
   Range of guaranteed minimum return rates     0.00%-10.00%                     0.00%-10.00%

Annual withdrawals at specified date (GMWB)
   Account value                                $       467                      $       392
   Net amount at risk (b)                                64                               33
   Weighted average period remaining until
      guaranteed payment                           17 years                         19 years

Accumulation at specified date (GMAV)
   Account value                                $        48                      $        60
   Net amount at risk (c)                                 3                                2
   Weighted average period remaining until
      guaranteed payment                            4 years                          5 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal at the same balance sheet date.

(c) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB) and policyholder contract deposits (GMAV/GMWB) on the balance sheets:

                                   2011           2010
                               ------------   ------------
                                      (In Millions)
Balance at January 1            $       16     $      32
Guaranteed benefits incurred            24           (15)
Guaranteed benefits paid                (1)           (1)
                               ------------   ------------
Balance at December 31          $       39     $      16
                               ============   ============

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2011:

     .    Data  used  was  up  to  1,000  stochastically   generated  investment
          performance scenarios.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

     .    Mean  investment  performance  assumptions  ranged from 7.5 percent to
          10.0 percent depending on the block of business.

     .    Volatility assumption was 16.0 percent.

     . Mortality was assumed at 50 percent to 87.5 percent of the 1975-80 SOA Ultimate and 1994 VA GMDB mortality tables.

     . Lapse rates vary by contract type and duration and range from 0 percent to 40 percent with an average of 12.1 percent.

     .    The discount rate was 8.0 percent.

9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                                 2011         2010         2009
                                                              ----------   ----------   ----------
                                                                          (In Millions)
Balance as of January 1, net of reinsurance recoverable        $    149     $    669     $    708

Add: Incurred losses related to:
Current year                                                         64           72           81
Prior years                                                         217          118          124
                                                              ----------   ----------   ----------
Total incurred losses                                               281          190          205
                                                              ----------   ----------   ----------

Deduct: Paid losses related to:
Current year                                                         66           72           90
Prior years                                                         247          638          154
                                                              ----------   ----------   ----------
Total paid losses                                                   313          710          244
                                                              ----------   ----------   ----------

Balance as of December 31, net of reinsurance recoverable           117          149          669
Reinsurance recoverable                                               3            5            4
                                                              ----------   ----------   ----------
Balance as of December 31, gross of reinsurance recoverable    $    120     $    154     $    673
                                                              ==========   ==========   ==========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million. For employer group life business, the Company limits its exposure to $500 thousand on any coverage per policy. For employer group long term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

Reinsurance transactions for the years ended December 31, 2011, 2010 and 2009 were as follows:

                                                                                              Percentage
                                                                  Assumed From                 of Amount
                                                 Ceded to Other       Other          Net        Assumed
                                  Gross Amount      Companies       Companies      Amount       to Net
                                  ------------   --------------   ------------   ----------   ----------
                                                               (In Millions)
December 31, 2011
Life insurance in force            $  127,327     $     20,359     $      476     $ 107,444       0.44%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      357     $        147     $        1     $     211       0.47%
  Accident and health insurance           279               10              -           269       0.00%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      636     $        157     $        1     $     480       0.21%
                                  ============   ==============   ============   ==========

December 31, 2010
Life insurance in force            $  124,979     $     22,584     $      544     $ 102,939       0.53%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      372     $        137     $        1     $     236       0.42%
  Accident and health insurance           291               19              -           272       0.00%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      663     $        156     $        1     $     508       0.20%
                                  ============   ==============   ============   ==========

December 31, 2009
Life insurance in force            $  131,988     $     24,736     $      601     $ 107,853       0.56%
                                  ============   ==============   ============   ==========
Premiums:
  Life insurance and annuities     $      392     $        130     $        2     $     264       0.76%
  Accident and health insurance           341               38             (1)          302      -0.33%
                                  ------------   --------------   ------------   ----------
Total premiums                     $      733     $        168     $        1     $     566       0.18%
                                  ============   ==============   ============   ==========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the balance sheets. Reinsurance recoverable on paid losses was approximately $23 million and $30 million at December 31, 2011 and 2010, respectively. Reinsurance recoverable on unpaid losses was approximately $17 million and $20 million at December 31, 2011 and 2010, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $122 million, $118 million and $103 million for the years ended 2011, 2010 and 2009, respectively.

During 2010, the Company fully terminated and recaptured the reinsurance treaty with Swiss Re Life and Health America, Inc. for a specified block of disability income business. The recapture resulted in a pre-tax gain of $217 thousand.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures a 90 percent quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2011, 2010 and 2009 was a pre-tax expense of approximately $7 million, $6 million and $6 million, respectively, representing the risk charge associated with the reinsurance agreement.

11. DEBT

ADVANCES FROM THE FEDERAL HOME LOAN BANK OF NEW YORK

In 2011, the Company became a member of the Federal Home Loan Bank ("FHLB") of New York. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. At December 31, 2011, the carrying value of the Company's ownership in the FHLB of New York was $5 million, which was reported as partnerships and other invested assets. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of New York to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of New York's recovery would generally be limited to the amount of the Company's liability under advances borrowed. The Company plans to obtain funding, in the form of cash advances, from the FHLB of New York in 2012. See Note 17.

12. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

LEASES

The Company has various long-term, noncancelable operating leases for office space which expire at various dates through 2013. At December 31, 2011, the future minimum lease payments under the operating leases are as follows:

                                (In Millions)
                        2012     $        3
                        2013              3
                                ------------
                        Total    $        6
                                ============

Rent expense was $3 million each year for the years ended December 31, 2011, 2010 and 2009 respectively.

COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

The Company had commitments to provide funding to various limited partnerships totaling $84 million and $73 million for the periods ended December 31, 2011 and 2010, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $68 million of the total commitments at December 31, 2011 are currently expected to expire by 2012, and the remainder by 2016 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

MORTGAGE LOAN COMMITMENTS

The Company had $37 million in commitments relating to mortgage loans at December 31, 2011.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

CONTINGENT LIABILITIES

SUPERIOR NATIONAL MATTER

In 1997, USLIFE Corporation (the former parent of the Company) entered into the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind the Superior National contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National. Subsequent settlements were made with Centre Insurance Company in 2004 and Converium Insurance in 2005. Arbitration was decided in favor of Superior National in 2007, but was appealed by the Company to the United States Court of Appeals for the Ninth Circuit ("the Ninth Circuit"). The appeals process continued until 2010.

Pre-tax losses, prior to allocated investment income, recorded by the Company related to the Superior National treaty totaled $29 million in 2009. These losses were principally driven by the accretion of interest and discounted present value.

As of December 31, 2009, the Company recorded a liability of $639 million, which represented a decrease of $23 million over the December 31, 2008 recorded liability of $662 million. This decrease was driven by a draw-down of $53 million from funds held on deposit by the Company to secure its obligations under the 1998 treaty ("Special California Schedule P Deposit") to reimburse Superior National for claim amounts billed subsequent to the February 2007 arbitration ruling and offset by increases in interest charges.

On January 4, 2010, the Ninth Circuit denied the Company's appeal and affirmed the arbitration award in favor of Superior National Insurance Company in Liquidation ("SNICIL"). On January 19, 2010, the Company filed a petition for a rehearing before the entire Ninth Circuit panel of judges. The Ninth Circuit, in turn, directed SNICIL to file a response to the Company's petition.

On March 19, 2010, the Ninth Circuit denied the petition for rehearing. On March 25, 2010, the Company filed a motion to stay the mandate for entry of judgment pending a filing of a petition for certiorari in the Supreme Court of the United States. On March 28, 2010, the Ninth Circuit granted the motion to stay.

On June 18, 2010, the California liquidation court "so ordered" the parties' agreed stipulation under which $186 million of the Special Schedule P Deposit would be released to the California Insurance Commissioner for distribution to the California Insurance Guarantee Association in partial satisfaction of the judgment against the Company. The release of the $186 million from the Special Schedule P Deposit was made by wire transfer to the Commissioner on June 21, 2010. On June 18, 2010, the Company paid the balance of the judgment, with interest on the full amount, amounting to approximately $343 million. The total amount paid to satisfy the judgment was approximately $529 million.

The Company negotiated with SNICIL and on October 8, 2010 accepted their commutation offer of $139 million. On January 13, 2011, the California Liquidation Court approved the commutation agreement.

As of December 31, 2010, the Company recorded a liability of $139 million for amounts due to Superior National Insurance Group. The outstanding balance was paid by release of the Special Schedule P Deposit on January 28, 2011. The remaining Special Schedule P Deposit funds were released to the Company in February, 2011. With this settlement, the Company's obligations under this treaty are fully satisfied or otherwise discharged.

LEGAL AND REGULATORY MATTERS

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $65 million and $56 million for these guaranty fund assessments at December 31, 2011, and 2010, respectively, which is reported within other liabilities in the accompanying balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

13. SHAREHOLDER'S EQUITY

Capital contributions received by the Company were as follows:

                                               2011         2010         2009
                                            ----------   ----------   ----------
                                                        (In Millions)
Cash from Parent                             $      -     $      -     $    500
                                            ----------   ----------   ----------
    Total cash contributions                        -            -          500
Contributions of securities at fair value           -            -          131
All other non cash contributions                    1            1            1
                                            ----------   ----------   ----------
    Total capital contributions              $      1     $      1     $    632
                                            ==========   ==========   ==========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The components of accumulated other comprehensive income (loss) are as follows:

                                                               2011         2010         2009
                                                            ----------   ----------   ----------
                                                                        (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                    $  1,639     $  1,164     $    850
   Gross unrealized losses                                       (422)        (384)        (979)
Net unrealized gains on other invested assets                       8            3            4
Adjustments to DAC and deferred sales inducements                (128)        (115)          76
Insurance loss recognition                                       (444)        (217)           -
Deferred federal and state income tax (expense) benefit          (241)        (159)          30
                                                            ----------   ----------   ----------
   Accumulated other comprehensive income (loss) (a)         $    412     $    292     $    (19)
                                                            ==========   ==========   ==========

(a)  Includes  a decrease  of $592  million  in 2009  related to the  cumulative
     effect  of  adopting  a  new  other-than-temporary   impairment  accounting
     standard. See Note 2 for additional disclosures on this standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the New York State Department of Financial Services ("NYDFS") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of New York without obtaining the prior approval of the New York State Superintendent of Insurance is limited to the lesser of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations not in excess of unassigned surplus. The maximum dividends payout that may be made in 2012 without prior approval of the New York State Superintendent of Insurance is $181 million.

In 2011, the Company paid dividends totaling $116 million to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The NYDFS has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the NYDFS to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. This statutory restatement resulted in an increase in statutory unassigned funds of $1.9 billion to offset the Company's losses incurred as a result of its participation in the Securities Lending Program, and a corresponding decrease in statutory gross paid-in and contributed statutory surplus of $1.9 billion. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                   2011         2010         2009
                                ----------   ----------   ----------
                                            (In Millions)
Statutory net income             $    107     $    102     $    383
Statutory capital and surplus    $  1,842     $  1,913     $  1,777

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

14. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                        2011         2010         2009
                                     ----------   ----------   ----------
                                                 (In Millions)

Current                               $     72     $    (30)    $    (49)
Deferred                                   (74)        (154)          69
                                     ----------   ----------   ----------
Total income tax expense (benefit)    $     (2)    $   (184)    $     20
                                     ==========   ==========   ==========

The US statutory income tax rate is 35 percent for 2011, 2010 and 2009. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2011         2010         2009
                                                    ----------   ----------   ----------
                                                                (In Millions)
US federal income tax (benefit) at statutory rate    $     88     $     78     $     11
Adjustments:
   Valuation allowance                                   (109)        (267)           7
   State income tax                                        14            7            3
   Dividends received deduction                            (1)          (1)          (1)
   IRS audit settlements                                    4            -            1
   Other credits, taxes and settlements                     2           (1)          (1)
                                                    ----------   ----------   ----------
Total income tax expense (benefit)                   $     (2)    $   (184)    $     20
                                                    ==========   ==========   ==========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2011         2010
                                                                          ----------   ----------
                                                                               (In Millions)
Deferred tax assets:
  Excess capital losses and other tax carryovers                           $    615     $    711
  Basis differential of investments                                             135          249
  State deferred tax benefits                                                    52           61
  Policy reserves                                                               431          146
  Other                                                                          23           22
                                                                          ----------   ----------
  Total deferred tax assets before valuation allowance                        1,256        1,189
  Valuation allowance                                                          (643)        (752)
                                                                          ----------   ----------
  Total deferred tax assets                                                     613          437
Deferred tax liabilities:
  Deferred policy acquisition costs                                            (186)        (177)
  Basis differential of investments                                              (8)           -
  Net unrealized gains on debt and equity securities available for sale        (385)        (230)
  State deferred tax liabilities                                                (11)           -
  Other                                                                         (33)         (27)
                                                                          ----------   ----------
  Total deferred tax liabilities                                               (623)        (434)
                                                                          ----------   ----------
Net deferred tax asset (liability)                                         $    (10)    $      3
                                                                          ==========   ==========

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

The net deferred tax asset (liability) is included with current taxes in income taxes payable to Parent for 2011 and income taxes receivable for 2010 on the balance sheets.

At December 31, 2011, the Company had the following capital loss carryforwards:

                            Amount      Year expired
                        -------------   ------------
                        (In Millions)
                2008     $     1,628        2013
                2009             129        2014
                        -------------
                Total    $     1,757
                        =============

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $1.3 billion and concluded that a $643 million valuation allowance was required to reduce the deferred tax asset at December 31, 2011 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on the securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of AIG, the continuing earnings strength of the businesses AIG intends to retain and AIG's announced debt and preferred stock transactions with the New York Fed and U.S. Department of the Treasury (the "Department of the Treasury"), respectively, together with other actions AIG is taking, when assessing the ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or it results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                         -----------------------
                                                            2011         2010
                                                         ----------   ----------
                                                              (In Millions)
Gross unrecognized tax benefits at beginning of period    $     10     $      -
   Increases in tax positions for prior years                    -           10
                                                         ----------   ----------
Gross unrecognized tax benefits at end of period          $     10     $     10
                                                         ==========   ==========

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2011, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2011 and 2010, the Company's unrecognized tax benefits, excluding interest and penalties, were $10 million each year. As of December 31, 2011 and 2010, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $1 million each year.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2011 and December 31, 2010, the Company had accrued approximately $511 thousand and $335 thousand, respectively, for the payment of interest (net of federal tax) and penalties. For the years ended December 31, 2011 and 2010, the Company recognized an expense of $176 thousand and $323 thousand, respectively, of interest (net of federal tax) and penalties in the statements of income. The Company did not recognize interest and penalties expense in 2009.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001 to 2011 remain subject to examination by major tax jurisdictions.

15. RELATED-PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On January 14, 2011 (the "Closing"), AIG completed a series of integrated transactions to recapitalize AIG (the "Recapitalization") with the Department of the Treasury, and the New York Fed and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008. At the Closing, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. The funds for the repayment came from the net cash proceeds from AIG's sale of 67 percent of the ordinary shares of AIA Group Limited ("AIA") in its initial public offering and from AIG's sale of American Life Insurance Company ("ALICO") in 2010.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income ceded to affiliates was $456 thousand, $11 million and $28 million for the

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

years ended December 31, 2011, 2010 and 2009, respectively. Commission ceded to affiliates was $69 thousand, $2 million and $4 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2011, 2010 and 2009, the Company was charged $112 million, $115 million and $134 million, respectively, for expenses attributed to the Company. Accounts payable for such services at December 31, 2011 and 2010 were not material.

The Company provides life insurance coverage to employees of AIG and its domestic subsidiaries in connection with AIG's employee benefit plans. The statements of income include $10 million in premiums relating to this business for 2011, $12 million for 2010 and $14 million for 2009.

The Company pays commissions, including support fees to defray marketing and training costs, to four affiliated broker-dealers for distributing its annuity products. Commissions paid to these broker-dealers totaled $2 million, $1 million and $1 million in 2011, 2010 and 2009, respectively. These affiliated broker-dealers represented approximately 1.3 percent, 1.0 percent and 0.4 percent of premiums received in 2011, 2010 and 2009, respectively.

Pursuant to a Service and Expense Agreement, AIG provides, or causes to be provided, administrative, marketing, accounting, occupancy, and data processing services to the Company. The Company is billed in accordance with Regulation 30 or Regulation 33, as applicable, of the New York Insurance Department, and billed amounts do not exceed the cost to AIG. Amounts paid for services rendered pursuant to this agreement were $13 million, $14 million and $11 million in 2011, 2010 and 2009, respectively. The component of such costs that relate to the production or acquisition of new business during these periods amounted to $357 thousand, $2 million and $1 million in 2011, 2010 and 2009, respectively, and is deferred and amortized as part of DAC. The other components of these costs are included in general and administrative expenses in the statements of income.

An affiliate of the Company is responsible for the administration of the Company's fixed annuity contracts and is reimbursed for the cost of administration. Costs charged to the Company to administer these policies were approximately $4 million, $3 million and $4 million in 2011, 2010 and 2009, respectively. Additionally, costs charged to the Company for marketing such policies amounted to $5 million, $4 million and $5 million for the years ended December 31, 2011, 2010 and 2009, respectively, and are deferred and amortized as part of DAC. The Company believes these costs are less than the Company would have incurred to administer these policies internally.

Pursuant to an Investment Advisory Agreement, the majority of the Company's invested assets are managed by an affiliate of the Company. The allocation of such costs for investment management services is based on the level of assets under management. The investment management fees incurred were $8 million, $5 million and $3 million in 2011, 2010 and 2009, respectively.

On February 1, 2004, the Company entered into an administrative services agreement with its affiliate AIG SunAmerica Asset Management Corp. ("SAAMCo"), whereby SAAMCo will pay to the Company a fee based on a percentage of all assets invested through the Company's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for the Company's variable annuity products. Amounts earned by the Company under this agreement totaled $3 million, $2 million and $2 million in 2011, 2010 and 2009, respectively, and are included in other revenues in the statements of income.

FINANCING ARRANGEMENTS

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SunAmerica Annuity and Life Assurance Company ("SAAL"), dated February 15, 2004, whereby the Company has the right to borrow up to $15 million from SAAL. This arrangement was amended and restated solely for the purpose of reflecting the name change of AIG SunAmerica Life Assurance Company to SAAL. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

On February 15, 2004, the Company entered into a short-term financing arrangement with SAAL whereby SAAL has the right to borrow up to $15 million from the Company. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

On February 15, 2004, the Company entered into a short-term financing arrangement with SunAmerica Investments, Inc. ("SAII") whereby the Company has the right to borrow up to $15 million from SAII. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

On January 20, 2004, the Company entered into a short-term financing arrangement with the SALIC whereby the Company has the right to borrow up to $15 million from the SALIC and vice versa. Any advances made under this arrangement must be repaid within 30 days. There were no outstanding balances under this arrangement at December 31, 2011 and 2010.

NOTES OF AFFILIATES

On December 27, 2006, the Company invested $117 million in a 5.18 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on December 27, 2011. The Company recognized interest income of $6 million each year on the Note during 2011, 2010 and 2009, respectively. Upon maturity, the Company reinvested the $117 million in a 2.25 percent Senior Promissory Note due December 27, 2013, issued by SAFG, Inc. The Company recognized interest income of $29 thousand on the Note during 2011.

On September 15, 2006, the Company invested $5 million in a 5.57 percent fixed rate Senior Promissory Note issued by SAFG, Inc. which matured on September 15, 2011. The Company recognized interest income of $196 thousand, $279 thousand and $279 thousand on the Note during 2011, 2010 and 2009, respectively.

On December 7, 2005, the Company acquired 5.75 percent Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $30 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained 13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $1 million and $2 million on the Notes while they were still considered an affiliate during 2009 and 2008, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

NATIONAL UNION AND AMERICAN HOME GUARANTEES

Due to the merger of AIL into the Company at December 31, 2010, policies that were originally issued by AIL are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), while policies issued by the Company are guaranteed by American Home Assurance Company ("American Home"). Both guarantors are indirect wholly owned subsidiaries of AIG. National Union and American Home have terminated the General Guarantee Agreements dated July 13, 1998 and March 3, 2003, respectively (the "Guarantees") with respect to prospectively issued policies and contracts issued by AIL or the Company. Both of the Guarantees terminated on April 30, 2010 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover all policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. The Guarantees provide that the policyowners owning policies issued by AIL or the Company with a date of issue earlier than the Point of Termination can enforce the applicable Guarantee directly against National Union or American Home.

Insurance policy obligations for individual and group policies issued by FSA prior to January 31, 2008, are guaranteed (the "FSA Guarantee") by American Home. As of January 31, 2008 (the "FSA Point of Termination"), the FSA Guarantee was terminated for prospectively issued policies. The FSA Guarantee will not cover any policies with a date of issue later than the FSA Point of Termination. The FSA Guarantee will, however, continue to cover

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

insurance obligations on policies issued by FSA with a date of issue earlier than the FSA Point of Termination, including obligations arising from purchase payments received with respect to these policies after the FSA Point of Termination. The FSA Guarantee provides that the policyowners owning policies issued by the Company with a date of issue earlier than the FSA Point of Termination can enforce the FSA Guarantee directly against American Home.

National Union's and American Home's audited statutory financial statements are filed with the SEC, as applicable, as part of the Company's registration statements for its variable products that were issued prior to the Point of Termination and the FSA Point of Termination.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

OTHER

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the Chartis group of AIG. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $2.2 billion and $2.3 billion at December 31, 2011 and 2010, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving Chartis members where those Chartis members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the Chartis members were no longer contingently liable for the payments to the claimant.

16. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                    NOTES TO FINANCIAL STATEMENTS (Continued)

17. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

ML II

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $18 million on March 1, 2012 and additional cash receipts of $113 million on March 15, 2012 from ML II that consisted of $66 million, $9 million, and $38 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received by the Company from ML II, $131 million, was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

FHLB CASH ADVANCE

On February 1, 2012, the Company borrowed $5 million as a cash advance from the FHLB of New York. The fair value of collateral pledged to secure advances obtained from the FHLB of New York on January 27, 2012, was $6 million.

SECURITIES LENDING PROGRAM

The Company has adopted a new securities lending program intended to provide an additional source of liquidity for the Company, pursuant to which the Company is able to raise liquidity through secured borrowings backed by its existing securities portfolio. The targeted program was approved by the Company's board of directors in February 2012. No securities lending transactions have been entered into under the program.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2011, 2010 AND 2009

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       DECEMBER 31, 2011, 2010 AND 2009

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 19
Note 3 - Investments................................................................. 24
Note 4 - Reserves for Losses and LAE................................................. 36
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 53
Note 7 - Deposit Accounting Assets and Liabilities................................... 57
Note 8 - Federal Income Taxes........................................................ 58
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 66
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 70
Note 11 - Contingencies.............................................................. 72
Note 12 - Other Significant Matters.................................................. 85
Note 13 - Subsequent Events.......................................................... 87

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Co. of Pittsburgh, Pa. (the Company) as of December 31, 2011 and 2010, and the related statutory statements of operations and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the three years then ended December 31, 2011.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years then ended December 31, 2011, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009 the Company adopted SSAP No. 10R, INCOME TAXES - REVISED, A TEMPORARY REPLACEMENT TO SSAP NO. 10 and SSAP No. 43R--REVISED LOAN-BACKED AND STRUCTURED SECURITIES. The Company has reflected the effects of these adoptions within CHANGES IN ACCOUNTING PRINCIPLES on the Statements of Changes in Capital and Surplus.

/s/ PricewaterhouseCoopers LLP

April 25, 2012
New York, New York

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                         STATEMENTS OF ADMITTED ASSETS
                              STATUTORY BASIS AS
                         OF DECEMBER 31, 2011 AND 2010
                                (000'S OMITTED)



AS OF DECEMBER 31,                                                                                    2011         2010
------------------                                                                                -----------  -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2011--$15,244,619; 2010--$14,120,892)......... $14,912,275  $13,919,307
   Stocks:.......................................................................................
   Common stocks, at fair value adjusted for non admitted assets (cost: 2011--$1,524,721; 2010--
     $1,495,718).................................................................................   6,911,789    6,511,306
   Preferred stocks, primarily at fair value (cost: 2011--$0; 2010--$217)........................          --          217
   Other invested assets (cost: 2011--$3,441,378; 2010--$2,655,674)..............................   3,938,581    3,238,585
   Derivatives...................................................................................       2,509           --
   Short-term investments, at amortized cost (approximates fair value)...........................     135,690    1,621,934
   Overdraft and cash equivalents................................................................    (137,545)    (134,915)
   Receivable for securities.....................................................................       3,639          565
                                                                                                  -----------  -----------
       TOTAL CASH AND INVESTED ASSETS............................................................  25,766,938   25,156,999
                                                                                                  -----------  -----------
Investment income due and accrued................................................................     155,112      180,797
Agents' balances or uncollected premiums:
   Premiums in course of collection..............................................................     458,922      377,660
   Premiums and installments booked but deferred and not yet due.................................     363,136      432,688
   Accrued retrospective premiums................................................................   1,453,867    1,528,069
Amounts billed and receivable from high deductible policies......................................      40,229       34,708
Reinsurance recoverable on loss payments.........................................................     378,204      416,132
Funds held by or deposited with reinsurers.......................................................      75,887       43,767
Federal income taxes recoverable from affiliates.................................................          --       34,361
Net deferred tax assets..........................................................................     873,540    1,000,337
Equities in underwriting pools and associations..................................................     281,764      575,123
Receivables from parent, subsidiaries and affiliates.............................................     167,165    2,026,969
Other admitted assets............................................................................     390,680      440,464
                                                                                                  -----------  -----------
       TOTAL ADMITTED ASSETS..................................................................... $30,405,444  $32,248,074
                                                                                                  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2011 AND 2010
                   (000'S OMITTED EXCEPT SHARE INFORMATION)


AS OF DECEMBER 31,                                                                                2011        2010
------------------                                                                             ----------- -----------
                                                     LIABILITIES

Reserves for losses and loss adjustment expenses.............................................. $12,342,958 $14,214,768
Unearned premium reserves.....................................................................   2,567,425   2,996,516
Commissions, premium taxes, and other expenses payable........................................     319,077     238,588
Reinsurance payable on paid loss and loss adjustment expenses.................................      87,857     163,698
Current federal taxes payable to parent.......................................................      61,853          --
Funds held by company under reinsurance treaties..............................................   1,031,053     139,264
Provision for reinsurance.....................................................................      77,539     101,251
Ceded reinsurance premiums payable, net of ceding commissions.................................     363,527     383,332
Collateral deposit liability..................................................................     384,576     431,011
Payable to parent, subsidiaries and affiliates................................................     180,971     367,961
Derivatives...................................................................................          --      11,263
Other liabilities.............................................................................     374,601     459,607
                                                                                               ----------- -----------
   TOTAL LIABILITIES..........................................................................  17,791,437  19,507,259
                                                                                               ----------- -----------
                                           CAPITAL AND SURPLUS

Common capital stock, $5.00 par value, 1,000,000 shares authorized, 895,750 shares issued and
  outstanding                                                                                        4,479       4,479
Capital in excess of par value................................................................   6,379,762   6,237,997
Unassigned surplus............................................................................   5,628,656   5,898,315
Special surplus tax--SSAP 10R.................................................................     600,868     599,502
Special surplus funds from retroactive reinsurance............................................         242         522
                                                                                               ----------- -----------
   TOTAL CAPITAL AND SURPLUS..................................................................  12,614,007  12,740,815
                                                                                               ----------- -----------
   TOTAL LIABILITIES, CAPITAL, AND SURPLUS.................................................... $30,405,444 $32,248,074
                                                                                               =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


FOR THE YEARS ENDED DECEMBER 31,                                                             2011         2010         2009
--------------------------------                                                         -----------  -----------  -----------
                                                  STATEMENTS OF OPERATIONS
Underwriting income:
 Premiums earned........................................................................ $ 5,195,920  $ 5,244,486  $ 6,071,466
                                                                                         -----------  -----------  -----------
Underwriting deductions:
 Losses incurred........................................................................   3,760,257    4,787,494    4,753,215
 Loss adjustment expenses incurred......................................................     600,635      921,320      774,866
 Other underwriting expenses incurred...................................................   1,312,793    1,392,409    1,439,581
                                                                                         -----------  -----------  -----------
Total underwriting deductions...........................................................   5,673,685    7,101,223    6,967,662
                                                                                         -----------  -----------  -----------
Net underwriting loss...................................................................    (477,765)  (1,856,737)    (896,196)
                                                                                         -----------  -----------  -----------
Investment income:
 Net investment income earned...........................................................     963,300    1,095,908    1,032,274
 Net realized capital gains (net of capital gains tax: 2011--$0; 2010--$17,767; 2009--
   $930,452)............................................................................     172,160        8,838      352,053
                                                                                         -----------  -----------  -----------
Net investment gain.....................................................................   1,135,460    1,104,746    1,384,327
                                                                                         -----------  -----------  -----------
Net (loss) gain from agents' or premium balances charged-off............................     (17,201)      21,847      (37,084)
Finance and service charges not included in premiums....................................          --           --        4,851
Other (expense) income..................................................................     (37,751)      41,388        7,951
                                                                                         -----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES                      602,743     (688,756)     463,849
Federal income tax expense (benefit)....................................................       6,340       (3,590)    (377,136)
                                                                                         -----------  -----------  -----------
 NET INCOME (LOSS)...................................................................... $   596,403  $  (685,166) $   840,985
                                                                                         ===========  ===========  ===========
                                               CHANGES IN CAPITAL AND SURPLUS
Capital and surplus, as of December 31, previous year................................... $12,740,815  $12,658,360  $11,825,423
 Adjustment to beginning surplus........................................................    (372,990)     (50,874)    (126,308)
                                                                                         -----------  -----------  -----------
Capital and surplus, as of January 1,...................................................  12,367,825   12,607,486   11,699,115
 Changes in accounting principles (refer to Note 2).....................................
   Adoption of SSAP 10R.................................................................          --           --      242,874
   Cumulative effect of changes in accounting principles................................          --           --      (91,387)
 Other changes in capital and surplus:..................................................
   Net income...........................................................................     596,403     (685,166)     840,985
   Change in net unrealized capital gains (losses) (net of capital gains tax (benefit)
     expense: 2011--$(3,265); 2010--$63,042; 2009--$(20,011))...........................     390,040      428,758     (434,565)
   Change in net deferred income tax....................................................     170,542       35,165       38,269
   Change in non-admitted assets........................................................    (222,978)      79,498     (201,784)
   Change in SSAP 10R...................................................................       1,366      356,628           --
   Change in provision for reinsurance..................................................      23,712       (7,702)       7,298
   Capital contribution.................................................................     651,765      774,479    1,087,400
   Return of capital....................................................................    (510,000)          --           --
   Dividends to stockholder.............................................................    (861,346)    (889,961)    (537,000)
   Other surplus adjustments............................................................       6,678       45,874        2,933
   Foreign exchange translation.........................................................          --       (4,244)       4,222
                                                                                         -----------  -----------  -----------
 Total changes in capital and surplus...................................................     246,182      133,329      959,245
                                                                                         -----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                                  $12,614,007  $12,740,815  $12,658,360
                                                                                         ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


FOR THE YEARS ENDED DECEMBER 31,                                                2011         2010         2009
--------------------------------                                            -----------  -----------  -----------
                                              CASH FROM OPERATIONS
Premiums collected, net of reinsurance..................................... $ 4,827,538  $ 4,985,853  $ 6,012,704
Net investment income......................................................     978,098    1,117,172      879,604
Miscellaneous (expense) income.............................................     (59,138)      18,885      (22,990)
                                                                            -----------  -----------  -----------
   SUB-TOTAL...............................................................   5,746,498    6,121,910    6,869,318
Benefit and loss related payments..........................................   3,805,224    4,307,011    4,612,122
Payment to an affiliate under the asbestos loss portfolio transfer.........     827,363           --           --
Commission and other expense paid..........................................   2,003,194    2,142,679    2,300,255
Dividends paid to policyholders............................................          --           --          246
Federal and foreign income taxes recovered.................................     (35,348)    (140,897)     (43,319)
                                                                            -----------  -----------  -----------
   NET CASH (USED IN) PROVIDED FROM OPERATIONS.............................    (853,935)    (186,883)          14
                                                                            -----------  -----------  -----------
                                              CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
   Bonds...................................................................   4,486,411    6,193,496    2,778,983
   Stocks..................................................................   1,468,434      532,652    5,332,526
   Other...................................................................     470,130    1,006,707      613,320
                                                                            -----------  -----------  -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID................   6,424,975    7,732,855    8,724,829
                                                                            -----------  -----------  -----------
Cost of investments acquired:
   Bonds...................................................................   5,445,869    7,491,719    2,830,766
   Stocks..................................................................     658,502      621,311      335,841
   Other...................................................................   1,310,840    1,160,055      963,564
                                                                            -----------  -----------  -----------
   TOTAL COST OF INVESTMENT ACQUIRED.......................................   7,415,211    9,273,085    4,130,171
                                                                            -----------  -----------  -----------
   NET CASH (USED IN) PROVIDED FROM INVESTING ACTIVITIES...................    (990,236)  (1,540,230)   4,594,658
                                                                            -----------  -----------  -----------
                                  CASH FROM FINANCING AND MISCELLANEOUS SOURCES
Capital contribution.......................................................   1,387,617           --           --
Return of capital..........................................................    (510,000)          --           --
Dividends to stockholder...................................................    (825,000)    (776,238)    (537,000)
Intercompany receivable and payable, net...................................      96,737    2,163,647   (2,961,854)
Net deposit on deposit-type contracts and other insurance..................      (1,819)      14,051       78,549
Equities in underwriting pools and association.............................     292,276        6,871      113,428
Collateral deposit liability...............................................     (46,435)     (14,667)    (130,248)
Other......................................................................     (38,079)     (75,924)    (200,463)
                                                                            -----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) FINANCING AND MISCELLANEOUS ACTIVITIES.     355,297    1,317,740   (3,637,588)
                                                                            -----------  -----------  -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS...........................  (1,488,874)    (409,373)     957,084
Cash and short-term investments:
   Beginning of year.......................................................   1,487,019    1,896,392      939,308
                                                                            -----------  -----------  -----------
   END OF YEAR............................................................. $    (1,855) $ 1,487,019  $ 1,896,392
                                                                            ===========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of Chartis U.S., Inc., a Delaware corporation, which is in turn owned by Chartis, Inc. (Chartis), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis, Inc.

   Chartis conducts the general insurance operations of AIG. Chartis presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   On January 17, 2012, Chartis announced that it had aligned its geographic structure to enhance execution of its commercial and consumer strategies and to add greater focus on its growth economies initiatives. Under this framework, Chartis is organized under three major geographic areas: the Americas, Asia and EMEA (Europe, Middle East and Africa). Previously, Chartis was organized in four geographic areas: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America). This had no impact on the Company.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2011, 25.8 percent of its net premiums written represented workers' compensation business. During 2011, of the Company's total direct written premium, 12.1 percent, 9.3 percent, 7.4 percent and 7.3 percent were written in California, Texas, New York and Delaware, respectively. Direct premiums written in non-U.S. jurisdictions accounted for 10.2 percent of total Direct Premiums Written. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to that certain Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                    Pool
                                                         NAIC   Participation   State of
Company                                                 Co Code  Percentage     Domicile
-------                                                 ------- ------------- ------------
(1) National Union *...................................  19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home)....  19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)......  19410       11%        New York
(4) Chartis Property Casualty Company (Chartis PC).....  19402       5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)....  23841       5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania
  (ISOP)...............................................  19429       5%       Pennsylvania
(7) Chartis Casualty Company...........................  40258       0%       Pennsylvania
(8) Granite State Insurance Company....................  23809       0%       Pennsylvania
(9) Illinois National Insurance Co.....................  23817       0%         Illinois
* Lead Company

   The accompanying financial statements include the Company's U.S. operation and its participation in the Chartis Overseas Association (the Association).

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and affiliates and participates in the Chartis U.S. Admitted Pool. Refer to Note 5 for additional information.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, specifically, the prescribed practice of allowing the discounting of workers' compensation known case loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting reserves is not permitted). PA SAP has allowed the calculation of the provision for reinsurance in accordance with NY Regulation 20. A reconciliation of the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                            2011         2010         2009
------------                                        -----------  -----------  -----------
NET INCOME (LOSS), PA SAP.......................... $   596,403  $  (685,166) $   840,985
State prescribed practices--addition (deduction):
   Non-tabular discounting.........................     221,772     (267,788)     (48,951)
                                                    -----------  -----------  -----------
NET INCOME (LOSS), NAIC SAP........................ $   818,175  $  (952,954) $   792,034
                                                    ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP.......................... $12,614,007  $12,740,815  $12,658,360
State prescribed or permitted practices--(charge):
   Non-tabular discounting.........................    (986,282)  (1,208,054)    (940,266)
   Credits for reinsurance.........................    (100,092)    (181,992)    (200,449)
                                                    -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP........................ $11,527,633  $11,350,769  $11,517,645
                                                    ===========  ===========  ===========

   With the concurrence of the Pennsylvania Insurance Department (PA DOI), the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2011, 2010 and 2009 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

    g. Insurance and reinsurance contracts recorded as retroactive require the deferral and amortization of accounting gains over the settlement period of the ceded claim recoveries. Losses are recognized in the STATEMENTS OF OPERATIONS;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the STATEMENTS OF OPERATIONS;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow defers in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Insurance and reinsurance contracts recorded as retroactive receive special accounting treatment. Gains and losses are recognized in the STATEMENTS OF OPERATIONS and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

    i. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS; and

    l. The statutory statement of cash flow defers in certain respects from the GAAP presentation, including the presentation of changes in cash and short-term investments instead of cash equivalents and certain miscellaneous sources are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for reserves for losses and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    o CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office, formerly known as NAIC Securities Valuation Office). The Company maximizes its investment return by investing a significant amount of cash-on-hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As described in Note 5, the Company is party to an inter-company reinsurance pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which is also a cause for the Company's negative cash position. As required by the NAIC SAP, the negative cash balance is presented as an asset. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both;
       (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates.

    o BONDS: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. Bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can carry a value greater than zero. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS/(LOSSES) as a realized loss.

       In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

       Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2011 and 2010, the fair value of the Company's loan-backed and structured securities approximated $5,159,229 and $2,675,599, respectively. Loan-backed

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

       and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow, and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

       As described in Note 2 - Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP No. 43R (Revised) LOAN-BACKED AND STRUCTURED SECURITIES (SSAP
       43R). Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

    o COMMON AND PREFERRED STOCKS: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100 percent mandatory sinking fund or paid-in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    o OTHER INVESTED ASSETS: Other invested assets include primarily joint ventures and partnerships. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as the new cost basis, with the corresponding charge to NET REALIZED CAPITAL GAINS/(LOSSES) as a realized loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    o DERIVATIVES: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING TRANSACTIONS" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in UNASSIGNED SURPLUS in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS. When the contract expires, realized gains and losses are recorded in investment income.

    o NET INVESTMENT GAINS: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


       Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2011 and 2010, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    o UNREALIZED GAINS (LOSSES): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to UNASSIGNED SURPLUS.

   OTHER THAN TEMPORARY IMPAIRMENT:

   The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of their investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP 43R, SSAP No. 26 - BONDS, EXCLUDING LOAN BACKED AND STRUCTURED SECURITIES, SSAP No. 30 - INVESTMENTS IN COMMON STOCK (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No 48 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES and INT 06-07 DEFINITION OF PHRASE "OTHER THAN TEMPORARY".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Losses. In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company may not realize a full recovery on their investment, irrespective of the occurrence of one of the foregoing events.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

       .  The Company may not realize a full recovery on its investment;

       .  Fundamental credit issues of the issuer;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership;

       . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

       .  Evaluation of the current stage of the life cycle of the investment;

       . An intent to sell the investment prior to the recovery of cost of the investment; or

       . Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

   Revenue Recognition: Direct written premiums are primarily earned on a pro rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, PROPERTY AND CASUALTY CONTRACTS (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, RETROSPECTIVELY RATED CONTRACTS (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted, and thereafter for 10 percent of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2011 and 2010, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,453,867 and $1,528,069, respectively, net of non-admitted premium balances of $61,447 and $59,016, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Net written premiums that were subject to retrospective rating features were as follows:

FOR THE YEARS ENDED DECEMBER 31,                         2011      2010      2009
--------------------------------                       --------  --------  --------
Net written premiums subject to retrospectively rated
  premiums............................................ $370,201  $551,967  $555,691
Percentage of total net written premiums..............      7.8%     11.7%      9.2%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, PROPERTY AND CASUALTY CONTRACTS - PREMIUMS (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS as part of OTHER

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   INCOME. Surplus gains are reported as segregated UNASSIGNED SURPLUS until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP
   No. 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by PA DOI, or, ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to OTHER INCOME in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2011 and 2010, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,904,458 and $3,839,157, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2011 and 2010, the net amount billed and recoverable on paid claims was $66,624 and $70,530, respectively, of which $26,395 and $35,822, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the PA DOI, the Company accounts for its participation in the business of the Association by:
   (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS its participation in the results of underwriting and investment income; and,
   (c) recording in the STATEMENTS OF ADMITTED ASSETS and LIABILITIES, CAPITAL AND SURPLUS, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in EQUITIES IN UNDERWRITING POOLS AND ASSOCIATIONS.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in OTHER UNDERWRITING EXPENSES INCURRED. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, reserves for losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2011 and 2010, the Company's tabular discount amounted to $214,052 and $300,082, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

    o For accident years 2001 and prior--based upon the industry payout pattern and a 6.0 percent interest rate.

    o For accident years 2002 and subsequent--At December 31, 2011 and 2010, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at an interest rate no greater than 4.39 percent, which is commensurate with the average yield on its bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2011, the Company's non-tabular discount amounted to $986,282, of which $405,872 and $580,410 were applied to case reserves and IBNR, respectively. As of December 31, 2010, the Company's non-tabular discount amounted to $1,208,054, of which $469,326 and $738,728 were applied to case reserves and IBNR, respectively. As of December 31, 2011 and 2010, the discounted reserves for losses (net of reinsurance) were $3,743,396 and $4,472,358, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in OTHER INCOME in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholders.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all of the PA SAP requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   directly charged to UNASSIGNED SURPLUS. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. Depreciation and amortization expense for the years ended December 31, 2011 and 2010, amounted to $15,193 and $19,494, respectively, and accumulated depreciation as of December 31, 2011 and 2010 amounted to $162,459 and $147,266, respectively.

   Reclassifications: Certain balances contained in the 2010 and 2009 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2--ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

   In 2011 the Company adopted the following change in accounting principles:

   SSAP 35R:

   The Company adopted SSAP 35 - Revised--Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions would be met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued would be based only on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset.

   The adoption of SSAP 35R did not impact the Company's surplus as the accrual was consistent with the new guidelines.

   In 2010 the Company adopted the following change in accounting principles:

   SSAP 100:

   The Company adopted SSAP No. 100, FAIR VALUE MEASUREMENTS (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

   In 2009, the Company adopted the following changes in accounting principles:

   SSAP 43R:

   In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

   SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

   As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                                                               DIRECT (CHARGE) OR CREDIT TO
                                                                                                    UNASSIGNED SURPLUS
                                                                                               ----------------------------
2009 Gross cumulative effect adjustment (CEA)--Net increase in the amortized cost of loan-
  backed and structured securities at adoption................................................          $(140,595)
2009 Deferred tax on gross CEA................................................................             49,208
                                                                                                        ---------
2009 Net cumulative effect of change in Accounting Principle included in Statements of Income
  and Changes in Capital and Surplus..........................................................          $ (91,387)
                                                                                                        =========

   SSAP 10R:

   On December 7, 2009, the NAIC voted to approve SSAP No. 10R, INCOME TAXES - REVISED, A TEMPORARY REPLACEMENT OF SSAP NO. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

   In its 2009 annual filing, the Company admitted additional deferred tax assets of $242,874 as a result of the adoption of SSAP 10R.

B. OTHER ADJUSTMENTS TO SURPLUS:

   The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2010, 2009, and 2008 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 ACCOUNTING CHANGES AND CORRECTION OF ERRORS have been reported as an adjustment to UNASSIGNED SURPLUS as of January 1, 2011, 2010, and 2009. The impact of these adjustments on policyholder surplus as of January 1, 2011, 2010, and 2009 is as follows:

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2010..................................  $12,740,815   $32,248,074      $19,507,259
Adjustments to beginning Capital and Surplus:
   Asset realization..........................................     (151,676)     (151,676)              --
   Liability correction.......................................     (211,366)           --          211,366
   Income taxes...............................................       (9,948)       (9,948)              --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....     (372,990)     (161,624)         211,366
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED.......................  $12,367,825   $32,086,450      $19,718,625
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   Asset realization--The decrease in net admitted assets is primarily the result of: (a) adjusting cross ownership interest in affiliated companies;
   (b) a miscellaneous non-admitted asset adjustment; (c) a pooling correction in equities and deposits in pools and associations; (d) a correction to the valuation of SSAP 97 investments; and (e) a correction of non-admitted assets related to retro premium and high deductible recoverables; partially offset by (f) miscellaneous reserve adjustments; (g) a reclassification of paid losses; (h) a miscellaneous surplus adjustment; and (i) other small miscellaneous adjustments.

   Liability correction--The increase in total liabilities is primarily the result of: (a) a deferral of $184 million in gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   reserves related to coverage in place agreements; and (c) adjustment of paid losses and loss reserves; partially offset by (d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

   Income taxes--The decrease in taxes is primarily the result of:
   (a) adjustments to the current and deferred tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009..................................  $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning Capital and Surplus:
   Asset realization (includes $173,473 of deemed capital
     contribution)............................................      (49,793)      (49,793)              --
   Liability correction.......................................      (25,122)           --           25,122
   Income taxes...............................................       24,041        24,041               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....      (50,874)      (25,752)          25,122
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED.......................  $12,607,486   $32,006,114      $19,398,628
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   Asset realization--The decrease in net admitted assets is primarily the result of: (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements; (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) a decrease in the value of investments in subsidiaries resulting from miscellaneous 2009 audit adjustments recorded during 2010; partially offset by, (d) an increase in equities and deposits in pools and association resulting from miscellaneous 2009 audit adjustments identified at the Association after the filing of National Union's 2009 financial statements; and, (e) other small miscellaneous adjustments.

   Liability correction--The increase in total liabilities is primarily the result of: (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income taxes--The (increase)/decrease in taxes is primarily the result of:
   (a) adjustments to the deferred tax inventory; and (b) the tax effect of the corresponding change in asset realization and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2008..................................  $11,825,423   $33,560,936      $21,735,513
Adjustments to beginning Capital and Surplus:
   Asset realization..........................................      (94,074)      (94,074)              --
   Liability correction.......................................      (52,996)           --           52,996
   Income taxes, net of capital contributions of $83,361......       20,762        20,762               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS.....     (126,308)      (73,312)          52,996
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED.......................  $11,699,115   $33,487,624      $21,788,509
                                                                ===========   ===========      ===========

   An explanation for each of the adjustments for prior period's corrections is described below:

   The decrease in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and, (c) decreases to the carrying values of certain affiliates.

   The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves; (b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and, (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

   The decrease in federal income taxes is primarily the result of:
   (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and, (e) tax deduction for nontaxable book gain.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and statutory fair values of the Company's financial instruments as of December 31, 2011 and 2010:

                                                     2011                     2010
                                           ------------------------  -----------------------
                                             CARRYING    STATUTORY    CARRYING   STATUTORY
                                              VALUE      FAIR VALUE    VALUE     FAIR VALUE
                                           -----------  -----------  ----------- -----------
ASSETS:
   Bonds.................................. $14,912,275  $15,244,619  $13,919,307 $14,120,892
   Common stocks..........................   6,911,789    6,911,789    6,511,306   6,511,306
   Preferred stocks.......................          --        1,867          217         217
   Derivatives............................       2,509        2,509           --          --
   Other invested assets..................   3,938,581    3,938,581    3,238,585   3,238,585
   Cash, cash equivalents and short-term
     investments..........................      (1,855)      (1,855)   1,487,019   1,487,019
   Receivable for securities..............       3,639        3,639          565         565
   Equities and deposits in pool &
     associations.........................     281,764      281,764      575,123     575,123
LIABILITIES:
   Derivatives liability.................. $        --  $        --  $    11,263 $    11,263
   Collateral deposit liability...........     384,576      384,576      431,011     431,011
                                           ===========  ===========  =========== ===========

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

    o The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or NAIC Capital Markets and Investment Analysis Office, formerly known as the NAIC Securities Valuation Office.

    o The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    o Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    o The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    o The carrying value of all other financial instruments approximates fair value.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The carrying values and fair values of the Company's bond investments as of December 31, 2011 and 2010 are outlined in the tables below:

                                                                                             GROSS      GROSS
                                                                                CARRYING   UNREALIZED UNREALIZED    FAIR
                                                                                VALUE *      GAINS      LOSSES      VALUE
                                                                               ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments........................................................... $   449,041  $ 16,115   $      1  $   465,155
   All other governments......................................................   1,684,864    79,258      2,925    1,761,197
   States, territories and possessions........................................   1,015,256    76,787         --    1,092,043
   Political subdivisions of states, territories and possessions..............   1,379,428    95,323      2,672    1,472,079
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their political
     subdivisions.............................................................   3,180,713   169,988     11,761    3,338,940
   Industrial and miscellaneous...............................................   7,202,973   104,936    192,704    7,115,205
                                                                               -----------  --------   --------  -----------
       TOTAL BONDS, AS OF DECEMBER 31, 2011................................... $14,912,275  $542,407   $210,063  $15,244,619
                                                                               ===========  ========   ========  ===========
                                                                                             GROSS      GROSS
                                                                                CARRYING   UNREALIZED UNREALIZED    FAIR
                                                                                VALUE *      GAINS      LOSSES      VALUE
                                                                               ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2010:
   U.S. governments........................................................... $ 1,162,832  $ 18,076   $    364  $ 1,180,544
   All other governments......................................................   1,268,834    46,286        434    1,314,686
   States, territories and possessions........................................   1,297,328    58,223      6,401    1,349,150
   Political subdivisions of states, territories and possessions..............   1,705,809    78,616     15,444    1,768,981
   Special revenue and special assessment obligations and all non-guaranteed
     obligations of agencies and authorities and their political subdivisions.   3,856,178   100,055     45,533    3,910,700
   Public utilities...........................................................
   Industrial and miscellaneous...............................................   4,628,326    54,914     86,409    4,596,831
                                                                               -----------  --------   --------  -----------
       TOTAL BONDS, AS OF DECEMBER 31, 2010................................... $13,919,307  $356,170   $154,585  $14,120,892
                                                                               ===========  ========   ========  ===========

At December 31, 2011 the Company held hybrid securities with a fair value of $74,546 and carrying value of $73,504. At December 31, 2010 the fair value was $68,590 and the carrying value was $65,830. These securities are included in Industrial and miscellaneous.

The carrying values and fair values of bonds at December 31, 2011, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.
--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2011 and 2010, the carrying value of those bonds amounted to $221,322 and $30,246, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                              CARRYING
                                              VALUE *    MARKET VALUE
                                             ----------- ------------
           Due in one year or less.......... $   636,940 $   638,723
           Due after one year through five
             years..........................   5,685,421   5,927,292
           Due after five years through ten
             years..........................   2,312,539   2,439,351
           Due after ten years..............   1,022,304   1,080,024
           Structured securities............   5,255,071   5,159,229
                                             ----------- -----------
              TOTAL BONDS................... $14,912,275 $15,244,619
                                             =========== ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,           2011                    2010                   2009
--------------------------------  ----------------------  ---------------------  ----------------------
                                                EQUITY                  EQUITY                 EQUITY
                                     BONDS    SECURITIES     BONDS    SECURITIES    BONDS    SECURITIES
                                  ----------  ----------  ----------  ---------- ----------  ----------
     Proceeds from sales......... $3,352,794  $1,314,510  $5,085,708   $111,224  $2,429,677  $3,160,576
     Gross realized gains........    102,621       1,850     198,111     14,691      40,059   1,945,047
     Gross realized losses.......     (2,701)     (1,062)    (29,723)    (3,240)    (51,351)   (283,808)

The cost, fair value and carrying value of the Company's common and preferred stocks, as of December 31, 2011 and 2010, are set forth in the tables below:

                                            DECEMBER 31, 2011
                   -------------------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                   ---------- ---------- ---------- ---------- ------------ ----------
COMMON STOCKS:
 Affiliated....... $1,426,160 $5,371,730  $10,159   $6,787,731     $--      $6,787,731
 Non-affiliated...     98,561     25,667      170      124,058      --         124,058
                   ---------- ----------  -------   ----------     ---      ----------
     TOTAL........ $1,524,721 $5,397,397  $10,329   $6,911,789     $--      $6,911,789
                   ========== ==========  =======   ==========     ===      ==========
PREFERRED STOCKS:
 Non-affiliated... $       -- $    1,867  $    --   $    1,867     $--      $       --
                   ---------- ----------  -------   ----------     ---      ----------
     TOTAL........ $       -- $    1,867  $    --   $    1,867     $--      $       --
                   ========== ==========  =======   ==========     ===      ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                            DECEMBER 31, 2010
                   -------------------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED   FAIR     NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES     VALUE       ASSET       VALUE
                   ---------- ---------- ---------- ---------- ------------ ----------
COMMON STOCKS:
   Affiliated..... $1,424,536 $5,007,849   $3,512   $6,428,873     $--      $6,428,873
   Non-affiliated.     71,182     11,251       --       82,433      --          82,433
                   ---------- ----------   ------   ----------     ---      ----------
       TOTAL...... $1,495,718 $5,019,100   $3,512   $6,511,306     $--      $6,511,306
                   ========== ==========   ======   ==========     ===      ==========
PREFERRED STOCKS:
   Non-affiliated. $      217 $       --   $   --   $      217     $--      $      217
                   ---------- ----------   ------   ----------     ---      ----------
       TOTAL...... $      217 $       --   $   --   $      217     $--      $      217
                   ========== ==========   ======   ==========     ===      ==========

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2011 and 2010 is set forth in the tables below:

                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
AS OF DECEMBER 31, 2011:
   U. S. governments.................................. $      881  $      1  $      7  $    --   $      888  $      1
   All other governments..............................    137,882     2,925        --       --      137,882     2,925
   States, territories and possessions................         --        --        --       --           --        --
   Political subdivisions of states, territories and
     possessions......................................         --        --    13,346    2,672       13,346     2,672
   Special revenue....................................     16,330       294    93,431   11,467      109,761    11,761
   Industrial and miscellaneous.......................  3,544,144   130,230   540,308   62,474    4,084,452   192,704
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,699,237   133,450   647,092   76,613    4,346,329   210,063
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................         --        --    26,287    3,921       26,287     3,921
   Non-affiliated.....................................      1,201       170        --       --        1,201       170
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................      1,201       170    26,287    3,921       27,488     4,091
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................      1,201       170    26,287    3,921       27,488     4,091
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS                              $3,700,438  $133,620  $673,379  $80,534   $4,373,817  $214,154
                                                       ==========  ========  ========  =======   ==========  ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                        LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                       --------------------- ------------------- ---------------------
                                                         FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                              ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2010:
   U. S. governments.................................. $  194,316  $    364  $     --  $    --   $  194,316  $    364
   All other governments..............................     51,849       434        --       --       51,849       434
   States, territories and possessions................    231,797     6,401        --       --      231,797     6,401
   Political subdivisions of states, territories and
     possessions......................................    405,656    15,042     5,703      402      411,359    15,444
   Special revenue....................................  1,237,978    31,312    90,184   14,221    1,328,162    45,533
   Industrial and miscellaneous.......................  1,857,998    78,050    58,925    8,359    1,916,923    86,409
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS........................................  3,979,594   131,603   154,812   22,982    4,134,406   154,585
                                                       ----------  --------  --------  -------   ----------  --------
   Affiliated.........................................        918        27    11,698    3,485       12,616     3,512
   Non-affiliated.....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   Total common stocks................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   Preferred stock....................................         --        --        --       --           --        --
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL STOCKS.......................................        918        27    11,698    3,485       12,616     3,512
                                                       ----------  --------  --------  -------   ----------  --------
   TOTAL BONDS AND STOCKS............................. $3,980,512  $131,630  $166,510  $26,467   $4,147,022  $158,097
                                                       ==========  ========  ========  =======               ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $60,751, $217,924, and $220,241 in 2011, 2010 and 2009, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $1,784, $4,269, and $17,661 during 2011, 2010 and 2009, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, the Company reported the following write-downs on its joint ventures and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                                                                 2011    2010     2009
--------------------------------                                                                ------- ------- --------
   Knowledge Universe Education, L.P........................................................... $13,237 $    -- $     --
   PineBridge Portable Alpha Fund SPC, solely on behalf of Class A--PineBridge Relative Value/
     S&P 500 Portfolio.........................................................................   3,891      --       --
   PineBridge Multi-Strategy Fund-of-Funds LLC, solely on behalf of PineBridge Volatility
     Arbitrage Onshore Series..................................................................   2,955      --       --
   AIG Africa Infrastructure Fund..............................................................   2,844      --       --
   Questor Partners Fund II, L.P...............................................................   2,810      --       --
   Matlin Patterson Global Opportunities Partners II, L.P......................................   2,707   8,699       --
   Doughty Hanson & Co. III, LP................................................................   2,427      --       --
   Warburg Pincus Equity Partners, LP..........................................................   2,383      --       --
   AIG Africa Infrastructure Mgmt Fund LLC.....................................................   2,134      --       --
   Carlyle Europe Partners, L.P................................................................   1,669      --       --
   PineBridge Asia Partners, L.P...............................................................   1,298      --       --
   General Atlantic Partners 82, L.P...........................................................   1,022      --       --
   Satellite Fund II, LP.......................................................................     342   4,382       --
   North Castle II.............................................................................      --   1,900       --
   The Good Steward Enhanced Fund, Ltd.........................................................      --   1,264       --
   Odyssey Investment Partners Funds, LP.......................................................      --   1,121       --
   Blackstone Firestone........................................................................      --      --   66,300
   Capvest Equity Partners, L.P................................................................      --      --   25,070
   KKR European Fund II, LP....................................................................      --      --   23,442
   Blackstone Distressed Securities Fund L.P...................................................      --      --   20,622
   Cisa NPL....................................................................................      --      --   10,408
   Copper River Partners, L.P. (fka: Rocker Partners)..........................................      --      --    8,652
   Blackstone Kalix Fund L.P...................................................................      --      --    7,876
   AIG French Prop FD (Eur)....................................................................      --      --    3,925
   Blackstone III..............................................................................      --      --    2,664
   Greystone Capital Partners I, L.P...........................................................      --      --    2,517
   Blackstone Real Estate Partners III, L.P....................................................      --      --    2,506
   Midocean Partners III.......................................................................      --      --    2,185
   Century Park Capital Partners II, L.P.......................................................      --      --    1,749
   Apollo IV LP................................................................................      --      --    1,546
   Greenwich Street Capital Partners, L.P......................................................      --      --    1,537
   The Second Cinven Fund......................................................................      --      --    1,352
   Items less than $1.0 million................................................................     623   1,187    9,665
                                                                                                ------- ------- --------
   TOTAL....................................................................................... $40,342 $18,553 $192,016
                                                                                                ======= ======= ========

Securities carried at book adjusted carrying value of $3,082,583 and $3,322,428 were deposited with regulatory authorities as required by law as of December 31, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, included in NET INVESTMENT INCOME EARNED were investment expenses of $37,397, $13,003, and $9,235, respectively, and interest expense of $5, $5,328, and $9,292, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

BONDS, COMMON STOCKS, PREFERRED STOCKS AND DERIVATIVES:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011 and 2010:

                                      DECEMBER 31, 2011
                              ----------------------------------
                              LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                              ------- -------- -------- --------
               Bonds......... $   --  $143,589 $ 27,986 $171,575
               Common stocks.  2,236        --   77,500   79,736
               Derivatives...     --     2,509       --    2,509
                              ------  -------- -------- --------
               Total......... $2,236  $146,098 $105,486 $253,820
                              ======  ======== ======== ========

                                           DECEMBER 31, 2010
                                  ----------------------------------
                                  LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                  ------- --------  ------- --------
           Bonds................. $   --  $  1,039  $21,436 $ 22,475
           Common stocks.........  4,933        --   77,500   82,433
           Derivatives liability.     --   (11,263)      --  (11,263)
                                  ------  --------  ------- --------
           Total................. $4,933  $(10,224) $98,936 $ 93,645
                                  ======  ========  ======= ========

The following tables present changes during 2011 and 2010 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2011 and 2010 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2011 and 2010:

                                                                                    UNREALIZED
                    BALANCE                           NET REALIZED AND UNREALIZED GAINS (LOSSES) PURCHASES, SALES,  BALANCE AT
                  BEGINNING OF              TRANSFERS GAINS (LOSSES) INCLUDED IN   INCLUDED IN      ISSUANCES,     DECEMBER 31,
                      YEAR     TRANSFERS IN    OUT       NET INVESTMENT INCOME       SURPLUS     SETTLEMENTS, NET      2011
                  ------------ ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............   $21,436      $28,000    $(22,375)           $(2,319)              $2,286           $958          $ 27,986
Common stocks....    77,500           --          --                 --                   --             --            77,500
Preferred stocks.        --           --          --                 --                   --             --                --
                    -------      -------    --------            -------               ------           ----          --------
Total............   $98,936      $28,000    $(22,375)           $(2,319)              $2,286           $958          $105,486
                    =======      =======    ========            =======               ======           ====          ========

                                                                                 UNREALIZED
                   BALANCE                         NET REALIZED AND UNREALIZED GAINS (LOSSES) PURCHASES, SALES,  BALANCE AT
                  BEGINNING              TRANSFERS GAINS (LOSSES) INCLUDED IN   INCLUDED IN      ISSUANCES,     DECEMBER 31,
                   OF YEAR  TRANSFERS IN    OUT       NET INVESTMENT INCOME       SURPLUS     SETTLEMENTS, NET      2010
                  --------- ------------ --------- --------------------------- -------------- ----------------- ------------
Bonds............ $ 91,515    $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $21,436
Common stocks....   77,500         --          --                 --                   --               --         77,500
Preferred stocks.       --         --          --                 --                   --               --             --
                  --------    -------    --------           --------              -------         --------        -------
Total............ $169,015    $21,436    $(44,355)          $(37,890)             $54,372         $(63,642)       $98,936
                  ========    =======    ========           ========              =======         ========        =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


OTHER INVESTED ASSETS:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following table presents information about other invested assets carried at fair value on a non-recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2011.

                                       DECEMBER 31, 2011
                               ---------------------------------
                               LEVEL 1 LEVEL 2 LEVEL 3   TOTAL
               Other invested
                 assets.......   $--   $6,381  $134,086 $140,467
                                 ---   ------  -------- --------
               Total..........   $--   $6,381  $134,086 $140,467
                                 ===   ======  ======== ========

LOAN-BACKED AND STRUCTURED SECURITIES:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities.

At December 31, 2011, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities.

BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
PERIOD OTTI                         FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- -----------
        $ 2,080,817              $ 1,988,360       $ 92,457         $ 1,988,360      $ 1,652,677
        ============             ===========       ========         ===========      ===========

At December 31, 2011 and 2010, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                    DECEMBER 31, 2011
                            -----------------------------------------------------------------
                             Less than 12 Months   12 Months or Longer          Total
                            --------------------- --------------------- ---------------------
                                       Unrealized            Unrealized            Unrealized
Description of Securities   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------   ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured
  Securities............... $3,008,063  $132,629   $357,148   $23,821   $3,365,211  $156,450
                            ----------  --------   --------   -------   ----------  --------
Total temporarily impaired
  securities............... $3,008,063  $132,629   $357,148   $23,821   $3,365,211  $156,450
                            ==========  ========   ========   =======   ==========  ========

                                                    DECEMBER 31, 2010
                            -----------------------------------------------------------------
                             Less than 12 Months   12 Months or Longer          Total
                            --------------------- --------------------- ---------------------
                                       Unrealized            Unrealized            Unrealized
Description of Securities   Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------   ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured
  Securities............... $1,772,806  $ 75,479   $ 46,490   $ 8,344   $1,819,296  $ 83,823
                            ----------  --------   --------   -------   ----------  --------
Total temporarily impaired
  securities............... $1,772,806  $ 75,479   $ 46,490   $ 8,344   $1,819,296  $ 83,823
                            ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC
(Metropolis). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes and Class B Notes issued by Metropolis as part of the series.

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

                                        PAR PURCHASED PURCHASE PRICE
           COMPANY                      ------------- --------------
           National Union..............  $  852,455     $  808,335
           American Home...............     423,421        402,213
           C&I.........................     275,223        261,438
           Lexington Insurance Company.     423,421        402,213
           Chartis Select Insurance
             Company...................     275,223        261,438
                                         ----------     ----------
              Total....................  $2,249,743     $2,135,637
                                         ==========     ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING TRANSACTIONS. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2011 and 2010 was EUR 1,080,300 and EUR 1,252,015, respectively.

The following tables summarize the realized and unrealized capital gains or losses, the notional amounts and the fair values of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2011 and 2010:

                                AS OF DECEMBER 31, 2011       YEAR ENDED DECEMBER 31, 2011
                             ------------------------------ --------------------------------
                                                                               UNREALIZED
                               OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL CAPITAL GAINS /
                             NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)    (LOSSES)
                             --------------- -------------- ---------------- ---------------
COMPANY
National Union.............. (Euro)  434,192     $2,509         $ (7,961)        $2,509
American Home...............         195,790      1,690           (4,985)         1,690
C&I.........................         127,264      1,148           (2,789)         1,148
Lexington Insurance Company.         195,790      1,690           (4,291)         1,690
Chartis Select Insurance
  Company...................         127,264      1,148           (2,789)         1,148
                             ---------------     ------         --------         ------
   Total.................... (Euro)1,080,300     $8,185         $(22,815)        $8,185
                             ===============     ======         ========         ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                AS OF DECEMBER 31, 2010       YEAR ENDED DECEMBER 31, 2010
                             -----------------------------  -------------------------------
                                                                               UNREALIZED
                               OUTSTANDING   ESTIMATED FAIR REALIZED CAPITAL CAPITAL GAINS /
                             NOTIONAL AMOUNT     VALUE      GAINS / (LOSSES)    (LOSSES)
                             --------------- -------------- ---------------- ---------------
COMPANY
National Union.............. (Euro)  493,005    $(11,263)        $2,580         $(11,263)
American Home...............         230,003      (4,250)           913           (4,250)
C&I.........................         149,502      (2,762)           593           (2,762)
Lexington Insurance Company.         230,003      (4,250)           913           (4,250)
Chartis Select Insurance
  Company...................         149,502      (2,762)           593           (2,762)
                             ---------------    --------         ------         --------
   Total.................... (Euro)1,252,015    $(25,287)        $5,592         $(25,287)
                             ===============    ========         ======         ========

The Company owns junior and senior notes issued by Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC ("Quartz"). Quartz is an affiliate of the Company and a wholly-owned subsidiary of Chartis U.S. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The Commissioner has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. The junior and senior notes are classified as bonds. During 2011 and 2010, the Company recognized $112,394 and $112,978 of interest income on these bonds, respectively. As of December 31, 2011 the Company's carrying value in the junior and senior bonds was $220,968 and $1,426,168, respectively and as of December 31, 2010 the carrying values were $211,560 and $1,426,168, respectively. During 2010, the Company recorded an impairment loss of $25,560 and $56,206 on the junior and senior bonds, respectively, as at that time the Company intended to sell a portion of the bonds to a third party, prior to a recovery in value. That sale was not completed, however, and the Company is no longer pursuing such a sale.

On February 12, 2010, the Company acquired junior and senior notes of $210,000 and $474,000 respectively from Fieldstone Securitization II LLC, a wholly-owned subsidiary of Quartz. The Company does not have a controlling interest in Fieldstone Securitization II LLC. The junior and senior notes were issued with a maturity date of January 25, 2040, and stated interest rates of 11 percent and 7.75 percent, respectively. In connection with the issuance of the notes, Graphite Management LLC (Graphite) used a portion of the proceeds to repay $834,384 to the Company in connection with an existing liquidity facility between the two parties. On December 9, 2010 Fieldstone Securitization II LLC redeemed the junior notes and senior notes at par plus accrued interest. In connection with this redemption, Graphite borrowed $480,899 from the Company under an existing liquidity facility, which was then contributed by Quartz into Fieldstone Securitization II LLC to provide sufficient cash to repay the outstanding balance of the notes without requiring sale of the securitized assets. Over the course of 2010, the Company recognized interest expense on the Fieldstone Securitization II LLC notes of $49,654.

                             PURCHASE PRICE   NET INVESTMENT INCOME
                             JUNIOR   SENIOR   (INTEREST EXPENSE)
            COMPANY         -------- -------- ---------------------
            National Union. $210,000 $474,000       $(49,654)
            New Hampshire..       --   67,000         (4,284)
            ISOP...........       --   67,000         (4,284)
            Chartis PC.....       --   67,000         (4,284)
                            -------- --------       --------
               Total....... $210,000 $675,000       $(62,506)
                            ======== ========       ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. No foreign securities are loaned. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is trued-up daily based on daily fair value measurements from a third-party pricing source. If at any time the fair value of the collateral, inclusive of accrued interest thereon, falls below 102 percent of the fair value of the securities loaned, the Company can demand that the counterparty deliver additional collateral to restore the initial 102 percent collateral requirement. The Company is contractually prohibited from reinvesting any of the collateral it received, including cash collateral, for its securities lending activity. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2011, inclusive of accrued interest, is $908,778. The aggregate fair value of securities on loan is $865,237.

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2011, 2010 and 2009 is set forth in the table below:

                                                    2011          2010          2009
                                                ------------  ------------  ------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR  $ 14,214,768  $ 13,570,308  $ 13,354,448
Incurred losses and LAE related to:
   Current accident year.......................    4,007,752     3,810,777     4,412,647
   Prior accident years........................      353,140     1,898,037     1,115,434
                                                ------------  ------------  ------------
       TOTAL INCURRED LOSSES AND LAE...........    4,360,892     5,708,814     5,528,081
                                                ------------  ------------  ------------
Paid losses and LAE related to:
   Current accident year.......................   (1,220,029)   (1,091,835)   (1,360,823)
   Prior accident years........................   (5,012,673)   (3,972,519)   (3,951,398)
                                                ------------  ------------  ------------
       TOTAL PAID LOSSES AND LAE...............   (6,232,702)   (5,064,354)   (5,312,221)
                                                ------------  ------------  ------------
RESERVES FOR LOSSES AND LAE, AS OF
  DECEMBER 31,................................. $ 12,342,958  $ 14,214,768  $ 13,570,308
                                                ============  ============  ============

During 2011, the Company ceded $1,754,629 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone) resulting in a decrease to net reserves. For 2011, the Company reported adverse loss and LAE reserve development of $353,140, including accretion of loss reserve discount, of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

$119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $179,740 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $47,147 of the reserves during 2011.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprised approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers' Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence.

The Company and some of its affiliates have continued their strategy that started in 2010 to improve the allocation of their reinsurance between traditional reinsurance markets and capital markets. As part of this strategy, they have secured $1.45 billion in protection for U.S. hurricanes and earthquakes through three separate catastrophe bond transactions. In 2011, they secured $575 million in a bond transaction and in 2010, $875 million through two separate bond transactions. These bond transactions in 2011 and 2010 reduced net premiums written by approximately $76,443 and $78,943, respectively.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $186,051, $179,101, and $176,082, respectively. In addition, as of December 31, 2011 and 2010, the Company recorded $0 and $53,200, respectively, of salvage from a related party as a direct reduction of outstanding reserves.

As of December 31, 2011, 2010 and 2009, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $6,161,031, $4,481,518, and $5,508,465, respectively (exclusive of inter-company pooling).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the years ended December 31, 2011, 2010 and 2009, gross and net of reinsurance credits, are as follows:

                                               ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                      ---------------------------------  ----------------------------
                                         2011        2010        2009      2011      2010      2009
                                      ----------  ----------  ---------  --------  --------  --------
DIRECT:
Loss and LAE reserves, beginning of
  year............................... $1,621,783  $  940,130  $ 955,576  $ 71,689  $ 93,470  $111,308
   Incurred losses and LAE...........    (59,457)    864,175    185,330     9,184     5,423    (3,945)
   Calendar year paid losses and LAE.   (136,475)   (182,522)  (200,776)  (21,922)  (27,204)  (13,893)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR    $1,425,851  $1,621,783  $ 940,130  $ 58,951  $ 71,689  $ 93,470
                                      ==========  ==========  =========  ========  ========  ========
ASSUMED:
Loss and LAE reserves, beginning of
  year............................... $  162,963  $   90,732  $  91,172  $  5,780  $  6,063  $  5,358
   Incurred losses and LAE...........     28,268      91,861     (1,601)    1,456     1,125       905
   Calendar year paid losses and LAE.    (20,522)    (19,630)     1,161    (1,295)   (1,408)     (200)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR    $  170,709  $  162,963  $  90,732  $  5,941  $  5,780  $  6,063
                                      ==========  ==========  =========  ========  ========  ========
NET OF REINSURANCE:
Loss and LAE reserves, beginning of
  year............................... $  774,116  $  415,105  $ 437,834  $ 44,013  $ 51,470  $ 60,851
   Incurred losses and LAE...........     49,204     445,497     57,182     8,853     7,350     1,900
   Calendar year paid losses and LAE.   (823,320)    (86,486)   (79,911)  (12,136)  (14,807)  (11,281)
                                      ----------  ----------  ---------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR... $       --  $  774,116  $ 415,105  $ 40,730  $ 44,013  $ 51,470
                                      ==========  ==========  =========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                  ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                            ---------------------------- ----------------------
                              2011      2010      2009    2011   2010    2009
                            -------- ---------- -------- ------ ------- -------
 Direct basis.............. $908,718 $1,190,502 $531,709 $9,434 $18,842 $30,707
 Assumed reinsurance basis.  106,903    124,980   44,255    433     416     549
 Net of ceded reinsurance
   basis...................       --    582,792  234,033  4,741   9,023  14,852

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                   ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                              ------------------------- ---------------------
                                2011     2010    2009    2011   2010   2009
                              -------- -------- ------- ------ ------ -------
   Direct basis.............. $103,923 $132,278 $59,079 $4,043 $8,075 $13,160
   Assumed reinsurance basis.    9,839    8,084   7,398     96     92     173
   Net of ceded reinsurance
     basis...................       --   58,952  28,484  3,788  3,780   6,302

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2011 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other Chartis affiliated insurers (collectively, the Chartis Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The Chartis Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of Chartis Reinsureds is presented below.

Eaglestone and the Chartis Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the Chartis Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the Chartis Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the Chartis Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the Chartis reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of Chartis affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the Chartis Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the PA DOI, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $86,591 to reflect the transfer to an authorized reinsurer of the collection risk on certain of the Chartis companies' asbestos related third party reinsurance recoverable. This credit is reflected in the "Other allowed offset items" column of the Schedule of Reinsurance of the Company's 2011 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld balance. The Company's funds held balance including accrued interest was $904,459 at December 31, 2011. This was considered a non cash transaction in the statement of cash flow. The share of the net reserves assumed by Eaglestone from each of the Chartis Reinsureds is presented below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                       EXCESS
                                      ASBESTOS LOSS   WORKERS'
     COMPANY                            TRANSFER    COMPENSATION   TOTAL
     -------                          ------------- ------------ ----------
     ADMITTED POOL COMPANIES:
        National Union...............  $  827,363    $  927,266  $1,754,629
        American Home................     783,818     1,092,875   1,876,693
        C&I..........................     239,500       333,934     573,434
        Chartis PC...................     108,863       122,009     230,872
        New Hampshire................     108,863       122,009     230,872
        ISOP.........................     108,863       122,009     230,872
                                       ----------    ----------  ----------
     TOTAL ADMITTED POOL COMPANIES     $2,177,270    $2,720,102  $4,897,372
                                       ==========    ==========  ==========

     SURPLUS LINES POOL COMPANIES:
        Lexington Insurance Company..  $  261,997    $       --  $  261,997
        Chartis Select Insurance
          Company....................      67,370            --      67,370
        Chartis Specialty Insurance
          Company....................      37,428            --      37,428
        Landmark Insurance Company...       7,486            --       7,486
                                       ----------    ----------  ----------
     TOTAL SURPLUS LINES POOL
       COMPANIES.....................  $  374,281    $       --  $  374,281
                                       ==========    ==========  ==========

     CHARTIS INTERNATIONAL:
        Chartis Overseas Ltd.........  $  212,400    $       --  $  212,400
        Other........................      26,400            --      26,400
                                       ----------    ----------  ----------
     TOTAL CHARTIS INTERNATIONAL.....  $  238,800    $       --  $  238,800
                                       ==========    ==========  ==========
     GRAND TOTAL.....................  $2,790,351    $2,720,102  $5,510,453
                                       ==========    ==========  ==========

NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan branch of American Home) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0 percent. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files audited financial statements with the New York State Department of Financial Services (NY DFS) that have been prepared in accordance with accounting practices prescribed or permitted by the State of New York (NY SAP).

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                  INITIAL       PARTICIPATION
                                      NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
MEMBER COMPANY                          CODE      PERCENT        JAPAN RISK
--------------                        -------- ------------- -------------------
Chartis Overseas Limited.............      -       67.0%            85.0%
Commercial Pool member companies, as
  follows:...........................      -       33.0%            15.0%
   New Hampshire.....................  23841       12.0%            10.0%
   The Company.......................  19445       11.0%             5.0%
   American Home.....................  19380       10.0%             0.0%
                                       =====       ====             ====

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

         AS OF DECEMBER 31,                          2011       2010
         ------------------                       ---------  ---------
         Assumed reinsurance premiums receivable.   125,964     80,066
         Funds held by ceding reinsurers.........    44,019     13,171
         Reinsurance recoverable.................    35,957     44,411
         Equities in underwriting pools and
           associations..........................   281,764    575,123
                                                  ---------  ---------
         TOTAL ASSETS............................ $ 487,704  $ 712,771
                                                  ---------  ---------
         Loss and LAE reserves...................   553,856    596,272
         Unearned premium reserves...............   218,483    246,029
         Funds held..............................    10,721     13,762
         Ceded balances payable..................    51,022     64,698
         Assumed reinsurance payable.............    56,493     46,534
                                                  ---------  ---------
         TOTAL LIABILITIES....................... $ 890,575  $ 967,295
                                                  ---------  ---------
         TOTAL SURPLUS........................... $(402,871) $(254,524)
                                                  =========  =========

   As of December 31, 2011, the Association reported an asset of $2,401,126 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2011, Chartis Europe S.A. represented $1,748,890 and Chartis UK Holdings represented $542,447, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2011 the Company's interest in the Association's SCA entities was $301,101 and has been reported as a component of EQUITIES IN UNDERWRITING POOLS AND ASSOCIATIONS.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis continued to restructure the foreign branch operations of the Admitted Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and former Canadian branches, have historically been reported as part of the operations of the Association by its member companies consistent with the accounting for the Admitted Pooling Agreement, the Admitted Pool. The U.S. member companies of the Association pooled their 33 percent participation with the remaining members of the Admitted Pool.

   On January 1, 2011, American Home transferred the existing business of its Singapore Branch to Chartis Singapore Insurance PTE Ltd. (Chartis Singapore) an indirect wholly owned subsidiary of Chartis International, LLC. American Home also transferred the in force business of its Australia and New Zealand branches to new legal entities formed in those jurisdictions, effective March 1, 2011 and December 1, 2011 respectively. With an effective date of December 1, 2011, American Home also transferred the in force business of its Cyprus and Malta branches to newly formed branches of Chartis Insurance UK Limited (Chartis UK). New Hampshire transferred

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   its in force business of its Philippines branch to Chartis Philippines Insurance Inc., a subsidiary of Chartis Singapore, effective December 1, 2011.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of Chartis UK. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to Chartis UK Ireland Branch and repaneled. On that same date, Chartis UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   During 2011, the largest restructuring were completed at Chartis Singapore, the Australia branch and the Hong Kong branches. These branches had total assets of $2,315,692 and liabilities of $1,322,618.

   Effective December 1, 2010, the in force business of the Hong Kong branches of the Company, American Home and New Hampshire was transferred to Chartis Insurance Hong Kong Limited, a subsidiary of Chartis Overseas Limited, under
   Section 25D of the Hong Kong Insurance Companies Ordinance. Consistent with the 2011 transactions, this transaction was recorded by the Admitted Pool members in calendar year 2011 with the approval of NY DFS and PA DOI.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in their 2012 statutory financial statements. These transactions are not expected to have a material impact on the Company's financial statements.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in
   Note 11.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


D. INVESTMENTS IN AFFILIATES

   As of December 31, 2011 and 2010, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                     PERCENT     2011         2011            2011
---------------------                    --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc..........   100.0%  $    3,234   $    3,930       $    785
Chartis Select Insurance Company........   100.0%     442,228    1,975,192        156,344
Mt. Mansfield Co. Inc...................   100.0%      88,357       82,119          9,257
National Union Fire Ins. Company of Vt..   100.0%      12,530       11,858        (53,546)
Chartis Specialty Insurance Company.....    70.0%     208,138      598,123         60,975
Lexington Insurance Company.............    70.0%     643,111    4,075,918        183,608
Pine Street Real Estate Holding Corp....    22.1%       2,973        1,656            159
American International Realty, Inc......    22.0%       9,931       25,209         (4,476)
Eastgreen, Inc..........................     9.7%      14,705       12,773          5,717
Spruce Peak Realty LLC..................     1.0%         953          953             35
                                           -----   ----------   ----------       --------
   TOTAL COMMON STOCKS-AFFILIATES.......           $1,426,160   $6,787,731       $358,858
                                           =====   ==========   ==========       ========

                                             AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                             OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                         PERCENT     2010         2010            2010
---------------------                        --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc..........       100.0%  $    3,234   $    3,145      $   1,722
Chartis Select Insurance Company........       100.0%     442,228    1,818,848         92,555
Mt. Mansfield Co. Inc...................       100.0%      76,018       72,862         22,429
National Union Fire Ins. Company of La.. (b)   100.0%          --           --         (7,394)
National Union Fire Ins. Company of Vt..       100.0%      41,000       65,404          4,439
Chartis Specialty Insurance Company.....        70.0%     208,138      537,148         49,174
Lexington Insurance Company.............        70.0%     631,112    3,892,310        261,175
Pine Street Real Estate Holding Corp....        22.1%       2,973        1,497            (40)
American International Realty, Inc......        22.0%       9,912       29,685         15,228
Eastgreen, Inc..........................         9.7%       8,976        7,056             97
Spruce Peak Realty LLC..................         1.0%         945          918            694
Chartis Claims, Inc..................... (a)     0.0%          --           --        (55,461)
United Guaranty Corporation............. (c)     0.0%          --           --       (804,829)
                                         --    -----   ----------   ----------      ---------
   TOTAL COMMON STOCKS--AFFILIATES......               $1,424,536   $6,428,873      $(420,211)
                                         ==    =====   ==========   ==========      =========

(a)As referenced in Note 5E, the Company transferred its ownership in Chartis Claims, Inc to Chartis U.S. Inc.
(b)As referenced in Note 5E, National Union Fire Insurance Company of Louisiana was merged into the Company.
(c)As referenced in Note 5E, the Company transferred its interest in United Guaranty Corporation to AIG.

The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Lexington Insurance Company's (Lexington) admitted assets, liabilities and capital and surplus as of December 31, 2011 and 2010 and net income for the years ended December 31, 2011 and 2010 are set forth below:

                                           2011        2010
                                        ----------- -----------
                 Total admitted assets. $18,894,006 $18,631,448
                 Total liabilities.....  13,071,267  13,097,341
                 Total capital and
                   surplus.............   5,822,739   5,534,107
                 Net income............     325,630     312,190
                                        ----------- -----------

   On December 31, 2009, National Union acquired a 100 percent interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565. This amount is being amortized over 10 years. Additionally, as part of the transaction Chartis, Inc. has committed to pay a percentage of the positive cash flows from Mt. Mansfield to the Ultimate Parent.

   The Company, with the approval of PA DOI, reflected the redemption of its investment in the Series A preferred shares of AIG Capital Corporation (Issuer) as a Type 1 subsequent event in the 2009 financial statements. On February 19, 2010, the Company received $2 billion from the Issuer as consideration for the redemption as well as $38,333 representing accrued dividends for the 4th quarter of 2009 and 1st quarter of 2010 through the settlement date. The proceeds received from the redemption and the accrued dividends through December 31, 2009 had been reported as part of the balance sheet account "Receivable from parent, subsidiaries and affiliates".

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2011 and 2010, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0 percent amounted to $1,020,054 and $2,283,464, respectively.

E. RESTRUCTURING

   DOMESTIC OPERATIONS

   As discussed in Note 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010; (i) all of the outstanding shares of United Guaranty Corporation (UGC) owned by the Company and two other insurance company subsidiaries of Chartis U.S., Inc. (Chartis insurance subsidiaries) were transferred to AIG, and; (ii) AIG contributed cash to Chartis, Inc. in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. As a result, on February 24, the Chartis insurance subsidiaries each received a contribution equal to its pro rata share of the statutory book value of UGC shares owned by such Chartis insurance subsidiary, including $842,206 received by the Company.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Effective October 7, 2010, National Union Fire Insurance Company of Louisiana (NULA), Audubon Insurance Company (Audubon Insurance) and Audubon Indemnity Company (Audubon Indemnity) were merged with and into the Company. The Company is the surviving company and has assumed all of the existing obligations of the merged companies. The transaction was accounted for as a statutory merger. The Company did not issue any new shares of stock as a result of the merger. The mergers were recorded as of October 1, 2010 with the approval of the PA DOI. As a result of the merger, the Company's total assets increased by $55,529; total liabilities increased by $4,901; gross paid in and contributed capital increased by $7,130; and unassigned surplus increased by $43,498. The increase to the Company's post-merger surplus is net of eliminations of $1,541 that is primarily related to the provision for reinsurance of $1,308. This item is presented as OTHER SURPLUS ADJUSTMENTS in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS. With the approval of the Company's domiciliary regulator, none of the prior years' results or historical schedules have been restated for the merger.
   Chartis, Inc. created Chartis Global Claims Services, Inc. as part of restructuring efforts within Chartis, Inc. National Union distributed its ownership of Chartis Claims, Inc. to Chartis U.S., Inc. as a dividend, which Chartis U.S., Inc. subsequently contributed to Chartis Global Claims Services, Inc.

   In 2009, the Company sold its 32.77 percent interest in the issued and outstanding common stock of International Lease Finance Corporation (ILFC) to AIG Capital Corporation, a wholly owned subsidiary of AIG. As a result of this transaction, the Company received cash equal to the statutory book value of its investment in ILFC common stock and recorded a gain of $1,927,160. In accordance with the tax sharing agreement, the Company was reimbursed $952,593 and recorded such amount as additional paid in capital.

   Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S., Inc. as consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S., Inc. not subject to this sale ("Chartis U.S., Inc. companies"). The PCG business written by Chartis U.S., Inc. companies was ceded 100 percent to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50 percent quota share to National Union. The Admitted Pool members participated in this business assumed by the Company at their stated pool percentages.

   In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S., Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

       1. The quota share reinsurance agreement between the Company and AIIC under which AIIC ceded 50 percent of the net business of the Personal Lines Pool to the Company was commuted as of June 30, 2009.

       2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to the Company under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


       3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S., Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

   Following these transactions the Chartis U.S., Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $329.9 million.

   The Chartis U.S., Inc. companies which owned 21/st/ Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S., Inc. companies going forward. Additionally, capital contributions were received by the owners of 21/st/ Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $154.8 million and a capital contribution of $54.2 million.

   Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIIC, the Company received $319.1 million of the $1.7 billion of proceeds received by the Chartis U.S., Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $120.9 million.

   FOREIGN OPERATIONS

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of the Company, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, Chartis owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, the Company sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of Chartis International, LLC, for approximately $586.8 million. The Company realized a loss of $215. Additionally, on the same date, American Home closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of Chartis International, LLC, for approximately $433,574. Chartis' total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby the Company provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, L.L.C. The collateral loan has a coupon rate of 2.15 percent and the interest is paid in full at maturity on August 4, 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


F. OTHER RELATED PARTY TRANSACTIONS

   The following tables summarize transactions (excluding reinsurance and cost allocation transactions) that occurred during 2011 and 2010 between the Company and any affiliated companies that exceeded one half of one percent of the Company's admitted assets as of December 31, 2011 and 2010 and all capital contributions and dividends:

                                                                                        2011
                                                               -------------------------------------------------------------
                                                                   ASSETS RECEIVED BY
                                                                       THE COMPANY         ASSETS TRANSFERRED BY THE COMPANY
                                                               --------------------------- ---------------------------------
DATE OF                                          NAME OF
TRANSACTION  EXPLANATION OF TRANSACTION         AFFILIATE      STATEMENT VALUE DESCRIPTION STATEMENT VALUE    DESCRIPTION
-----------  --------------------------     ------------------ --------------- ----------- ---------------    -----------
 03/01/11            Dividend               Chartis U.S., Inc.    $     --                    $ 14,930           In kind
 01/07/11            Dividend               Chartis U.S., Inc.                                 325,000              Cash
 09/30/11            Dividend               Chartis U.S., Inc.                                 290,000              Cash
 12/19/11            Dividend               Chartis U.S., Inc.                                 210,000              Cash
 11/01/11            Dividend               Chartis U.S., Inc.                                  21,416           In kind
 06/30/11    Eaglestone capitalization  (a) Chartis U.S., Inc.     620,000           Cash
 06/30/11      Capital contribution         Chartis U.S., Inc.      17,617           Cash
 Various       Capital contribution     (b) Chartis U.S., Inc.      11,112        In kind
 Various       Capital contribution     (c) Chartis U.S., Inc.       3,036        In kind
                                             AIG Inc.Matched
 03/28/11     Purchase of securities        Investment Program     351,143     Securities      351,143              Cash
 03/31/11    Eaglestone capitalization  (a) Chartis U.S., Inc.                                 510,000              Cash
 08/18/11       Sale of securities              Lexington          418,412           Cash      399,788        Securities
             -------------------------  --  ------------------    --------     ----------     --------        ----------

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of tax sharing agreement
(c)Other
Lexington: Lexington Insurance Company

   Funding of Eaglestone Capitalization

   On March 31, 2011, the Company, American Home, and New Hampshire (Funding Participants), with the approval of the PA DOI and the NY DFS, returned $1,700,000 of capital to their immediate parent (Chartis U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from the PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to Chartis U.S., Inc. The distribution was made to Chartis U.S., Inc. on July 27,
   2011. On that same date, Chartis U.S., Inc. contributed $620,000 to the Company, $130,000 to New Hampshire, and $100,000 to Chartis PC.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                                        2010
                                                               -------------------------------------------------------
                                                                   ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                       THE COMPANY                 THE COMPANY
DATE OF                                          NAME OF       --------------------------- ---------------------------
TRANSACTION  EXPLANATION OF TRANSACTION         AFFILIATE      STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------     ------------------ --------------- ----------- --------------- -----------
 03/05/10             Dividend              Chartis U.S., Inc.       $--                      $170,000        Cash
 04/07/10             Dividend              Chartis U.S., Inc.                                   6,238        Cash
 06/29/10             Dividend              Chartis U.S., Inc.                                 250,000        Cash
 09/08/10             Dividend              Chartis U.S., Inc.                                 120,000        Cash
 12/03/10             Dividend              Chartis U.S., Inc.                                 230,000        Cash
 10/20/10             Dividend              Chartis U.S., Inc.                                  46,895     Securities
 12/31/10             Dividend          (c) Chartis U.S., Inc.                                  66,828     Securities
 10/01/10       Capital contribution    (b) Chartis U.S., Inc.      7,130       In kind
 12/31/10       Capital contribution    (a) Chartis U.S., Inc.     11,936       In kind
 Various        Capital contribution        Chartis U.S., Inc.      5,413       In kind
 12/31/10       Capital contribution    (d) Chartis U.S., Inc.     750,000     Receivable
 12/31/10              Other            (d) Chartis U.S., Inc.     842,206     Receivable      842,206     Securities
 03/22/10      Additional investments           Lexington                                      210,000     Securities
 10/20/10         Dividend income               Lexington          46,895      Securities
 12/14/10         Dividend income               Lexington          210,000     Securities
 06/24/10      Purchase of securities         American Home        708,005     Securities      708,005        Cash
               ----------------------   --  ------------------     -------     ----------     --------     ----------

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity, and NULA.
(c)Transfer of ownership of Chartis Claims, Inc.
(d)Refer to Note 5E--Restructuring--Domestic Operations

   On October 20, 2010, Lexington transferred its ownership of 35,000 shares of JI Accident and Fire Insurance Company, Ltd. to the Company as a dividend, which was valued at $46,895. On the same date the Company transferred these shares to its parent, Chartis U.S Inc. at the same value.

   The Company made an additional contribution to Lexington of $210,000 on March 22, 2010 and received a dividend from Lexington on December 14, 2010 of the same amount.

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2011, 2010 and 2009 that exceeded one half of one percent of the Company's admitted assets:

      FOR THE YEARS ENDED DECEMBER 31,        2011      2010      2009
      --------------------------------      --------- --------- ---------
      Chartis Global Claims Services, Inc.  $ 263,957 $ 259,062 $ 270,160
      Chartis Global Services, Inc.           287,959         -         -
                                            --------- --------- ---------
         TOTAL                              $ 551,916 $ 259,062 $ 270,160
                                            ========= ========= =========

   Effective January 1, 2011, Chartis Global Services, Inc. is the shared services organization for Chartis U.S., Inc. and Chartis International, LLC. In 2010 and 2009, the expenses were paid by other members of the Admitted Pool and allocated to the Company in accordance with the Pooling Agreement.

   As of December 31, 2011 and 2010, short-term investments included amounts invested in the AIG MANAGED MONEY MARKET FUND of $121,757 and $980,277, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   On August 25, 2011, the Company amended its existing credit facility with Graphite. Under the amended facility, Lavastone Capital LLC (Lavastone), a wholly-owned subsidiary of Graphite has assumed from Graphite all of Graphite's rights and obligations, and Lavastone has pledged all of its assets (comprised of life insurance policies, cash, and receivables related to matured policies) to the Company. The amended facility is comprised of three separate elements - a 15-year senior term loan of $1,150,000; a 20-year junior term loan of $175,000; and a 20-year revolving component pursuant to which Lavastone may borrow up to $350,000 from time to time for the purpose of keeping its investments in life insurance in force. Interest on each component is due and payable at maturity, but is prepayable, as is principle, based upon the availability of funds. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets. During 2011, the Company accrued $33,856 of investment income related to this credit facility. As of December 31, 2011 the Company's carrying values of the senior term loan, the junior term loan and the revolver were $1,175,092, $180,488 and $123,316, respectively, including in each case accrued interest. No payments of principle or interest were paid on the amended facility during 2011. As of December 31, 2011 the total fair value of the collateral was $1,517,338. AIG has guaranteed Lavastone's performance of its obligations under the credit facility.

   As part of the transaction, the Company paid to Lavastone $267,025, which was distributed to Graphite and used by Graphite to repay in full the principle and accrued interest on another existing credit facility Graphite had with an affiliate of the Company. No gain or loss was recorded by the Company as part of the loan modification.

   Federal and foreign income taxes (payable)/receivable from the Ultimate Parent as of December 31, 2011 and 2010 amounted to $(61,853) and $34,361, respectively.

   As of December 31, 2011 and 2010, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $29,869 and $45,998, respectively, at December 31, 2011 and 2010.

  AS OF DECEMBER 31,                                         2011      2010
  ------------------                                       -------- ----------
  Balances with admitted pool companies................... $ 41,912 $  337,847
  Balances with less than 0.5% of admitted assets           125,253     96,916
  Capital contributions receivable from Chartis U.S. Inc.        --  1,592,206
                                                           -------- ----------
  RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES      $167,165 $2,026,969
                                                           ======== ==========
  Balances with admitted pool companies                    $ 68,493 $  243,867
  Balances with less than 0.5% of admitted assets           112,478    124,094
                                                           -------- ----------
  PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES           $180,971 $  367,961
                                                           ======== ==========

   On February 24, 2011, the PA SAP approved National Union's request to report a $750,000 capital contribution from its parent, Chartis U.S., Inc. as a Type I subsequent event in its 2010 Annual Statement, pursuant to SSAP
   No. 72. The $750,000 was received on February 25, 2011. As a result of a transaction which closed on February 24, 2011 but was effective December 31, 2010, National Union, New Hampshire, and ISOP's ownership of United Guaranty Corporation, (UGC) was transferred to AIG through the transfer to AIG of all of the outstanding shares

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   of UGC from National Union, New Hampshire, and ISOP after a contribution of cash by AIG to the Chartis insurance subsidiaries in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. On February, 24, 2011, National Union, New Hampshire, and ISOP received $842,206, 644,970, and $348,700; respectively, from this transaction. With the concurrence of National Union, New Hampshire, and ISOP's domiciliary regulator, this transaction has been included in the financial statements as a Type I subsequent event pursuant to SSAP 9 and SSAP 72. The capital contribution and the transfer of the UGC ownership of $750,000 and $842,206, respectively were reported as Receivable from Affiliate at December 31, 2010.

   On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

   On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962.

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

G. EVENTS OCCURRING AT THE AIG LEVEL

   In September 2008, liquidity issues resulted in AIG seeking and receiving governmental support through a credit facility from the Federal Reserve Bank of New York (the FRBNY, and such credit facility, the FRBNY Credit Facility) and funding from the United States Department of the Treasury (Department of the Treasury) through the Troubled Asset Relief Program (TARP).

   On January 14, 2011, AIG was recapitalized (the Recapitalization) and the FRBNY Credit Facility was repaid and terminated through a series of transactions that resulted in the Department of the Treasury becoming AIG's majority shareholder with ownership of approximately 92 percent of outstanding AIG Common Stock at that time. AIG understands that, subject to market conditions, the Department of the Treasury intends to dispose of its ownership interest over time, and AIG has granted certain registration rights to the Department of the Treasury to facilitate such sales.

   On May 27, 2011, AIG and the Department of the Treasury, as the selling shareholder, completed a registered public offering of AIG Common Stock. AIG issued and sold 100 million shares of AIG Common Stock for aggregate net proceeds of approximately $2.9 billion and the Department of the Treasury sold 200 million shares of AIG Common Stock. AIG did not receive any of the proceeds from the sale of the shares of AIG Common Stock by the Department of the Treasury. As a result of the sale of AIG Common Stock in this offering, the Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share (the Series G Preferred Stock) was cancelled and the ownership of the outstanding AIG Common Stock by the Department of the Treasury was reduced from approximately 92 percent to approximately 77 percent after the completion of the offering.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2011, 2010 and 2009, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,           2011                    2010                    2009
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums                  $ 7,395,064 $ 7,574,975 $ 7,046,534 $ 7,178,068 $ 6,293,106 $ 6,258,037
 Reinsurance premiums assumed:
    Affiliates...................  10,176,526  11,083,820  10,393,789  11,337,854  13,353,275  15,167,769
    Non-affiliates...............     483,259     574,522     365,317     408,156     560,836     632,527
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS             18,054,849  19,233,317  17,805,640  18,924,078  20,207,217  22,058,333
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Reinsurance premiums ceded:
    Affiliates...................  11,635,859  12,359,125  11,491,912  12,162,924  13,322,772  14,740,688
    Non-affiliates...............   1,655,724   1,678,272   1,604,992   1,516,668   1,140,940   1,246,179
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS............. $ 4,763,266 $ 5,195,920 $ 4,708,736 $ 5,244,486 $ 5,743,505 $ 6,071,466
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2011 and 2010 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- --------------------
                     UNEARNED              UNEARNED             UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION PREMIUM   COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY   RESERVES    EQUITY
                    ---------- ---------- ---------- ---------- --------  ----------
DECEMBER 31, 2011:
   Affiliates...... $5,943,041  $782,311  $5,932,243  $702,893  $ 10,798   $79,418
   Non affiliates      462,006    60,816     465,221    55,125    (3,215)    5,691
                    ----------  --------  ----------  --------  --------   -------
   TOTALS.......... $6,405,047  $843,127  $6,397,464  $758,018  $  7,583   $85,109
                    ==========  ========  ==========  ========  ========   =======
DECEMBER 31, 2010:
   Affiliates...... $6,851,086  $795,609  $6,655,509  $754,459  $195,577   $41,150
   Non affiliates..    553,275    64,251     487,769    55,293    65,506     8,958
                    ----------  --------  ----------  --------  --------   -------
   TOTALS.......... $7,404,361  $859,860  $7,143,278  $809,752  $261,083   $50,108
                    ==========  ========  ==========  ========  ========   =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As of December 31, 2011 and 2010, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                          UNEARNED PREMIUM PAID LOSSES RESERVES FOR LOSSES
      DECEMBER 31, 2011:      RESERVES       AND LAE         AND LAE
      ------------------  ---------------- ----------- -------------------
         Affiliates......    $5,932,243     $ 93,493       $33,152,985
         Non-affiliates..       465,221      284,711         3,120,018
                             ----------     --------       -----------
         Total...........    $6,397,464     $378,204       $36,273,003
                             ==========     ========       ===========
      DECEMBER 31, 2010:
         Affiliates......    $6,655,509     $100,616       $32,174,635
         Non-affiliates..       487,769      315,516         3,351,435
                             ----------     --------       -----------
         Total...........    $7,143,278     $416,132       $35,526,070
                             ==========     ========       ===========

The Company's unsecured reinsurance recoverables as of December 31, 2011 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                  NAIC CO.
          REINSURER                                 CODE     AMOUNT
          ---------                               -------- -----------
          Affilliates:
             Admitted Pool.......................     --   $36,546,847
             Eaglestone Reinsurance Company......  10651       812,713
             Chartis Overseas Ltd................     --       501,516
             AIU Insurance Company...............  19399       150,677
             Lexington Insurance Company.........  19437        30,120
             United Guaranty Insurance Company...  11715        24,476
             Chartis Europe SA...................     --         6,728
             Chartis Insurance UK Ltd............     --         6,043
             Chartis Specialty Insurance Company.  26883         5,174
             Landmark Insurance Company..........  35637         2,846
             US Life Insurance Company of NY.....  70106         2,568
             Chartis Insurance Company of Canada.     --         1,848
             Chartis Select Insurance Company....  10932         1,814
             Other affiliates less than $1.0
               million...........................     --         4,713
                                                   -----   -----------
             TOTAL AFFILIATES....................          $38,098,083
                                                   -----   -----------
          Non-affilliates:.......................                   --
                                                   -----   -----------
             TOTAL AFFILIATES AND NON-AFFILIATES.          $38,098,083
                                                   =====   ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


During 2011, 2010 and 2009, the Company reported in its STATEMENTS OF OPERATIONS statutory losses of $2,272, $142,835 and $11,466, respectively, as a result of losses incurred from commutations with the below reinsurers. The 2011 loss was comprised of losses incurred of $2,265 and premiums earned of $(7); the 2010 loss was comprised of losses incurred of $142,934, commissions incurred $(103) and premiums earned of $(4); the 2009 losses were from losses incurred.

      COMPANY                                       2011    2010    2009
      -------                                      ------ -------- -------
      Argonaut Midwest Insurance Company.......... $1,987 $     -- $    --
      American International Reinsurance Company,
        Ltd.......................................     --  138,942  10,855
      Reliastar Life Insurance Company............     --    1,368      --
      Continental Casualty Company................     --    1,340      --
      Other reinsurers less than $1.0 million.....    285    1,185     611
                                                   ------ -------- -------
      TOTAL                                        $2,272 $142,835 $11,466
                                                   ====== ======== =======

Effective April 1, 2010, the Company commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its stated pool percentage, as follows:

                                              COMPANY'S POOLED
                                     TOTAL       ALLOCATION
                                   ---------- ----------------
                  Liabilities:
                     Outstanding
                       losses..... $2,576,715     $979,152
                                   ----------     --------
                  P&L:
                     Paid losses..    365,636      138,942
                                   ----------     --------
                     Net cash..... $2,211,079     $840,210
                                   ==========     ========

As of December 31, 2011 and 2010, the Company had reinsurance recoverables on paid losses in dispute of $108,428 and $122,296, respectively.

During 2011, 2010, and 2009, the Company recovered/(wrote-off) reinsurance recoverable balances of $14,875, $(1,292) and $9,450 respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2011 and 2010, the Company's premium receivable and losses payable on assumed business are as follows:

                            2011
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection.............................. $174,413     $38,985    $213,398
Reinsurance payable on paid loss and loss adjustment
  expenses....................................................   75,394      12,463      87,857

                            2010
                                                               --------     -------    --------
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premiums in course of collection                               $155,068     $12,648    $167,716
Reinsurance payable on paid loss and loss adjustment expenses   158,679       5,019     163,698

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, related to reinsurance agreements with the following:

                                                                 2011                               2010
                                                  ---------------------------------  ----------------------------------
                                                  PREMIUMS IN REINSURANCE PAYABLE ON PREMIUMS IN REINSURANCE PAYABLE ON
                                                   COURSE OF    PAID LOSS AND LOSS    COURSE OF    PAID LOSS AND LOSS
                                                  COLLECTION   ADJUSTMENT EXPENSES   COLLECTION   ADJUSTMENT EXPENSES
                                                  ----------- ---------------------- ----------- ----------------------
Chartis Overseas Ltd.............................   $44,977          $ 13,786          $15,554          $21,167
Chartis Excess Ltd...............................     8,666                38               --               --
Lexington Insurance Company......................     8,429            10,832           17,333           18,715
Chartis Europe SA................................     8,428             9,750            7,963           12,642
Chartis Insurance Company of Canada C$...........     7,578             6,701               --               --
Chartis Insurance UK Ltd.........................     7,333             7,050           11,848            4,277
CA De Seguros American Intl......................     5,563             1,411               --               --
La Meridional Compania Argentina de Seguros S.A..     3,966             1,277               --               --
Chartis Specialty Insurance Company..............     3,373             1,394              410              630
National Union Insurance Company of Vermont......     2,348             9,525               50           16,160
Chartis Insurance Company of Puerto Rico.........     1,555             1,339           11,222              328
United Guaranty Residential Insurance Company....       487           (53,200)             258           21,700
Chartis Australia Insurance Ltd..................        --             5,220               --               --
AIU Insurance Co.................................    (2,680)           (3,825)              --               --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                 COMPANY'S POOLED
                                        TOTAL       ALLOCATION
                                      ---------- ----------------
               Liabilities:
                  Outstanding losses. $3,278,251    $1,245,735
                  Unearned premium
                    reserves.........    933,787       354,839
                  Other..............     49,727        18,896
                                      ----------    ----------
                                       4,261,765     1,619,470
                                      ----------    ----------
               P&L:
                  Ceding commission..    220,094        83,636
                                      ----------    ----------
                  Net cash and
                    securities....... $4,041,671    $1,535,834
                                      ==========    ==========

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

AS OF DECEMBER 31, 2011 AND 2010, THE COMPANY'S DEPOSIT ASSETS AND LIABILITIES WERE COMPRISED OF THE FOLLOWING:

                                                               FUNDS
                             DEPOSIT   DEPOSIT   FUNDS HELD    HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         DECEMBER 31, 2011:
            Direct..........  $ --    $103,001    $    --     $   --
            Assumed.........    --          47         --         --
            Ceded...........     4          --         --      5,117
                              ----    --------    -------     ------
            TOTAL...........  $  4    $103,048    $    --     $5,117
                              ====    ========    =======     ======

                                                               FUNDS
                             DEPOSIT   DEPOSIT   FUNDS HELD    HELD
                             ASSETS  LIABILITIES   ASSETS   LIABILITIES
                             ------- ----------- ---------- -----------
         DECEMBER 31, 2010:
            Direct..........  $ --    $106,240    $   333     $   --
            Assumed.........    --      94,201     93,100         --
            Ceded...........   724          --         --      1,045
                              ----    --------    -------     ------
            TOTAL...........  $724    $200,441    $93,433     $1,045
                              ====    ========    =======     ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2011 and 2010 is set forth in the table below:

                                                                 2011                   2010
                                                        ---------------------  ----------------------
                                                         DEPOSIT     DEPOSIT    DEPOSIT     DEPOSIT
                                                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1                                     $    724   $ 200,441   $ 1,684    $ 188,394
   Deposit activity, including loss recoveries.........      (720)    (95,807)   (1,712)       8,823

   Interest income or expense, net of amortization of
     margin............................................        --      (1,586)      752        3,224
                                                         --------   ---------   -------    ---------
BALANCE AT DECEMBER 31                                   $      4   $ 103,048   $   724    $ 200,441
                                                         ========   =========   =======    =========

                                                                 2011                   2010
                                                        ---------------------  ----------------------
                                                        FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                                                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1                                     $ 93,433   $   1,045   $93,433    $      --
   Contributions.......................................        --       5,017        --        1,045
   Withdrawals.........................................   (93,433)       (945)       --           --
   Interest............................................        --          --        --           --
                                                         --------   ---------   -------    ---------
BALANCE AT DECEMBER 31                                   $     --   $   5,117   $93,433    $   1,045
                                                         ========   =========   =======    =========

In 2011, the Company determined, based on settlement of related litigation, that an assumed reinsurance deposit transaction had terminated, and the Company eliminated assumed deposit liabilities of $95,000 and related funds held assets of $93,100.

NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2010. This accounting policy provides that the Company shall reflect in its financial statements the tax liability that would have been paid by the Company if it had filed a separate federal income tax return except that Chartis, Inc. assumes the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits is defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

While the accounting policy described above governs the current and deferred tax recorded to the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with Chartis, Inc. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit to the Company above, except that:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


    . Any tax realized by the Company from the creation of a deferred inter-company gain (as determined under Treasury Regulation
       Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

    . To the extent that (1) tax attributes are created outside of the normal course of business, (2) that cash benefit is received by Chartis, Inc. under its separate tax allocation agreement with Parent in advance of when the attributes are actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expire unused in the AIG consolidated tax return, Chartis, Inc. shall reimburse Parent for this amount and apportion such amount to the Company to the appropriate extent. The Company shall make any required reimbursements within 90 days after Chartis, Inc. receives notice from Parent. Consistent SSAP 10R principles and the Company's tax accounting policy for allocating taxes, any payment made under this provision would be accounted for as a distribution. At December 31, 2011, the Company has not generated any attributes outside of the normal course of business that could cause this provision of the agreement to become applicable.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. (S)1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35 percent at December 31, 2011.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2011 and 2010 are as follows:

                                DECEMBER 31, 2011                  DECEMBER 31, 2010                       CHANGE
                        ---------------------------------  ---------------------------------  -------------------------------
DESCRIPTION              ORDINARY    CAPITAL      TOTAL     ORDINARY    CAPITAL      TOTAL     ORDINARY   CAPITAL     TOTAL
----------------------- ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Gross deferred tax
  assets............... $1,535,890  $ 426,141  $1,962,031  $1,398,603  $ 573,242  $1,971,845  $ 137,287  $(147,101) $  (9,814)
Less statutory
  valuation
  allowance............         --    113,179     113,179      19,655    312,786     332,441    (19,655)  (199,607)  (219,262)
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Adjusted gross
  deferred tax
  assets...............  1,535,890    312,962   1,848,852   1,378,948    260,456   1,639,404    156,942     52,506    209,448
Gross deferred tax
  liabilities..........    (53,027)  (312,962)   (365,989)   (121,752)  (260,456)   (382,208)    68,725    (52,506)    16,219
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Net deferred tax asset/
  (liabilities)........  1,482,863         --   1,482,863   1,257,196         --   1,257,196    225,667         --    225,667
Deferred tax assets
  nonadmitted..........   (609,323)        --    (609,323)   (256,859)        --    (256,859)  (352,464)        --   (352,464)
                        ----------  ---------  ----------  ----------  ---------  ----------  ---------  ---------  ---------
Net admitted deferred
  tax assets........... $  873,540  $      --  $  873,540  $1,000,337  $      --  $1,000,337  $(126,797) $      --  $(126,797)
                        ==========  =========  ==========  ==========  =========  ==========  =========  =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                               DECEMBER 31, 2011         DECEMBER 31, 2010             CHANGE
                                           ------------------------- ------------------------- -----------------------
DESCRIPTION                                ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL  TOTAL   ORDINARY CAPITAL TOTAL
-----------                                -------- ------- -------- -------- ------- -------- -------- ------- ------
Increase in DTA from carried back
  losses that reverse in subsequent three
  calendar years that are carried back to
  recoup taxes............................ $     --   $--   $     -- $     --   $--   $     --  $   --    $--   $   --
Increase in DTA from the lesser of
  adjusted gross DTAs realizable within
  36 months or 15% of statutory
  surplus.................................  600,868    --    600,868  599,502    --    599,502   1,366     --    1,366
Increase in DTA from adjusted gross
  DTAs that can be offset against
  DTLs....................................       --    --         --       --    --         --      --     --       --
                                           --------   ---   -------- --------   ---   --------  ------    ---   ------
Total Increase in DTA admitted
  pursuant to Paragraph 10.e.............. $600,868   $--   $600,868 $599,502   $--   $599,502  $1,366    $--   $1,366
                                           ========   ===   ======== ========   ===   ========  ======    ===   ======

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                          DECEMBER 31, 2011                  DECEMBER 31, 2010                      CHANGE
                  --------------------------------  ----------------------------------  ------------------------------
DESCRIPTION       ORDINARY   CAPITAL      TOTAL      ORDINARY    CAPITAL      TOTAL      ORDINARY   CAPITAL    TOTAL
-----------       --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Carried
     back
     losses
     that
     reverse
     in
     subsequent
     calendar
     year........ $     --  $      --  $        --  $       --  $      --  $        --  $      --  $     --  $      --
   The lesser
     of
     adjusted
     gross
     DTAs
     realizable
     within 12
     months
     or 10%
     of
     statutory
     surplus.....  272,672         --      272,672     400,835         --      400,835   (128,163)       --   (128,163)
   Adjusted
     gross
     DTAs
     that can
     be offset
     against
     DTLs........   53,027    312,962      365,989     121,753    260,455      382,208    (68,726)   52,507    (16,219)
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Total DTA
     admitted
     pursuant
     to
     Paragraphs
     10.a,
     10.b and
     10.c........ $325,699  $ 312,962  $   638,661  $  522,588  $ 260,455  $   783,043  $(196,889) $ 52,507  $(144,382)
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------

Admission
  Calculation
  Components.....
SSAP No. 10R,
  Paragraph
  10.e...........

   Carried
     back
     losses
     that
     reverse
     in
     subsequent
     three
     calendar
     years....... $     --  $      --  $        --  $       --  $      --  $        --  $      --  $     --  $      --
   The lesser
     of
     adjusted
     gross
     DTAs
     realizable
     within 36
     months
     or 15%
     of
     statutory
     surplus.....  600,868         --      600,868     599,502         --      599,502      1,366        --      1,366
   Adjusted
     gross
     DTAs
     that can
     be offset
     against
     DTLs........       --         --           --          --         --           --         --        --         --
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Additional
     DTA
     admitted
     pursuant
     to
     Paragraph
     10.e........ $600,868  $      --  $   600,868  $  599,502  $      --  $   599,502  $   1,366  $     --  $   1,366
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------

   Total DTA
     admitted
     under
     SSAP
     No. 10R.....  926,567    312,962    1,239,529   1,122,090    260,455    1,382,545   (195,523)   52,507   (143,016)
   Total
     DTL.........  (53,027)  (312,962)    (365,989)   (121,753)  (260,455)    (382,208)    68,726   (52,507)    16,219
                  --------  ---------  -----------  ----------  ---------  -----------  ---------  --------  ---------
   Net
     admitted
     DTA......... $873,540  $      --  $   873,540  $1,000,337  $      --  $ 1,000,337  $(126,797) $     --  $(126,797)
                  ========  =========  ===========  ==========  =========  ===========  =========  ========  =========

Used in SSAP
  No. 10R, Par.
  10 d...........

   Total
     adjusted
     capital.....       --         --   11,627,724          --         --   11,532,762         --        --     94,962
                                       -----------                         -----------                       ---------
   Authorized
     Control
     Level.......       --         --    2,682,615          --         --    2,963,797         --        --   (281,182)
                                       -----------                         -----------                       ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The following table provides the Company's assets, capital and surplus, and Risk Based Capital (RBC) information with the DTA calculated under SSAP 10R paragraphs 10.a. to 10.c. and the additional DTA determined under SSAP 10R paragraph 10.e.:

                               DECEMBER 31, 2011             DECEMBER 31, 2010                    CHANGE
                          ---------------------------- ------------------------------ ------------------------------
DESCRIPTION               ORDINARY CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL
-----------               -------- ------- ----------- ---------- ------- ----------- ---------  ------- -----------
SSAP No. 10R,
  Paragraphs 10.a, 10.b,
  and 10.c

Admitted deferred tax
  assets................. $272,672   $--   $   272,672 $  400,835   $--   $   400,835 $(128,163)   $--   $  (128,163)
Admitted assets..........       --    --    29,804,576         --    --    31,648,572        --     --    (1,843,996)
Adjusted statutory
  surplus................       --    --    12,013,139         --    --    12,141,313        --     --      (128,174)
Total adjusted capital
  from DTA...............       --    --    12,013,139         --    --    12,141,313        --     --      (128,174)

Increased amounts due to
  SSAP No. 10R,
  Paragraph 10.e

Admitted deferred tax
  assets................. $873,540   $--   $   873,540 $1,000,337   $--   $ 1,000,337 $(126,797)   $--   $  (126,797)
Admitted assets..........       --    --    30,405,444         --    --    32,248,074        --     --    (1,842,630)
Statutory surplus........       --    --    12,614,007         --    --    12,740,815        --     --      (126,808)

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies did not affect ordinary adjusted gross DTAs and increased net admitted DTAs by $92,517. Tax planning strategies increased had no impact upon capital adjusted gross DTAs and net admitted capital DTAs, all of which were admitted due to the Company being in a net capital DTL position.

During 2011, 2010 and 2009, the Company's current income tax expense/(benefit) was comprised of the following:

    FOR THE YEARS ENDED DECEMBER 31,             2011     2010      2009
    --------------------------------           -------  -------  ---------
    Federal income tax........................ $ 8,035  $11,537  $(384,905)
    Foreign income tax........................  (1,695)  (9,078)     6,290
                                               -------  -------  ---------
       Subtotal...............................   6,340    2,459   (378,615)
    Federal income tax on net capital gains...      --   17,767    930,452
    Other--including return to provision......      --   (6,049)     1,479
                                               -------  -------  ---------
    Federal and foreign income taxes incurred. $ 6,340  $14,177  $ 553,316
                                               =======  =======  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


The composition of the Company's net deferred tax assets as of December 31, 2011 and 2010, along with the changes in deferred income taxes for 2011, is set forth in the table below:

                                                   2011        2010       CHANGE
                                                ----------  ----------  ---------
Deferred tax assets:...........................
   Ordinary....................................
       Loss reserve discount................... $  312,187  $  359,135  $ (46,948)
       Non-admitted assets.....................    147,877     188,669    (40,792)
       Unearned premium reserve................    179,720     209,756    (30,036)
       Pension adjustments.....................     12,278      24,777    (12,499)
       Bad debt expense........................     29,820      90,090    (60,270)
       Net operating loss carryforward.........    501,587     462,168     39,419
       Foreign tax credits carryforward........     19,102      14,890      4,212
       Deferred tax of foreign entities........     55,749      38,067     17,682
       Investments.............................    219,351          --    219,351
       Deferred loss on branch conversions.....     10,086          --     10,086
       Other temporary differences.............     48,132      11,051     37,081
                                                ----------  ----------  ---------
          Subtotal.............................  1,535,889   1,398,603    137,286

   Statutory valuation allowance adjustment....         --     (19,655)    19,655
   Non-admitted................................   (609,323)   (256,859)  (352,464)
                                                ----------  ----------  ---------

   Admitted ordinary deferred tax assets.......    926,566   1,122,089   (195,523)
                                                ----------  ----------  ---------
   Capital.....................................
       Investments writedown...................    324,363     264,773     59,590
       Deferred intercompany loss..............         --      40,792    (40,792)
       Net capital loss carryforward...........     79,923     140,007    (60,084)
       Unrealized capital losses...............      6,038     125,171   (119,133)
       Other temporary difference..............     15,818       2,499     13,319
                                                ----------  ----------  ---------
          Subtotal.............................    426,142     573,242   (147,100)

   Statutory valuation allowance adjustment....   (113,179)   (312,786)   199,607
   Non-admitted................................         --          --         --
                                                ----------  ----------  ---------
   Admitted capital deferred tax assets........    312,963     260,456     52,507
                                                ----------  ----------  ---------
   Total admitted deferred tax assets.......... $1,239,529  $1,382,545  $(143,016)
                                                ----------  ----------  ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


                                                                             2011       2010       CHANGE
                                                                          ---------  ----------  ---------
Deferred tax liabilities:................................................
   Ordinary..............................................................
       Investments....................................................... $ (40,448) $  (26,341) $ (14,107)
       Depreciation......................................................        --      (8,532)     8,532
       Partnerships......................................................        --     (23,893)    23,893
       Other (including items <5% of total ordinary tax liabilities).....   (12,579)    (62,986)    50,407
                                                                          ---------  ----------  ---------
          Subtotal.......................................................   (53,027)   (121,752)    68,725

   Capital...............................................................
       Investments.......................................................   (60,572)         --    (60,572)
       Unrealized capital gains..........................................  (252,390)   (260,456)     8,066
                                                                          ---------  ----------  ---------
          Subtotal.......................................................  (312,962)   (260,456)   (52,506)

   Total deferred tax liabilities........................................ $(365,989) $ (382,208) $  16,219
                                                                          ---------  ----------  ---------
Net admitted deferred tax assets/(liabilities):.......................... $ 873,540  $1,000,337  $(126,797)
                                                                          =========  ==========  =========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

DESCRIPTION                                                  2011        2010       CHANGE
-----------                                               ----------  ----------  ---------
Adjusted gross deferred tax assets....................... $1,848,852  $1,639,404  $ 209,448
Total deferred tax liabilities...........................   (365,989)   (382,208)    16,219
                                                          ----------  ----------  ---------
Net deferred tax asset...................................  1,482,863   1,257,196    225,667
Deferred tax assets/(liabilities)--SSAP 3................                            40,748
Deferred tax assets/(liabilities)--unrealized............                             3,265
Deferred tax--noncash settlement through paid-in capital.                            11,112
                                                                                  ---------

Total change in deferred tax.............................                           170,542
                                                                                  =========

Change in deferred tax--current year.....................                           143,303
Change in deferred tax--current year--other suplus items.                            27,239
                                                                                  ---------
Change in deferred tax--current year--Total..............                           170,542
                                                                                  =========

                                                            CURRENT    DEFERRED     TOTAL
                                                          ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3--general items.................................    (83,765)    276,210    192,445
   SSAP 3--unrealized gain/loss..........................         --    (114,332)  (114,332)
                                                          ----------  ----------  ---------
   Total SSAP 3..........................................    (83,765)    161,878     78,113
   SSAP 3--statutory valuation allowance.................         --    (121,128)  (121,128)
                                                          ----------  ----------  ---------
   SSAP 3--adjusted tax assets and liabilities...........    (83,765)     40,750    (43,015)
   SSAP 3--non-admitted impact...........................     42,479      (9,412)    33,067
                                                          ----------  ----------  ---------
Total SSAP 3 impact...................................... $  (41,286) $   31,338  $  (9,948)
                                                          ==========  ==========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, INCOME TAXES. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2011, the Company recorded gross deferred tax assets before valuation allowance of $1,962,031 and established a valuation allowance of $113,179 relating to capital deferred tax assets. This is based on the Company's expectation, which is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2011. Accordingly, the Company recorded total adjusted deferred tax assets of $1,848,852.

When making its assessment about the realization of its deferred tax assets at December 31, 2011, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the tax Sub Group and the Ultimate Parent; and,

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Negative evidence included: (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,062,000 and $1,645,000, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 3.75 percent to 10.8 percent.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These tax planning strategies include; (i) converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities; and, (ii) investing available resources into higher yielding assets.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,848,852 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Currently, no carryback potential exists, and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $873,540 of adjusted gross deferred tax assets was admitted as of December 31, 2011.

The Company does not have any unrecorded deferred tax liabilities.

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                                  2011                  2010                   2009
                                                          --------------------  --------------------  ---------------------
DESCRIPTION                                                 AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT    TAX EFFECT
--------------------------------------------------------- ---------  ---------- ---------  ---------- ----------  ----------
Net income before federal income taxes and capital gains
  taxes.................................................. $ 602,743  $ 210,960  $(670,989) $(234,846) $1,394,300  $ 488,005
BOOK TO TAX ADJUSTMENTS:
   Tax-exempt income.....................................  (186,459)   (65,261)  (260,513)   (91,179)   (379,686)  (132,890)
   Intercompany dividends................................   (30,942)   (10,830)  (301,132)  (105,396)   (287,872)  (100,755)
   Dividend received deduction...........................    (5,095)    (1,783)    (5,725)    (2,004)         --         --
   Subpart F income, gross-up & foreign tax credits......    10,847      2,102    (39,680)   (23,366)         --         --
   Meals and entertainment...............................     2,591        907      2,109        738         909        318
   Stock options and other compensation..................    39,035     13,662     (5,364)    (1,877)         --         --
   Non-deductible penalties..............................     1,522        533         --         --         767        268
   Change in non-admitted assets.........................   104,930     36,726    198,958     69,635    (227,957)   (79,785)
   Change in tax position................................        --      5,214         --     11,937          --     50,468
   Statutory valuation allowance.........................  (340,390)  (340,390)   332,441    332,441          --         --
   Sale of divested entities.............................        --         --         --         --     (27,239)    (9,534)
   Return to provision...................................        --     (1,254)        --     48,616          --     17,098
   Capital gain on affiliated subsidiary redistribution
     (UGC)...............................................        --         --    (67,503)   (23,626)         --         --
   Sale of ILFC..........................................        --         --         --         --     795,000    278,250
   Branch incorporation & conversion (Hong Kong/
     Singapore)..........................................      (566)      (198)        --         --          --         --
   Non-deductible expenses...............................    36,156     12,655         --         --          --         --
   Other.................................................       (14)        (6)        --     (2,061)         --      3,604
                                                          ---------  ---------  ---------  ---------  ----------  ---------
       TOTAL BOOK TO TAX ADJUSTMENTS.....................  (368,385)  (347,923)  (146,409)   213,858    (126,078)    27,042
                                                          ---------  ---------  ---------  ---------  ----------  ---------
TOTAL FEDERAL TAXABLE INCOME AND TAX                      $ 234,358  $(136,963) $(817,398) $ (20,988) $1,268,222  $ 515,047
                                                          =========  =========  =========  =========  ==========  =========

Federal income tax incurred..............................                6,340                (3,590)              (377,136)
Federal income tax on realized capital gains.............                   --                17,767                930,452
Change in deferred tax...................................             (170,542)              (35,165)               (38,269)
Less: Change in deferred tax--other surplus items........               27,239                    --                     --
                                                                     ---------             ---------              ---------
Total tax................................................            $(136,963)            $ (20,988)             $ 515,047
                                                                     ---------             ---------              ---------

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


As of December 31, 2011, the Company had $19,102 of foreign tax credits carry forwards expiring through the year 2021, $1,433,106 of net operating loss carry forwards expiring through the year 2031, and $228,350 of capital loss carry forwards expiring through the year 2016 that are available to offset against future taxable income. The Company had no unused tax credits available to offset against future taxable income as of December 31, 2011 and 2010.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2011, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the Subgroup Parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2011. As of December 31, 2011, the Company recorded gross liabilities related to tax return errors and omissions in the amount of $59,032.

Listed below are the tax years that remain subject to examination by major tax jurisdictions at December 31, 2011:

                    Major Tax Jurisdictions  Open Tax Years
                    -----------------------  --------------
                        United States.......  2000 - 2010

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

   The AIG Retirement Plan (the AIG U.S. Plan) is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

   Effective April 1, 2012, the AIG U.S. Plan and AIG Excess plans will be converted from final average pay to cash balance formulas comprised of pay credits based on 6 percent of a plan participant's annual compensation (subject to IRS limitations for the qualified plan) and annual interest credits. However, employees satisfying certain age and service requirements remain covered under the final average pay formula in the respective plans.

   The following table sets forth the funded status of the AIG U.S. Plan, valued in accordance with SSAP No. 89, ACCOUNTING FOR PENSIONS (SSAP 89).

                AS OF DECEMBER 31,         2011        2010
                ------------------      ----------  ----------
                Fair value of plan
                  assets............... $3,432,515  $3,424,553
                Less projected benefit
                  obligation...........  4,219,931   3,574,840
                                        ----------  ----------
                Funded status.......... $ (787,416) $ (150,287)
                                        ==========  ==========

   The weighted average assumptions that were used to determine the pension benefit obligations as of December 31, 2011, 2010 and 2009 are set forth in the table below:

     AS OF DECEMBER 31,                 2011         2010         2009
     ------------------             -----------  -----------  -----------
     Discount rate.................    4.62%        5.50%        6.00%
     Rate of compensation increase
       (average)...................    4.00%        4.00%        4.00%
     Measurement date.............. December 31, December 31, December 31,
                                        2011         2010         2009
     Medical cost trend rate.......     N/A          N/A          N/A
                                    ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In 2011 and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $8,362 and $12,909 for 2011 and 2010, respectively.

   AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives. The results in this footnote do not include the nonqualified plans.

B. POSTRETIREMENT BENEFIT PLANS

   AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

   Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (SSAP 14), as of December 31, 2011 and 2010 were $201,960 and $202,418, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $622 and $584 for the years ended December 31, 2011 and 2010, respectively.

   Effective April 1, 2012, the Company subsidy for the retiree medical plan will only be provided to employees whose combination of age and credited service is equal to or greater than 65 points, who are at least age 55, and have at least 5 years of credited service as of March 31, 2012. The retiree plan will only provide access to coverage for all other retirees, but the Company subsidy will no longer be available to them.

   As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan including share-based cash settled awards such as the Stock Salary and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   TARP RSU Awards and several other legacy AIG-sponsored employee compensation plans, which are linked to AIG Common Stock. Share-based cash settled awards are recorded as liabilities until the final payout is made or the award is replaced with a stock-settled award. Unlike stock-settled awards, which have a fixed grant-date fair value (unless the award is subsequently modified), the fair value of unsettled or unvested liability awards are remeasured at the end of each reporting period based on the change in fair value of one share of AIG common stock. Legacy plans for which awards were still outstanding at December 31, 2011 include the AIG 1999 Stock Option Plan, as amended, AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units and the AIG 2007 Stock Incentive Plan, as amended. During 2011 and 2010, AIG allocated to the Company compensation expense totaling $4,258 and $15,208 respectively, related to stock options and restricted stock units granted under these plans.

   In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2011 and 2010, AIG allocated to the company $5,263 and $10,409, respectively, for expenses incurred under this plan.

   In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees (the AIG Incentive Savings Plan), which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. The Company's allocated pre-tax expense associated with this plan was $5,232 and $7,686 in 2011 and 2010, respectively. Effective January 1, 2012, the AIG Incentive Savings Plan was amended to change the company matching contribution to 100 percent of the first six percent of participant contributions and to allow all employees to contribute up to the annual IRS contribution maximum of $17.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently;
   other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies.
   The costs of these plans are borne by AIG and its participating subsidiaries.

E. IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

   On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2011 is $3,100

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   The portion of unassigned surplus as of December 31, 2011 and 2010 represented by each item below is as follows:

                                             2011        2010
                                         -----------  ----------
              Unrealized gains and
                losses.................. $ 5,798,294  $5,557,752
              Non-admitted asset values.  (1,079,724)   (838,329)
              Provision for reinsurance.     (77,539)   (101,251)

   In calculating the provision for reinsurance as of December 31, 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $402,308. In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $332,238 and $28,238, respectively. The use of these assets was approved by the PA DOI.

   The changes in unrealized gains and non-admitted assets reported in the STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS were derived as follows:

    Change in net unrealized gains         2011        2010        2009
    ------------------------------      ----------  ----------  ----------
    Unrealized gains, current year..... $5,798,294  $5,557,752  $5,274,143
    Unrealized gains, previous year....  5,557,752   5,274,143   5,805,880
                                        ----------  ----------  ----------

    Change in unrealized gains.........    240,542     283,609    (531,737)
    Change in tax on unrealized gains..      3,265     (63,042)     20,011
    Adjustments to beginning surplus
      (SSAP 3).........................    135,388     222,380      84,902
    Derivatives--change in foreign
      exchange.........................     13,772     (11,263)         --
    Amortization of goodwill...........     (2,927)     (2,926)     (7,741)
                                        ----------  ----------  ----------
    Change in unrealized, net of taxes. $  390,040  $  428,758  $ (434,565)
                                        ==========  ==========  ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


         Change in non-admitted asset values      2011         2010
         -----------------------------------  -----------  -----------
         Non-admitted asset values, current
           year.............................. $(1,079,724) $  (838,329)
         Non-admitted asset values, previous
           year..............................    (838,329)  (1,326,751)
                                              -----------  -----------
         Change in non-admitted assets.......    (241,395)     488,422
         Change in accounting principles
           SSAP 10R..........................      (1,366)    (356,629)
         Adjustments to beginning surplus
           (SSAP 3)..........................      19,783      (39,897)
         Other surplus adjustments...........          --      (12,398)
                                              -----------  -----------
         Change in non-admitted assets....... $  (222,978) $    79,498
                                              ===========  ===========

   During 2010, the Company recognized a $50,628 increase in surplus due to the mergers with Audubon Insurance, Audubon Indemnity and NULA. The surplus components impacted were as follows:

                    Change in SSAP 10R.............. $   199
                    Gross paid in and contributed
                      surplus.......................   7,130
                    Unassigned funds (other surplus
                      adjustments)..................  43,299
                                                     -------
                                                     $50,628
                                                     =======

   The Company transferred its ownership of United Guaranty Corporation (UGC) to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. There was no impact to surplus as the balance distributed was equal to the contribution. The distribution was considered extraordinary. Refer to Note 13 for further details.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2011 reporting period.

C. DIVIDEND RESTRICTIONS

   Under Pennsylvania law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10 percent of the Company's statutory earned surplus, inclusive of unrealized gains and losses, as of December 31, 2011, or 100 percent of the

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   Company's net income, for the preceding twelve month period ended
   December 31, 2011) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI. As of December 31, 2011, the maximum dividend payment, which may be made, by the Company, without prior approval during 2012, is approximately $1,201,290.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to PA DOI of, (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2011, the Company paid $861,346 in dividends to Chartis U.S., Inc. of which $500,000 were considered extraordinary dividends. During 2010, the Company paid $889,961 in ordinary dividends to Chartis U.S., Inc. During 2009, the Company paid $537,000 in dividends to Chartis U.S., Inc. Refer to
   Note 5E for additional information.

   The Company transferred its ownership of UGC to AIG, after a contribution of cash by AIG in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. The distribution of UGC was considered extraordinary. Refer to Note 13 for further details.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Other legal proceedings include the following:

   The National Association of Insurance Commissioners Market Analysis Working Group, led by the states of Ohio and Iowa, is conducting a multi-state examination of certain accident and health products, including travel products, issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"). The examination formally commenced in September 2010 after National Union, based on the identification of certain regulatory issues related to the conduct of its accident and health insurance business, including rate and form issues, producer licensing and appointment, and vendor management, requested that state regulators collectively conduct an examination of the regulatory issues in its accident and health business. In addition to Ohio and Iowa, the lead states in the multi-state examination are Minnesota, New Jersey and Pennsylvania, and currently a total of 38 states have agreed to participate in the multi-state examination. As part of the multi-state examination, an Interim Consent Order was entered into with Ohio on (A) January 7, 2011, in which National Union agreed, on a nationwide basis, to cease marketing directly to individual bank customers accident/sickness policy forms that had been approved to be sold only as policies providing blanket coverage, and to certain related remediation and audit

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   procedures and (B) on February 14, 2012, in which National Union agreed, on a nationwide basis, to limit outbound telemarketing to certain forms and rates. A Consent Order was entered into with Minnesota on February 10, 2012, in which National Union and Travel Guard Group Inc. agreed to (i) cease automatically enrolling Minnesota residents in certain insurance relating to air travel, (ii) pay a civil penalty to Minnesota of $250 and (iii) refund premium to Minnesota residents who were automatically enrolled in certain insurance relating to air travel. In early 2012, Chartis U.S., Inc., on behalf of itself, National Union, and certain of Chartis U.S., Inc.'s insurance companies (collectively, "Chartis U.S.") and the lead regulators agreed in principle upon certain terms to resolve the multi-state examination. The terms include Chartis U.S.'s (i) payment of a civil penalty of up to $51,000, (ii) agreement to enter into a corrective action plan describing agreed-upon specific steps and standards for evaluating Chartis U.S.'s ongoing compliance with laws and regulations governing the regulatory issues identified in the examination, and (iii) agreement to pay a contingent fine in the event that Chartis U.S. fails to substantially comply with the steps and standards agreed to in the corrective action plan. AIG has established a reserve equal to the amount of the civil penalty under the proposed agreement. As the terms outlined above are subject to agreement by the lead and participating states and appropriate agreements or orders, the Company (i) can give no assurance that these terms will not change prior to a final resolution of the multi-state examination that is binding on all parties and (ii) cannot predict what other regulatory action, if any, will result from resolving the multi-state examination. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on Chartis's consolidated results of operations for an individual reporting period, the ongoing operations of the business being examined, or on similar business written by other AIG carriers. National Union and other Chartis companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course.

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

   After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery. The parties are presently engaged in class discovery, and plaintiffs' motion for class certification is scheduled for a hearing starting on May 30, 2012.

   As of April 18, 2012, the parties have not commenced general discovery, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010.

   In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

   Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey Action.

   On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG parties' financial position.

   On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. The Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort.

   Following motion practice in the District Court, the matter was referred to the Bankruptcy Court as related to the settlement that was approved on March 16, 2011. The AIG Defendants requested leave to move for sanctions because they assert the complaint is frivolous, and the plaintiffs indicated their intent to file an amended complaint. On October 5, 2011, the Bankruptcy Court set a 60-day deadline for plaintiffs to amend, if so advised, and to determine whether they wish to proceed notwithstanding AIG Defendants' assertion that the claim is frivolous. The plaintiffs neither withdrew nor amended their complaint within the 60-day deadline set by the Bankruptcy Court. On December 7, 2011, the Bankruptcy Court indicated that the AIG Defendants should file their motions to dismiss and for sanctions against the plaintiffs' existing complaint, returnable January 18, 2012. The AIG Defendants filed their motions to dismiss and for sanctions on December 19, 2011. On February 1, 2012, the bankruptcy court dismissed the complaint without prejudice and set a March 5, 2012 hearing date for the AIG Defendants' sanctions motion. At that hearing, the Court granted the AIG Defendants' sanctions motion.

   Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95 percent) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

   Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

   On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

   On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

   On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

   On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

   On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If Court approval becomes final, the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. On April 29, 2011, Liberty Mutual Group filed papers in opposition to preliminary approval of the proposed settlement and in opposition to certification of a settlement

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   class, in which it alleged that AIG's actual exposure should the class action continue through judgment to be in excess of $3,000,000. The AIG parties dispute this allegation.

   On August 1, 2011, the Court issued an opinion and order granting the pending motion for settlement class certification and preliminarily approving the proposed class action settlement, subject to certain minor modifications to the settlement agreement that the Court noted the parties already had agreed to make. The opinion and order stated that it would become effective upon entry of a separate Findings and Order Preliminarily Certifying a Settlement Class and Preliminarily Approving Proposed Settlement, which was then entered on August 5, 2011. Liberty Mutual sought leave from the United States Court of Appeals for the Seventh Circuit to appeal the August 5, 2011 class certification decision, which was denied on August 19, 2011. Notice of the settlement was issued to the class members on August 19, 2011 advising that any class member wishing to opt out of or object to the class action-settlement was required to do so by October 3, 2011. RLI Insurance Company and its affiliates, which were to receive less than one thousand dollars under the proposed settlement, sent the only purported opt-out notice. Liberty Mutual, including its subsidiaries Safeco and Ohio Casualty, and the Kemper group of insurance companies, through their affiliate Lumbermens Mutual Casualty, were the only two objectors. The AIG parties and the settling class plaintiffs filed responses to the objectors' submissions on October 28, 2011. The Court conducted a final fairness hearing on November 29, 2011. Immediately prior to the hearing, Lumbermens Mutual Casualty withdrew its objection to the settlement. On December 21, 2011, the Court issued an Order granting final approval of the settlement, but staying that ruling pending a forthcoming opinion. On February 28, 2012, the Court entered a final order and judgment approving the class action settlement. Liberty Mutual, Safeco and Ohio Casualty filed notices of their intent to appeal the Court's final order and judgment. The Court of Appeals for the Seventh Circuit has consolidated the appeals. Liberty Mutual, Safeco and Ohio Casualty are to submit their opening briefs on or before May 29, 2012.

   The $450,000 settlement amount, which is currently held in escrow pending final resolution of the class action settlement, was funded in part from the approximately $191,500 remaining in the Workers' Compensation Fund, after the transfer of the $146,500 in fines, penalties, and premium taxes discussed in the NAIC Examination of Workers' Compensation Premium Reporting matter below. In the event that the appeal of the class action settlement is successful, the litigation could resume. AIG has an accrued liability equal to the amounts payable under the settlement.

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. On December 21, 2011, plaintiffs filed a motion for class certification, which the AIG parties opposed on January 23, 2012. On February 29, 2012, the parties agreed in principle to settle the case for a payment by defendants of $4,000. If that settlement is approved by the court and the settlement becomes final, the case will be concluded.

                                      78

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties;
   (ii) AIG's payment of $46,500 in outstanding premium taxes; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement originally was contingent upon, among other events: (i) a final, court-approved settlement being reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group and (ii) a settlement being reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments. AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver will not become effective until AIG consummates a settlement with the state insurance guaranty associations.

   AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

   After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

   The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

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           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

   The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

   On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

   On March 18, 2011, AIG, certain subsidiaries and certain other insurer and broker defendants agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. Once the settlement is finalized approved by the Court and any appeals of Court approval or exhausted, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. On June 20, 2011, the Court "administratively terminated" without prejudice the various Defendants' pending motions to dismiss the proposed class plaintiffs' operative pleading indicating that those motions may be re-filed after adjudication of all issues related to the proposed class settlement and subject to the approval of the Magistrate Judge. On June 27, 2011, the Court preliminarily approved the class settlement. On June 30, 2011, AIG and certain subsidiaries placed their portion of the total settlement payment into escrow. If the settlement does not receive final court approval, those funds will revert to those parties. A final fairness hearing took place on September 14, 2011. On March 30, 2012, the Court granted final approval of the class settlement. The deadline for objectors to initiate appeals, if any, from the order granting final approval of the settlement is April 30, 2012.

   A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

   On October 17, 2011, the Court conducted a conference in connection with the tag-along actions that have been consolidated with the Multi-District Litigation, and subsequently ordered that discovery and motion practice may proceed in those cases. The parties subsequently submitted proposed scheduling orders for discovery and any

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   additional motion practice to the Court, and a scheduling conference has been scheduled before the magistrate judge for April 30, 2012.

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 21, 2023. The total lease expense was $103,577, $103,403 and $93,579 in 2011, 2010 and 2009, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Admitted Pool based upon their stated pool percentage.

   At January 1, 2012, the minimum aggregate annual rental commitments are as follows:

                    2012......................... $ 103,455
                    2013.........................    91,419
                    2014.........................    87,653
                    2015.........................    83,502
                    2016.........................    82,749
                    Thereafter...................   215,358
                                                  ---------
                    TOTAL MINIMUM LEASE PAYMENTS  $ 664,136
                                                  =========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2011, the Company has not incurred

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

   a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,628,077 as of December 31, 2011. Also, as of December 31, 2011, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                           LICENSED IN
NAME OF LIFE INSURER                                     LOCATION BALANCES PENNSYLVANIA
--------------------                                     -------- -------- ------------
American General Life Insurance Company................. Texas    $ 87,021     Yes
American General Life Insurance Company of Delaware..... Delaware  329,170     Yes
BMO Life Assurance Company.............................. Canada    217,618      No
The United States Life Insurance Company in the City of  New
  New York.............................................. York      928,474     Yes
                                                         -------- --------     ---

   As part of the purchase agreement related to the acquisition of a certain affiliated entity from AIG, the Company may be obligated to pay a portion of future distributions of the acquired entity. The Company has recorded a liability for this contingent commitment.

   As part of its private equity portfolio investment, as of December 31, 2011, the Company may be called upon for an additional capital investment of up to $265,989. The Company expects only a small portion of this portfolio will be called during 2012.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

   The Company has not been required to perform under any of the guarantees that it had issued.

   The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Additionally, each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of its direct (prior to reinsurance) policyholder liabilities. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with a hold harmless agreement relative to the guarantee. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets, estimated loss to the Company and policyholder surplus for each guaranteed entity as of December 31, 2011:

                                                                         POLICYHOLDER   INVESTED   ESTIMATED  POLICYHOLDERS'
                                                       DATE      DATE    OBLIGATIONS @  ASSETS @     LOSS @      SURPLUS
GUARANTEED COMPANY                                    ISSUED  TERMINATED  12/31/2011   12/31/2011  12/31/2011  @ 12/31/2011
------------------------------------------------     -------- ---------- ------------- ----------- ---------- --------------
AHICO First American-Hungarian Insurance
  Company....................................... *    9/15/98   1/30/09   $   154,182  $   186,506     --       $   37,928
American General Life Insurance Company of
  Delaware (formerly AIG Life Insurance
  Company)......................................      7/13/98  12/29/06     8,292,513    8,960,659     --          450,625
American International Assurance Co (Bermuda)
  Limited.......................................      8/23/99   1/31/08    18,613,000   33,555,000     --        3,419,000
American International Life Assurance Company
  of New York................................... **   7/13/98   4/30/10     5,499,817   22,548,377               1,842,268
Chartis Excess Limited (formerly AIG Excess
  Liability Insurance International Limited)....      5/28/98               2,267,382      681,607     --          402,175
Chartis Insurance Company--Puerto Rico
  (formerly American International Insurance
  Company of Puerto Rico).......................      11/5/97  12/31/09        97,923      161,071     --          142,618
Chartis Insurance Ireland Limited (formerly AIG
  Europe (Ireland) Limited).....................     12/15/97   1/31/12       837,812      402,556     --          125,215
Chartis Select Insurance Company (formerly AIG
  Excess Liability Insurance Company, Ltd.)..... ***  7/29/98   4/30/12       399,439    4,950,911     --        1,975,192
Chartis Ukraine Insurance Company (formerly
  AIG Ukraine) (rating withdrawn 2/13/03).......      10/1/00                  28,559           --     --            6,190
CJSC AIG Life Insurance Company (Russia)
  (formerly AIG Russia Insurance Company
  ZAO).......................................... *    9/15/98   1/30/09       338,645      481,345     --          145,641
First American Czech Insurance Company,
  A.S........................................... *    9/15/98   1/30/09       552,799      620,022     --           77,158
La Meridional Compania Argentina de Seguros
  S.A...........................................       1/6/98                 208,528       50,365     --           32,137
Landmark Insurance Company...................... +     3/2/98   4/30/12        96,463      512,494     --          160,746
21st Century Security Insurance Company (f/k/a
  New Hampshire Indemnity Company, Inc.)........     12/15/97   8/31/09        16,605      199,533     --          178,614
                                                     --------  --------   -----------  -----------    ---       ----------
   Total guarantees.............................                          $37,403,667  $73,310,446    $--       $8,995,507
                                                     ========  ========   ===========  ===========    ===       ==========

* These insurers were purchased by Met Life on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees

** American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010.

***Merged into Lexington Insurance Company effective January 1, 2012.

+  Merged into National Union effective January 1, 2012.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

As of December 31, 2011 and 2010, other admitted assets as reported in the accompanying STATEMENTS OF ADMITTED ASSETS were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2011       2010
          ---------------------                  ---------  ---------
          Allowance provision................... $(109,147) $(259,391)
          Deposit accounting assets.............         4        724
          Deposit accounting assets--funds held.        --     93,433
          Guaranty funds receivable and on
            deposit.............................    10,567     12,876
          Loss funds on deposit.................    45,227     72,265
          Note receivable--reinsurance
            commutation.........................        --     39,065
          Paid loss clearing....................   365,347    335,996
          Retroactive reinsurance recoverable...     1,467      1,345
          Other assets..........................    77,215    144,151
                                                 ---------  ---------
          TOTAL OTHER ADMITTED ASSETS            $ 390,680  $ 440,464
                                                 =========  =========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

As of December 31, 2011 and 2010, the Company's liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments amounted to $145,746 and $42,674, respectively, with related assets for premium tax credits of $10,567 and $12,860, respectively. Of the amount accrued, the Company expects to pay approximately $78,105 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $57,075 in future periods. In addition, the Company anticipates it will realize $6,662 of premium tax offset credits and the associated liability in years two through five. The remaining $3,905 will be realized between years six through ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2011 is set forth below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)

Assets recognized from paid and accrued premium tax offsets
   and policy surcharges prior year-end............................................................ $12,860
Decreases current year:
   Policy surcharges collected.....................................................................     426
   Policy surcharges charged off...................................................................      --
   Premium tax offset applied......................................................................   2,785
Increases current year:
   Policy surcharges collected.....................................................................      --
   Policy surcharges charged off...................................................................      --
   Premium tax offset applied......................................................................     918
                                                                                                    -------
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end. $10,567
                                                                                                    =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2011 and 2010, the Company had established an allowance for doubtful accounts of $109,147 and $259,391, respectively, which was reported as a contra asset within OTHER ADMITTED ASSETS in the accompanying STATEMENTS OF ADMITTED ASSETS.

   During 2011, 2010 and 2009, the Company recorded $(17,201), $21,847, and
   $(37,084), respectively, for allowance for doubtful accounts to NET GAIN/(LOSS) FROM AGENTS' BALANCES CHARGED-OFF in the accompanying STATEMENTS OF OPERATIONS.

   As of December 31, 2011 and 2010, other liabilities as reported in the accompanying STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS were comprised of the following balances:

OTHER LIABILITIES                                                                                2011       2010
-----------------                                                                             ---------  ---------
Accrued retrospective premiums............................................................... $  67,962  $  68,242
Amounts withheld or retained by company for account of others................................     4,715     10,585
Deferred commission earnings.................................................................     4,392      4,599
Deposit accounting liabilities...............................................................   103,048    200,441
Deposit accounting liabilities - funds held..................................................     5,117      1,045
Remittances and items not allocated..........................................................    26,252     30,006
Retroactive reinsurance payable..............................................................       372      1,328
Retroactive reinsurance reserves - assumed...................................................         -      4,405
Retroactive reinsurance reserves - ceded.....................................................      (949)    (2,192)
Salvage and subrogation recoverable..........................................................         -      1,876
Servicing carrier liability..................................................................     7,314      5,908
Escrow funds (NICO)..........................................................................    27,120          -
Other legal contingencies....................................................................    55,536          -
Other liabilities, includes suspense accounts, expense account balances and certain accruals.    73,722    133,364
                                                                                              ---------  ---------
   TOTAL OTHER LIABILITIES................................................................... $ 374,601  $ 459,607
                                                                                              =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, SURPLUS AND QUASI-REORGANIZATIONS (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of Chartis Reinsureds. Chartis reports the balances collected and due to NICO as Escrow funds.

   NOTE 13 - SUBSEQUENT EVENTS

   Type I - Recognized Subsequent Events:

   Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

   None

   Type II - Nonrecognized Subsequent Events:

   Subsequent events have been considered through April 25, 2012 for the statutory statement issued on April 27, 2012.

   Effective January 1, 2012, Landmark Insurance Company (Landmark) entered into an agreement of merger with the Company, whereby 100 percent of Landmark's business will be merged into the Company. The statutory surplus of Landmark is $160,746. In addition, effective January 1, 2012, Lexington Insurance Company (Lexington) entered into an agreement of merger with Chartis Select Insurance Company (Chartis Select), whereby 100 percent of Chartis Select's business was merged into Lexington. In accordance with the terms and conditions of these executed agreements, the mergers will result in the following; (1) Landmark's (2 percent) and Chartis Select's (18 percent) pool participation percentages will be added to Lexington, thereby increasing Lexington's participation percentage to 90 percent, and (2) the Company will retrocede 100 percent of Landmark's business to Lexington. Also, on that date, the Company's ownership of Lexington increased to 77.7 percent and ISOP's and Chartis PC's ownership decreased to 14.9 percent and
   4.4 percent, respectively, upon the merger of Chartis Select into Lexington.

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Chartis U.S. Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and Chartis, Inc. (AIG CMA). The AIG CMA provides that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage of 350 percent of the Fleet's Authorized Control Level
   (ACL) Risk Based Capital (RBC), as estimated by Chartis, Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors (the SMP), AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of Chartis and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of; (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP, or,
   (ii) the maximum dividends permitted by any applicable domiciliary regulator.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
                       DECEMBER 31, 2011, 2010 AND 2009
                                (000'S OMITTED)


   Effective February 17, 2012, the Fleet entered into a CMA (Chartis CMA) with Chartis, Inc., Chartis U.S., Inc. and Chartis International, LLC (the Chartis entities). The Chartis CMA provides that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by Chartis pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the Chartis Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   The Company received the approval from the PA DOI to pay an extraordinary dividend of $910,000 to its immediate parent. The dividend, made up of municipal securities and cash of $876,104 and $33,896, respectively, was paid on March 27, 2012.

   In a transaction effective March 2012, and with the approval of the PA DOI, ISOP and Chartis PC distributed their ownership of Lexington and Chartis Specialty Insurance Company (Chartis Specialty) to Chartis by means of an extraordinary dividend and return of paid in capital. Chartis then contributed the shares of Lexington and Chartis Specialty to the Company. As a result of this transaction, Lexington and Chartis Specialty are now wholly owned subsidiaries of the Company.

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP 72.

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

     (1) Audited Financial Statements of Separate Account USL A of The United States Life Insurance Company in the City of New York for the year ended December 31, 2011 are included in Part B of the registration statement.

     (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2011, 2010 and 2009 are included in Part B of the registration statement.

     (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2011 and 2010, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2011 are included in Part B of the registration statement.

(b)  Exhibits.

     (1)(a) Certificate of Resolution for American International Life Assurance Company of New York pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

     (1)(b) Section 5, the "Governing Law and Name of Surviving Corporation" of the Agreement and Plan of Merger. (5)

     (2)          N/A

     (3)(a) Specimen form of Amended and Restated Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, dated September 22, 2009. (9)

     (3)(b) Form of Schedule A as of January 1, 2011 to Amended and Restated Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, dated September 22, 2009. (9)

     (3)(c)       Form of Selling Group Agreement. (9)

     (4)(a) Form of Single Premium Group Immediate Variable Annuity Nonparticipating Contract, Form No. 21GVIA1000. (2)

     (4)(b) Form of Single Premium Immediate Variable Annuity Nonparticipating Certificate of Coverage, Form No. 26GVIA1000.
                  (2)

     (4)(c)       Form of Certificate Schedule, Form No. 14EGAN403. (2)

     (4)(d)       Form Endorsement - Partial Withdrawal Option, Form No.
                  26GVPW0403. (2)

     (4)(e) Form Endorsement - Initial Allocation of Net Single Premium, Form No. 26GVMM403. (2)

     (4)(f) Form of Endorsement Cancellation Option, Form No. 26GVCO403-Rev(11/05). (3)

     (4)(g)       Specimen form of Merger Endorsement. (5)

     (5)(a)       Form of Master Application for Group Annuity (46648RG (7/03)
                  APP). (12)

     (5)(b) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (4)

     (5)(c)       Form of Immediate Enrollment Form (24GVIA1000 (VLIP)). (12)

     (5)(d)       Form of Annuity Service Change Request, Form No. VGVCR
                  Rev03/11. (14)

     (6)(a) Charter of The United States Life Insurance Company in the City of New York, Restated as of December 31, 2011. (15)

     (6)(b) Copy of the Bylaws of The United States Life Insurance Company in the City of New York, amended and restated December 14, 2010. (11)

     (7)(a) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (5)

     (7)(b) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (5)

     (7)(c) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (5)

     (7)(d) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (5)

     (8)(a)(i) Form of Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. dated December 27, 2001. (6)

     (8)(a)(ii) Form of Addendum to Fund Participation Agreement between American International Life Assurance Company of New York and The Vanguard Group, Inc. (7)

     (8)(a)(iii) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American International Life Assurance Company of New York. (7)

     (8)(a)(iv) Form of Letter of Consent among The Vanguard Group, Inc., Vanguard Variable Insurance Fund, American International Life Assurance Company of New York and The United States Life Insurance Company in the City of New York. (9)

     (8)(a)(v) Form of Amendment No. 1 to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York dated as of April 30, 2012. (Filed herewith)

     (8)(b) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and American International Life Assurance Company of New York. (10)

     (8)(c)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (8)

     (8)(c)(ii) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York. (8)

     (8)(c)(iii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (8)

     (8)(c)(iv) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (8)

     (8)(c)(v) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (8)

     (8)(c)(vi) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (8)

     (8)(c)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (8)

     (8)(c)(viii) Form of Addendum No. 34 to Service and Expense Agreement dated
                  February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (8)

     (8)(c)(ix) Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (8)

     (8)(d)(i) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of American International Life Assurance Company of New York. (9)

     (8)(d)(ii) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (9)

     (8)(e) Notice of Termination of AIG Support Agreement between American International Life Assurance Company of New York and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit 1. (9)

     (8)(f) Specimen form of Agreement and Plan of Merger including the Charter of The United States Life Insurance Company in the City of New York as the Surviving Corporation. (9)

     (8)(g) Unconditional Capital Maintenance Agreement between American International Group, Inc. and The United States Life Insurance Company in the City of New York. (11)

     (9) Opinion and Consent of Lauren W. Jones, Esq., Chief Counsel of American General Life Companies, LLC. (12)

     (10)(a) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

     (10)(b)      Consent of Certified Public Accountants,
                  PricewaterhouseCoopers, Hong Kong (Filed herewith)

     (11)         N/A

     (12)         N/A

     (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (13)

     (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of The United States Life Insurance Company in the City of New York. (15)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 033-39170) of Variable Account A of American International Life Assurance Company of New York filed on October 27, 1998.

(2) Incorporated by reference to the initial filing of Form N-4 Registration Statement (File No. 333-108724) of Variable Account A of American International Life Assurance Company of New York filed on September 12, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-108724) of Variable Account A of American International Life Assurance Company of New York filed on July 13, 2006.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(6) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on December 28, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-63412) of Variable Account A of American International Life Assurance Company of New York filed on April 25, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

(9) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on December 30, 2010.

(10) Incorporated by reference to Post-Effective Amendment No. 16 to Form N-6 Registration Statement (File No. 333-48457) of Variable Account B of American International Life Assurance Company of New York filed on May 1, 2007.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(12) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-171496) of The United States Life Insurance Company in the City of New York Separate Account USL A filed on December 30, 2010.

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171496) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2012.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                                   POSITIONS AND OFFICES WITH DEPOSITOR
     NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
      BUSINESS ADDRESS             CITY OF NEW YORK
----------------------------       -----------------------------------------------
Jay S. Wintrob                     Director, Chairman, President and Chief Executive Officer
1 SunAmerica Center
Avenue of the Stars
Los Angeles, CA 90067

Bruce R. Abrams                    Director, President - Western National
2919 Allen Parkway
Houston, TX 77019

Michael J. Akers                   Director, Executive Vice President and Chief Financial Officer
2727-A Allen Parkway
Houston, TX 77019

William J. Carr                    Director
147 Warrenton Drive
Houston, TX 77024

                                   POSITIONS AND OFFICES WITH DEPOSITOR
     NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
      BUSINESS ADDRESS             CITY OF NEW YORK
----------------------------       -----------------------------------------------
Mary Jane B. Fortin                Director, President - American General
2929 Allen Parkway
Houston, TX 77019

William J. Kane                    Director
10816 Andora Avenue
Chatsworth, CA 91311

H. Thomas McMeekin                 Director, Chief Investment Officer
180 Maiden Lane
New York, NY 10038

Scott H. Richland                  Director
1685 Rico Place
Palos Verdes Ests., CA 90274

R. Lawrence Roth                   Director
One World Financial Center
200 Liberty Street
New York, NY 10281

Kyle L. Jennings                   Executive Vice President and  General Counsel
2919 Allen Parkway
Houston, TX 77019

Steven D. Anderson                 Senior Vice President and Assistant Controller
2929 Allen Parkway
Houston, TX 77019

Erik A. Baden                      Senior Vice President - Strategic Marketing and Business Development
2929 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                   Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein                Senior Vice President and Chief and Appointed Actuary
2727-A Allen Parkway
Houston, TX 77019

                                   POSITIONS AND OFFICES WITH DEPOSITOR
     NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
      BUSINESS ADDRESS             CITY OF NEW YORK
----------------------------       -----------------------------------------------
Don W. Cummings                     Senior Vice President and Controller
2929 Allen Parkway
Houston, TX 77019

John J. Gatesman                   Senior Vice President
2929 Allen Parkway
Houston, TX 77019

William Patrick Hayes              Chief Compliance Officer
2919 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Glen D. Keller                     Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard D. McFarland               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rodney E. Rishel                   Senior Vice President
2929 Allen Parkway
Houston, TX 77019

                                   POSITIONS AND OFFICES WITH DEPOSITOR
     NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
      BUSINESS ADDRESS             CITY OF NEW YORK
----------------------------       -----------------------------------------------
Durr H. Sexton                     Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Edward F. Bacon                    Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                     Vice President
2929 Allen Parkway
Houston, TX 77019

Mark E. Bolding                    Vice President
2929 Allen Parkway
Houston, TX 77019

Stephen J. Brenneman               Vice President
600 N. King Street
Wilmington, DE 19801

Jay H. Drucker                     Vice President
2929 Allen Parkway
Houston, TX 77019

Royce D. Fithen                    Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Leo W. Grace                       Vice President
2929 Allen Parkway
Houston, TX 77019

Richard L. Gravette                Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Julie Cotton Hearne                Vice President and Secretary
2919 Allen Parkway
Houston, TX 77019

                                   POSITIONS AND OFFICES WITH DEPOSITOR
     NAME AND PRINCIPAL            THE UNITED STATES LIFE INSURANCE COMPANY IN THE
      BUSINESS ADDRESS             CITY OF NEW YORK
----------------------------       -----------------------------------------------
Walter P. Irby                     Vice President
2929 Allen Parkway
Houston, TX 77019

Randy J. Marash                    Vice President
3600 Route 66
Neptune, NJ 07753

William P. Hayes                   Chief Compliance Officer
2919 Allen Parkway
Houston, TX 77019

Becky A. Strom                     Privacy and Anti-Money Laundering Officer
2727-A Allen Parkway
Houston, TX 77019

Larry E. Blews                     Chief Compliance Officer, 38a-1
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones                    Chief Counsel - Business Lines and Assistant Secretary
2919 Allen Parkway
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-12-001369, filed February 23, 2012. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 30, 2012, there were seventeen (17) owners of Contracts of the class covered by this registration statement, eight (8) qualified Contracts and nine
(9) non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2

AMERICAN GENERAL LIFE INSURANCE COMPANY OF DELAWARE
Variable Account I
Variable Account II

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL B

(b) The following information is provided for each director and officer of the principal underwriter:

   NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH UNDERWRITER
    BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------------           --------------------------------------------
Mary Jane B. Fortin                Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX  77019

Erik A. Baden                      Director
2929 Allen Parkway
Houston, TX 77019

John Gatesman                      Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                   Executive Vice President, General Counsel and Secretary
2919 Allen Parkway
Houston, TX 77019

Larry Blews                        Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX  77019

Robert F. Herbert, Jr.             Vice President
2727-A Allen Parkway
Houston, TX 77019

T. Clay Spires                     Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Lauren W. Jones                    Assistant Secretary
2919 Allen Parkway
Houston, TX 77019

   NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH UNDERWRITER
    BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------------           --------------------------------------------
Rhonda Washington                  Treasurer, Controller
2727-A Allen Parkway
Houston, TX  77019

Barbara J. Moore                   Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Becky Strom                        Vice President, Chief Privacy Officer & Anti-Money
2727-A Allen Parkway               Laundering Officer
Houston, TX 77019

(c) Compensation From the Registrant.

NAME OF PRINCIPAL   NET UNDERWRITING   COMPENSATION    BROKERAGE     COMPENSATION
UNDERWRITER         DISCOUNTS AND      ON REDEMPTION   COMMISSIONS
                    COMMISSIONS
American General            0                0              0             0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281 or at The United States Life Insurance Company in the City of New York's Administrative Offices located at 405 King Street, 4th Floor, Wilmington, Delaware 19801-3722.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a)  Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)  Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of National Union, free of charge upon a contract owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with an issue date later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

Effective December 31, 2010, American International Life Assurance Company of New York, an affiliate of The United States Life Insurance Company in the City of New York, merged with and into The United States Life Insurance Company in the City of New York. New York law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 27th day of April, 2012.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL A
                                        (Registrant)


                                    BY: THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)


                                    BY: DON W. CUMMINGS
                                        ---------------
                                        DON W. CUMMINGS
                                        SENIOR VICE PRESIDENT
                                           AND CONTROLLER


                                   US Life - 1

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature              Title                       Date
---------              -----                       ----


MARY JANE B. FORTIN*         Director and          April 27, 2012
--------------------     Divisional President
MARY JANE B. FORTIN


JANA W. GREER*           Divisional President      April 27, 2012
--------------
JANA W. GREER


BRUCE R. ABRAMS*             Director and          April 27, 2012
----------------         Divisional President
BRUCE R. ABRAMS


MICHAEL J. AKERS*               Director           April 27, 2012
-----------------
MICHAEL J. AKERS


WILLIAM J. CARR*                Director           April 27, 2012
----------------
WILLIAM J. CARR


WILLIAM J. KANE*                Director           April 27, 2012
----------------
WILLIAM J. KANE


H. THOMAS MCMEEKIN*             Director           April 27, 2012
-------------------
H. THOMAS MCMEEKIN


SCOTT H. RICHLAND*              Director           April 27, 2012
------------------
SCOTT H. RICHLAND


R. LAWRENCE ROTH*               Director           April 27, 2012
-----------------
R. LAWRENCE ROTH


DON W. CUMMINGS*       Senior Vice President and   April 27, 2012
----------------               Controller
DON W. CUMMINGS


KYLE L. JENNINGS            Attorney-in-Fact       April 27, 2012
----------------
KYLE L. JENNINGS


                                   US Life - 2

                                                                      333-171496
                                                                       811-04865

                                   SIGNATURES

     National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2012.

                                                NATIONAL UNION FIRE INSURANCE
                                                COMPANY OF PITTSBURGH, PA.


                                            BY: SEAN T. LEONARD
                                                ---------------
                                                SEAN T. LEONARD
                                                CHIEF FINANCIAL OFFICER
                                                   AND SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                        Title           Date
---------                        -----           ----


*PETER D. HANCOCK        Chairman and Director   April 27, 2012
-----------------
PETER D. HANCOCK


PETER J. EASTWOOD        President and Chief     April 27, 2012
-----------------        Executive Officer
PETER J. EASTWOOD


*JAMES BRACKEN           Director                April 27, 2012
--------------
JAMES BRACKEN


*JOHN Q. DOYLE           Director                April 27, 2012
--------------
JOHN Q. DOYLE


*DAVID NEIL FIELDS       Director                April 27, 2012
------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG         Director                April 27, 2012
----------------
DAVID L. HERZOG


*MONIKA M. MACHON        Director                April 27, 2012
-----------------
MONIKA M. MACHON


*RALPH W. MUCERINO       Director                April 27, 2012
------------------
RALPH W. MUCERINO


*SID SANKARAN            Director                April 27, 2012
-------------
SID SANKARAN


*CHARLES E. WILLIAMSON   Director                April 27, 2012
----------------------
CHARLES E. WILLIAMSON


*MARK T. WILLIS          Director                April 27, 2012
---------------
MARK T. WILLIS


*BY: SEAN T. LEONARD
     ---------------
     SEAN T. LEONARD
     ATTORNEY-IN-FACT
     (Exhibit (13)(a) to the Registration Statement)

                                  EXHIBIT INDEX

ITEM 24. EXHIBITS

     (8)(a)(v) Form of Amendment No. 1 to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York dated as of April 30, 2012.

     (10)(a) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

     (10)(b)      Consent of Certified Public Accountants,
                  PricewaterhouseCoopers, Hong Kong


                                       E-1